UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-2368

Name of Registrant: Vanguard Fixed Income Securities Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: January 31

Date of reporting period: February 1, 2011 – July 31, 2011

Item 1: Reports to Shareholders

Vanguard U.S. Government Bond Funds
Semiannual Report

July 31, 2011

Vanguard Short-Term Treasury Fund
Vanguard Short-Term Federal Fund
Vanguard Intermediate-Term Treasury Fund
Vanguard GNMA Fund
Vanguard Long-Term Treasury Fund

> For the six months ended July 31, 2011, returns for the Vanguard U.S. Government Bond Funds ranged from 1.37% for Investor Shares of the Short-Term Treasury Fund to 9.03% for Admiral Shares of the Long-Term Treasury Fund.

> The funds posted mixed results when compared with the average returns of peer-group funds, and the performance of their respective benchmark indexes.

> Treasury bond prices rose substantially and yields fell in tandem as investor concern mounted about the fiscal and economic outlooks for the United States and Europe.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	4
Advisors’ Report.	10
Short-Term Treasury Fund.	15
Short-Term Federal Fund.	28
Intermediate-Term Treasury Fund.	42
GNMA Fund.	55
Long-Term Treasury Fund.	70
About Your Fund’s Expenses.	83
Trustees Approve Advisory Arrangements.	86
Glossary.	88

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Six Months Ended July 31, 2011
	30-Day SEC	Income	Capital	Total
	Yields	Returns	Returns	Returns
Vanguard Short-Term Treasury Fund
Investor Shares	0.32%	0.34%	1.03%	1.37%
Admiral™ Shares	0.44	0.40	1.03	1.43
Barclays Capital U.S. 1–5 Year Treasury Bond
Index				1.98
Short-Term U.S. Treasury Funds Average				1.45
Short-Term U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.
Vanguard Short-Term Federal Fund
Investor Shares	0.73%	0.54%	1.11%	1.65%
Admiral™ Shares	0.85	0.60	1.11	1.71
Barclays Capital U.S. 1–5 Year Government Bond
Index				1.88
1–5 Year Government Funds Average				1.24
1–5 Year Government Funds Average: Derived from data provided by Lipper Inc.
Vanguard Intermediate-Term Treasury Fund
Investor Shares	1.44%	1.14%	3.76%	4.90%
Admiral™ Shares	1.56	1.20	3.76	4.96
Barclays Capital U.S. 5–10 Year Treasury Bond
Index				6.09
General U.S. Treasury Funds Average				5.39
General U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.
Vanguard GNMA Fund
Investor Shares	3.23%	1.65%	2.61%	4.26%
Admiral™ Shares	3.35	1.71	2.61	4.32
Barclays Capital U.S. GNMA Bond Index				4.68
GNMA Funds Average				3.96

GNMA Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

1

Your Fund’s Total Returns

Six Months Ended July 31, 2011
	30-Day SEC	Income	Capital	Total
	Yields	Returns	Returns	Returns
Vanguard Long-Term Treasury Fund
Investor Shares	3.42%	1.91%	7.06%	8.97%
Admiral™ Shares	3.54	1.97	7.06	9.03
Barclays Capital U.S. Long Treasury Bond Index				9.09
General U.S. Treasury Funds Average				5.39

General U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

2

Your Fund’s Performance at a Glance

January 31, 2011 , Through July 31, 2011
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Short-Term Treasury Fund
Investor Shares	$10.70	$10.81	$0.036	$0.000
Admiral Shares	10.70	10.81	0.042	0.000
Vanguard Short-Term Federal Fund
Investor Shares	$10.77	$10.89	$0.057	$0.000
Admiral Shares	10.77	10.89	0.063	0.000
Vanguard Intermediate-Term Treasury Fund
Investor Shares	$11.34	$11.76	$0.125	$0.006
Admiral Shares	11.34	11.76	0.132	0.006
Vanguard GNMA Fund
Investor Shares	$10.73	$11.01	$0.174	$0.000
Admiral Shares	10.73	11.01	0.180	0.000
Vanguard Long-Term Treasury Fund
Investor Shares	$10.77	$11.53	$0.197	$0.000
Admiral Shares	10.77	11.53	0.203	0.000

3

Chairman’s Letter

Dear Shareholder,

The financial markets were gripped by anxiety during much of the six months ended July 31—and, indeed, as I was writing this letter shortly afterward. Because U.S. Treasury securities are a particularly sensitive gauge of investors’ level of confidence, this directly affected the performance of your funds.

Typically, as concerns climb, so does demand for Treasuries, while yields decline simultaneously. As you can see in the tables that open this report, capital return—the price change that reflects market demand—was dominant by far in each fund’s total return.

These market dynamics helped produce six-month returns that ranged from 1.37% for Investor Shares of the Short-Term Treasury Fund to 9.03% for Admiral Shares of the Long-Term Treasury Fund. Our GNMA Fund, which returned about 4%, was influenced by a somewhat different set of forces, which I’ll discuss later.

As I noted, stress in the markets continued after the close of our reporting period. On August 5, Standard & Poor’s downgraded its credit rating of U.S. government bonds from AAA to AA+. This sparked a sharp reaction from the stock market and, somewhat paradoxically, a surge in demand for Treasuries. S&P said its action was prompted, in large part, by concern about “the effectiveness, stability, and predictability of American policymaking

4

and political institutions”—in other words, the political gridlock on vivid display during the debt-ceiling debate.

The downgrade was controversial, and the other major rating agencies reaffirmed their decision to continue giving the highest ratings to U.S. debt. At Vanguard, our credit analysts and economists regularly assess the financial strength of the United States and other sovereign borrowers. Our confidence in bonds backed by the “full faith and credit” of the U.S. government—that is, its unconditional guarantee to make principal and interest payments—remains unshaken, and we have cautioned investors against overreacting to the S&P downgrade.

Bonds rallied in the U.S. market as investors sought safety
Well before the credit downgrade, investors sought refuge from other troubles: Europe’s debt dramas (which included a second bailout for Greece), the economic shocks produced by the Japanese tsunami and its aftermath, the growing suspicion that an already slow economic recovery was rapidly losing steam, and the prolonged tussle in Congress over the nation’s debt ceiling. For the full six months, the broad U.S. taxable bond market returned more than 4%. Rising prices for bonds are a mixed blessing, of course; they imply lower yields on future investment.

Market Barometer
			Total Returns
		Periods Ended July 31, 2011
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	4.23%	4.44%	6.57%
Barclays Capital Municipal Bond Index (Broad tax-exempt
market)	6.27	3.24	4.90
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.13	1.78

Stocks
Russell 1000 Index (Large-caps)	1.62%	20.68%	2.80%
Russell 2000 Index (Small-caps)	2.63	23.92	4.00
Dow Jones U.S. Total Stock Market Index	1.55	20.83	3.27
MSCI All Country World Index ex USA (International)	1.39	17.36	3.18

CPI
Consumer Price Index	2.59%	3.63%	2.11%

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The yields on money market instruments such as Treasury bills remained near 0%, consistent with the Federal Reserve Board’s target for short-term interest rates. (And, it appears, low rates will continue: Shortly after our reporting period ended, the Federal Reserve pledged to keep short-term rates low, possibly for as long as two years.)

Stocks worldwide crept higher in a treacherous marketplace
Global stock markets struggled to find direction, as every positive signal seemed to be paired with its negative. The good news included surprisingly strong corporate profits, which proved a source of investor optimism through much of the period.

The counterpoint was a series of increasingly glum economic reports. Expectations that the U.S. economic expansion would accelerate in the second half of the year gave way to worries about the possibility of recession. The Dow Jones U.S. Total Stock Market Index finished the period with a return of 1.55%. Across the globe, stock returns were similarly modest.

Treasuries’ ‘safe haven’ allure remained undiminished
Despite the anxiety created by the delay in raising the debt ceiling and the specter of a potential U.S. default, investors flocked to Treasury securities during the six-month period. The U.S. government’s securities retained their unique worldwide status as

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Short-Term Treasury Fund	0.22%	0.10%	0.48%
Short-Term Federal Fund	0.22	0.10	0.86
Intermediate-Term Treasury Fund	0.22	0.10	0.61
GNMA Fund	0.23	0.11	0.98
Long-Term Treasury Fund	0.22	0.10	0.61

The fund expense ratios shown are from the prospectus dated May 26, 2011, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2011, the funds’ annualized expense ratios were: for the Short-Term Treasury Fund, 0.21% for Investor Shares and 0.10% for Admiral Shares; for the Short-Term Federal Fund, 0.21% for Investor Shares and 0.10% for Admiral Shares; for the Intermediate-Term Treasury Fund, 0.21% for Investor Shares and 0.10% for Admiral Shares; for the GNMA Fund, 0.22% for Investor Shares and 0.11% for Admiral Shares; for the Long-Term Treasury Fund, 0.21% for Investor Shares and 0.10% for Admiral Shares. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2010.

Peer groups: For the Short-Term Treasury Fund, Short-Term U.S. Treasury Funds; for the Short-Term Federal Fund, 1–5 Year Government Funds; for the Intermediate-Term Treasury Fund, General U.S. Treasury Funds; for the GNMA Fund, GNMA Funds; and for the Long-Term Treasury Fund, General U.S. Treasury Funds.

6

a “safe haven” investment. Amid strong demand, prices rose and yields across all but the shortest Treasury maturities dropped sharply—even though yields were already at or near generational lows.

Funds with longer duration—a measure of sensitivity to interest rate changes—outperformed most others, because longer-duration funds typically stand to gain more in price appreciation when yields fall. This trend was reflected in the Vanguard funds’ returns. The Short-Term Treasury and Short-Term Federal Funds returned 1.37% and 1.65%, respectively, for Investor Shares, while the Intermediate-Term Treasury Fund returned 4.90% and the Long-Term Treasury Fund 8.97% for Investor Shares.

These four funds generally have shorter durations than their benchmark indexes, and they ended the period a bit behind the index returns; the Intermediate-Term Treasury Fund lagged most. Compared with the average returns of their peer groups, the funds’ results were mixed, as you can see on pages 1 and 2. I want to note, however, that the Long-Term Treasury Fund’s large margin of outperformance occurred in part because its peer group includes many intermediate-term funds, which have shorter durations than long-term funds.

To take advantage of attractive investment opportunities and consistent with their investment mandates, each of the Treasury funds selectively invested in

Yields
	30-Day SEC Yields on
	January 31,	July 31,
Bond Fund (Investor Shares)	2011	2011
Short-Term Treasury	0.54%	0.32%
Short-Term Federal	0.92	0.73
Intermediate-Term Treasury	1.98	1.44
GNMA	3.27	3.23
Long-Term Treasury	4.09	3.42

mortgage-backed securities supported by the U.S. government, such as those issued by the Federal National Mortgage Association (FNMA) or backed by the Government National Mortgage Association (GNMA). By the end of the six-month period, the three Treasury-focused funds held about 12% of their assets in these securities, up from negligible amounts six months earlier.

The GNMA Fund returned about 4%, a step behind its benchmark index but ahead of the average return of competitive funds. The fund focuses on securities backed by pools of residential mortgages that are guaranteed as to timely payment of interest and dividends by GNMA, a unit of the Department of Housing and Urban Development.

The fund’s advisor, Wellington Management Company, continued its strategy of emphasizing sectors of the GNMA market, such as higher-coupon GNMA securities, where the potential for homeowner mortgage refinancing—which can reduce income to the fund—has historically been higher. In doing this, the advisor balances risk and reward: On the one hand, these higher-coupon securities represent higher-interest mortgages that would seem to be likely candidates for refinancing, given that mortgage interest rates are historically low; on the other hand, many homeowners have been unable to refinance for several reasons, including stricter bank-lending standards. As other market participants have realized the benefits of this strategy and bid up prices, the fund’s advisor reduced its higher-coupon emphasis somewhat.

Expect the unexpected and keep a steady hand on the tiller
Almost in the blink of an eye, seven months of year-to-date gains in the stock market were erased in late July and early August amid the final days of the U.S. debt-ceiling debate. As they often do, bonds moved in the opposite direction, somewhat less dramatically but still significantly: In the last five days of July, the broad U.S. bond market snapped back by almost one full percentage point.

Although volatility is a fact of life in investing, 2011 really stands out in terms of the utter unpredictability of events in the world at large and in the financial markets. Unforeseen developments such as political upheaval in the Middle East and North Africa, natural disaster in Japan, and a downgrade in the U.S. credit rating remind us that we always need to expect the unexpected.

8

It may go against the grain of human nature to stay the course during uncertain times, but history doesn’t lie. Regardless of what’s happening in the markets, sticking with a sound and diversified investment plan that is tailored to your personal goals, time frame, and risk tolerance has generally proven to be the best course of action.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 10, 2011

9

Advisors’ Report

For the Short-, Intermediate-, and Long-Term Treasury Funds, and the Short-Term Federal Fund

For the six months ended July 31, 2011, returns for the U.S. Government Bond Funds managed by Vanguard Fixed Income Group ranged from 1.37% for Investor Shares of the Short-Term Treasury Fund to 9.03% for Admiral Shares of the Long-Term Treasury Fund. The funds trailed their benchmark indexes. Results for the Short-Term and Intermediate-Term Treasury Funds were a step behind the average returns of their respective peer-group funds, while returns for the Short-Term Federal and Long-Term Treasury Funds were ahead of the average returns for competitive funds.

The investment environment and management

For the Treasury funds
As the period progressed, the self-sustaining nature of the economic recovery in the United States was called into question. Gross domestic product (GDP) grew more slowly than expected in the second calendar quarter, and the figure for first-quarter GDP was drastically revised downward to almost a flat rate of growth (from 1.3% to 0.4%). Fears of a double-dip recession resurfaced.

Events abroad did not help matters. In Japan, of course, the tsunami, earthquake, and ensuing nuclear disaster have probably tilted the economy—the world’s third-largest—back into recession, and have

Yields of U.S. Treasury Bonds
	January 31,	July 31,
Maturity	2011	2011
2 years	0.57%	0.36%
3 years	0.96	0.55
5 years	1.96	1.37
10 years	3.38	2.80
30 years	4.57	4.13
Source: Vanguard.

10

disrupted its worldwide export pipeline. In Europe, the headlines created a sense of déjà vu as investors focused again on Greece’s possible default on its debt and the consequences for other fiscally stretched European nations. Closer to home, fears were raised about a potential U.S. default as debt-ceiling negotiations dragged on in Washington.

Some of these events reached a resolution of sorts just before and just after the end of our reporting period. Greece received a second bailout (it got the first last year). The debt-ceiling negotiations were concluded at virtually the last minute—which, of course, didn’t go unnoticed by the major rating agencies. Standard & Poor’s, which had warned in April of a “material risk” that policymakers would have difficulty addressing medium- to long-term budgetary challenges, lowered the long-term debt rating of the U.S. government from AAA to AA+.

As the stock and bond markets reacted dramatically, the Federal Reserve announced that it had altered its outlook for the economy and suggested that it would keep its federal funds target rate “exceptionally low”—it’s already between 0% and 0.25%, of course—for as long as two years. Treasuries rallied in response and the yield curve flattened.

As we reported to you in our January 31 annual report, economists were then forecasting a self-sustaining economic recovery, and conditions did indeed seem to be improving. We therefore modestly reduced the funds’ durations early in the new fiscal year. (Duration is a gauge of a fund’s sensitivity to interest rate changes.) Our aim was to reduce the effect on the funds of rising interest rates that would result from a return to economic growth.

As it became increasingly apparent that economic conditions were actually eroding instead, and that the European debt crisis was far from over, we lengthened our duration in the Treasury (and Short-Term Federal) portfolios.

In an environment in which investors continued to favor Treasuries—which retained their traditional status as a safe-haven investment despite the debt-ceiling debate—Treasury bond prices rose. The rally created an opportunity to diversify the portfolios’ investments (within prospectus constraints) into U.S. government agency mortgage-backed securities.

With the Fed keeping monetary policy on hold and economic conditions becoming more uncertain, we have positioned the Short- and Intermediate-Term Treasury Funds to be ready for a rally at the longer ends of their maturity ranges. We expect yields of 30-year Treasuries to struggle relative to 10-year maturities, so our strategy is to remain nimble and focus our investments on portions of the yield curve where opportunities are more attractive.

There are many forces at play in the United States and Europe that will likely lead to a prolonged period of economic uncertainty and limited job growth. Treasury yields

11

should remain relatively low in such an environment. Real progress will remain subdued until the effects of the sovereign-debt deleveraging cycle in the United States and abroad have run their course. Until then, the U.S. economy remains vulnerable to economic shocks.

For the Short-Term Federal Fund
The Short-Term Federal Fund invests primarily in bonds issued or guaranteed by the federal government or federal agencies. During the six months just ended, the fund remained primarily invested in federal agency debentures; however, we also increased our holdings of government mortgage-backed securities (MBS).

MBS represent residential mortgages that are pooled together to form a security. Most are issued by Fannie Mae, Freddie Mac, and Ginnie Mae, each of which guarantees principal and interest on the bonds.

As of July 31, government-backed MBS accounted for about 23% of assets in the Short-Term Federal Fund (roughly twice the weighting of these securities in the three Treasury funds). We believe that, over the long term, there will be continued demand for high-quality assets backed by the federal government, including agency-issued MBS. Given the political focus on reducing the government’s role in the mortgage markets, we expect this strong demand to be met with diminishing supply.

In addition, weak refinancing activity—despite record-low mortgage rates—has created opportunities in MBS. Slow prepayments allow MBS to pay their coupons for longer periods than would be expected if borrowers could easily refinance. Prepayments have been slow for several reasons, including the reduced availability of mortgage credit and continued weakness in the housing market.

In terms of the fund’s positioning in debentures, we favor the longer-maturity portion of the yield curve because of the slightly more generous yield spreads there. Spreads on the shorter end of the maturity spectrum remain very tight and offer little pickup over Treasuries. Standard & Poor’s lowering of the United States’ credit rating has had little effect on the returns of the Short-Term Federal Fund, and we do not expect that to change.

Kenneth E. Volpert, CFA
Principal and Head of Taxable Bond Group

David R. Glocke, Principal

Ronald M. Reardon, Principal

Vanguard Fixed Income Group

August 18, 2011

For the GNMA Fund
For the six months ended July 31, Vanguard GNMA Fund returned 4.26% for Investor Shares and 4.32% for Admiral Shares. The fund’s return was close to that of its benchmark index and ahead of the average return of peer-group funds.

The investment environment
Positive economic fundamentals led to growing optimism about continued recovery in the U.S. throughout much of the half-year. This was particularly true early in the period, despite political unrest across the Middle East, the tragic events

12

accompanying the earthquake in Japan, and ongoing sovereign-debt difficulties in Europe.

However, investors’ risk appetite deteriorated later in the period. While Europe’s crisis deepened, polarized debate regarding the U.S. debt ceiling intensified. The prospect of an unprecedented credit-rating downgrade of U.S. Treasuries unnerved market participants further still (and this did occur early in August). Lastly, weaker-than-expected economic data raised concerns about the recovery’s sustainability.

The Federal Reserve maintained its accommodative stance, holding its key interest rate in the 0% to 0.25% range and completing its $600 billion bond-buying program as scheduled. Most Treasury yields declined.

Mortgage-backed securities (MBS) performed well, which was notable in light of considerable legislative and regulatory activity during the period. One major example was the proposed definition of a Qualified Residential Mortgage, a focus of interest because of the potential impact on both homebuyers and lenders. If the proposal is adopted, agency MBS—such as those issued by Fannie Mae, in which the fund invests some of its assets—would be considered Qualified Residential Mortgages and would thus be exempt from expected “risk retention” requirements forcing MBS issuers to retain ownership of a portion of their securities.

In addition, the U.S. Treasury announced that it would be selling its holdings of MBS, which total more than $140 billion, at a “gradual and orderly pace” over about a year. The measured pace of MBS selling, coupled with the anticipation of relatively modest net supply of issues outstanding, was generally supportive of the market. Moreover, MBS have seen substantial investor appetite, including strong demand from real estate investment trusts (REITs).

GNMA pass-through securities, in particular, performed well, in part because of a perceived decrease in prepayment risk. In April the Federal Housing Administration increased mortgage insurance premiums, making it more difficult for borrowers to refinance GNMA loans. This essentially reduced GNMA prepayment risk relative to conventional MBS. In addition, demand for GNMA securities remained notably strong among overseas investors attracted by the explicit U.S. government guarantee. This benefited performance.

Fund successes
As has been the case in difficult past periods, the fund finds a harbor from stormy seas by increasing its allocation to GNMA securities, with their “full faith and credit” guarantee, beyond the 80% mandated in our prospectus. Fund performance has benefited from this bias, as well as from our work to select holdings that can best mitigate prepayment risk. The fund outperformed its peers in Lipper’s GNMA Funds group for the period, helped by its allocation to certain securities

13

(consistent with its investment mandate) outside of its benchmark, the Barclays Capital U.S. GNMA Bond Index.

We believe the fund’s low expense ratio is a tremendous competitive asset. Because our expenses are lower than those of many other GNMA funds, we are able to post competitive returns without taking on additional risk or sacrificing liquidity.

Fund shortfalls
Compared with its benchmark index, the fund lagged modestly for the half-year in part because of security selection. During the period we intensified our focus on avoiding those securities with underlying mortgages most likely to be refinanced. Given that mortgage rates were fairly stable during this time, our focus on buying prepayment protection was not rewarded.

Fund positioning
As we head deeper into 2011, we believe that more of the bond market’s returns will be driven by income rather than by capital appreciation, which was the past year’s story. Although GNMAs’ yield advantage over U.S. Treasuries has decreased somewhat, in our view GNMAs still offer compelling opportunity. Given recent declines in Treasury rates, MBS spreads over Treasuries are more attractive than the yield of the 5-year Treasury note.

In addition, rates of prepayment are significantly lower than they have been in past cycles. The decline in residential real estate prices has made it harder for borrowers to refinance their mortgage loans without contributing cash. Also, mortgage lending has become more restrictive in recent years, as credit is available only to the highest-quality borrowers.

We continue to favor securities with coupons on both the higher and lower ends of the spectrum, where prepayments are expected to remain muted. We are generally avoiding the middling coupons, as we feel they are more vulnerable to heightened prepayment risk, especially if rates fall.

We believe that the sector will continue to be attractive to investors seeking high-quality assets with excellent liquidity. However, it is important to keep in mind that, like all bond funds, the GNMA Fund is likely to struggle once interest rates begin to rise again. We view that as an unlikely scenario in the near term, but a future environment of rising rates is almost certainly a matter of “when” rather than “if.”

Michael F. Garrett
Senior Vice President and Fixed Income
Portfolio Manager

Wellington Management Company, LLP
August 11, 2011

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Short-Term Treasury Fund

Fund Profile
As of July 31, 2011

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFISX	VFIRX
Expense Ratio[1]	0.22%	0.10%
30-Day SEC Yield	0.32%	0.44%

Financial Attributes
		Barclays	Barclays
		1–5 Year	Aggregate
		Treasury	Bond
	Fund	Index	Index
Number of Bonds	57	110	7,912
Yield to Maturity
(before expenses)	0.6%	0.6%	2.6%
Average Coupon	1.9%	2.1%	4.2%
Average Duration	2.2 years	2.6 years	5.2 years
Average Effective
Maturity	2.6 years	2.7 years	7.4 years
Short-Term
Reserves	0.5%	—	—

Sector Diversification (% of portfolio)
Government Mortgage-Backed	12.6%
Treasury/Agency	87.4

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	1–5 Year	Aggregate
	Treasury	Bond
	Index	Index
R-Squared	0.85	0.47
Beta	0.65	0.27

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	0.5%
1 - 3 Years	66.7
3 - 5 Years	28.8
5 - 7 Years	3.3
7 - 10 Years	0.7

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 26, 2011, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2011, the annualized expense ratios were 0.21% for Investor Shares and 0.10% for Admiral Shares.

15

Short-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2001, Through July 31, 2011

				Barclays
				1–5 Year
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2002	5.05%	1.88%	6.93%	7.37%
2003	3.98	3.43	7.41	7.17
2004	2.56	0.18	2.74	2.55
2005	2.64	-1.79	0.85	0.95
2006	3.20	-1.34	1.86	1.46
2007	4.30	-0.48	3.82	3.83
2008	4.58	5.26	9.84	10.35
2009	2.70	1.79	4.49	5.84
2010	1.60	0.90	2.50	1.95
2011	1.09	0.83	1.92	2.94
2012	0.34	1.03	1.37	1.98
Note: For 2012, performance data reflect the six months ended July 31, 2011.

Average Annual Total Returns: Periods Ended June 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/28/1991	1.50%	4.51%	2.96%	1.08%	4.04%
Admiral Shares	2/13/2001	1.62	4.63	3.09	1.08	4.17

See Financial Highlights for dividend and capital gains information.

16

Short-Term Treasury Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (111.1%)
U.S. Government Securities (98.5%)
	United States Treasury Bill	0.020%	8/11/11	459,000	458,968
	United States Treasury Bill	0.055%	8/25/11	290,000	289,968
	United States Treasury Note/Bond	0.625%	7/31/12	50,000	50,164
	United States Treasury Note/Bond	1.750%	8/15/12	75,000	76,125
	United States Treasury Note/Bond	0.375%	9/30/12	385,000	385,300
	United States Treasury Note/Bond	1.375%	10/15/12	55,000	55,713
	United States Treasury Note/Bond	1.375%	11/15/12	312,000	316,340
	United States Treasury Note/Bond	0.500%	11/30/12	20,000	20,053
	United States Treasury Note/Bond	1.125%	12/15/12	191,000	193,149
	United States Treasury Note/Bond	0.625%	12/31/12	250,000	251,095
	United States Treasury Note/Bond	1.375%	1/15/13	242,000	245,744
	United States Treasury Note/Bond	0.625%	2/28/13	290,000	291,314
	United States Treasury Note/Bond	0.625%	4/30/13	517,000	519,425
	United States Treasury Note/Bond	1.375%	5/15/13	75,000	76,360
	United States Treasury Note/Bond	1.125%	6/15/13	248,000	251,487
	United States Treasury Note/Bond	0.500%	11/15/13	110,000	110,257
	United States Treasury Note/Bond	4.250%	11/15/13	280,000	304,587
	United States Treasury Note/Bond	1.250%	2/15/14	200,000	204,094
	United States Treasury Note/Bond	1.250%	3/15/14	140,000	142,952
	United States Treasury Note/Bond	1.750%	3/31/14	158,000	163,358
	United States Treasury Note/Bond	1.875%	4/30/14	100,000	103,766
	United States Treasury Note/Bond	2.250%	5/31/14	30,000	31,472
	United States Treasury Note/Bond	2.625%	6/30/14	30,000	31,814
	United States Treasury Note/Bond	2.375%	8/31/14	280,000	295,226
	United States Treasury Note/Bond	2.375%	9/30/14	125,000	131,855
	United States Treasury Note/Bond	2.375%	10/31/14	70,000	73,883
	United States Treasury Note/Bond	2.125%	11/30/14	16,000	16,770
	United States Treasury Note/Bond	2.625%	12/31/14	5,000	5,326
1	United States Treasury Note/Bond	2.250%	1/31/15	190,000	200,005
	United States Treasury Note/Bond	2.375%	2/28/15	150,000	158,625
	United States Treasury Note/Bond	1.750%	7/31/15	220,000	227,150
	United States Treasury Note/Bond	1.250%	9/30/15	100,000	101,016
	United States Treasury Note/Bond	1.250%	10/31/15	40,000	40,350
	United States Treasury Note/Bond	1.375%	11/30/15	12,000	12,156
	United States Treasury Note/Bond	2.000%	1/31/16	5,000	5,190
	United States Treasury Note/Bond	2.625%	2/29/16	100,000	106,531
	United States Treasury Note/Bond	2.250%	3/31/16	85,000	89,051

17

Short-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	2.000%	4/30/16	80,000	82,800
United States Treasury Note/Bond	1.750%	5/31/16	57,000	58,256
United States Treasury Note/Bond	1.500%	6/30/16	3,000	3,026
United States Treasury Note/Bond	1.500%	7/31/16	50,000	50,351
				6,231,072
Conventional Mortgage-Backed Securities (12.6%)
[2,3,4] Fannie Mae Pool	3.500%	8/1/41	13,250	12,948
[2,3,4] Fannie Mae Pool	4.000%	6/1/40–8/1/41	46,580	47,342
[2,3,4] Fannie Mae Pool	4.500%	8/1/41	58,250	60,798
[2,3,4] Fannie Mae Pool	5.000%	6/1/41–8/1/41	107,750	114,990
[2,3,4] Fannie Mae Pool	5.500%	7/1/41–9/1/41	96,000	103,938
[2,3,4] Fannie Mae Pool	6.000%	5/1/37–9/1/41	64,537	70,769
[2,3] Fannie Mae Pool	7.000%	11/1/15–3/1/16	562	610
[2,3,4] Freddie Mac Gold Pool	3.500%	8/1/41	3,000	2,929
[2,3,4] Freddie Mac Gold Pool	4.000%	8/1/41	22,000	22,344
[2,3,4] Freddie Mac Gold Pool	4.500%	8/1/41	28,500	29,702
[2,3,4] Freddie Mac Gold Pool	5.000%	8/1/41	21,500	22,911
[2,3,4] Freddie Mac Gold Pool	5.500%	4/1/16–8/1/41	35,488	38,427
[2,3,4] Freddie Mac Gold Pool	6.000%	8/1/41	30,750	33,816
[2,3] Freddie Mac Gold Pool	7.000%	9/1/15–1/1/16	161	176
[2,4] Ginnie Mae I Pool	4.000%	8/1/41–9/1/41	16,750	17,253
[2,4] Ginnie Mae I Pool	4.500%	8/1/41–9/1/41	67,500	71,655
[2,4] Ginnie Mae I Pool	5.000%	7/1/41–8/1/41	61,750	67,269
[2,4] Ginnie Mae I Pool	5.500%	8/1/41	13,000	14,377
[2,4] Ginnie Mae II Pool	4.000%	8/1/41	12,500	12,898
[2,4] Ginnie Mae II Pool	4.500%	8/1/41	17,250	18,344
[2,4] Ginnie Mae II Pool	5.000%	8/1/41	15,000	16,369
[2,4] Ginnie Mae II Pool	5.500%	8/1/41	12,000	13,294
				793,159
Total U.S. Government and Agency Obligations (Cost $6,950,706)				7,024,231
Temporary Cash Investment (0.9%)
Repurchase Agreement (0.9%)
Barclays Capital Inc.
(Dated 7/29/11, Repurchase Value
$57,349,000, collateralized by
U.S. Treasury Note 1.375%, 10/15/12)
(Cost $57,348)	0.150%	8/1/11	57,348	57,348
Total Investments (112.0%) (Cost $7,008,054)				7,081,579
Other Assets and Liabilities (-12.0%)
Other Assets				540,964
Liabilities				(1,299,221)
				(758,257)
Net Assets (100%)				6,323,322

18

Short-Term Treasury Fund

Market
Value•
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	7,081,579
Receivables for Investment Securities Sold	504,495
Receivables for Capital Shares Issued	6,909
Other Assets	29,560
Total Assets	7,622,543
Liabilities
Payables for Investment Securities Purchased	1,273,663
Payables for Capital Shares Redeemed	11,138
Other Liabilities	14,420
Total Liabilities	1,299,221
Net Assets	6,323,322

At July 31, 2011, net assets consisted of:

Amount
($000)
Paid-in Capital	6,236,952
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	17,105
Unrealized Appreciation (Depreciation)
Investment Securities	73,525
Futures Contracts	(4,260)
Net Assets	6,323,322

Investor Shares—Net Assets
Applicable to 158,546,617 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,713,494
Net Asset Value Per Share—Investor Shares	$10.81

Admiral Shares—Net Assets
Applicable to 426,539,915 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,609,828
Net Asset Value Per Share—Admiral Shares	$10.81

• See Note A in Notes to Financial Statements.
1 Securities with a value of $8,950,000 have been segregated as initial margin for open futures contracts.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
4 Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of July 31, 2011.
See accompanying Notes, which are an integral part of the Financial Statements.

19

Short-Term Treasury Fund

Statement of Operations

Six Months Ended
July 31, 2011
($000)
Investment Income
Income
Interest	28,586
Total Income	28,586
Expenses
The Vanguard Group—Note B
Investment Advisory Services	472
Management and Administrative—Investor Shares	1,415
Management and Administrative—Admiral Shares	1,209
Marketing and Distribution—Investor Shares	289
Marketing and Distribution—Admiral Shares	713
Custodian Fees	57
Shareholders’ Reports—Investor Shares	28
Shareholders’ Reports—Admiral Shares	7
Trustees’ Fees and Expenses	3
Total Expenses	4,193
Net Investment Income	24,393
Realized Net Gain (Loss)
Investment Securities Sold	37,751
Futures Contracts	(20,647)
Realized Net Gain (Loss)	17,104
Change in Unrealized Appreciation (Depreciation)
Investment Securities	50,945
Futures Contracts	(4,259)
Change in Unrealized Appreciation (Depreciation)	46,686
Net Increase (Decrease) in Net Assets Resulting from Operations	88,183

See accompanying Notes, which are an integral part of the Financial Statements.

20

Short-Term Treasury Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2011	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	24,393	77,593
Realized Net Gain (Loss)	17,104	107,343
Change in Unrealized Appreciation (Depreciation)	46,686	(50,626)
Net Increase (Decrease) in Net Assets Resulting from Operations	88,183	134,310
Distributions
Net Investment Income
Investor Shares	(5,992)	(24,234)
Admiral Share	(18,401)	(53,359)
Realized Capital Gain[1]
Investor Shares	—	(37,066)
Admiral Shares	—	(84,641)
Total Distributions	(24,393)	(199,300)
Capital Share Transactions
Investor Shares	(177,656)	(453,034)
Admiral Shares	(127,123)	707,893
Net Increase (Decrease) from Capital Share Transactions	(304,779)	254,859
Total Increase (Decrease)	(240,989)	189,869
Net Assets
Beginning of Period	6,564,311	6,374,442
End of Period	6,323,322	6,564,311

1 Includes fiscal 2011 short-term gain distributions totaling $47,167,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Short-Term Treasury Fund

Financial Highlights

Investor Shares

Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2011	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.70	$10.81	$10.89	$10.80	$10.26	$10.31
Investment Operations
Net Investment Income	.036	.116	.175	.251	.444	.436
Net Realized and Unrealized Gain (Loss)
on Investments	.110	.089	.092	.225	.540	(.050)
Total from Investment Operations	.146	.205	.267	.476	.984	.386
Distributions
Dividends from Net Investment Income	(.036)	(.116)	(.170)	(.283)	(.444)	(.436)
Distributions from Realized Capital Gains	—	(.199)	(.177)	(.103)	—	—
Total Distributions	(.036)	(.315)	(.347)	(.386)	(.444)	(.436)
Net Asset Value, End of Period	$10.81	$10.70	$10.81	$10.89	$10.80	$10.26

Total Return[1]	1.37%	1.92%	2.50%	4.49%	9.84%	3.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,713	$1,874	$2,343	$2,812	$1,707	$1,328
Ratio of Total Expenses to
Average Net Assets	0.21%	0.22%	0.22%	0.21%	0.22%	0.26%
Ratio of Net Investment Income to
Average Net Assets	0.69%	1.07%	1.62%	2.15%	4.26%	4.24%
Portfolio Turnover Rate	250%[2]	124%	130%	156%	120%	114%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 88% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Short-Term Treasury Fund

Financial Highlights

Admiral Shares

Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2011	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.70	$10.81	$10.89	$10.80	$10.26	$10.31
Investment Operations
Net Investment Income	.042	.129	.187	.262	.457	.452
Net Realized and Unrealized Gain (Loss)
on Investments	.110	.089	.092	.225	.540	(.050)
Total from Investment Operations	.152	.218	.279	.487	.997	.402
Distributions
Dividends from Net Investment Income	(.042)	(.129)	(.182)	(.294)	(.457)	(.452)
Distributions from Realized Capital Gains	—	(.199)	(.177)	(.103)	—	—
Total Distributions	(.042)	(.328)	(.359)	(.397)	(.457)	(.452)
Net Asset Value, End of Period	$10.81	$10.70	$10.81	$10.89	$10.80	$10.26

Total Return	1.43%	2.05%	2.60%	4.60%	9.98%	3.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,610	$4,690	$4,031	$3,945	$2,667	$2,179
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.12%	0.11%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	0.80%	1.19%	1.72%	2.25%	4.38%	4.40%
Portfolio Turnover Rate	250%[1]	124%	130%	156%	120%	114%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes 88% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Short-Term Treasury Fund

Notes to Financial Statements

Vanguard Short-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities. This risk is mitigated by entering into mortgage dollar rolls with only highly rated counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

24

Short-Term Treasury Fund

In April 2011, the Financial Accounting Standards Board adopted Accounting Standards Update (ASU) 2011-03, “Transfers and Servicing (Topic 860)—Reconsideration of Effective Control for Repurchase Agreements.” The ASU takes effect for periods beginning after December 15, 2011. Under the ASU, certain mortgage-dollar-roll transactions that previously would have been accounted for as purchases and sales may be accounted for as financing transactions. Treating these transactions as financing would have no impact on total return, but certain transactions that previously resulted in realized gains and losses would instead be reflected in net income and unrealized gains and losses. Management is currently assessing whether the ASU will affect the accounting for the fund’s mortgage-dollar-roll transactions.

5. Repurchase Agreements: The fund invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2008–2011), and for the period ended July 31, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

8. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2011, the fund had contributed capital of $1,009,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.40% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

25

Short-Term Treasury Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of July 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	7,024,231	—
Temporary Cash Investments	—	57,348	—
Futures Contracts—Assets[1]	939	—	—
Futures Contracts—Liabilities[1]	(3,383)	—	—
Total	(2,444)	7,081,579	—
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	September 2011	2,296	504,941	672
30-Year U.S. Treasury Bond	September 2011	(681)	(87,253)	(2,510)
10-Year U.S. Treasury Note	September 2011	(649)	(81,571)	(949)
5-Year U.S. Treasury Note	September 2011	(499)	(60,601)	(104)
Ultra Long U.S. Treasury Bond	September 2011	(338)	(44,595)	(1,369)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

26

Short-Term Treasury Fund

At July 31, 2011, the cost of investment securities for tax purposes was $7,008,054,000. Net unrealized appreciation of investment securities for tax purposes was $73,525,000, consisting of unrealized gains of $74,953,000 on securities that had risen in value since their purchase and $1,428,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2011, the fund purchased $7,973,978,000 of investment securities and sold $8,352,052,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2011	January 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	246,487	22,989	910,908	84,215
Issued in Lieu of Cash Distributions	5,454	508	56,450	5,259
Redeemed	(429,597)	(40,105)	(1,420,392)	(131,132)
Net Increase (Decrease)—Investor Shares	(177,656)	(16,608)	(453,034)	(41,658)
Admiral Shares
Issued	840,577	78,502	2,347,749	216,967
Issued in Lieu of Cash Distributions	16,683	1,555	127,155	11,849
Redeemed	(984,383)	(91,892)	(1,767,011)	(163,408)
Net Increase (Decrease)—Admiral Shares	(127,123)	(11,835)	707,893	65,408

H. In preparing the financial statements as of July 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

27

Short-Term Federal Fund

Fund Profile
As of July 31, 2011

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VSGBX	VSGDX
Expense Ratio[1]	0.22%	0.10%
30-Day SEC Yield	0.73%	0.85%

Financial Attributes
		Barclays	Barclays
		1–5 Year	Aggregate
		Gov’t	Bond
	Fund	Index	Index
Number of Bonds	99	668	7,912
Yield to Maturity
(before expenses)	0.9%	0.6%	2.6%
Average Coupon	2.1%	2.1%	4.2%
Average Duration	2.2 years	2.5 years	5.2 years
Average Effective
Maturity	2.4 years	2.7 years	7.4 years
Short-Term
Reserves	0.8%	—	—

Sector Diversification (% of portfolio)
Government Mortgage-Backed	22.9%
Treasury/Agency	77.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	1–5 Year	Aggregate
	Gov’t	Bond
	Index	Index
R-Squared	0.76	0.74
Beta	0.83	0.41

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	14.5%
1 - 3 Years	51.6
3 - 5 Years	31.8
5 - 7 Years	2.1

Distribution by Credit Quality (% of portfolio)
U.S. Government	99.4%
Aaa	0.6

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 26, 2011, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2011, the annualized expense ratios were 0.21% for Investor Shares and 0.10% for Admiral Shares.

28

Short-Term Federal Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2001, Through July 31, 2011

				Barclays
				1–5 Year
				Gov’t
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2002	5.34%	2.14%	7.48%	7.52%
2003	4.17	2.86	7.03	7.25
2004	2.95	-0.50	2.45	2.62
2005	2.76	-1.78	0.98	1.15
2006	3.31	-1.35	1.96	1.63
2007	4.19	0.10	4.29	4.04
2008	4.77	4.48	9.25	9.86
2009	3.94	0.84	4.78	5.66
2010	2.39	1.62	4.01	2.56
2011	1.53	0.97	2.50	2.84
2012	0.54	1.11	1.65	1.88
Note: For 2012, performance data reflect the six months ended July 31, 2011.

Average Annual Total Returns: Periods Ended June 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	12/31/1987	1.77%	5.02%	3.32%	0.95%	4.27%
Admiral Shares	2/12/2001	1.89	5.13	3.41	0.95	4.36

See Financial Highlights for dividend and capital gains information.

29

Short-Term Federal Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (100.8%)
U.S. Government Securities (18.0%)
	United States Treasury Bill	0.020%	8/11/11	95,000	94,993
	United States Treasury Note/Bond	0.750%	11/30/11	42,500	42,580
	United States Treasury Note/Bond	1.000%	3/31/12	19,000	19,095
	United States Treasury Note/Bond	1.375%	4/15/12	70,000	70,547
	United States Treasury Note/Bond	0.750%	5/31/12	22,500	22,588
	United States Treasury Note/Bond	0.375%	9/30/12	10,500	10,508
	United States Treasury Note/Bond	1.375%	10/15/12	42,021	42,566
	United States Treasury Note/Bond	0.625%	1/31/13	100,000	100,453
	United States Treasury Note/Bond	1.375%	2/15/13	18,000	18,290
	United States Treasury Note/Bond	0.750%	3/31/13	100,000	100,656
	United States Treasury Note/Bond	0.625%	4/30/13	81,083	81,463
	United States Treasury Note/Bond	0.500%	5/31/13	35,409	35,503
	United States Treasury Note/Bond	1.125%	6/15/13	35,000	35,492
	United States Treasury Note/Bond	0.375%	6/30/13	31,497	31,507
	United States Treasury Note/Bond	0.375%	7/31/13	20,174	20,177
	United States Treasury Note/Bond	1.250%	4/15/14	16,734	17,087
	United States Treasury Note/Bond	1.000%	5/15/14	8,691	8,814
	United States Treasury Note/Bond	0.750%	6/15/14	36,600	36,846
	United States Treasury Note/Bond	0.625%	7/15/14	48,400	48,521
	United States Treasury Note/Bond	2.375%	10/31/14	51,000	53,829
	United States Treasury Note/Bond	2.125%	5/31/15	23,250	24,369
	United States Treasury Note/Bond	1.250%	9/30/15	50,000	50,508
	United States Treasury Note/Bond	2.250%	3/31/16	17,617	18,457
	United States Treasury Note/Bond	2.000%	4/30/16	32,907	34,059
	United States Treasury Note/Bond	1.750%	5/31/16	3,775	3,858
					1,022,766
Agency Bonds and Notes (60.2%)
1	Federal Farm Credit Bank	1.375%	6/25/13	13,000	13,211
1	Federal Farm Credit Bank	1.300%	12/23/13	15,000	15,222
1	Federal Farm Credit Bank	1.125%	2/27/14	35,000	35,388
1	Federal Farm Credit Bank	2.625%	4/17/14	54,000	56,787
1	Federal Home Loan Banks	0.875%	8/22/12	33,500	33,686
1	Federal Home Loan Banks	1.750%	8/22/12	23,500	23,847
1	Federal Home Loan Banks	1.750%	3/8/13	37,535	38,333
1	Federal Home Loan Banks	0.500%	8/28/13	133,000	132,843
[1,2]	Federal Home Loan Banks	3.625%	10/18/13	174,500	186,103

30

Short-Term Federal Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	Federal Home Loan Banks	3.125%	12/13/13	31,710	33,498
1	Federal Home Loan Banks	2.375%	3/14/14	25,000	26,105
1	Federal Home Loan Banks	2.750%	12/12/14	14,000	14,832
1	Federal Home Loan Banks	2.750%	3/13/15	70,000	74,034
1	Federal Home Loan Banks	1.750%	9/11/15	21,000	21,399
1	Federal Home Loan Banks	2.875%	9/11/15	24,000	25,504
1	Federal Home Loan Mortgage Corp.	1.125%	7/27/12	42,000	42,333
1	Federal Home Loan Mortgage Corp.	2.125%	9/21/12	14,000	14,281
1	Federal Home Loan Mortgage Corp.	0.625%	10/30/12	122,100	122,568
1	Federal Home Loan Mortgage Corp.	0.375%	11/30/12	35,000	35,018
1	Federal Home Loan Mortgage Corp.	0.625%	12/28/12	67,000	67,214
1	Federal Home Loan Mortgage Corp.	0.750%	12/28/12	202,000	202,972
1	Federal Home Loan Mortgage Corp.	0.875%	10/28/13	7,250	7,293
[1,3]	Federal Home Loan Mortgage Corp.	1.500%	2/11/14	25,000	25,009
[1,3]	Federal Home Loan Mortgage Corp.	1.625%	4/18/14	23,500	23,556
1	Federal Home Loan Mortgage Corp.	1.000%	7/30/14	20,000	20,136
1	Federal Home Loan Mortgage Corp.	1.000%	8/27/14	187,500	188,524
[1,3]	Federal Home Loan Mortgage Corp.	1.750%	11/26/14	47,875	47,919
[1,3]	Federal Home Loan Mortgage Corp.	1.625%	12/16/14	79,500	79,632
1	Federal Home Loan Mortgage Corp.	2.500%	5/27/16	123,000	128,151
1	Federal Home Loan Mortgage Corp.	2.000%	8/25/16	118,000	119,689
1	Federal National Mortgage Assn.	4.875%	5/18/12	500	518
1	Federal National Mortgage Assn.	4.375%	9/15/12	20,000	20,898
1	Federal National Mortgage Assn.	0.625%	9/24/12	14,000	14,042
1	Federal National Mortgage Assn.	0.500%	10/30/12	51,500	51,605
[1,3]	Federal National Mortgage Assn.	1.800%	2/8/13	50,000	50,015
1	Federal National Mortgage Assn.	3.625%	2/12/13	90,000	94,414
1	Federal National Mortgage Assn.	0.750%	2/26/13	11,500	11,562
[1,3]	Federal National Mortgage Assn.	1.050%	10/22/13	50,000	50,488
[1,3]	Federal National Mortgage Assn.	0.875%	11/8/13	170,000	170,255
[1,3]	Federal National Mortgage Assn.	0.900%	11/15/13	54,675	54,750
1	Federal National Mortgage Assn.	0.750%	12/18/13	316,000	316,544
[1,3]	Federal National Mortgage Assn.	1.500%	12/30/13	15,000	15,069
[1,3]	Federal National Mortgage Assn.	1.450%	1/24/14	20,000	20,094
[1,3]	Federal National Mortgage Assn.	1.550%	1/27/14	10,000	10,053
[1,3]	Federal National Mortgage Assn.	1.250%	2/27/14	25,000	25,095
[1,3]	Federal National Mortgage Assn.	1.750%	3/7/14	50,000	50,075
[1,3]	Federal National Mortgage Assn.	1.250%	3/14/14	35,000	35,536
1	Federal National Mortgage Assn.	4.125%	4/15/14	65,500	71,465
1	Federal National Mortgage Assn.	0.875%	8/28/14	111,500	111,687
1	Federal National Mortgage Assn.	3.000%	9/16/14	5,250	5,596
1	Federal National Mortgage Assn.	4.625%	10/15/14	57,500	64,214
[1,3]	Federal National Mortgage Assn.	1.875%	10/15/15	70,000	71,514
1	Federal National Mortgage Assn.	1.625%	10/26/15	13,000	13,166
[1,3]	Federal National Mortgage Assn.	1.625%	11/12/15	110,000	111,327
[1,3]	Federal National Mortgage Assn.	1.600%	11/23/15	25,000	24,976
1	Federal National Mortgage Assn.	5.000%	3/15/16	30,000	34,724
1	Federal National Mortgage Assn.	2.375%	4/11/16	39,000	40,480
4	US Central Federal Credit Union	1.900%	10/19/12	32,000	32,588
					3,427,837
Conventional Mortgage-Backed Securities (22.0%)
[1,3,5] Fannie Mae Pool		3.500%	9/1/13–8/1/26	196,930	202,574
[1,3,5] Fannie Mae Pool		4.000%	2/1/24–1/1/41	192,512	201,722
[1,3,5] Fannie Mae Pool		4.500%	2/1/13–8/1/26	149,069	158,496

31

Short-Term Federal Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
[1,3,5] Fannie Mae Pool		5.000%	12/1/14–6/1/41	157,316	169,348
[1,3,5] Fannie Mae Pool		5.500%	11/1/21–8/1/41	15,213	16,527
[1,3,5] Fannie Mae Pool		6.000%	4/1/17–8/1/41	3,350	3,647
[1,3]	Fannie Mae Pool	6.500%	12/1/11–9/1/16	5,569	6,085
[1,3]	Fannie Mae Pool	7.500%	3/1/15–8/1/15	153	163
[1,3]	Fannie Mae Pool	8.000%	10/1/14–9/1/15	916	985
[1,3,5] Freddie Mac Gold Pool		3.500%	7/1/26–8/1/26	99,000	101,753
[1,3,5] Freddie Mac Gold Pool		4.000%	6/1/25–8/1/26	163,738	171,421
[1,3]	Freddie Mac Gold Pool	4.500%	6/1/13–6/1/26	137,224	146,311
[1,3]	Freddie Mac Gold Pool	5.000%	1/1/12–12/1/24	25,801	27,697
[1,3]	Freddie Mac Gold Pool	5.500%	8/1/14–12/1/24	25,398	27,557
[1,3]	Freddie Mac Gold Pool	6.000%	1/1/14–3/1/24	16,913	18,468
					1,252,754
Nonconventional Mortgage-Backed Securities (0.6%)
[1,3]	Fannie Mae Pool	2.375%	6/1/33	3,395	3,593
[1,3]	Fannie Mae Pool	2.902%	10/1/33	3,107	3,199
[1,3]	Fannie Mae Pool	3.135%	8/1/33	1,155	1,202
[1,3]	Fannie Mae Pool	4.784%	6/1/38	2,291	2,447
[1,3]	Fannie Mae Pool	5.041%	7/1/39	6,909	7,401
[1,3]	Fannie Mae Pool	5.446%	6/1/37	1,173	1,257
[1,3]	Fannie Mae Pool	6.250%	9/1/36	2,902	3,143
[1,3]	Fannie Mae Pool	6.454%	9/1/36	4,934	5,356
[1,3]	Fannie Mae REMICS	5.500%	2/25/17	1,654	1,764
[1,3]	Freddie Mac Non Gold Pool	3.204%	8/1/33	1,595	1,695
[1,3]	Freddie Mac Non Gold Pool	5.185%	11/1/38	2,305	2,476
[1,3]	Freddie Mac Non Gold Pool	5.965%	5/1/36	3,180	3,436
					36,969
Total U.S. Government and Agency Obligations (Cost $5,672,222)					5,740,326
Temporary Cash Investments (11.7%)
Repurchase Agreements (11.7%)
	Deutsche Bank Securities, Inc.
	(Dated 7/29/11, Repurchase Value
	$300,004,000, collateralized by
	U.S. Treasury Note/Bond 2.625%,
	11/15/20)	0.140%	8/1/11	300,000	300,000
	Barclays Capital Inc.
	(Dated 7/29/11, Repurchase Value
	$368,445,000, collateralized by
	U.S. Treasury Note/Bond
	1.500%–5.250%, 6/30/16–2/15/29)	0.150%	8/1/11	368,440	368,440
Total Temporary Cash Investments (Cost $668,440)					668,440
Total Investments (112.5%) (Cost $6,340,662)					6,408,766
Other Assets and Liabilities (-12.5%)
Other Assets					294,264
Liabilities					(1,005,250)
					(710,986)
Net Assets (100%)					5,697,780

32

Short-Term Federal Fund

Market
Value•
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	6,408,766
Receivables for Investment Securities Sold	239,605
Receivables for Capital Shares Issued	9,263
Other Assets	45,396
Total Assets	6,703,030
Liabilities
Payables for Investment Securities Purchased	979,500
Payables for Capital Shares Redeemed	14,894
Other Liabilities	10,856
Total Liabilities	1,005,250
Net Assets	5,697,780

At July 31, 2011, net assets consisted of:

Amount
($000)
Paid-in Capital	5,604,161
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	26,351
Unrealized Appreciation (Depreciation)
Investment Securities	68,104
Futures Contracts	(836)
Net Assets	5,697,780

Investor Shares—Net Assets
Applicable to 212,217,103 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,311,166
Net Asset Value Per Share—Investor Shares	$10.89

Admiral Shares—Net Assets
Applicable to 310,967,569 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,386,614
Net Asset Value Per Share—Admiral Shares	$10.89

• See Note A in Notes to Financial Statements.
1 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
2 Securities with a value of $6,080,000 have been segregated as initial margin for open futures contracts.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Guaranteed by the National Credit Union Administration.
5 Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of July 31, 2011.
See accompanying Notes, which are an integral part of the Financial Statements.

33

Short-Term Federal Fund

Statement of Operations

Six Months Ended
July 31, 2011
($000)
Investment Income
Income
Interest	36,526
Total Income	36,526
Expenses
The Vanguard Group—Note B
Investment Advisory Services	423
Management and Administrative—Investor Shares	1,871
Management and Administrative—Admiral Shares	870
Marketing and Distribution—Investor Shares	378
Marketing and Distribution—Admiral Shares	526
Custodian Fees	69
Shareholders’ Reports—Investor Shares	30
Shareholders’ Reports—Admiral Shares	7
Trustees’ Fees and Expenses	3
Total Expenses	4,177
Net Investment Income	32,349
Realized Net Gain (Loss)
Investment Securities Sold	39,161
Futures Contracts	(8,556)
Realized Net Gain (Loss)	30,605
Change in Unrealized Appreciation (Depreciation)
Investment Securities	31,293
Futures Contracts	(1,199)
Change in Unrealized Appreciation (Depreciation)	30,094
Net Increase (Decrease) in Net Assets Resulting from Operations	93,048

See accompanying Notes, which are an integral part of the Financial Statements.

34

Short-Term Federal Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2011	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	32,349	89,545
Realized Net Gain (Loss)	30,605	64,363
Change in Unrealized Appreciation (Depreciation)	30,094	(10,933)
Net Increase (Decrease) in Net Assets Resulting from Operations	93,048	142,975
Distributions
Net Investment Income
Investor Shares	(12,341)	(39,591)
Admiral Shares	(20,008)	(49,954)
Realized Capital Gain[1]
Investor Shares	—	(33,709)
Admiral Shares	—	(43,635)
Total Distributions	(32,349)	(166,889)
Capital Share Transactions
Investor Shares	(177,619)	(70,259)
Admiral Shares	(69,130)	685,538
Net Increase (Decrease) from Capital Share Transactions	(246,749)	615,279
Total Increase (Decrease)	(186,050)	591,365
Net Assets
Beginning of Period	5,883,830	5,292,465
End of Period	5,697,780	5,883,830

1 Includes fiscal 2011 short-term gain distributions totaling $61,930,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

35

Short-Term Federal Fund

Financial Highlights

Investor Shares

Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2011	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.77	$10.81	$10.81	$10.72	$10.26	$10.25
Investment Operations
Net Investment Income	.057	.163	.253	.409	.465	.420
Net Realized and Unrealized Gain (Loss)
on Investments	.120	.104	.174	.090	.460	.010
Total from Investment Operations	.177	.267	.427	.499	.925	.430
Distributions
Dividends from Net Investment Income	(.057)	(.163)	(.253)	(.409)	(.465)	(.420)
Distributions from Realized Capital Gains	—	(.144)	(.174)	—	—	—
Total Distributions	(.057)	(.307)	(.427)	(.409)	(.465)	(.420)
Net Asset Value, End of Period	$10.89	$10.77	$10.81	$10.81	$10.72	$10.26

Total Return[1]	1.65%	2.50%	4.01%	4.78%	9.25%	4.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,311	$2,465	$2,542	$2,142	$1,650	$1,514
Ratio of Total Expenses to
Average Net Assets	0.21%	0.22%	0.22%	0.21%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.07%	1.49%	2.29%	3.83%	4.48%	4.10%
Portfolio Turnover Rate	382%[2]	211%[2]	370%	109%	70%	89%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 133% and 16% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

36

Short-Term Federal Fund

Financial Highlights

Admiral Shares

Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2011	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.77	$10.81	$10.81	$10.72	$10.26	$10.25
Investment Operations
Net Investment Income	.063	.176	.264	.420	.475	.431
Net Realized and Unrealized Gain (Loss)
on Investments	.120	.104	.174	.090	.460	.010
Total from Investment Operations	.183	.280	.438	.510	.935	.441
Distributions
Dividends from Net Investment Income	(.063)	(.176)	(.264)	(.420)	(.475)	(.431)
Distributions from Realized Capital Gains	—	(.144)	(.174)	—	—	—
Total Distributions	(.063)	(.320)	(.438)	(.420)	(.475)	(.431)
Net Asset Value, End of Period	$10.89	$10.77	$10.81	$10.81	$10.72	$10.26

Total Return	1.71%	2.62%	4.12%	4.89%	9.36%	4.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,387	$3,419	$2,751	$1,467	$1,325	$1,063
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.12%	0.11%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	1.18%	1.61%	2.39%	3.93%	4.58%	4.20%
Portfolio Turnover Rate	382%[1]	211%[1]	370%	109%	70%	89%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes 133% and 16% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

37

Short-Term Federal Fund

Notes to Financial Statements

Vanguard Short-Term Federal Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities. This risk is mitigated by entering into mortgage dollar rolls with only highly rated counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

38

Short-Term Federal Fund

In April 2011, the Financial Accounting Standards Board adopted Accounting Standards Update (ASU) 2011-03, “Transfers and Servicing (Topic 860)—Reconsideration of Effective Control for Repurchase Agreements.” The ASU takes effect for periods beginning after December 15, 2011. Under the ASU, certain mortgage-dollar-roll transactions that previously would have been accounted for as purchases and sales may be accounted for as financing transactions. Treating these transactions as financing would have no impact on total return, but certain transactions that previously resulted in realized gains and losses would instead be reflected in net income and unrealized gains and losses. Management is currently assessing whether the ASU will affect the accounting for the fund’s mortgage-dollar-roll transactions.

5. Repurchase Agreements: The fund invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2008–2011), and for the period ended July 31, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

8. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2011, the fund had contributed capital of $903,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.36% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

39

Short-Term Federal Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of July 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,740,326	—
Temporary Cash Investments	—	668,440	—
Futures Contracts—Assets[1]	1,386	—	—
Futures Contracts—Liabilities[1]	(1,650)	—	—
Total	(264)	6,408,766	—
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	September 2011	1,509	331,862	393
10-Year U.S. Treasury Note	September 2011	(801)	(100,676)	(1,522)
5-Year U.S. Treasury Note	September 2011	548	66,552	735
30-Year U.S. Treasury Bond	September 2011	(273)	(34,978)	(689)
Ultra Long U.S. Treasury Bond	September 2011	68	8,972	247

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

40

Short-Term Federal Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. The fund realized losses of $2,214,000 during the period from November 1, 2010, through January 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2012.

The fund had realized losses totaling $50,000 through January 31, 2011, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At July 31, 2011, the cost of investment securities for tax purposes was $6,340,712,000. Net unrealized appreciation of investment securities for tax purposes was $68,054,000, consisting of unrealized gains of $69,352,000 on securities that had risen in value since their purchase and $1,298,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2011, the fund purchased $8,793,519,000 of investment securities and sold $8,535,801,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2011	January 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	312,422	28,935	1,131,022	104,097
Issued in Lieu of Cash Distributions	11,062	1,023	66,729	6,175
Redeemed	(501,103)	(46,491)	(1,268,010)	(116,627)
Net Increase (Decrease)—Investor Shares	(177,619)	(16,533)	(70,259)	(6,355)
Admiral Shares
Issued	828,686	76,786	2,106,328	193,596
Issued in Lieu of Cash Distributions	17,146	1,586	82,247	7,612
Redeemed	(914,962)	(84,757)	(1,503,037)	(138,336)
Net Increase (Decrease)—Admiral Shares	(69,130)	(6,385)	685,538	62,872

H. In preparing the financial statements as of July 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

41

Intermediate-Term Treasury Fund

Fund Profile
As of July 31, 2011

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFITX	VFIUX
Expense Ratio[1]	0.22%	0.10%
30-Day SEC Yield	1.44%	1.56%

Financial Attributes
		Barclays	Barclays
		5–10 Year	Aggregate
		Treasury	Bond
	Fund	Index	Index
Number of Bonds	51	56	7,912
Yield to Maturity
(before expenses)	1.8%	2.1%	2.6%
Average Coupon	2.9%	3.4%	4.2%
Average Duration	5.2 years	6.5 years	5.2 years
Average Effective
Maturity	5.7 years	7.2 years	7.4 years
Short-Term
Reserves	0.6%	—	—

Sector Diversification (% of portfolio)
Commercial Mortgage-Backed			0.3%
Government Mortgage-Backed			12.5
Treasury/Agency			87.2

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	5–10 Year	Aggregate
	Treasury	Bond
	Index	Index
R-Squared	0.98	0.71
Beta	0.81	1.23

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	1.0%
1 - 3 Years	6.2
3 - 5 Years	29.4
5 - 7 Years	34.7
7 - 10 Years	28.7

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 26, 2011, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2011, the annualized expense ratios were 0.21% for Investor Shares and 0.10% for Admiral Shares.

42

Intermediate-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2001, Through July 31, 2011

				Barclays
				5–10 Year
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2002	5.80%	0.82%	6.62%	6.84%
2003	5.49	7.58	13.07	12.59
2004	4.22	-0.51	3.71	3.70
2005	4.48	-1.34	3.14	3.61
2006	4.55	-3.14	1.41	1.05
2007	4.69	-1.47	3.22	3.04
2008	4.98	8.70	13.68	14.13
2009	3.88	3.41	7.29	9.48
2010	3.10	-0.39	2.71	0.47
2011	2.70	2.89	5.59	6.69
2012	1.14	3.76	4.90	6.09
Note: For 2012, performance data reflect the six months ended July 31, 2011.

Average Annual Total Returns: Periods Ended June 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/28/1991	3.53%	7.23%	4.24%	1.89%	6.13%
Admiral Shares	2/12/2001	3.66	7.38	4.38	1.89	6.27

See Financial Highlights for dividend and capital gains information.

43

Intermediate-Term Treasury Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (110.6%)
U.S. Government Securities (97.7%)
	United States Treasury Bill	0.020%	8/11/11	434,000	433,970
	United States Treasury Bill	0.055%	8/25/11	276,000	275,970
	United States Treasury Note/Bond	2.375%	8/31/14	450,000	474,471
	United States Treasury Note/Bond	2.375%	10/31/14	233,000	245,924
	United States Treasury Note/Bond	2.125%	11/30/14	31,000	32,492
1	United States Treasury Note/Bond	4.000%	2/15/15	186,000	207,245
	United States Treasury Note/Bond	2.000%	1/31/16	128,000	132,860
	United States Treasury Note/Bond	2.625%	2/29/16	60,000	63,919
	United States Treasury Note/Bond	2.250%	3/31/16	2,000	2,095
	United States Treasury Note/Bond	2.375%	3/31/16	140,000	147,503
	United States Treasury Note/Bond	2.000%	4/30/16	183,000	189,405
	United States Treasury Note/Bond	1.750%	5/31/16	100,000	102,203
	United States Treasury Note/Bond	1.500%	7/31/16	150,000	151,054
	United States Treasury Note/Bond	3.125%	10/31/16	372,000	403,680
	United States Treasury Note/Bond	2.750%	11/30/16	133,000	141,707
	United States Treasury Note/Bond	3.250%	12/31/16	193,000	210,492
	United States Treasury Note/Bond	3.125%	1/31/17	280,000	303,405
	United States Treasury Note/Bond	3.000%	2/28/17	159,000	171,198
	United States Treasury Note/Bond	3.250%	3/31/17	70,000	76,289
	United States Treasury Note/Bond	2.750%	5/31/17	40,000	42,419
	United States Treasury Note/Bond	2.500%	6/30/17	80,000	83,587
	United States Treasury Note/Bond	1.875%	9/30/17	28,000	28,114
	United States Treasury Note/Bond	1.875%	10/31/17	100,000	100,266
	United States Treasury Note/Bond	2.375%	5/31/18	125,000	127,695
	United States Treasury Note/Bond	2.375%	6/30/18	125,000	127,480
	United States Treasury Note/Bond	2.250%	7/31/18	290,000	292,810
	United States Treasury Note/Bond	3.125%	5/15/19	270,000	286,284
	United States Treasury Note/Bond	3.625%	8/15/19	64,000	70,000
	United States Treasury Note/Bond	3.375%	11/15/19	163,000	174,664
	United States Treasury Note/Bond	2.625%	8/15/20	195,000	194,481
	United States Treasury Note/Bond	2.625%	11/15/20	630,000	625,080
	United States Treasury Note/Bond	3.625%	2/15/21	60,000	64,425
	United States Treasury Note/Bond	3.125%	5/15/21	4,000	4,111
					5,987,298
Agency Bonds and Notes (0.2%)
2	Overseas Private Investment Corp.	7.600%	12/15/12	4,952	5,230
2	Overseas Private Investment Corp.	7.050%	11/15/13	9,375	10,028
					15,258

44

Intermediate-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Conventional Mortgage-Backed Securities (12.4%)
[2,3,4] Fannie Mae Pool	3.500%	8/1/41	12,500	12,215
[2,3,4] Fannie Mae Pool	4.000%	8/1/40–8/1/41	44,586	45,317
[2,3,4] Fannie Mae Pool	4.500%	8/1/41	55,500	57,928
[2,3,4] Fannie Mae Pool	5.000%	6/1/41–8/1/41	102,250	109,120
[2,3,4] Fannie Mae Pool	5.500%	7/1/41–9/1/41	91,250	98,795
[2,3,4] Fannie Mae Pool	6.000%	5/1/37–9/1/41	62,028	68,027
[2,3,4] Freddie Mac Gold Pool	3.500%	8/1/41	2,750	2,685
[2,3,4] Freddie Mac Gold Pool	4.000%	8/1/41	21,500	21,836
[2,3,4] Freddie Mac Gold Pool	4.500%	8/1/41	27,250	28,400
[2,3,4] Freddie Mac Gold Pool	5.000%	8/1/41	21,000	22,378
[2,3,4] Freddie Mac Gold Pool	5.500%	4/1/16–8/1/41	35,893	38,868
[2,3,4] Freddie Mac Gold Pool	6.000%	8/1/41	29,750	32,716
[2,3] Freddie Mac Gold Pool	7.000%	5/1/15–3/1/16	211	230
[2,4] Ginnie Mae I Pool	4.000%	8/1/41–9/1/41	16,000	16,480
[2,4] Ginnie Mae I Pool	4.500%	8/1/41–9/1/41	64,000	67,940
[2,4] Ginnie Mae I Pool	5.000%	1/15/39–8/1/41	59,000	64,273
[2,4] Ginnie Mae I Pool	5.500%	8/1/41	12,500	13,824
[2,4] Ginnie Mae II Pool	4.000%	8/1/41	11,750	12,125
[2,4] Ginnie Mae II Pool	4.500%	8/1/41	16,750	17,812
[2,4] Ginnie Mae II Pool	5.000%	8/1/41	14,750	16,096
[2,4] Ginnie Mae II Pool	5.500%	8/1/41	11,750	13,017
				760,082
Nonconventional Mortgage-Backed Securities (0.3%)
[2,3] Fannie Mae Grantor Trust	5.763%	12/25/11	20,000	20,306
Total U.S. Government and Agency Obligations (Cost $6,582,348)				6,782,944
Temporary Cash Investment (0.9%)
Repurchase Agreement (0.9%)
Deutsche Bank Securities, Inc.
(Dated 7/29/11, Repurchase Value
$50,798,000, collateralized by
U.S. Treasury Note/Bond 0.75%, 6/15/14)
(Cost $50,797)	0.140%	8/1/11	50,797	50,797
Total Investments (111.5%) (Cost $6,633,145)				6,833,741
Other Assets and Liabilities (-11.5%)
Other Assets				1,805,822
Liabilities				(2,508,273)
				(702,451)
Net Assets (100%)				6,131,290

45

Intermediate-Term Treasury Fund

Market
Value
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	6,833,741
Receivables for Investment Securities Sold	1,745,580
Accrued Income	33,600
Other Assets	26,642
Total Assets	8,639,563
Liabilities
Payables for Investment Securities Purchased	2,473,800
Other Liabilities	34,473
Total Liabilities	2,508,273
Net Assets	6,131,290

At July 31, 2011, net assets consisted of:

Amount
($000)
Paid-in Capital	5,817,656
Overdistributed Net Investment Income	—
Accumulated Net Realized Gains	110,859
Unrealized Appreciation (Depreciation)
Investment Securities	200,596
Futures Contracts	2,179
Net Assets	6,131,290

Investor Shares—Net Assets
Applicable to 187,528,084 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,206,139
Net Asset Value Per Share—Investor Shares	$11.76

Admiral Shares—Net Assets
Applicable to 333,647,469 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,925,151
Net Asset Value Per Share—Admiral Shares	$11.76

See Note A in Notes to Financial Statements.
1 Securities with a value of $6,129,000 have been segregated as initial margin for open futures contracts.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
4 Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of July 31, 2011.
See accompanying Notes, which are an integral part of the Financial Statements.

46

Intermediate-Term Treasury Fund

Statement of Operations

Six Months Ended
July 31, 2011
($000)
Investment Income
Income
Interest	73,167
Total Income	73,167
Expenses
The Vanguard Group—Note B
Investment Advisory Services	450
Management and Administrative—Investor Shares	1,750
Management and Administrative—Admiral Shares	1,079
Marketing and Distribution—Investor Shares	350
Marketing and Distribution—Admiral Shares	519
Custodian Fees	54
Shareholders’ Reports—Investor Shares	40
Shareholders’ Reports—Admiral Shares	11
Trustees’ Fees and Expenses	3
Total Expenses	4,256
Net Investment Income	68,911
Realized Net Gain (Loss)
Investment Securities Sold	127,560
Futures Contracts	6,329
Realized Net Gain (Loss)	133,889
Change in Unrealized Appreciation (Depreciation)
Investment Securities	86,964
Futures Contracts	2,123
Change in Unrealized Appreciation (Depreciation)	89,087
Net Increase (Decrease) in Net Assets Resulting from Operations	291,887

See accompanying Notes, which are an integral part of the Financial Statements.

47

Intermediate-Term Treasury Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2011	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	68,911	171,553
Realized Net Gain (Loss)	133,889	143,990
Change in Unrealized Appreciation (Depreciation)	89,087	30,297
Net Increase (Decrease) in Net Assets Resulting from Operations	291,887	345,840
Distributions
Net Investment Income
Investor Shares	(23,956)	(65,236)
Admiral Shares	(44,955)	(106,317)
Realized Capital Gain[1]
Investor Shares	(1,162)	(53,079)
Admiral Shares	(2,068)	(92,867)
Total Distributions	(72,141)	(317,499)
Capital Share Transactions
Investor Shares	(131,261)	(186,357)
Admiral Shares	(316,725)	540,651
Net Increase (Decrease) from Capital Share Transactions	(447,986)	354,294
Total Increase (Decrease)	(228,240)	382,635
Net Assets
Beginning of Period	6,359,530	5,976,895
End of Period	6,131,290	6,359,530

1 Includes fiscal 2012 and 2011 short-term gain distributions totaling $0 and $49,738,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

48

Intermediate-Term Treasury Fund

Financial Highlights

Investor Shares

Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2011	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.34	$11.28	$11.78	$11.62	$10.69	$10.85
Investment Operations
Net Investment Income	.125	.299	.356	.413	.491	.499
Net Realized and Unrealized Gain (Loss)
on Investments	.426	.323	(.050)	.419	.930	(.160)
Total from Investment Operations	.551	.622	.306	.832	1.421	.339
Distributions
Dividends from Net Investment Income	(.125)	(.299)	(.354)	(.428)	(.491)	(.499)
Distributions from Realized Capital Gains	(.006)	(.263)	(.452)	(.244)	—	—
Total Distributions	(.131)	(.562)	(.806)	(.672)	(.491)	(.499)
Net Asset Value, End of Period	$11.76	$11.34	$11.28	$11.78	$11.62	$10.69

Total Return[1]	4.90%	5.59%	2.71%	7.29%	13.68%	3.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,206	$2,259	$2,420	$2,999	$2,263	$1,676
Ratio of Total Expenses to
Average Net Assets	0.21%	0.22%	0.25%	0.25%	0.26%	0.26%
Ratio of Net Investment Income to
Average Net Assets	2.21%	2.58%	3.08%	3.47%	4.48%	4.66%
Portfolio Turnover Rate	251%[2]	80%	109%	88%	52%	87%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 88% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

49

Intermediate-Term Treasury Fund

Financial Highlights

Admiral Shares

Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2011	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.34	$11.28	$11.78	$11.62	$10.69	$10.85
Investment Operations
Net Investment Income	.132	.313	.371	.429	.509	.516
Net Realized and Unrealized Gain (Loss)
on Investments	.426	.323	(.050)	.419	.930	(.160)
Total from Investment Operations	.558	.636	.321	.848	1.439	.356
Distributions
Dividends from Net Investment Income	(.132)	(.313)	(.369)	(.444)	(.509)	(.516)
Distributions from Realized Capital Gains	(.006)	(.263)	(.452)	(.244)	—	—
Total Distributions	(.138)	(.576)	(.821)	(.688)	(.509)	(.516)
Net Asset Value, End of Period	$11.76	$11.34	$11.28	$11.78	$11.62	$10.69

Total Return	4.96%	5.72%	2.84%	7.44%	13.86%	3.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,925	$4,101	$3,556	$4,267	$3,243	$2,274
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.12%	0.11%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.32%	2.70%	3.21%	3.61%	4.64%	4.82%
Portfolio Turnover Rate	251%[1]	80%	109%	88%	52%	87%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes 88% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

50

Intermediate-Term Treasury Fund

Notes to Financial Statements

Vanguard Intermediate-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities. This risk is mitigated by entering into mortgage dollar rolls with only highly rated counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

51

Intermediate-Term Treasury Fund

In April 2011, the Financial Accounting Standards Board adopted Accounting Standards Update (ASU) 2011-03, “Transfers and Servicing (Topic 860)—Reconsideration of Effective Control for Repurchase Agreements.” The ASU takes effect for periods beginning after December 15, 2011. Under the ASU, certain mortgage-dollar-roll transactions that previously would have been accounted for as purchases and sales may be accounted for as financing transactions. Treating these transactions as financing would have no impact on total return, but certain transactions that previously resulted in realized gains and losses would instead be reflected in net income and unrealized gains and losses. Management is currently assessing whether the ASU will affect the accounting for the fund’s mortgage-dollar-roll transactions.

5. Repurchase Agreements: The fund invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2008–2011), and for the period ended July 31, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

8. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2011, the fund had contributed capital of $959,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.38% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

52

Intermediate-Term Treasury Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of July 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	6,782,944	—
Temporary Cash Investments	—	50,797	—
Futures Contracts—Assets[1]	5,309	—	—
Futures Contracts—Liabilities[1]	(2,969)	—	—
Total	2,340	6,833,741	—
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	September 2011	3,897	473,273	5,190
2-Year U.S. Treasury Note	September 2011	(664)	(146,028)	(3)
30-Year U.S. Treasury Bond	September 2011	(653)	(83,666)	(2,403)
10-Year U.S. Treasury Note	September 2011	619	77,801	714
Ultra Long U.S. Treasury Bond	September 2011	(328)	(43,276)	(1,319)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

53

Intermediate-Term Treasury Fund

The fund had realized losses totaling $22,909,000 through January 31, 2011, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At July 31, 2011, the cost of investment securities for tax purposes was $6,656,054,000. Net unrealized appreciation of investment securities for tax purposes was $177,687,000, consisting of unrealized gains of $180,174,000 on securities that had risen in value since their purchase and $2,487,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2011, the fund purchased $7,618,615,000 of investment securities and sold $8,053,687,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2011	January 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	242,435	21,248	1,030,447	88,935
Issued in Lieu of Cash Distributions	21,749	1,900	106,300	9,313
Redeemed	(395,445)	(34,766)	(1,323,104)	(113,728)
Net Increase (Decrease)—Investor Shares	(131,261)	(11,618)	(186,357)	(15,480)
Admiral Shares
Issued	322,456	28,293	1,529,353	131,480
Issued in Lieu of Cash Distributions	39,404	3,442	170,745	14,969
Redeemed	(678,585)	(59,688)	(1,159,447)	(100,200)
Net Increase (Decrease)—Admiral Shares	(316,725)	(27,953)	540,651	46,249

H. In preparing the financial statements as of July 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

54

GNMA Fund

Fund Profile
As of July 31, 2011

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFIIX	VFIJX
Expense Ratio[1]	0.23%	0.11%
30-Day SEC Yield	3.23%	3.35%

Financial Attributes
			Barclays
		Barclays Aggregate
		GNMA	Bond
	Fund	Index	Index
Number of Bonds	31	133	7,912
Yield to Maturity
(before expenses)	3.3%	3.4%	2.6%
Average Coupon	4.9%	4.8%	4.2%
Average Duration	5.1 years	5.1 years	5.2 years
Average Effective
Maturity	7.1 years	7.6 years	7.4 years
Short-Term
Reserves	0.0%	—	—
Number of Bonds: Issues are mortgage pools grouped by coupon.

Sector Diversification (% of portfolio)
Commercial Mortgage-Backed	1.0%
Government Mortgage-Backed	99.0

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Volatility Measures
		Barclays
	Barclays	Aggregate
	GNMA	Bond
	Index	Index
R-Squared	0.99	0.72
Beta	1.01	0.66

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
Aaa	100.0%

For information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Coupon (% of portfolio)
Below 5.0%	51.8%
5.0% to 6.0%	30.3
6.0% to 7.0%	16.9
7.0% to 8.0%	0.9
8.0% and Above	0.1

Investment Focus

1 The expense ratios shown are from the prospectus dated May 26, 2011, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2011, the annualized expense ratios were 0.22% for Investor Shares and 0.11% for Admiral Shares.

55

GNMA Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2001, Through July 31, 2011

				Barclays
				GNMA
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2002	6.48%	0.87%	7.35%	7.55%
2003	5.86	2.87	8.73	7.89
2004	4.76	-1.87	2.89	3.10
2005	4.69	-0.38	4.31	4.42
2006	4.69	-1.81	2.88	2.96
2007	5.20	-1.26	3.94	4.27
2008	5.51	3.05	8.56	8.80
2009	5.08	0.57	5.65	5.98
2010	3.94	2.87	6.81	6.78
2011	3.42	2.29	5.71	5.33
2012	1.65	2.61	4.26	4.68
Note: For 2012, performance data reflect the six months ended July 31, 2011.

Average Annual Total Returns: Periods Ended June 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	6/27/1980	4.80%	7.02%	4.82%	0.94%	5.76%
Admiral Shares	2/12/2001	4.92	7.13	4.92	0.94	5.86

See Financial Highlights for dividend and capital gains information.

56

GNMA Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.2%)
Conventional Mortgage-Backed Securities (98.2%)
[1,2,3] Fannie Mae Pool		3.500%	8/1/41	350,000	342,017
[1,2]	Fannie Mae Pool	3.890%	7/1/21	79,500	82,375
[1,2]	Fannie Mae Pool	3.920%	6/1/21–7/1/21	28,189	29,083
[1,2]	Fannie Mae Pool	3.940%	6/1/21	3,677	3,807
[1,2]	Fannie Mae Pool	3.970%	8/1/20	13,591	14,161
[1,2]	Fannie Mae Pool	3.990%	6/1/21	7,092	7,368
[1,2]	Fannie Mae Pool	4.000%	8/1/20–7/1/21	25,472	26,495
[1,2]	Fannie Mae Pool	4.010%	7/1/21	27,933	29,164
[1,2]	Fannie Mae Pool	4.020%	6/1/21–7/1/21	24,774	25,805
[1,2]	Fannie Mae Pool	4.070%	6/1/21	21,536	22,511
[1,2]	Fannie Mae Pool	4.080%	5/1/21–6/1/21	26,885	28,128
[1,2]	Fannie Mae Pool	4.090%	6/1/21	7,492	7,842
[1,2]	Fannie Mae Pool	4.110%	6/1/21	4,745	4,993
[1,2]	Fannie Mae Pool	4.120%	7/1/21	3,500	3,669
[1,2]	Fannie Mae Pool	4.130%	6/1/21	1,677	1,767
[1,2]	Fannie Mae Pool	4.140%	7/1/21	26,448	27,151
[1,2]	Fannie Mae Pool	4.150%	8/1/21	30,854	31,789
[1,2]	Fannie Mae Pool	4.151%	10/1/20	121,858	128,271
[1,2]	Fannie Mae Pool	4.170%	6/1/21	8,659	9,125
[1,2]	Fannie Mae Pool	4.180%	6/1/21	10,767	11,347
[1,2]	Fannie Mae Pool	4.200%	5/1/21	15,971	16,855
[1,2]	Fannie Mae Pool	4.210%	5/1/21	8,882	9,385
[1,2]	Fannie Mae Pool	4.230%	6/1/21	32,366	34,223
[1,2]	Fannie Mae Pool	4.260%	6/1/21	22,326	23,662
[1,2]	Fannie Mae Pool	4.280%	6/1/21	5,770	6,122
[1,2]	Fannie Mae Pool	4.295%	6/1/21	112,000	119,034
[1,2]	Fannie Mae Pool	4.320%	4/1/21–6/1/21	7,300	7,777
[1,2]	Fannie Mae Pool	4.360%	4/1/21	2,991	3,196
[1,2]	Fannie Mae Pool	4.370%	2/1/20–5/1/21	24,660	26,375
[1,2]	Fannie Mae Pool	4.390%	5/1/21	10,899	11,666
[1,2]	Fannie Mae Pool	4.410%	5/1/21	7,645	8,192
[1,2]	Fannie Mae Pool	4.420%	5/1/21	4,332	4,646
[1,2]	Fannie Mae Pool	4.440%	5/1/21	1,597	1,715
[1,2]	Fannie Mae Pool	4.480%	6/1/21	4,365	4,700
[1,2]	Fannie Mae Pool	4.500%	3/1/20	1,921	2,072
[1,2]	Fannie Mae Pool	4.510%	5/1/21	49,846	53,816
[1,2]	Fannie Mae Pool	4.530%	6/1/21	27,465	29,690

57

GNMA Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
[1,2]	Fannie Mae Pool	4.540%	6/1/21	26,761	28,946
[1,2]	Fannie Mae Pool	4.570%	5/1/21	2,992	3,250
[1,2]	Fannie Mae Pool	5.500%	1/1/12–1/1/19	10,812	11,774
[1,2]	Fannie Mae Pool	6.000%	7/1/22	33	36
[1,3]	Ginnie Mae I Pool	4.000%	6/15/19–8/1/41	5,908,022	6,132,472
[1,3]	Ginnie Mae I Pool	4.500%	5/15/19–8/1/41	9,436,851	10,069,500
[1,3]	Ginnie Mae I Pool	5.000%	1/15/30–8/1/41	3,227,982	3,534,189
1	Ginnie Mae I Pool	5.500%	4/15/13–7/15/39	4,213,181	4,685,082
[1,3]	Ginnie Mae I Pool	6.000%	10/15/16–9/1/41	2,316,971	2,603,236
[1,3]	Ginnie Mae I Pool	6.500%	7/15/12–8/1/41	2,489,020	2,810,713
1	Ginnie Mae I Pool	7.000%	11/15/31–12/15/36	191,637	224,081
1	Ginnie Mae I Pool	7.250%	1/15/27–2/15/27	84	98
1	Ginnie Mae I Pool	7.500%	9/15/16–10/15/31	70,756	76,215
1	Ginnie Mae I Pool	7.750%	2/15/27	146	171
1	Ginnie Mae I Pool	8.000%	11/15/15–8/15/31	30,880	33,280
1	Ginnie Mae I Pool	8.500%	5/15/16–6/15/28	7,012	7,389
1	Ginnie Mae I Pool	9.000%	3/15/14–5/15/21	4,617	4,881
1	Ginnie Mae I Pool	9.250%	9/15/16–7/15/17	36	36
1	Ginnie Mae I Pool	9.500%	12/15/13–7/15/22	2,613	2,751
1	Ginnie Mae I Pool	10.000%	2/15/14–7/15/19	123	126
1	Ginnie Mae I Pool	11.000%	7/15/13–2/15/18	4	5
1	Ginnie Mae I Pool	11.500%	1/15/13–8/15/13	15	15
1	Ginnie Mae I Pool	13.500%	12/15/14	4	4
1	Ginnie Mae II Pool	3.500%	4/20/39–11/20/40	35,434	35,220
[1,3]	Ginnie Mae II Pool	4.000%	4/20/39–8/1/41	600,126	619,150
[1,3]	Ginnie Mae II Pool	4.500%	12/20/32–8/1/41	320,066	340,679
1	Ginnie Mae II Pool	5.000%	10/20/32–8/20/40	2,011,394	2,199,591
1	Ginnie Mae II Pool	5.500%	1/20/34–7/20/40	133,760	148,716
1	Ginnie Mae II Pool	6.000%	4/20/28–8/20/40	350,273	391,328
1	Ginnie Mae II Pool	6.500%	4/20/37–2/20/40	74,398	83,538
1	Ginnie Mae II Pool	7.000%	10/20/25–5/20/38	1,208	1,395
1	Ginnie Mae II Pool	7.500%	6/20/25–8/20/25	367	422
1	Ginnie Mae II Pool	8.000%	12/20/15–9/20/16	96	99
1	Ginnie Mae II Pool	8.500%	3/20/16–1/20/17	485	530
1	Ginnie Mae II Pool	9.000%	6/20/16–9/20/16	167	190
1	Ginnie Mae II Pool	10.000%	7/20/14–8/20/18	36	38
1	Ginnie Mae II Pool	11.000%	6/20/14–2/20/16	12	12
1	Ginnie Mae II Pool	11.250%	9/20/15–2/20/16	28	29
1	Ginnie Mae II Pool	11.500%	1/20/14–11/20/15	12	13
1	Ginnie Mae II Pool	12.000%	6/20/14–12/20/15	22	24
1	Ginnie Mae II Pool	12.500%	5/20/14–7/20/15	10	11
1	Ginnie Mae II Pool	13.000%	9/20/13–11/20/14	7	7
1	Ginnie Mae II Pool	13.500%	8/20/14–10/20/14	5	6
					35,249,242
Nonconventional Mortgage-Backed Securities (1.0%)
[1,2]	Fannie Mae Pool	4.240%	1/1/20	2,750	2,922
[1,2]	Fannie Mae Pool	4.430%	3/1/20	2,067	2,219
[1,2]	Fannie Mae Pool	4.570%	5/1/19	5,820	6,338
[1,4]	Government National Mortgage Assn.	0.386%	2/20/37	23,510	23,207
1	Government National Mortgage Assn.	5.000%	2/16/37–6/16/37	147,637	163,919
1	Government National Mortgage Assn.	5.500%	1/20/33–8/16/36	41,416	46,506
1	Government National Mortgage Assn.	6.000%	10/20/39	93,515	102,469
1	Government National Mortgage Assn.	6.500%	4/20/31	4,799	5,299
					352,879
Total U.S. Government and Agency Obligations (Cost $33,985,537)					35,602,121

58

GNMA Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Temporary Cash Investments (15.1%)
Repurchase Agreements (12.7%)
BNP Paribas Securities Corp.
(Dated 7/29/11, Repurchase Value
$175,303,000, collateralized by
Federal Home Loan Mortgage Corp.
3.500%–5.000%, 6/1/21–7/1/41,
Federal National Mortgage Assn.
3.500%–6.500%, 10/1/25–1/1/49)	0.200%	8/1/11	175,300	175,300
Deutsche Bank Securities, Inc.
(Dated 7/29/11, Repurchase Value
$900,040,000, collateralized by
Government National Mortgage Assn.
3.500%–7.000%, 5/15/17–5/15/50,
Federal Home Loan Mortgage Corp.
3.500%–8.000%, 5/1/18–6/1/41,
Federal National Mortgage Assn.
3.500%–7.000%, 3/1/34–3/1/41)	0.080%	8/8/11	900,000	900,000
Goldman, Sachs & Co.
(Dated 7/29/11, Repurchase Value
$1,500,105,000, collateralized by
Federal Home Loan Mortgage Corp.
4.500%–5.500%, 4/1/31–6/1/41,
Federal National Mortgage Assn.
4.500%–6.000%, 5/1/30–7/1/41)	0.090%	8/15/11	1,500,000	1,500,000
HSBC Bank USA
(Dated 7/29/11, Repurchase Value
$693,412,000, collateralized by
Federal National Mortgage Assn.
3.500%–7.000%, 12/1/11–8/1/41)	0.200%	8/1/11	693,400	693,400
RBS Securities, Inc.
(Dated 7/29/11, Repurchase Value
$371,006,000, collateralized by
Government National Mortgage Assn.
1.892%–5.390%, 5/20/60–7/20/61)	0.200%	8/1/11	371,000	371,000
UBS Securities LLC
(Dated 7/29/11, Repurchase Value
$211,604,000, collateralized by
Federal Home Loan Mortgage Corp.
4.500%, 9/1/40, Federal National
Mortgage Assn. 5.000%–6.000%,
1/1/39–7/1/41)	0.200%	8/1/11	211,600	211,600
UBS Securities LLC
(Dated 7/29/11, Repurchase Value
$425,018,000, collateralized by
Federal Home Loan Mortgage Corp.
4.500%, 5/1/41–8/1/41, Federal National
Mortgage Assn. 3.500%–5.500%,
4/1/26–7/1/41)	0.090%	8/11/11	425,000	425,000

59

GNMA Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	UBS Securities LLC
	(Dated 7/29/11, Repurchase Value
	$300,015,000, collateralized by
	Federal Home Loan Mortgage Corp.
	4.000%–4.500%, 12/1/24–5/1/41,
	Federal National Mortgage Assn.
	3.500%–4.000%, 7/1/21–7/1/26)	0.090%	8/11/11	300,000	300,000
					4,576,300

		Yield
U.S. Government and Agency Obligations (2.4%)
2	Fannie Mae Discount Notes	0.015%–0.020%	9/26/11	144,417	144,380
2	Fannie Mae Discount Notes	0.030%–0.035%	10/12/11	415,564	415,410
2	Freddie Mac Discount Notes	0.020%	9/26/11	214,135	214,079
2	Freddie Mac Discount Notes	0.020%	10/3/11	76,985	76,961
					850,830
Total Temporary Cash Investments (Cost $5,427,360)					5,427,130
Total Investments (114.3%) (Cost $39,412,897)					41,029,251
Other Assets and Liabilities (-14.3%)
Other Assets[5]					1,794,217
Liabilities					(6,916,221)
					(5,122,004)
Net Assets (100%)					35,907,247

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value					41,029,251
Receivables for Investment Securities Sold					1,621,837
Other Assets[5]					172,380
Total Assets					42,823,468
Liabilities
Payables for Investment Securities Purchased					6,722,598
Other Liabilities					193,623
Total Liabilities					6,916,221
Net Assets					35,907,247

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GNMA Fund

At July 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	34,058,099
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	220,289
Unrealized Appreciation (Depreciation)
Investment Securities	1,616,354
Futures Contracts	12,505
Net Assets	35,907,247

Investor Shares—Net Assets
Applicable to 1,300,480,195 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	14,321,046
Net Asset Value Per Share—Investor Shares	$11.01

Admiral Shares—Net Assets
Applicable to 1,960,215,405 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	21,586,201
Net Asset Value Per Share—Admiral Shares	$11.01

• See Note A in Notes to Financial Statements.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3 Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of July 31, 2011.
4 Adjustable-rate security.
5 Cash of $3,986,000 has been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

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GNMA Fund

Statement of Operations

Six Months Ended
July 31, 2011
($000)
Investment Income
Income
Interest	607,356
Total Income	607,356
Expenses
Investment Advisory Fees—Note B	1,626
The Vanguard Group—Note C
Management and Administrative—Investor Shares	12,393
Management and Administrative—Admiral Shares	7,406
Marketing and Distribution—Investor Shares	2,110
Marketing and Distribution—Admiral Shares	2,545
Custodian Fees	851
Shareholders’ Reports—Investor Shares	201
Shareholders’ Reports—Admiral Shares	57
Trustees’ Fees and Expenses	37
Total Expenses	27,226
Net Investment Income	580,130
Realized Net Gain (Loss)
Investment Securities Sold	261,020
Futures Contracts	46,761
Realized Net Gain (Loss)	307,781
Change in Unrealized Appreciation (Depreciation)
Investment Securities	583,447
Futures Contracts	18,139
Change in Unrealized Appreciation (Depreciation)	601,586
Net Increase (Decrease) in Net Assets Resulting from Operations	1,489,497

See accompanying Notes, which are an integral part of the Financial Statements.

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GNMA Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2011	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	580,130	1,237,162
Realized Net Gain (Loss)	307,781	727,046
Change in Unrealized Appreciation (Depreciation)	601,586	71,634
Net Increase (Decrease) in Net Assets Resulting from Operations	1,489,497	2,035,842
Distributions
Net Investment Income
Investor Shares	(227,286)	(566,169)
Admiral Shares	(352,844)	(671,525)
Realized Capital Gain[1]
Investor Shares	—	(379,701)
Admiral Shares	—	(538,787)
Total Distributions	(580,130)	(2,156,182)
Capital Share Transactions
Investor Shares	(417,563)	(3,467,218)
Admiral Shares	(580,600)	3,326,645
Net Increase (Decrease) from Capital Share Transactions	(998,163)	(140,573)
Total Increase (Decrease)	(88,796)	(260,913)
Net Assets
Beginning of Period	35,996,043	36,256,956
End of Period	35,907,247	35,996,043

1 Includes fiscal 2011 short-term gain distributions totaling $718,088,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

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GNMA Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2011	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.73	$10.76	$10.53	$10.47	$10.16	$10.29
Investment Operations
Net Investment Income	.174	.359	.402	.511	.533	.522
Net Realized and Unrealized Gain (Loss)
on Investments	.280	.245	.302	.060	.310	(.130)
Total from Investment Operations	.454	.604	.704	.571	.843	.392
Distributions
Dividends from Net Investment Income	(.174)	(.359)	(.402)	(.511)	(.533)	(.522)
Distributions from Realized Capital Gains	—	(.275)	(.072)	—	—	—
Total Distributions	(.174)	(.634)	(.474)	(.511)	(.533)	(.522)
Net Asset Value, End of Period	$11.01	$10.73	$10.76	$10.53	$10.47	$10.16

Total Return[1]	4.26%	5.71%	6.81%	5.65%	8.56%	3.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,321	$14,384	$17,800	$15,007	$12,916	$12,835
Ratio of Total Expenses to
Average Net Assets	0.22%	0.23%	0.23%	0.22%	0.21%	0.21%
Ratio of Net Investment Income to
Average Net Assets	3.33%	3.26%	3.71%	4.92%	5.22%	5.14%
Portfolio Turnover Rate	208%[2]	386%[2]	272%[2]	63%	21%	18%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 185%, 207%, and 114% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

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GNMA Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2011	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.73	$10.76	$10.53	$10.47	$10.16	$10.29
Investment Operations
Net Investment Income	.180	.372	.413	.522	.543	.532
Net Realized and Unrealized Gain (Loss)
on Investments	.280	.245	.302	.060	.310	(.130)
Total from Investment Operations	.460	.617	.715	.582	.853	.402
Distributions
Dividends from Net Investment Income	(.180)	(.372)	(.413)	(.522)	(.543)	(.532)
Distributions from Realized Capital Gains	—	(.275)	(.072)	—	—	—
Total Distributions	(.180)	(.647)	(.485)	(.522)	(.543)	(.532)
Net Asset Value, End of Period	$11.01	$10.73	$10.76	$10.53	$10.47	$10.16

Total Return	4.32%	5.84%	6.92%	5.76%	8.67%	4.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$21,586	$21,612	$18,457	$14,734	$10,978	$10,159
Ratio of Total Expenses to
Average Net Assets	0.11%	0.11%	0.13%	0.12%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	3.44%	3.38%	3.81%	5.02%	5.32%	5.24%
Portfolio Turnover Rate	208%[1]	386%[1]	272%[1]	63%	21%	18%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes 185%, 207%, and 114% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

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GNMA Fund

Notes to Financial Statements

Vanguard GNMA Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

4. Mortgage Dollar Rolls: The fund has entered into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously purchases similar securities for future settlement at a lower price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. Although the fund forgoes principal and interest paid on the securities sold, it is compensated by interest earned on the sale proceeds and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys securities from a dealer pursuant to a TBA transaction and simultaneously sells similar securities for future settlement. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such,

66

GNMA Fund

these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by entering into mortgage dollar rolls with only highly rated counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

In April 2011, the Financial Accounting Standards Board adopted Accounting Standards Update (ASU) 2011-03, “Transfers and Servicing (Topic 860)—Reconsideration of Effective Control for Repurchase Agreements.” The ASU takes effect for periods beginning after December 15, 2011. Under the ASU, certain mortgage-dollar-roll transactions that previously would have been accounted for as purchases and sales may be accounted for as financing transactions. Treating these transactions as financing would have no impact on total return, but certain transactions that previously resulted in realized gains and losses would instead be reflected in net income and unrealized gains and losses. Management is currently assessing whether the ASU will affect the accounting for the fund’s mortgage-dollar-roll transactions.

5. Repurchase Agreements: The fund invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2008–2011), and for the period ended July 31, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

8. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2011, the investment advisory fee represented an effective annual rate of 0.01% of the fund’s average net assets.

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GNMA Fund

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2011, the fund had contributed capital of $5,636,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 2.25% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of July 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	35,602,121	—
Temporary Cash Investments	—	5,427,130	—
Futures Contracts—Assets[1]	6,081	—	—
Futures Contracts—Liabilities[1]	(3,213)	—	—
Total	2,868	41,029,251	—
1 Represents variation margin on the last day of the reporting period.

E. At July 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	September 2011	5,121	643,646	15,678
5-Year U.S. Treasury Note	September 2011	(4,240)	(514,928)	(3,173)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

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GNMA Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. The fund realized losses of $71,394,000 during the period from November 1, 2010, through January 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2012.

The fund had realized losses totaling $8,427,000 through January 31, 2011, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At July 31, 2011, the cost of investment securities for tax purposes was $39,421,324,000. Net unrealized appreciation of investment securities for tax purposes was $1,607,927,000, consisting of unrealized gains of $1,622,917,000 on securities that had risen in value since their purchase and $14,990,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended July 31, 2011, the fund purchased $36,611,174,000 of investment securities and sold $37,484,156,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2011	January 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,352,659	123,448	4,127,957	379,474
Issued in Lieu of Cash Distributions	204,072	18,786	838,186	77,383
Redeemed	(1,974,294)	(182,816)	(8,433,361)	(769,705)
Net Increase (Decrease)—Investor Shares	(417,563)	(40,582)	(3,467,218)	(312,848)
Admiral Shares
Issued	1,643,529	151,729	7,588,154	691,156
Issued in Lieu of Cash Distributions	270,729	24,923	962,513	88,967
Redeemed	(2,494,858)	(231,312)	(5,224,022)	(480,165)
Net Increase (Decrease)—Admiral Shares	(580,600)	(54,660)	3,326,645	299,958

I. In preparing the financial statements as of July 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

69

Long-Term Treasury Fund

Fund Profile
As of July 31, 2011

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VUSTX	VUSUX
Expense Ratio[1]	0.22%	0.10%
30-Day SEC Yield	3.42%	3.54%

Financial Attributes
		Barclays	Barclays
		Long	Aggregate
		Treasury	Bond
	Fund	Index	Index
Number of Bonds	33	36	7,912
Yield to Maturity
(before expenses)	4.0%	3.8%	2.6%
Average Coupon	4.7%	5.0%	4.2%
Average Duration	13.3 years	14.7 years	5.2 years
Average Effective
Maturity	20.6 years	23.5 years	7.4 years
Short-Term
Reserves	0.6%	—	—

Sector Diversification (% of portfolio)
Government Mortgage-Backed			12.4%
Treasury/Agency			87.6

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	Long	Aggregate
	Treasury	Bond
	Index	Index
R-Squared	1.00	0.66
Beta	0.99	2.75

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	0.6%
1 - 3 Years	6.0
3 - 5 Years	3.1
5 - 7 Years	2.5
7 - 10 Years	0.7
10 - 20 Years	33.3
20 - 30 Years	53.8

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 26, 2011, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2011, the annualized expense ratios were 0.21% for Investor Shares and 0.10% for Admiral Shares.

70

Long-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2001, Through July 31, 2011

				Barclays
				Long
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2002	5.63%	-0.37%	5.26%	5.38%
2003	5.80	8.97	14.77	14.91
2004	4.95	-0.01	4.94	4.59
2005	5.27	2.74	8.01	8.56
2006	4.84	-1.86	2.98	2.93
2007	4.92	-3.12	1.80	2.00
2008	5.27	7.82	13.09	13.58
2009	4.57	4.68	9.25	10.38
2010	3.98	-5.33	-1.35	-2.19
2011	4.03	-0.45	3.58	4.29
2012	1.91	7.06	8.97	9.09
Note: For 2012, performance data reflect the six months ended July 31, 2011.

Average Annual Total Returns: Periods Ended June 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	5/19/1986	-1.67%	6.94%	4.85%	1.80%	6.65%
Admiral Shares	2/12/2001	-1.55	7.08	5.00	1.80	6.80

See Financial Highlights for dividend and capital gains information.

71

Long-Term Treasury Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	U.S. Government and Agency Obligations (110.1%)
	U.S. Government Securities (97.8%)
	United States Treasury Bill	0.020%	8/11/11	207,000	206,986
	United States Treasury Bill	0.055%	8/25/11	134,000	133,985
1	United States Treasury Note/Bond	6.250%	8/15/23	347,500	454,846
	United States Treasury Note/Bond	6.000%	2/15/26	50,000	64,508
	United States Treasury Note/Bond	6.125%	11/15/27	47,000	61,673
	United States Treasury Note/Bond	5.250%	11/15/28	95,000	113,941
	United States Treasury Note/Bond	5.250%	2/15/29	201,200	241,315
	United States Treasury Note/Bond	5.375%	2/15/31	11,500	14,017
	United States Treasury Note/Bond	4.500%	2/15/36	14,500	15,572
	United States Treasury Note/Bond	4.375%	2/15/38	75,000	78,504
	United States Treasury Note/Bond	4.500%	5/15/38	14,500	15,479
	United States Treasury Note/Bond	3.500%	2/15/39	171,500	153,787
	United States Treasury Note/Bond	4.250%	5/15/39	191,500	195,539
	United States Treasury Note/Bond	4.375%	11/15/39	262,000	273,012
	United States Treasury Note/Bond	4.625%	2/15/40	173,000	187,651
	United States Treasury Note/Bond	4.375%	5/15/40	247,500	257,477
	United States Treasury Note/Bond	3.875%	8/15/40	253,000	241,377
	United States Treasury Note/Bond	4.250%	11/15/40	43,500	44,275
	United States Treasury Note/Bond	4.375%	5/15/41	79,500	82,631
					2,836,575
	Conventional Mortgage-Backed Securities (12.3%)
	[2,3,4] Fannie Mae Pool	3.500%	8/1/41	6,000	5,863
	[2,3,4] Fannie Mae Pool	4.000%	9/1/40–8/1/41	21,171	21,518
	[2,3,4] Fannie Mae Pool	4.500%	8/1/41	26,250	27,398
	[2,3,4] Fannie Mae Pool	5.000%	6/1/41–8/1/41	48,250	51,492
	[2,3,4] Fannie Mae Pool	5.500%	7/1/41–9/1/41	43,000	46,555
	[2,3,4] Fannie Mae Pool	6.000%	2/1/26–9/1/41	29,337	32,171
	[2,3,4] Freddie Mac Gold Pool	3.500%	8/1/41	1,250	1,220
	[2,3,4] Freddie Mac Gold Pool	4.000%	8/1/41	10,000	10,156
	[2,3,4] Freddie Mac Gold Pool	4.500%	8/1/41	12,750	13,288
	[2,3,4] Freddie Mac Gold Pool	5.000%	8/1/41	9,750	10,390
	[2,3,4] Freddie Mac Gold Pool	5.500%	8/1/41	16,000	17,325
	[2,3,4] Freddie Mac Gold Pool	6.000%	8/1/41	14,000	15,396
[3,4]	Ginnie Mae I Pool	4.000%	8/1/41–9/1/41	7,750	7,983
[3,4]	Ginnie Mae I Pool	4.500%	8/1/41–9/1/41	30,000	31,847
[3,4]	Ginnie Mae I Pool	5.000%	7/1/41–8/1/41	27,750	30,230
[3,4]	Ginnie Mae I Pool	5.500%	8/1/41	6,000	6,636

72

Long-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
[3,4] Ginnie Mae II Pool	4.000%	8/1/41	5,500	5,675
[3,4] Ginnie Mae II Pool	4.500%	8/1/41	8,000	8,507
[3,4] Ginnie Mae II Pool	5.000%	8/1/41	7,000	7,639
[3,4] Ginnie Mae II Pool	5.500%	8/1/41	5,500	6,093
				357,382
Total U.S. Government and Agency Obligations (Cost $3,087,332)				3,193,957
Temporary Cash Investment (0.4%)
Repurchase Agreement (0.4%)
Barclays Capital Inc.
(Dated 7/29/11, Repurchase Value
$11,208,000, collateralized by
U.S. Treasury Note/Bond 1.000%, 7/31/11)
(Cost $11,208)	0.150%	8/1/11	11,208	11,208
Total Investments (110.5%) (Cost $3,098,540)				3,205,165
Other Assets and Liabilities (-10.5%)
Other Assets				166,629
Liabilities				(471,574)
				(304,945)
Net Assets (100%)				2,900,220

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value				3,205,165
Receivables for Investment Securities Sold				118,496
Accrued Income				38,883
Other Assets				9,250
Total Assets				3,371,794
Liabilities
Payables for Investment Securities Purchased				456,686
Other Liabilities				14,888
Total Liabilities				471,574
Net Assets				2,900,220

73

Long-Term Treasury Fund

At July 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	2,769,224
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	16,330
Unrealized Appreciation (Depreciation)
Investment Securities	106,625
Futures Contracts	8,041
Net Assets	2,900,220

Investor Shares—Net Assets
Applicable to 108,589,237 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,252,310
Net Asset Value Per Share—Investor Shares	$11.53

Admiral Shares—Net Assets
Applicable to 142,895,875 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,647,910
Net Asset Value Per Share—Admiral Shares	$11.53

See Note A in Notes to Financial Statements.
1 Securities with a value of $13,148,000 have been segregated as initial margin for open futures contracts.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of July 31, 2011.
See accompanying Notes, which are an integral part of the Financial Statements.

74

Long-Term Treasury Fund

Statement of Operations

Six Months Ended
July 31, 2011
($000)
Investment Income
Income
Interest	53,419
Total Income	53,419
Expenses
The Vanguard Group—Note B
Investment Advisory Services	207
Management and Administrative—Investor Shares	995
Management and Administrative—Admiral Shares	428
Marketing and Distribution—Investor Shares	184
Marketing and Distribution—Admiral Shares	222
Custodian Fees	27
Shareholders’ Reports—Investor Shares	24
Shareholders’ Reports—Admiral Shares	9
Trustees’ Fees and Expenses	2
Total Expenses	2,098
Net Investment Income	51,321
Realized Net Gain (Loss)
Investment Securities Sold	14,511
Futures Contracts	4,760
Realized Net Gain (Loss)	19,271
Change in Unrealized Appreciation (Depreciation)
Investment Securities	165,041
Futures Contracts	8,038
Change in Unrealized Appreciation (Depreciation)	173,079
Net Increase (Decrease) in Net Assets Resulting from Operations	243,671

See accompanying Notes, which are an integral part of the Financial Statements.

75

Long-Term Treasury Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2011	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	51,321	121,133
Realized Net Gain (Loss)	19,271	106,055
Change in Unrealized Appreciation (Depreciation)	173,079	(138,346)
Net Increase (Decrease) in Net Assets Resulting from Operations	243,671	88,842
Distributions
Net Investment Income
Investor Shares	(21,943)	(60,508)
Admiral Shares	(29,378)	(60,625)
Realized Capital Gain
Investor Shares	—	(38,585)
Admiral Shares	—	(47,303)
Total Distributions	(51,321)	(207,021)
Capital Share Transactions
Investor Shares	(74,720)	(164,465)
Admiral Shares	(27,533)	401,303
Net Increase (Decrease) from Capital Share Transactions	(102,253)	236,838
Total Increase (Decrease)	90,097	118,659
Net Assets
Beginning of Period	2,810,123	2,691,464
End of Period	2,900,220	2,810,123

See accompanying Notes, which are an integral part of the Financial Statements.

76

Long-Term Treasury Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2011	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.77	$11.15	$12.21	$11.76	$10.99	$11.40
Investment Operations
Net Investment Income	.197	.462	.475	.499	.533	.547
Net Realized and Unrealized Gain (Loss)
on Investments	.760	(.046)	(.623)	.563	.855	(.356)
Total from Investment Operations	.957	.416	(.148)	1.062	1.388	.191
Distributions
Dividends from Net Investment Income	(.197)	(.462)	(.474)	(.502)	(.533)	(.547)
Distributions from Realized Capital Gains	—	(.334)	(.438)	(.110)	(.085)	(.054)
Total Distributions	(.197)	(.796)	(.912)	(.612)	(.618)	(.601)
Net Asset Value, End of Period	$11.53	$10.77	$11.15	$12.21	$11.76	$10.99

Total Return[1]	8.97%	3.58%	-1.35%	9.25%	13.09%	1.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,252	$1,244	$1,446	$1,897	$1,518	$1,262
Ratio of Total Expenses to
Average Net Assets	0.21%	0.22%	0.25%	0.25%	0.26%	0.26%
Ratio of Net Investment Income to
Average Net Assets	3.60%	3.98%	4.12%	4.19%	4.78%	4.96%
Portfolio Turnover Rate	179%[2]	52%	77%	80%	37%	68%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 88% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

77

Long-Term Treasury Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2011	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.77	$11.15	$12.21	$11.76	$10.99	$11.40
Investment Operations
Net Investment Income	.203	.476	.490	.516	.551	.564
Net Realized and Unrealized Gain (Loss)
on Investments	.760	(.046)	(.623)	.563	.855	(.356)
Total from Investment Operations	.963	.430	(.133)	1.079	1.406	.208
Distributions
Dividends from Net Investment Income	(.203)	(.476)	(.489)	(.519)	(.551)	(.564)
Distributions from Realized Capital Gains	—	(.334)	(.438)	(.110)	(.085)	(.054)
Total Distributions	(.203)	(.810)	(.927)	(.629)	(.636)	(.618)
Net Asset Value, End of Period	$11.53	$10.77	$11.15	$12.21	$11.76	$10.99

Total Return	9.03%	3.71%	-1.23%	9.41%	13.27%	1.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,648	$1,567	$1,245	$1,499	$1,190	$863
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.12%	0.11%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	3.71%	4.10%	4.25%	4.33%	4.94%	5.12%
Portfolio Turnover Rate	179%[1]	52%	77%	80%	37%	68%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes 88% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

78

Long-Term Treasury Fund

Notes to Financial Statements

Vanguard Long-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities. This risk is mitigated by entering into mortgage dollar rolls with only highly rated counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

79

Long-Term Treasury Fund

In April 2011, the Financial Accounting Standards Board adopted Accounting Standards Update (ASU) 2011-03, “Transfers and Servicing (Topic 860)—Reconsideration of Effective Control for Repurchase Agreements.” The ASU takes effect for periods beginning after December 15, 2011. Under the ASU, certain mortgage-dollar-roll transactions that previously would have been accounted for as purchases and sales may be accounted for as financing transactions. Treating these transactions as financing would have no impact on total return, but certain transactions that previously resulted in realized gains and losses would instead be reflected in net income and unrealized gains and losses. Management is currently assessing whether the ASU will affect the accounting for the fund’s mortgage-dollar-roll transactions.

5. Repurchase Agreements: The fund invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2008–2011), and for the period ended July 31, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

8. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2011, the fund had contributed capital of $448,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.18% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

80

Long-Term Treasury Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of July 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	3,193,957	—
Temporary Cash Investments	—	11,208	—
Futures Contracts—Assets[1]	5,870	—	—
Futures Contracts—Liabilities[1]	(903)	—	—
Total	4,967	3,205,165	—
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Ultra Long U.S. Treasury Bond	September 2011	2,025	267,173	8,251
2-Year U.S. Treasury Note	September 2011	(288)	(63,337)	(84)
5-Year U.S. Treasury Note	September 2011	(226)	(27,446)	(172)
30-Year U.S. Treasury Bond	September 2011	208	26,650	347
10-Year U.S. Treasury Note	September 2011	(206)	(25,892)	(301)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

81

Long-Term Treasury Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. The fund realized losses of $465,000 during the period from November 1, 2010, through January 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2012.

At July 31, 2011, the cost of investment securities for tax purposes was $3,098,540,000. Net unrealized appreciation of investment securities for tax purposes was $106,625,000, consisting of unrealized gains of $115,000,000 on securities that had risen in value since their purchase and $8,375,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2011, the fund purchased $2,605,351,000 of investment securities and sold $2,501,350,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2011	January 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	110,585	10,053	597,017	50,682
Issued in Lieu of Cash Distributions	20,508	1,845	92,171	8,124
Redeemed	(205,813)	(18,772)	(853,653)	(73,078)
Net Increase (Decrease)—Investor Shares	(74,720)	(6,874)	(164,465)	(14,272)
Admiral Shares
Issued	193,919	17,594	971,948	82,689
Issued in Lieu of Cash Distributions	23,883	2,148	90,599	8,024
Redeemed	(245,335)	(22,302)	(661,244)	(56,932)
Net Increase (Decrease)—Admiral Shares	(27,533)	(2,560)	401,303	33,781

H. In preparing the financial statements as of July 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended July 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	1/31/2011	7/31/2011	Period
Based on Actual Fund Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,013.70	$1.05
Admiral Shares	1,000.00	1,014.27	0.50
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,016.48	$1.05
Admiral Shares	1,000.00	1,017.06	0.50
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,048.96	$1.07
Admiral Shares	1,000.00	1,049.55	0.51
GNMA Fund
Investor Shares	$1,000.00	$1,042.60	$1.11
Admiral Shares	1,000.00	1,043.18	0.56
Long-Term Treasury Fund
Investor Shares	$1,000.00	$1,089.65	$1.09
Admiral Shares	1,000.00	1,090.26	0.52

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Six Months Ended July 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	1/31/2011	7/31/2011	Period
Based on Hypothetical 5% Yearly Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,023.75	$1.05
Admiral Shares	1,000.00	1,024.30	0.50
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,023.75	$1.05
Admiral Shares	1,000.00	1,024.30	0.50
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,023.75	$1.05
Admiral Shares	1,000.00	1,024.30	0.50
GNMA Fund
Investor Shares	$1,000.00	$1,023.70	$1.10
Admiral Shares	1,000.00	1,024.25	0.55
Long-Term Treasury Fund
Investor Shares	$1,000.00	$1,023.75	$1.05
Admiral Shares	1,000.00	1,024.30	0.50

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Treasury Fund, 0.21% for Investor Shares and 0.10% for Admiral Shares; for the Short-Term Federal Fund, 0.21% for Investor Shares and 0.10% for Admiral Shares; for the Intermediate-Term Treasury Fund, 0.21% for Investor Shares and 0.10% for Admiral Shares; for the GNMA Fund, 0.22% for Investor Shares and 0.11% for Admiral Shares; for the Long-Term Treasury Fund, 0.21% for Investor Shares and 0.10% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

85

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Short-Term, Intermediate-Term, and Long-Term Treasury Funds and Vanguard Short-Term Federal Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for the funds. The board also has renewed the investment advisory agreement between Vanguard GNMA Fund and Wellington Management Company, LLP. The board determined that renewing each fund’s advisory arrangement was in the best interests of the funds and their shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of each fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Wellington Management Company, LLP. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The firm has managed the GNMA Fund since the fund’s inception in 1980. The firm and the fund’s management team have depth and stability. The portfolio manager of the GNMA Fund is backed by a well-tenured team of research analysts who conduct detailed fundamental analysis. Wellington Management has provided high-quality advisory services for the GNMA Fund and has demonstrated strong organizational depth and stability over both the short and long term.

The Vanguard Group, Inc. Vanguard has been managing investments for more than three decades and has advised the Short-Term, Intermediate-Term, and Long-Term Treasury Funds and Short-Term Federal Fund since their inceptions. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the funds, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The board concluded that each fund has performed in line with expectations, and that its performance results have been competitive versus its benchmark and peer group. Information about each fund’s most recent performance can be found in the Performance Summary sections of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its respective peer group and that each fund’s advisory fee rate was also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections, which also contain information about the advisory expenses.

86

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee for the GNMA Fund, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the GNMA Fund shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule with Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board concluded that with regard to the Short-Term, Intermediate-Term, and Long-Term Treasury Funds and the Short-Term Federal Fund, the funds’ low-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

87

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

88

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

89

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Michael S. Miller
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
Peter F. Volanakis	Paul A. Heller	George U. Sauter
Born 1955. Trustee Since July 2009. Principal	Martha G. King
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q322 092011

Vanguard Corporate Bond Funds
Semiannual Report

July 31, 2011

Vanguard Short-Term Investment-Grade Fund
Vanguard Intermediate-Term Investment-Grade Fund
Vanguard Long-Term Investment-Grade Fund
Vanguard High-Yield Corporate Fund

> Boosted by exceptionally strong results in July, bonds broadly outperformed stocks for the half-year ended July 31, 2011.

> The Vanguard Corporate Bond Funds posted returns ranging from more than 1% for the Short-Term Investment-Grade Fund to well above 9% for the Long-Term Investment-Grade Fund.

> Investment-grade corporate bonds generally outpaced comparable-maturity U.S. Treasury bonds. High-yield bonds, star performers for more than two years, lost some of their shine but notched solid results.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	9
Short-Term Investment-Grade Fund.	16
Intermediate-Term Investment-Grade Fund.	40
Long-Term Investment-Grade Fund.	60
High-Yield Corporate Fund.	75
About Your Fund’s Expenses.	89
Trustees Approve Advisory Arrangements.	92
Glossary.	94

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Six Months Ended July 31, 2011

	30-Day SEC	Income	Capital	Total
	Yields	Returns	Returns	Returns
Vanguard Short-Term Investment-Grade Fund
Investor Shares	1.58%	1.41%	0.27%	1.68%
Admiral™ Shares	1.69	1.46	0.27	1.73
Institutional Shares	1.73	1.48	0.27	1.75
Barclays Capital U.S. 1–5 Year Credit Bond Index				2.81
1–5 Year Investment-Grade Debt Funds Average				1.83
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper Inc.
Vanguard Intermediate-Term Investment-Grade Fund
Investor Shares	3.26%	2.25%	2.69%	4.94%
Admiral™ Shares	3.38	2.31	2.69	5.00
Barclays Capital U.S. 5–10 Year Credit Bond Index				6.16
Intermediate Investment-Grade Debt Funds
Average				3.83
Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper Inc.
Vanguard Long-Term Investment-Grade Fund
Investor Shares	5.26%	2.97%	6.67%	9.64%
Admiral™ Shares	5.38	3.03	6.67	9.70
Barclays Capital U.S. Long Credit A or Better
Bond Index				10.12
Corporate A-Rated Debt Funds Average				4.20
Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper Inc.
Vanguard High-Yield Corporate Fund
Investor Shares	5.90%	3.59%	0.69%	4.28%
Admiral™ Shares	6.02	3.65	0.69	4.34
Barclays Capital U.S. Corporate High Yield Bond
Index				3.90
High-Current-Yield Funds Average				3.08

High-Current-Yield Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Chairman’s Letter

Dear Shareholder,

For the second year in a row, many yield-hungry investors continued to reach further out along the maturity curve and, for much of the period, down the credit-quality ladder. This helped investment-grade corporate bonds stay ahead of comparable-maturity U.S. Treasury bonds. The ride wasn’t smooth, however.

Vanguard Long-Term Investment-Grade Fund was the best performer, with a return of 9.64% for Investor Shares. (All returns cited in this letter are for Investor Shares.) At the other end of the performance scale, the Short-Term Investment-Grade Fund returned 1.68%. The Intermediate-Term Investment-Grade and High-Yield Corporate funds were in between, with returns in the 4%–5% range.

The three investment-grade funds trailed their respective benchmark results. The short-term fund’s return also modestly lagged its peer-group average return, but its intermediate- and long-term counterparts outpaced their peer averages by significant margins. The High-Yield Corporate Fund outperformed its comparative standards.

Across the board, the funds’ 30-day SEC yields ended the half-year lower than where they began. Price appreciation gave each fund a positive capital return, but an extended period of falling yields has crimped interest income.

Bonds rallied in the U.S. market as investors sought safety
Bond prices climbed amid global market turbulence during the past six months. Investors sought refuge from a collection of troubles: Europe’s debt dramas (which included a second bailout for Greece), economic shocks produced by the Japanese tsunami and its aftermath, and prolonged debate over raising the U.S. debt ceiling. For the half-year, the broad U.S. taxable bond market returned more than 4%. (Rising prices are a mixed blessing, of course; they imply lower yields on future investment.)

The yields on money market instruments such as Treasury bills remained near 0%, consistent with the Federal Reserve Board’s target for short-term interest rates. And it appears that policy will continue: Shortly after the reporting period ended, the Federal Reserve vowed to keep short-term rates low, possibly for as long as two years.

Stocks worldwide crept higher in a treacherous marketplace
Global stock markets struggled to find direction as every positive signal seemed to be paired with its negative. The good news included surprisingly strong corporate profits, which proved a source of investor optimism through much of the period.

Market Barometer
			Total Returns
		Periods Ended July 31, 2011
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	4.23%	4.44%	6.57%
Barclays Capital Municipal Bond Index (Broad tax-exempt
market)	6.27	3.24	4.90
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.13	1.78

Stocks
Russell 1000 Index (Large-caps)	1.62%	20.68%	2.80%
Russell 2000 Index (Small-caps)	2.63	23.92	4.00
Dow Jones U.S. Total Stock Market Index	1.55	20.83	3.27
MSCI All Country World Index ex USA (International)	1.39	17.36	3.18

CPI
Consumer Price Index	2.59%	3.63%	2.11%

The counterpoint was a series of increasingly glum economic reports. Expectations that the U.S. economic expansion would accelerate in the second half of the year gave way to anxiety about the possibility of a double-dip recession. The Dow Jones U.S. Total Stock Market Index finished the period with a return of 1.55%. Across the globe, stock returns were similarly modest.

The U.S. credit downgrade: A cause for concern, not panic
On August 5, after the close of our reporting period, Standard & Poor’s downgraded its credit rating of U.S. government bonds from AAA to AA+. This sparked a sharp reaction from the stock market and, somewhat paradoxically, a surge in demand for Treasuries. S&P said its action was prompted, in large part, by concern about “the effectiveness, stability, and predictability of American policymaking and political institutions”—in other words, the political gridlock on vivid display during the debt-ceiling debate.

The downgrade was controversial, and the other major rating agencies reaffirmed their decision to continue giving the highest ratings to U.S. debt. At Vanguard, our credit analysts and economists regularly assess the financial strength of the United States and other sovereign borrowers. Our confidence in the “full faith and credit” of the U.S. government—its unconditional guarantee to make principal and interest

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Average
Short-Term Investment-Grade Fund	0.22%	0.11%	0.07%	0.87%
Intermediate-Term Investment-Grade
Fund	0.22	0.10	—	0.91
Long-Term Investment-Grade Fund	0.24	0.12	—	1.06
High-Yield Corporate Fund	0.25	0.13	—	1.22

The fund expense ratios shown are from the prospectus dated May 26, 2011, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2011, the funds’ annualized expense ratios were: for the Short-Term Investment-Grade Fund, 0.21% for Investor Shares, 0.11% for Admiral Shares, and 0.07% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.21% for Investor Shares and 0.10% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.23% for Investor Shares and 0.12% for Admiral Shares; for the High-Yield Corporate Fund, 0.25% for Investor Shares and 0.13% for Admiral Shares. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2010.

Peer groups: For the Short-Term Investment-Grade Fund, 1–5 Year Investment-Grade Debt Funds; for the Intermediate-Term Investment-Grade Fund, Intermediate Investment-Grade Debt Funds; for the Long-Term Investment-Grade Fund, Corporate A-Rated Debt Funds; and for the High-Yield Corporate Fund, High-Current-Yield Funds.

payments on debt—remains unshaken, and we have cautioned investors against overreacting to the S&P downgrade.

Bonds benefited from changing risk sentiment
The U.S. bond market finished the half-year on a high note. July was the best month for the four Vanguard Corporate Bond Funds and for the broad U.S. bond market. But this strong finish masked six months of ups and downs too numerous to detail. Suffice it to say that investors’ embrace of risk—in the form of stocks and lower-quality bonds—ultimately gave way to a flight to safety amid mounting worries about the economy and potential defaults both at home and abroad.

With short-term interest rates still anchored near zero, Vanguard Short-Term Investment-Grade Fund posted the lowest six-month return. Its counterpart further up the maturity scale, Vanguard Intermediate-Term Investment-Grade Fund, returned 4.94%.

Both funds are managed by Vanguard Fixed Income Group. Since the 2008 financial crisis, the advisor has distinguished itself with its carefully chosen holdings of asset-backed and commercial mortgage-backed securities. During the six months, high-quality auto loans and credit card receivables once again gave both funds an edge over their all-corporate benchmarks, but the commercial mortgage-backed

Yields

	SEC 30-Day Yields on
	January 31,	July 31,
Bond Fund	2011	2011
Short-Term Investment-Grade
Investor Shares	1.89%	1.58%
Admiral Shares	2.00	1.69
Institutional Shares	2.04	1.73
Intermediate-Term Investment-Grade
Investor Shares	3.54%	3.26%
Admiral Shares	3.66	3.38
Long-Term Investment-Grade
Investor Shares	5.63%	5.26%
Admiral Shares	5.75	5.38
High-Yield Corporate
Investor Shares	6.16%	5.90%
Admiral Shares	6.28	6.02

securities sector as a whole underper-formed. The advisor’s stakes in U.S. Treasury and other liquid securities—which were increased last year to protect shareholders in the event of significant fund redemptions—also held back performance.

The Long-Term Investment-Grade Fund, managed by Wellington Management Company, was the biggest beneficiary as interest rates fell across most of the maturity spectrum. (Please see the Treasury yield curve data on page 9 of this report.) More than two-thirds of the fund’s total return came from price appreciation (the capital component of return), reflecting falling rates and strong demand for high-quality, longer-maturity bonds during most of the six months. The fund’s return was close to that of its long-term benchmark and more than 5 percentage points ahead of the average return of peer funds—an imperfect comparison, in part because many peers hold more shorter-maturity bonds.

In the high-yield bond arena, investors became more selective, especially as falling yields relative to like-maturity U.S. Treasury bonds provided less incentive to take on risk amid concerns about the global economy and possible sovereign defaults. Still, opportunities for yield remained limited, and new-issue activity was robust—especially to finance mergers, acquisitions, and leveraged buyouts.

These factors combined to favor high-yield bonds with stronger credit ratings: The Barclays Capital U.S. Corporate High Yield Ba Index returned almost 5%, while the lower-rated Ca-D index lost ground, with a return of –1%. Vanguard High-Yield Corporate Bond Fund, also managed by Wellington, returned 4.28%, ahead of its benchmark’s result and the average return of peer funds.

For more information about the advisors’ strategies and the funds’ positioning during the year, please see the Advisors’ Report that follows this letter.

Expect the unexpected and keep a steady hand on the tiller
Almost in the blink of an eye, seven months of year-to-date gains in the stock market were erased in late July and early August amid the final days of the U.S. debt-ceiling debate. As they often do, bonds moved in the opposite direction, somewhat less dramatically but still significantly: In the last five days of July, the broad U.S. bond market snapped back by almost one full percentage point.

Although volatility is a fact of life in investing, 2011 really stands out in terms of the utter unpredictability of events in the world at large and in the financial markets. Unforeseen developments such as political upheaval in the Middle East and North Africa, natural disaster in Japan, and a downgrade in the U.S. credit rating remind us that we always need to expect the unexpected.

It may go against the grain of human nature to stay the course during uncertain times, but history doesn’t lie. Regardless of what’s happening in the markets, sticking with a sound and diversified investment plan that is tailored to your personal goals, time frame, and risk tolerance has generally proven to be the best course of action.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 11, 2011

Your Fund’s Performance at a Glance
January 31, 2011 , Through July 31, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Short-Term Investment-Grade Fund
Investor Shares	$10.80	$10.79	$0.150	$0.039
Admiral Shares	10.80	10.79	0.156	0.039
Institutional Shares	10.80	10.79	0.158	0.039
Vanguard Intermediate-Term Investment-Grade
Fund
Investor Shares	$9.94	$10.12	$0.217	$0.085
Admiral Shares	9.94	10.12	0.223	0.085
Vanguard Long-Term Investment-Grade Fund
Investor Shares	$9.15	$9.76	$0.261	$0.000
Admiral Shares	9.15	9.76	0.266	0.000
Vanguard High-Yield Corporate Fund
Investor Shares	$5.78	$5.82	$0.205	$0.000
Admiral Shares	5.78	5.82	0.208	0.000

Advisors’ Report

For the Short- and Intermediate-Term Investment-Grade Funds
As interest rates hovered near generational lows, both the Short- and Intermediate-Term Investment-Grade Funds performed well in the six months ended July 31. Across the bond market, returns were mostly lower than year-ago levels. But the returns of the corporate and other bonds held in both funds generally outpaced those of the some of the safest securities with comparable maturities, such as U.S. Treasury bonds.

The Short-Term Investment-Grade Fund’s Investor Shares returned 1.68%, while the Admiral and Institutional Shares returned 1.73% and 1.75%, respectively. The Intermediate-Term Investment-Grade Fund returned 4.94% for Investor Shares and

5.00% for Admiral Shares. With both funds holding sizable liquidity positions, their results trailed those of their benchmark indexes. The short-term fund’s return also modestly lagged the average return of its peers, but the intermediate-term fund was well ahead.

The investment environment
Across financial markets, there was a significant shift in investors’ risk appetite during the period. Early on, the potential gains from stocks were favored over the still-very-low interest rates available on bonds. In Wall Street vernacular, the “risk trade” was on. On balance, U.S. economic news was positive and investors anticipated the stimulative effects of the Federal Reserve’s second round of quantitative easing (known as QE2), in which the Fed

Yields of U.S. Treasury Securities

	January 31,	July 31,
Maturity	2011	2011
2 years	0.57%	0.36%
3 years	0.96	0.55
5 years	1.96	1.37
10 years	3.38	2.80
30 years	4.57	4.13
Source: Vanguard.

bought large amounts of U.S. Treasury securities. Corporate balance sheets were in great shape, and companies were reporting growth in revenues and earnings.

However, the risk trade was turned off during the spring as fresh signs emerged that global economic growth might be stalling, in part because of supply chain disruptions originating in Japan and higher oil prices. Investors were also drawn to the safety of U.S. Treasury securities because of renewed fears of default by Greece and Portugal. By the end of July, gains for many stocks from earlier in the year had been nearly erased. And in early August, after the close of our reporting period and amid the down-to-the-wire wrangling about the U.S. debt ceiling, the broad U.S. stock market’s total return fell into negative territory for the year.

The U.S. bond market
July punctuated a volatile six months for bonds that ended on a positive note, in contrast to stocks. With robust demand driving prices up (and yields down), Treasuries and high-quality corporate bonds notched some of their best returns of the year in July, especially near the end of the month. Treasury yields, already near generational lows, fell even further across the yield curve. (Occasionally, the yields of some short-term Treasury bills turned negative, as investors favored safety over return.) As shown in the table on page 9, the yield of 30-year Treasury bonds dropped almost one-half percentage point from 4.57% on January 31, 2011, to 4.13% on July 31, 2011.

As bond market investors shifted from reaching for yield to seeking safety, the more defensive sectors, such as high-quality industrials, technology, and utilities, were among the best performers. This worked to the advantage of both the Short- and Intermediate-Term Investment-Grade portfolios.

Two significant announcements affecting bond markets were made after the close of our reporting period. On August 5, as noted in the Chairman’s Letter, Standard & Poor’s downgraded its credit rating of U.S. government bonds from AAA to AA+, prompting a major global sell-off in stocks. However, contrary to what may have been expected, demand for Treasuries grew even stronger amid the ensuing stock market rollercoaster as many investors realized that Treasuries were still fundamentally very safe. A few days after S&P’s action, the Federal Reserve announced that it intended to keep its target for short-term interest rates low, possibly for as long as two years.

Management of the funds
As we explained in our annual report letter to you, we raised the funds’ liquidity targets last year, to provide protection for shareholders in case cash outflows from the funds accelerated in the event that the prospect of inflation translated into rising interest rates and falling bond prices. Liquid securities trade frequently in large volumes and can be sold readily in the marketplace to raise cash when needed. In addition to cash equivalents, our most liquid holdings include U.S. Treasury and agency securities and government mortgage-backed bonds.

We continued to maintain high liquidity during the past six months, which held back our returns when the risk trade was still on. The funds’ performance was also restrained by maintaining a somewhat shorter duration than that of their benchmarks, as longer-duration bonds generally outperformed. (Duration is a measure of bond prices’ sensitivity to changes in interest rates.)

However, our results, especially in the short-term fund, again benefited from holding high-quality asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS)—which outperformed comparable-maturity Treasury bonds. Our continued focus on holding the higher-quality bonds in both of these sectors was rewarding, especially among CMBS, as investors paid more attention to credit structure and quality considerations.

During the period, we positioned the funds somewhat more conservatively by selling some of our holdings in the finance sector and buying high-quality securities in more defensive sectors such as industrials. These portfolio adjustments added to our returns.

As the fiscal problems of several Eurozone countries made the headlines during the period, the creditworthiness of their sovereign debt increasingly came under the microscope—as did the bonds of some corporate borrowers, especially banks, in those countries. Both of the investment-grade funds include diversified holdings of U.S. dollar-denominated international bonds that meet our credit standards and offer attractive returns. Only approximately

1% of each fund’s total assets were invested in U.S. dollar-denominated sovereign bonds, including those issued directly by European governments and by some government-owned corporations. As always, we will continue to closely monitor borrowing costs around the world, which signal which way the markets think economies are headed. For now, those signals indicate that Europe’s challenges are far from being resolved.

Looking ahead, we believe the funds are positioned appropriately for the relatively slow-growth economic environment that we anticipate. We are confident that our experienced team of credit analysts, traders, and portfolio managers will continue to skillfully guide the funds in the coming months and years.

Robert F. Auwaerter, Principal
Head of Fixed Income Group

Gregory S. Nassour, CFA, Principal
Co-Head of Investment-Grade
Portfolio Management

Kenneth E. Volpert, CFA, Principal
Head of Taxable Bond Group

Vanguard Fixed Income Group

August 18, 2011

For the Long-Term Investment-Grade Fund

The investment environment
For the six months ended July 31, 2011, Vanguard Long-Term Investment-Grade Fund returned 9.64% for Investor Shares and 9.70% for Admiral Shares, just below the return of its benchmark index. The fund’s results were several steps ahead of the average return of Corporate A-Rated Debt Funds, a peer group that includes some funds with shorter average durations.

The fund invests primarily in high-quality corporate bonds with 10 to 30 years until maturity. Its returns are affected by the direction of interest rates and by economic conditions that affect the creditworthiness of the issuers of corporate bonds.

We maintain our positive long-term outlook for the investment-grade corporate bond market, given strong corporate fundamentals and continued access to the capital markets. Throughout 2011, companies have been able to extend near-term debt maturities and improve liquidity with additional cash or bank lines of credit. While recent political uncertainty and weaker economic data suggest increasing challenges going forward, we expect most companies to be able to maintain their debt ratings. We anticipate that inflation will remain low and that the U.S. government will maintain an accommodative monetary policy—a view confirmed by the Fed’s recent announcement of its intention to keep short-term rates low for possibly as long as two more years.

As a result of hindrances to economic growth that developed during the spring, we have become more cautious. A stubbornly high unemployment rate, coupled with a weak housing market, dwindling consumer confidence, weaker manufacturing data, and an ongoing crisis in Europe, has left us more watchful regarding the prospect’s for a continued economic recovery in the United States.

The fund’s successes
Security selection was the primary driver of positive relative performance for the period, particularly among issuers in the taxable municipal, insurance, and banking sectors. Not holding U.S. dollar-denominated Italian government bonds contributed to outperformance as a resurgence of the European sovereign-debt crisis weighed on sovereign bonds in the region. The fund also did not hold any government bonds of Greece, Ireland, Portugal, or Spain during the six months.

The fund’s shortfalls
Sector allocation decisions were the primary detractors from the fund’s relative returns during the period, in particular an underweight position in taxable municipal bonds, including Build America Bonds, or BABs, as they are commonly known. This sector performed well amid exceptionally low issuance of taxable municipal bonds and strong demand from crossover buyers. While we believe this is an attractive area and are looking to increase our allocation to the sector, limited supply in the secondary market and virtually no new issuance has made it difficult to source many of the longer-maturity bonds in the index. Our overweight allocations to the banking and insurance sectors detracted from performance as an increase in risk aversion spurred by global events such as the Japan earthquake and the sovereign-debt crisis weighed on results in these higher-beta, or more risk-sensitive, sectors.

The fund’s positioning
The fund’s position in high-quality, long-term investment-grade bonds should contribute to income stability. The major risks to the fund are a rise in long-term interest rates or a widening in corporate bond risk premiums, or both.

Corporate bond yields remain attractive, given low money market rates and strong credit fundamentals. Strong balance sheets and a diversified customer base make investment-grade corporate bonds an attractive investment. Based on continued low default rates and favorable demand and supply factors, we anticipate stable to modestly tighter credit spreads through the remainder of the year.

While we remain optimistic about corporate credit over the longer term, we have become more cautious in the near term because of a deteriorating macroeconomic environment. As such, we are looking to tactically increase exposure to industrials in general and more defensive industries in particular. Specifically, we plan to increase our exposure over time to consumer noncyclicals, technology, transportation, utilities, and taxable municipals. We plan to retain our overweighted position in the communications sector as this sector is also fairly noncyclical in nature.

We remain overweighted in financials (banks in particular) as we believe valuations are attractive relative to other sectors. However, we will continue to reduce our overweighted position in this and other higher-beta sectors and issuers, consistent with the theme of reducing risk. As a group, bonds issued by financial companies tend to be more volatile than the overall fixed income market. We have also significantly reduced our exposure to European-domiciled financial and other issuers and will look for opportunities to continue doing so.

The fund will continue to purchase bonds of large, well-established companies with stable operating histories. We do not own foreign bonds denominated in non-U.S. currencies.

Lucius T. Hill, Senior Vice President and
Fixed Income Portfolio Manager

Wellington Management Company, llp

August 15, 2011

For the High-Yield Corporate Fund

The investment environment
For the six months ended July 31, 2011, Vanguard High-Yield Corporate Fund returned 4.28% for Investor Shares and 4.34% for Admiral Shares, ahead of the results of its benchmark index and the average return of peer funds.

Earlier in the period, lofty global growth expectations drove high-yield bonds to record-low yields (6.7% for the Barclays Capital U.S. Corporate High Yield Bond Index) and their prices to near-record highs ($105 per $100 of par value). (Throughout this letter, “yield” refers to “yield to worst.”) In May, however, sentiment began to change as renewed concerns about a global macroeconomic slowdown, the still-evolving sovereign-debt situation in Europe, and the still-tepid recovery in the U.S. economy caused yields to increase (and prices to fall). The market rose modestly during July before falling sharply in reaction to poor domestic economic data, the debt-ceiling crisis, and worries over a U.S. sovereign rating downgrade.

Returns varied by rating category. Ba-rated bonds returned 4.71%; B-rated bonds, 3.64%; and Caa-rated bonds, 3.14%. The returns of Ba-rated bonds reflect the benefit of greater sensitivity to underlying U.S. Treasury rates, which declined during the period. Overall, the spread of the high-yield market (540 basis points more than Treasuries) for the six months was up only slightly from December and was just wide of its 20-year average (510 basis points). The market yield of 7.2% was near record lows and well below its 20-year average of 10.2%.

Issuance of high-yield bonds was robust through July. At $147 billion, U.S. high-yield issuance for the first seven months of 2011 was pacing ahead of last year’s record-breaking calendar. Borrowers have refinanced so much of their near-term maturity burden that the remaining 2013 and 2014 “wall of debt” now appears quite manageable. Along with opportune balance-sheet repairs, high-yield companies have enjoyed organic credit improvement. Through July, upgrades for the year outnumbered downgrades by a 2.3x ratio; that ratio was 1.4x in calendar 2010. Companies are healthier than they were a year ago, but some negative trends have emerged.

For one, recently published U.S. economic data reveal that the domestic economy is indeed sputtering. Second-quarter GDP growth of 1.3% was far below consensus expectations, and economists have begun to revise 2011 and 2012 forecasts downward. Other recent data include lower-than-expected consumer spending trends and a sharp decline in Institute of Supply Management manufacturing data.

Meanwhile, the sovereign-debt situation in Europe continues to evolve. While European instability does not directly affect the day-to-day operations of U.S. high-yield issuers, a default by a peripheral country has the potential to spark a double-dip recession in Europe. Such an event could have a widespread negative impact on the prices of risk assets and could dim prospects for U.S. issuers already facing tempered growth expectations domestically.

In the high-yield market, new-issue quality has shifted downward. Ba-rated issuance year-to-date has fallen to just 23% of total high-yield issuance, compared with 32% in calendar-year 2010 and 43% in 2009. Bond agreements have weakened considerably; recent new issues are littered with creditor-unfriendly features that limit creditors’ rights today and plant loopholes for future exploitation. More new-issue proceeds are being used for equity shareholder-friendly purposes, including leveraged buyouts and mergers and acquisitions, which typically foreshadows a future default cycle.

The fund’s successes
The fund benefited most from an under-weighted allocation to and credit selection within the media sector. Underweighted allocations to the transportation and home construction sectors and positive credit selection in the utilities and retail sectors also benefited our relative performance.

The fund’s shortfalls
The fund’s holdings in cash and Treasuries hurt relative performance for the period. Results were also held back by an underweighted allocation to energy and by negative credit selection in the pharmaceuticals, technology, and wireline sectors.

The fund’s positioning
The fund remains consistent in its investment objective and strategy and maintains a meaningful exposure to relatively higher-quality names in the high-yield market. We believe that these issuers have more consistent businesses and greater predictability of cash flows than credits at the lower end of the spectrum, and we prefer higher-quality credits because of their lower default risk and their ability to provide stable income. We continue to diversify the fund’s holdings by issuer and industry and to de-emphasize non-cash-paying securities, preferred stocks, and equity-linked securities, such as convertibles, because of their potential for volatility.

Michael L. Hong, CFA, Vice President and
Fixed Income Portfolio Manager

Wellington Management Company, llp

August 10, 2011

Short-Term Investment-Grade Fund

Fund Profile
As of July 31, 2011

Share-Class Characteristics
	Investor	Admiral Institutional
	Shares	Shares	Shares
Ticker Symbol	VFSTX	VFSUX	VFSIX
Expense Ratio[1]	0.22%	0.11%	0.07%
30-Day SEC Yield	1.58%	1.69%	1.73%

Financial Attributes
		Barclays	Barclays
		1–5 Year	Aggregate
		Credit	Bond
	Fund	Index	Index
Number of Bonds	1,238	1,686	7,912
Yield to Maturity
(before expenses)	1.5%	1.8%	2.6%
Average Coupon	3.4%	4.3%	4.2%
Average Duration	2.2 years	2.8 years	5.2 years
Average Effective
Maturity	2.9 years	3.0 years	7.4 years
Short-Term
Reserves	0.8%	—	—

Sector Diversification (% of portfolio)
Asset-Backed	16.4%
Commercial Mortgage-Backed	3.2
Finance	31.0
Foreign	1.3
Government Mortgage-Backed	0.2
Industrial	28.9
Treasury/Agency	12.3
Utilities	5.2
Other	1.5

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	1–5 Year	Aggregate
	Credit	Bond
	Index	Index
R-Squared	0.84	0.27
Beta	0.81	0.51

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	11.8%
1 - 3 Years	57.6
3 - 5 Years	22.6
5 - 7 Years	5.9
7 - 10 Years	1.1
20 - 30 Years	0.1
Over 30 Years	0.9

Distribution by Credit Quality (% of portfolio)
U.S. Government	11.6%
Aaa	17.3
Aa	22.9
A	29.3
Baa	15.1
Ba	0.9
Caa	0.6
Not Rated	2.3

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 26, 2011, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2011, the annualized expense ratios were 0.21% for Investor Shares, 0.11% for Admiral Shares, and 0.07% for Institutional Shares.

Short-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2001, Through July 31, 2011

				Barclays
				1–5 Year
				Credit
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2002	6.36%	0.56%	6.92%	8.26%
2003	5.41	-0.37	5.04	8.74
2004	4.03	0.28	4.31	5.56
2005	3.38	-1.67	1.71	1.94
2006	3.66	-1.22	2.44	1.52
2007	4.58	0.38	4.96	4.74
2008	5.08	2.09	7.17	7.86
2009	4.48	-8.83	-4.35	-1.17
2010	4.37	9.07	13.44	12.92
2011	3.39	0.99	4.38	4.78
2012	1.41	0.27	1.68	2.81
Note: For 2012, performance data reflect the six months ended July 31, 2011.

Average Annual Total Returns: Periods Ended June 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/29/1982	3.71%	4.96%	4.31%	0.02%	4.33%
Admiral Shares	2/12/2001	3.82	5.07	4.41	0.02	4.43
Institutional Shares	9/30/1997	3.87	5.11	4.45	0.02	4.47

See Financial Highlights for dividend and capital gains information.

Short-Term Investment-Grade Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of July 31, 2011

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury
Note/Bond	1.000%	3/31/12	579,500	582,397	1.5%
United States Treasury
Note/Bond	1.375%	1/15/13	390,000	396,033	1.0%
United States Treasury
Note/Bond	0.750%	3/31/13	250,000	251,640	0.6%
1 United States Treasury
Note/Bond	1.375%	2/15/12	234,500	235,928	0.6%
United States Treasury
Note/Bond	0.625%	7/15/14	224,774	225,336	0.6%
United States Treasury
Note/Bond	1.375%	5/15/13	200,000	203,626	0.5%
United States Treasury
Note/Bond	1.375%	4/15/12	200,000	201,562	0.5%
United States Treasury
Note/Bond	1.375%	3/15/13	194,500	197,783	0.5%
United States Treasury
Note/Bond	1.375%	2/15/13	194,000	197,121	0.5%
United States Treasury
Note/Bond	0.625%	4/30/13	175,654	176,478	0.4%
United States Treasury
Note/Bond	1.125%	6/15/13	150,000	152,109	0.4%
United States Treasury
Note/Bond	1.500%	7/15/12	150,000	151,734	0.4%
United States Treasury
Note/Bond	0.625%	2/28/13	150,000	150,679	0.4%
United States Treasury
Note/Bond	0.625%	1/31/13	150,000	150,679	0.4%
United States Treasury
Note/Bond	0.500%	5/31/13	149,984	150,383	0.4%
United States Treasury
Note/Bond	0.375%	9/30/12	150,000	150,117	0.4%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
	United States Treasury
	Note/Bond	1.250%	2/15/14	124,760	127,314	0.3%
	United States Treasury
	Note/Bond	0.375%	6/30/13	114,826	114,862	0.3%
	United States Treasury
	Note/Bond	0.625%	12/31/12	106,000	106,464	0.3%
	United States Treasury
	Note/Bond	0.750%	6/15/14	105,226	105,933	0.2%
	United States Treasury
	Note/Bond	0.375%–4.125%	12/31/11–10/31/16	772,774	792,488	2.0%
					4,820,666	12.2%

Conventional Mortgage-Backed Securities †					23,009	0.1%

Nonconventional Mortgage-Backed Securities †					59,530	0.2%
Total U.S. Government and Agency Obligations (Cost $4,866,584)					4,903,205	12.5%
Asset-Backed/Commercial Mortgage-Backed Securities
[2,3,4] Arkle Master Issuer plc		1.510%	5/17/60	151,090	150,403	0.4%
3	Banc of America Funding Corp.	4.359%	9/20/46	45,260	33,448	0.1%
[2,3]	Banc of America
	Merrill Lynch Commercial
	Mortgage Inc.	5.334%–5.646%	9/10/45–4/10/49	35,988	37,854	0.1%
3	Banc of America
	Mortgage Securities Inc.	2.883%–3.814%	9/25/32–7/25/33	2,821	2,705	0.0%
[3,4]	Bank of America
	Auto Trust	3.030%–3.520%	6/15/16–10/15/16	102,999	105,876	0.3%
[2,3]	Capital One Multi-Asset
	Execution Trust	0.267%	12/16/19	261,055	256,703	0.7%
[2,3]	Capital One Multi-Asset
	Execution Trust	0.227%	7/15/20	166,795	163,022	0.4%
[2,3]	Capital One Multi-Asset
	Execution Trust	0.236%–2.437%	6/16/14–11/15/19	185,601	184,965	0.5%
[2,3]	Chase Issuance Trust	0.646%	4/15/19	28,600	27,910	0.1%
[2,3]	Citibank Credit Card
	Issuance Trust	0.289%–5.650%	7/15/14–5/20/20	402,495	420,118	1.1%
[3,4]	Citibank Omni Master Trust	4.900%	11/15/18	117,645	128,665	0.3%
[2,3,4] Citibank Omni Master Trust 2.936%–5.350%			8/15/18	117,455	127,662	0.3%
3	Citigroup Mortgage
	Loan Trust Inc.	5.630%	7/25/37	25,565	18,292	0.0%
4	Credit Suisse AG	2.600%	5/27/16	12,865	13,175	0.0%
3	Credit Suisse Mortgage
	Capital Certificates	5.589%–5.819%	6/15/38–9/15/40	86,044	89,617	0.2%
[2,3]	Discover Card Master Trust	0.767%	3/15/18	181,400	183,180	0.5%
3	Ford Credit Auto
	Owner Trust	2.930%–3.220%	8/15/14–3/15/16	24,865	25,784	0.1%
[2,3,4] Ford Credit Floorplan
	Master Owner Trust	1.887%	2/15/17	115,517	119,780	0.3%
[2,3,4] Ford Credit Floorplan
	Master Owner Trust	1.837%–4.990%	12/15/14–2/15/17	192,074	199,106	0.5%
[2,3,4] Fosse Master Issuer plc		1.750%	10/18/54	166,100	166,681	0.4%
4	FUEL Trust	3.984%	6/15/16	41,200	41,847	0.1%
3	GE Capital Commercial
	Mortgage Corp.	4.353%	6/10/48	6,512	6,528	0.0%
3	Merrill Lynch Mortgage
	Investors Inc.	1.902%–2.747%	2/25/33–7/25/33	5,367	5,160	0.0%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
3	Merrill Lynch Mortgage
	Trust	4.556%–5.722%	6/12/43–2/12/51	44,639	45,519	0.1%
3	Merrill Lynch/
	Countrywide Commercial
	Mortgage Trust	5.282%–5.693%	8/12/48–3/12/51	44,482	45,031	0.1%
[2,3,4] Nissan Master Owner
	Trust Receivables	1.337%	1/15/15	116,600	117,815	0.3%
[2,3,4] Nordstrom Private Label
	Credit Card Master
	Note Trust	0.246%	5/15/15	113,210	112,758	0.3%
[2,3,4] SLM Student Loan Trust		0.343%–4.370%	10/15/24–2/15/29	452,269	435,532	1.1%
4	Asset-Backed/Commercial
	Mortgage-Backed Securities—Other †				4,663,426	11.8%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $7,905,937)					7,928,562	20.1%
Corporate Bonds
Finance
	Banking
4	Abbey National Treasury
	Services plc	2.875%–3.875%	4/25/14–11/10/14	91,200	91,598	0.2%
[2,4]	Banco Santander Chile	1.501%–2.875%	4/20/12–11/13/12	120,175	120,431	0.3%
	Bank of America Corp.	3.625%–7.375%	1/15/13–7/12/16	101,938	109,079	0.3%
	Bank of Nova Scotia	2.250%	1/22/13	163,800	167,728	0.4%
4	Bank of Tokyo-Mitsubishi
	UFJ Ltd.	2.600%	1/22/13	111,655	113,829	0.3%
	Bank One Corp.	5.250%	1/30/13	28,615	30,245	0.1%
	Barclays Bank plc	2.500%	1/23/13	188,815	192,083	0.5%
	Bear Stearns Cos. LLC	5.700%	11/15/14	44,615	49,295	0.1%
	Capital One Bank USA NA	6.500%	6/13/13	4,675	5,078	0.0%
	Capital One Financial Corp.	2.125%–7.375%	2/21/12–7/15/16	95,032	101,519	0.3%
	Citigroup Inc.	6.500%	8/19/13	100,265	108,463	0.3%
	Citigroup Inc.	4.750%–6.375%	9/29/11–5/19/15	353,675	376,725	1.0%
	Countrywide Financial Corp.	5.800%	6/7/12	6,800	7,058	0.0%
	Credit Suisse New York	5.000%	5/15/13	200,023	212,882	0.6%
	Credit Suisse New York	5.500%	5/1/14	185,560	205,072	0.5%
	Credit Suisse New York	2.200%–3.500%	1/14/14–3/23/15	99,600	102,057	0.3%
	Credit Suisse USA Inc.	5.500%–6.125%	11/15/11–8/15/13	50,585	51,992	0.1%
	Deutsche Bank AG	2.375%	1/11/13	277,575	281,381	0.7%
	Deutsche Bank AG	3.450%–5.375%	10/12/12–3/30/15	194,456	204,694	0.5%
	Golden West Financial Corp.	4.750%	10/1/12	17,700	18,500	0.1%
4	HSBC Bank plc	1.625%–3.500%	8/12/13–6/28/15	87,750	88,787	0.2%
	JPMorgan Chase & Co.	4.750%	5/1/13	147,341	156,345	0.4%
[2,3]	JPMorgan Chase & Co.	1.477%–5.750%	10/1/12–1/15/16	389,859	406,437	1.0%
	Merrill Lynch & Co. Inc.	5.450%	2/5/13	111,915	117,684	0.3%
2	Merrill Lynch & Co. Inc.	0.482%–6.150%	6/5/12–1/15/15	118,670	125,090	0.3%
2	Morgan Stanley	1.233%–6.000%	4/29/13–11/2/15	380,446	396,278	1.0%
	North Fork
	Bancorporation Inc.	5.875%	8/15/12	8,070	8,432	0.0%
	Santander Holdings USA Inc.	4.625%	4/19/16	8,600	8,859	0.0%
4	Santander US Debt SA
	Unipersonal	2.991%	10/7/13	62,300	61,923	0.2%
	UBS AG	2.250%	8/12/13	129,775	131,245	0.3%
	Wachovia Bank NA	4.800%–5.000%	11/1/14–8/15/15	32,000	34,376	0.1%
	Wachovia Corp.	5.500%	5/1/13	177,727	191,106	0.5%
	Wells Fargo & Co.	3.625%–4.625%	1/31/13–6/15/16	200,950	211,831	0.5%
3	Wells Fargo Capital XIII	7.700%	12/29/49	104,495	107,630	0.3%

Short-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
3 Wells Fargo Capital XV	9.750%	9/29/49	40,376	43,000	0.1%
4 Banking—Other †				3,586,498	9.1%
4 Brokerage †				235,910	0.6%
Finance Companies
General Electric
Capital Corp.	5.250%	10/19/12	117,555	123,892	0.3%
3 General Electric
Capital Corp.	1.875%–6.375%	6/15/12–11/15/67	362,955	381,927	1.0%
3 HSBC Finance
Capital Trust IX	5.911%	11/30/35	13,200	12,276	0.0%
2 HSBC Finance Corp.	0.597%–7.000%	10/15/11–6/1/16	414,528	432,796	1.1%
SLM Corp.	6.250%	1/25/16	35,041	36,723	0.1%
4 Finance Companies—Other †				22,915	0.1%
Insurance
Berkshire Hathaway
Finance Corp.	1.500%–5.100%	4/15/12–12/15/15	175,935	185,343	0.5%
Berkshire Hathaway Inc.	2.125%	2/11/13	132,900	136,051	0.3%
Berkshire Hathaway Inc.	3.200%	2/11/15	8,860	9,385	0.0%
4 Insurance—Other †				1,702,408	4.3%
Real Estate Investment Trusts
Arden Realty LP	5.200%	9/1/11	7,700	7,728	0.0%
4 Real Estate Investment Trusts—Other †				445,747	1.1%
				11,958,331	30.3%
Industrial
Basic Industry
Rio Tinto Finance USA Ltd.	8.950%	5/1/14	150,156	181,069	0.5%
4 Basic Industry—Other †				634,495	1.6%
Capital Goods
General Electric Co.	5.000%	2/1/13	227,615	241,056	0.6%
General Electric Co.	5.250%	12/6/17	26,250	29,461	0.1%
4 Capital Goods—Other †				1,294,464	3.3%
Communication
AT&T Corp.	7.300%	11/15/11	55,836	56,962	0.2%
AT&T Inc.	2.500%–6.700%	2/1/12–8/15/15	265,512	290,359	0.7%
AT&T Mobility LLC	6.500%	12/15/11	25,955	26,434	0.1%
BellSouth Corp.	5.200%	9/15/14	32,150	35,707	0.1%
Cellco Partnership/Verizon
Wireless Capital LLC	5.550%	2/1/14	175,380	193,709	0.5%
Cellco Partnership/Verizon
Wireless Capital LLC	7.375%	11/15/13	98,935	112,511	0.3%
New Cingular Wireless
Services Inc.	8.125%	5/1/12	83,025	87,471	0.2%
Verizon Communications Inc. 1.950%–5.550%		2/15/13–2/15/16	262,303	279,669	0.7%
Verizon Global Funding Corp.	7.375%	9/1/12	50,264	53,895	0.1%
4 Communication—Other †				1,237,486	3.1%
Consumer Cyclical
Ford Motor Credit Co. LLC	5.000%–7.000%	4/15/15–5/15/18	39,650	41,633	0.1%
4 Consumer Cyclical—Other †				1,342,008	3.4%
Consumer Noncyclical
Novartis Capital Corp.	1.900%	4/24/13	131,480	134,617	0.3%
4 Consumer Noncyclical—Other †				2,130,035	5.4%
Energy
Shell International Finance BV	4.000%	3/21/14	138,195	149,169	0.4%
4 Energy—Other †				1,028,378	2.6%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
	Technology
	International Business
	Machines Corp.	1.000%	8/5/13	130,335	131,402	0.3%
4	Technology—Other †				1,094,099	2.8%
	Transportation
	Burlington Northern Santa Fe LLC	5.900%	7/1/12	4,800	5,033	0.0%
4	Transportation—Other †				433,996	1.1%
					11,245,118	28.5%
Utilities
	Electric
	MidAmerican Energy Co.	4.650%–5.650%	7/15/12–10/1/14	43,905	46,272	0.1%
	Midamerican Energy
	Holdings Co.	3.150%–5.000%	7/15/12–2/15/14	39,805	40,909	0.1%
4	Electric—Other †				1,470,179	3.8%
4	Natural Gas †				410,248	1.0%
					1,967,608	5.0%
Total Corporate Bonds (Cost $24,561,181)					25,171,057	63.8%
[4]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $495,568) †					516,039	1.3%
Taxable Municipal Bonds (Cost $148,030) †					150,820	0.4%
Tax-Exempt Municipal Bonds (Cost $25,455) †					25,455	0.1%
Convertible Preferred Stock (Cost $29,160) †					18	0.0%

				Shares
Preferred Stocks
	General Electric Capital Corp. Pfd.	6.450%		180,000	4,539	0.0%
	Preferred Stocks—Other †				52,456	0.1%
Total Preferred Stocks (Cost $78,104)					56,995	0.1%
Temporary Cash Investment
Money Market Fund
5	Vanguard Market Liquidity Fund
	(Cost $644,217)	0.114%		644,217,341	644,217	1.6%
Total Investments (Cost $38,754,236)					39,396,368	99.9%
Other Assets and Liabilities
Other Assets					653,240	1.7%
Liabilities					(612,806)	(1.6%)
					40,434	0.1%
Net Assets					39,436,802	100.0%

Short-Term Investment-Grade Fund

At July 31, 2011, net assets consisted of:

Amount
($000)
Paid-in Capital	38,753,626
Undistributed Net Investment Income	—
Overdistributed Net Realized Gains	(26,742)
Unrealized Appreciation (Depreciation)
Investment Securities	642,132
Futures Contracts	(62,130)
Swap Contracts	129,916
Net Assets	39,436,802

Investor Shares—Net Assets
Applicable to 1,473,802,930 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	15,896,413
Net Asset Value Per Share—Investor Shares	$10.79

Admiral Shares—Net Assets
Applicable to 2,054,297,739 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	22,157,693
Net Asset Value Per Share—Admiral Shares	$10.79

Institutional Shares—Net Assets
Applicable to 128,199,989 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,382,696
Net Asset Value Per Share—Institutional Shares	$10.79

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 Securities with a value of $59,872,000 have been segregated as initial margin for open futures contracts.
2 Adjustable-rate security.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2011, the aggregate value of these securities was $6,843,651,000, representing 17.4% of net assets.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Statement of Operations

Six Months Ended
July 31, 2011
($000)
Investment Income
Income
Dividends	1,935
Interest[1]	538,779
Total Income	540,714
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,804
Management and Administrative—Investor Shares	12,772
Management and Administrative—Admiral Shares	6,789
Management and Administrative—Institutional Shares	160
Marketing and Distribution—Investor Shares	2,374
Marketing and Distribution—Admiral Shares	3,301
Marketing and Distribution—Institutional Shares	210
Custodian Fees	245
Shareholders’ Reports—Investor Shares	170
Shareholders’ Reports—Admiral Shares	50
Shareholders’ Reports—Institutional Shares	1
Trustees’ Fees and Expenses	19
Total Expenses	28,895
Net Investment Income	511,819
Realized Net Gain (Loss)
Investment Securities Sold	123,604
Futures Contracts	(110,523)
Swap Contracts	64,310
Realized Net Gain (Loss)	77,391
Change in Unrealized Appreciation (Depreciation)
Investment Securities	87,611
Futures Contracts	(80,798)
Swap Contracts	66,761
Change in Unrealized Appreciation (Depreciation)	73,574
Net Increase (Decrease) in Net Assets Resulting from Operations	662,784
1 Interest income from an affiliated company of the fund was $1,360,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2011	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	511,819	1,150,511
Realized Net Gain (Loss)	77,391	317,613
Change in Unrealized Appreciation (Depreciation)	73,574	127,015
Net Increase (Decrease) in Net Assets Resulting from Operations	662,784	1,595,139
Distributions
Net Investment Income
Investor Shares	(217,825)	(526,850)
Admiral Shares	(314,952)	(664,355)
Institutional Shares	(20,411)	(50,255)
Realized Capital Gain[1]
Investor Shares	(55,810)	(8,436)
Admiral Shares	(78,370)	(11,890)
Institutional Shares	(5,290)	(713)
Total Distributions	(692,658)	(1,262,499)
Capital Share Transactions
Investor Shares	659,633	(27,237)
Admiral Shares	838,545	4,205,750
Institutional Shares	(3,268)	(467,632)
Net Increase (Decrease) from Capital Share Transactions	1,494,910	3,710,881
Total Increase (Decrease)	1,465,036	4,043,521
Net Assets
Beginning of Period	37,971,766	33,928,245
End of Period	39,436,802	37,971,766

1 Includes fiscal 2012 short-term gain distributions totaling $35,762,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2011	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.80	$10.70	$9.81	$10.76	$10.54	$10.50
Investment Operations
Net Investment Income	.139	.330	.387	.477	.520	.479
Net Realized and Unrealized Gain (Loss)
on Investments	.040	.132	.907	(.936)	.216	.031
Total from Investment Operations	.179	.462	1.294	(.459)	.736	.510
Distributions
Dividends from Net Investment Income	(.150)	(.356)	(.404)	(.491)	(.516)	(.470)
Distributions from Realized Capital Gains	(.039)	(.006)	—	—	—	—
Total Distributions	(.189)	(.362)	(.404)	(.491)	(.516)	(.470)
Net Asset Value, End of Period	$10.79	$10.80	$10.70	$9.81	$10.76	$10.54

Total Return[1]	1.68%	4.38%	13.44%	-4.35%	7.17%	4.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,896	$15,249	$15,115	$9,557	$11,201	$10,364
Ratio of Total Expenses to
Average Net Assets	0.21%	0.22%	0.24%	0.21%	0.21%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.60%	3.05%	3.66%	4.65%	4.91%	4.55%
Portfolio Turnover Rate	60%	48%	59%[2]	49%	48%	43%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2011	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.80	$10.70	$9.81	$10.76	$10.54	$10.50
Investment Operations
Net Investment Income	.145	.342	.400	.487	.532	.490
Net Realized and Unrealized Gain (Loss)
on Investments	.040	.132	.907	(.936)	.216	.031
Total from Investment Operations	.185	.474	1.307	(.449)	.748	.521
Distributions
Dividends from Net Investment Income	(.156)	(.368)	(.417)	(.501)	(.528)	(.481)
Distributions from Realized Capital Gains	(.039)	(.006)	—	—	—	—
Total Distributions	(.195)	(.374)	(.417)	(.501)	(.528)	(.481)
Net Asset Value, End of Period	$10.79	$10.80	$10.70	$9.81	$10.76	$10.54

Total Return	1.73%	4.49%	13.58%	-4.26%	7.29%	5.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$22,158	$21,337	$16,973	$8,225	$8,403	$6,993
Ratio of Total Expenses to
Average Net Assets	0.11%	0.11%	0.12%	0.11%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.70%	3.16%	3.78%	4.75%	5.02%	4.66%
Portfolio Turnover Rate	60%	48%	59%[1]	49%	48%	43%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2011	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.80	$10.70	$9.81	$10.76	$10.54	$10.50
Investment Operations
Net Investment Income	.147	.346	.404	.491	.535	.493
Net Realized and Unrealized Gain (Loss)
on Investments	.040	.132	.907	(.936)	.216	.031
Total from Investment Operations	.187	.478	1.311	(.445)	.751	.524
Distributions
Dividends from Net Investment Income	(.158)	(.372)	(.421)	(.505)	(.531)	(.484)
Distributions from Realized Capital Gains	(.039)	(.006)	—	—	—	—
Total Distributions	(.197)	(.378)	(.421)	(.505)	(.531)	(.484)
Net Asset Value, End of Period	$10.79	$10.80	$10.70	$9.81	$10.76	$10.54

Total Return	1.75%	4.53%	13.62%	-4.22%	7.32%	5.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,383	$1,387	$1,840	$1,002	$451	$400
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.09%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	2.74%	3.20%	3.81%	4.79%	5.05%	4.69%
Portfolio Turnover Rate	60%	48%	59%[1]	49%	48%	43%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Short-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund has sold credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

Short-Term Investment-Grade Fund

The fund has also entered into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The fund is subject to credit risk through its investment in swap transactions to earn the total return on the Commercial Mortgage-Backed Securities (CMBS) Index. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on the CMBS index, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities. There were no open total return swaps at July 31, 2011.

The notional amounts of swap contracts are not recorded in the Statement of Net Asset. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the fund. The fund’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2008–2011), and for the period ended July 31, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Short-Term Investment-Grade Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2011, the fund had contributed capital of $6,181,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 2.47% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of July 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	4,903,205	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	7,928,562	—
Corporate Bonds	—	25,170,487	570
Sovereign Bonds	—	516,039	—
Taxable Municipal Bonds	—	150,820	—
Tax-Exempt Municipal Bonds	—	25,455	—
Convertible Preferred Stocks	18	—	—
Preferred Stocks	56,995	—	—
Temporary Cash Investments	644,217	—	—
Futures Contracts—Assets[1]	5,765	—	—
Futures Contracts—Liabilities[1]	(23,500)	—	—
Swap Contracts—Assets	—	136,445	—
Swap Contracts—Liabilities	—	(6,529)	—
Total	683,495	38,824,484	570
1 Represents variation margin on the last day of the reporting period.

There were no changes in investments valued based on Level 3 inputs during the six months ended July 31, 2011.

Short-Term Investment-Grade Fund

D. At July 31, 2011, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	141,008	1,202	142,210
Liabilities	(23,508)	(6,521)	(30,029)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended July 31, 2011, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(110,523)	—	(110,523)
Swap Contracts	20,931	43,379	64,310
Realized Net Gain (Loss) on Derivatives	(89,592)	43,379	(46,213)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(80,798)	—	(80,798)
Swap Contracts	66,422	339	66,761
Change in Unrealized Appreciation (Depreciation) on Derivatives	(14,376)	339	(14,037)

At July 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	September 2011	22,816	5,017,738	17,012
5-Year U.S. Treasury Note	September 2011	(20,281)	(2,463,032)	(57,419)
10-Year U.S. Treasury Note	September 2011	(6,670)	(838,336)	(22,051)
Ultra Long U.S. Treasury Bond	September 2011	159	20,978	738
30-Year U.S. Treasury Bond	September 2011	(102)	(13,069)	(410)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Short-Term Investment-Grade Fund

At July 31, 2011, the fund had the following open swap contracts:

Credit Default Swaps
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Banco Bilbao Vizcaya
Argentaria SA/Aa2	9/20/15	BARC	27,300	920	1.000	(680)
Bank of America
Corporation/A2	3/20/15	DBAG	10,660	177	1.000	35
Bank of America
Corporation/A2	9/20/15	RBS	7,700	204	1.000	59
Bank of America
Corporation/A2	12/20/15	DBAG	17,110	747	1.000	371
Burlington Northern/A3	6/20/12	DBAG	18,400	—	0.400	60
Johnson & Johnson/Aaa	9/20/12	UBSAG	7,340	—	0.080	1
Johnson & Johnson/Aaa	9/20/12	GSCM	18,345	—	0.070	—
RR Donnelley & Sons/Ba1	6/20/16	GSCM	9,750	765	1.000	(86)
Credit Protection Purchased
AT&T	6/20/13	GSCM	12,700	—	(1.040)	(190)
Bank of America
Corporation	9/20/11	JPMC	8,000	(2)	(1.000)	(5)
Bank of America
Corporation	12/20/13	DBAG	25,910	(446)	(1.000)	(350)
Bank of America
Corporation	12/20/14	DBAG	13,300	(112)	(1.000)	77
Bank of America
Corporation	12/20/14	BARC	13,300	(104)	(1.000)	85
Bank of America
Corporation	12/20/14	BARC	9,700	(64)	(1.000)	74
Barclays Bank	9/20/11	BOANA	2,000	—	(1.000)	(1)
Barclays Bank	9/20/12	RBS	10,000	46	(1.000)	16
Brazil	12/20/15	BOANA	3,500	(38)	(1.000)	(26)
Citigroup Inc.	6/20/14	BOANA	34,200	(867)	(5.000)	(4,709)
DanskeBank	12/20/15	BARC	6,000	(32)	(1.000)	112
Goldman Sachs & Co.	9/20/11	DBAG	20,000	(18)	(1.000)	(29)
Goldman Sachs & Co.	9/20/11	JPMC	10,000	(4)	(1.000)	(10)
Goldman Sachs & Co.	9/20/12	RBS	10,000	63	(1.000)	18
Intesa SanPaolo Spa	6/20/15	BOANA	8,900	(178)	(1.000)	269
J.P. Morgan Securities	9/20/11	GSCM	10,000	6	(1.000)	(4)
Mexico
(United Mexican States)	12/20/15	BOANA	3,500	(46)	(1.000)	(40)

Short-Term Investment-Grade Fund

Credit Default Swaps (continued)
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Morgan Stanley	9/20/15	BARC	11,000	(489)	(1.000)	(230)
Wells Fargo	9/20/11	BOANA	14,000	6	(1.000)	(7)
Wells Fargo	12/20/11	DBAG	10,000	17	(1.000)	(8)
Wells Fargo	3/20/12	GSCM	18,000	98	(1.000)	25
Wells Fargo	3/20/15	GSCM	10,660	(64)	(1.000)	(146)
						(5,319)

1 BARC—Barclays Bank plc.
BOANA—Bank of America N.A.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
JPMC—JP Morgan Chase Bank N.A.
RBS—Royal Bank of Scotland plc.
UBSAG—UBS AG.

Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
8/15/11	GSCM	3,400	1.091	(0.187)[2]	1
8/15/11	BOANA	13,850	0.833	(0.187)[2]	3
8/15/11	WFC	7,100	0.740	(0.187)[2]	1
9/15/11	BOANA	26,100	0.840	(0.187)[2]	20
10/6/11	BARC	10,720	1.723	(0.185)[2]	29
10/21/11	WFC	31,800	1.343	(0.252)[3]	76
12/6/11	WFC	29,283	2.018	(0.252)[3]	171
1/15/12	WFC	10,200	1.383	(0.187)[2]	49
1/15/12	WFC	11,520	1.226	(0.187)[2]	47
1/15/12	WFC	4,180	1.148	(0.187)[2]	16
1/15/12	WFC	700	1.075	(0.187)[2]	2
1/15/12	WFC	380	1.050	(0.187)[2]	1
1/15/12	WFC	10,400	1.058	(0.187)[2]	35
2/6/12	WFC	61,196	1.485	(0.185)[2]	362
3/6/12	GSCM	55,124	1.501	(0.185)[2]	379
4/15/12	GSCM	8,940	1.543	(0.187)[2]	74
4/15/12	WFC	11,270	1.543	(0.187)[2]	93
4/20/12	JPMC	45,000	1.175	(0.251)[3]	246
5/15/12	BOANA	2,075	1.349	(0.187)[2]	16

Short-Term Investment-Grade Fund

Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
7/15/12	BARC	36,250	1.683	(0.187)[2]	445
7/15/12	WFC	3,425	1.450	(0.187)[2]	34
7/15/12	WFC	3,650	1.590	(0.187)[2]	42
7/15/12	WFC	8,970	1.450	(0.187)[2]	90
7/15/12	JPMC	26,620	1.370	(0.187)[2]	248
9/6/12	GSCM	11,516	2.073	(0.185)[2]	210
9/6/12	BOANA	66,506	2.065	(0.185)[2]	1,206
9/6/12	WFC	19,700	0.553	(0.185)[2]	32
10/15/12	BOANA	23,900	1.746	(0.187)[2]	382
11/9/12	WFC	25,750	1.855	(0.268)[3]	446
11/15/12	WFC	9,200	0.933	(0.187)[2]	60
11/15/12	WFC	9,510	1.811	(0.187)[2]	169
12/6/12	BARC	48,050	2.325	(0.252)[3]	1,177
12/6/12	BARC	7,800	1.930	(0.252)[3]	150
12/15/12	WFC	42,980	1.822	(0.187)[2]	815
12/15/12	WFC	17,280	1.763	(0.187)[2]	314
12/15/12	WFC	88,458	1.715	(0.187)[2]	1,549
1/15/13	WFC	3,120	1.004	(0.187)[2]	25
1/15/13	WFC	116,600	1.724	(0.187)[2]	2,167
1/15/13	WFC	96,840	1.770	(0.249)[3]	1,768
1/15/13	JPMC	10,000	1.634	(0.249)[3]	163
1/25/13	WFC	8,525	0.816	(0.253)[3]	38
2/15/13	WFC	750	0.801	(0.187)[2]	4
2/15/13	WFC	27,500	1.705	(0.187)[2]	528
2/15/13	WFC	1,730	1.890	(0.187)[2]	38
2/15/13	WFC	24,210	1.725	(0.187)[2]	472
2/15/13	WFC	3,450	0.910	(0.187)[2]	30
2/20/13	WFC	14,525	0.799	(0.186)[2]	78
2/20/13	WFC	18,200	1.926	(0.186)[2]	414
3/15/13	WFC	31,000	1.708	(0.247)[3]	588
4/5/13	GSCM	50,535	1.767	(0.185)[2]	1,096
4/29/13	BOANA	71,300	0.800	(0.253)[3]	356
6/2/13	BOANA	11,611	0.755	(0.253)[3]	40
7/15/13	WFC	9,800	1.187	(0.187)[2]	129
7/15/13	BARC	10,000	2.528	(0.187)[2]	392
7/15/13	BOANA	54,488	2.188	(0.187)[2]	1,777
9/15/13	GSCM	26,945	1.254	(0.187)[2]	403

Short-Term Investment-Grade Fund

Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
9/15/13	WFC	6,466	0.698	(0.187)[2]	21
10/15/13	WFC	10,340	1.023	(0.187)[2]	104
12/1/13	GSCM	25,915	2.584	(0.254)[3]	1,149
12/1/13	WFC	108,737	2.582	(0.254)[3]	4,815
12/1/13	GSCM	128,237	2.584	(0.254)[3]	5,683
12/14/13	UBSAG	13,880	0.739	(0.187)[2]	37
1/15/14	WFC	14,650	0.870	(0.249)[3]	62
1/15/14	WFC	95,650	1.331	(0.249)[3]	1,476
2/14/14	WFC	52,200	1.022	(0.187)[2]	488
2/15/14	WFC	93,500	1.400	(0.187)[2]	1,751
3/6/14	GSCM	128,659	2.448	(0.185)[2]	5,900
3/15/14	WFC	14,000	2.662	(0.187)[2]	722
3/15/14	WFC	7,500	2.206	(0.187)[2]	298
4/15/14	WFC	18,280	0.680	(0.249)[3]	21
5/15/14	GSCM	6,100	1.528	(0.187)[2]	135
5/16/14	WFC	20,640	1.083	(0.261)[3]	166
6/15/14	WFC	10,400	2.338	(0.187)[2]	468
6/15/14	WFC	105	2.577	(0.187)[2]	5
7/15/14	WFC	13,720	2.305	(0.187)[2]	611
8/15/14	WFC	52,140	2.681	(0.187)[2]	2,928
8/15/14	JPMC	33,870	1.501	(0.187)[2]	703
8/15/14	GSCM	6,010	1.350	(0.187)[2]	98
10/14/14	WFC	92,000	1.861	(0.249)[3]	2,698
10/15/14	WFC	15,475	1.130	(0.187)[2]	127
2/15/15	BOANA	6,620	1.799	(0.187)[2]	183
2/15/15	WFC	10,530	1.634	(0.187)[2]	231
2/15/15	UBSAG	27,100	1.830	(0.187)[2]	780
2/15/15	GSCM	13,800	1.755	(0.187)[2]	361
2/15/15	WFC	44,467	1.599	(0.187)[2]	922
2/15/15	WFC	5,500	1.390	(0.187)[2]	62
2/15/15	WFC	7,500	1.200	(0.174)[2]	138
2/17/15	GSCM	151,090	2.555	(0.261)[3]	7,851
3/24/15	GSCM	4,380	2.910	(0.187)[2]	294
4/15/15	WFC	24,143	0.973	(0.187)[2]	191
8/15/15	GSCM	133,092	1.588	(0.187)[2]	2,093
9/15/15	UBSAG	181,400	1.630	(0.187)[2]	2,981
10/15/15	JPMC	4,000	2.211	(0.187)[2]	157

Short-Term Investment-Grade Fund

Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
10/15/15	UBSAG	1,500	2.163	(0.187)[2]	56
10/21/15	WFC	97,950	1.485	(0.252)[3]	661
5/19/16	WFC	67,100	1.454	(0.319)[3]	1,099
6/1/16	WFC	14,500	2.910	(0.254)[3]	915
7/18/16	GSCM	166,100	1.876	(0.250)[3]	3,094
8/15/16	BARC	14,780	1.919	(0.187)[2]	231
8/15/16	GSCM	10,000	1.903	(0.187)[2]	148
8/15/16	GSCM	6,760	1.844	(0.187)[2]	81
8/15/16	BOANA	5,320	3.226	(0.187)[2]	423
10/25/16	WFC	61,500	1.714	(0.253)[3]	(8)
12/15/16	JPMC	9,620	2.507	(0.249)[3]	369
12/15/16	GSCM	380	2.392	(0.249)[3]	12
12/15/16	WFC	16,300	3.370	(0.247)[3]	1,354
12/15/16	WFC	13,800	3.330	(0.247)[3]	1,117
12/15/16	GSCM	25,000	3.331	(0.249)[3]	2,027
12/15/16	JPMC	18,575	3.258	(0.249)[3]	1,435
12/15/16	WFC	11,050	3.260	(0.249)[3]	855
1/15/17	GSCM	5,520	2.008	(0.187)[2]	73
1/15/17	BOANA	19,600	1.954	(0.187)[2]	203
1/15/17	BARC	2,570	2.971	(0.187)[2]	164
2/15/17	WFC	2,920	2.407	(0.187)[2]	97
2/15/17	WFC	28,600	2.407	(0.187)[2]	952
2/15/17	BARC	3,530	2.287	(0.187)[2]	95
2/15/17	BOANA	121,225	1.875	(0.187)[2]	589
2/15/17	WFC	85,000	3.373	(0.187)[2]	7,208
2/15/17	GSCM	45,000	3.433	(0.187)[2]	3,959
2/15/17	BARC	3,380	3.180	(0.187)[2]	252
6/15/17	GSCM	9,860	3.492	(0.187)[2]	885
6/15/17	BARC	4,960	3.473	(0.187)[2]	440
6/15/17	GSCM	21,550	3.403	(0.187)[2]	1,826
6/15/17	BOANA	25,000	3.313	(0.187)[2]	1,992
9/15/17	GSCM	46,475	2.533	(0.187)[2]	1,492
9/15/17	WFC	6,670	2.345	(0.187)[2]	141
9/15/17	GSCM	58,750	3.520	(0.187)[2]	5,280
9/15/17	BARC	54,900	3.363	(0.187)[2]	4,429
1/25/18	GSCM	72,687	2.543	(0.253)[3]	2,939
1/25/19	GSCM	52,100	2.782	(0.253)[3]	2,646

Short-Term Investment-Grade Fund

Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
4/25/19	WFC	51,900	2.053	(0.252)[3]	877
4/25/19	WFC	37,100	2.756	(0.253)[3]	1,657
4/25/20	JPMC	88,000	3.024	(0.253)[3]	2,309
4/25/20	GSCM	37,800	2.794	(0.253)[3]	1,598
4/25/20	GSCM	65,750	2.833	(0.253)[3]	2,495
6/25/21	GSCM	15,150	3.143	(0.247)[3]	710
10/25/21	WFC	36,300	3.328	(0.253)[3]	1,813
11/25/22	WFC	57,017	2.477	(0.257)[3]	1,324
11/25/22	BARC	70,400	2.758	(0.257)[3]	2,017
1/25/23	WFC	24,500	3.144	(0.253)[3]	888
7/25/23	BARC	66,950	3.483	(0.253)[3]	3,810
					135,235

1 BARC—Barclays Bank plc.
BOANA—Bank of America, N.A.
GSCM—Goldman Sachs Bank USA.
JPMC—JP Morgan Chase Bank.
UBSAG—UBS AG.
WFC—Wells Fargo Bank N.A.
2 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

At July 31, 2011, counterparties had deposited in segregated accounts securities with a value sufficient to cover substantially all amounts due to the fund in connection with open swap contracts.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $41,369,000 on swap contracts have been reclassified from overdistributed net realized gains to undistributed net investment income.

The fund had realized losses totaling $40,315,000 through January 31, 2011, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At July 31, 2011, the cost of investment securities for tax purposes was $38,794,551,000. Net unrealized appreciation of investment securities for tax purposes was $601,817,000, consisting of unrealized gains of $931,813,000 on securities that had risen in value since their purchase and $329,996,000 in unrealized losses on securities that had fallen in value since their purchase.

Short-Term Investment-Grade Fund

F. During the six months ended July 31, 2011, the fund purchased $7,749,107,000 of investment securities and sold $9,270,312,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $4,063,434,000 and $1,161,862,000, respectively.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2011	January 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,804,284	260,338	7,090,514	658,846
Issued in Lieu of Cash Distributions	249,896	23,210	475,560	44,108
Redeemed	(2,394,547)	(222,297)	(7,593,311)	(703,598)
Net Increase (Decrease)—Investor Shares	659,633	61,251	(27,237)	(644)
Admiral Shares
Issued	4,434,456	411,653	11,900,081	1,103,931
Issued in Lieu of Cash Distributions	316,386	29,385	527,835	48,945
Redeemed	(3,912,297)	(363,251)	(8,222,166)	(763,299)
Net Increase (Decrease)—Admiral Shares	838,545	77,787	4,205,750	389,577
Institutional Shares
Issued	511,239	47,438	406,844	37,828
Issued in Lieu of Cash Distributions	19,820	1,841	43,749	4,062
Redeemed	(534,327)	(49,532)	(918,225)	(85,473)
Net Increase (Decrease)—Institutional Shares	(3,268)	(253)	(467,632)	(43,583)

H. In preparing the financial statements as of July 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Fund Profile
As of July 31, 2011

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFICX	VFIDX
Expense Ratio[1]	0.22%	0.10%
30-Day SEC Yield	3.26%	3.38%

Financial Attributes
		Barclays	Barclays
		5–10 Year	Aggregate
		Credit	Bond
	Fund	Index	Index
Number of Bonds	1,208	1,458	7,912
Yield to Maturity
(before expenses)	3.2%	3.8%	2.6%
Average Coupon	4.8%	5.7%	4.2%
Average Duration	5.3 years	6.2 years	5.2 years
Average Effective
Maturity	6.6 years	7.5 years	7.4 years
Short-Term
Reserves	2.1%	—	—

Sector Diversification (% of portfolio)
Asset-Backed	7.5%
Commercial Mortgage-Backed	5.8
Finance	34.0
Foreign	1.7
Industrial	37.7
Treasury/Agency	6.3
Utilities	6.5
Other	0.5

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	5–10 Year	Aggregate
	Credit	Bond
	Index	Index
R-Squared	0.96	0.68
Beta	0.84	1.52

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	3.7%
1 - 3 Years	9.1
3 - 5 Years	20.1
5 - 7 Years	27.4
7 - 10 Years	38.4
10 - 20 Years	0.1
20 - 30 Years	0.1
Over 30 Years	1.1

Distribution by Credit Quality (% of portfolio)
U.S. Government	6.6%
Aaa	10.4
Aa	20.5
A	40.8
Baa	18.9
Ba	0.8
Not Rated	2.0

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 26, 2011, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2011, the annualized expense ratios were 0.21% for Investor Shares and 0.10% for Admiral Shares.

Intermediate-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2001, Through July 31, 2011

				Barclays
				5–10 Year
				Credit
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2002	6.75%	1.48%	8.23%	8.07%
2003	6.23	3.07	9.30	10.99
2004	5.30	2.08	7.38	9.71
2005	4.78	-0.54	4.24	5.40
2006	4.66	-3.30	1.36	0.63
2007	5.17	-0.72	4.45	4.43
2008	5.41	2.80	8.21	6.87
2009	4.98	-12.54	-7.56	-5.91
2010	6.06	14.05	20.11	20.79
2011	4.98	3.66	8.64	9.09
2012	2.25	2.69	4.94	6.16
Note: For 2012, performance data reflect the six months ended July 31, 2011.

Average Annual Total Returns: Periods Ended June 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	11/1/1993	6.57%	7.19%	5.33%	0.93%	6.26%
Admiral Shares	2/12/2001	6.70	7.31	5.43	0.93	6.36

See Financial Highlights for dividend and capital gains information.

Intermediate-Term Investment-Grade Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of July 31, 2011

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States
Treasury Note/Bond	2.000%	4/30/16	109,335	113,162	0.8%
United States
Treasury Note/Bond	1.875%	4/30/14	100,000	103,766	0.7%
United States
Treasury Note/Bond	1.000%	5/15/14	99,332	100,745	0.7%
United States
Treasury Note/Bond	1.375%	5/15/13	75,000	76,360	0.5%
United States
Treasury Note/Bond	2.875%	3/31/18	65,000	68,707	0.5%
United States
Treasury Note/Bond	2.250%	3/31/16	59,896	62,751	0.4%
United States
Treasury Note/Bond	3.625%	2/15/21	50,000	53,687	0.4%
United States
Treasury Note/Bond	3.125%	5/15/21	50,000	51,390	0.3%
United States
Treasury Note/Bond	1.250%	9/30/15	50,000	50,508	0.3%
1 United States
Treasury Note/Bond	0.625%–9.875%	2/15/13–11/15/19	221,873	234,220	1.6%
				915,296	6.2%

Nonconventional Mortgage-Backed Securities †				905	0.0%
Total U.S. Government and Agency Obligations (Cost $887,101)				916,201	6.2%
Asset-Backed/Commercial Mortgage-Backed Securities
[2,3] Ally Master Owner Trust	1.257%	8/15/17	43,450	43,910	0.3%
[2,3,4] Arkle Master Issuer plc	1.510%	5/17/60	60,370	60,095	0.4%
[2,3] Banc of America Merrill
Lynch Commercial
Mortgage Inc.	5.634%–6.205%	7/10/46–2/10/51	83,649	92,121	0.6%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
[2,3]	Bear Stearns Commercial
	Mortgage Securities	5.715%	6/11/40	35,740	39,317	0.3%
[2,3]	Capital One Multi-Asset
	Execution Trust	0.267%	12/16/19	80,585	79,242	0.5%
[2,3]	Capital One Multi-Asset
	Execution Trust	0.227%	7/15/20	46,699	45,643	0.3%
[2,3]	Capital One Multi-Asset
	Execution Trust	0.236%–2.437%	6/16/14–11/15/19	50,052	50,262	0.3%
[2,3]	Chase Issuance Trust	0.646%	4/15/19	5,700	5,562	0.0%
[3,4]	Citibank Omni Master Trust	4.900%	11/15/18	64,185	70,197	0.5%
[2,3,4] Citibank Omni Master Trust		2.936%–5.350%	8/15/18	20,970	22,944	0.2%
4	Credit Suisse AG	2.600%	5/27/16	475	486	0.0%
[2,3]	Credit Suisse First Boston
	Mortgage Securities Corp.	5.014%	2/15/38	10,420	11,249	0.1%
3	Credit Suisse Mortgage
	Capital Certificates	5.589%–5.819%	6/15/38–9/15/40	33,822	35,727	0.2%
[2,3,4] Ford Credit Floorplan
	Master Owner Trust	2.837%	12/15/14	37,130	37,975	0.3%
3	GE Capital Commercial
	Mortgage Corp.	4.353%–4.974%	7/10/45–6/10/48	30,399	32,866	0.2%
3	Greenwich Capital
	Commercial Funding Corp.	5.881%	7/10/38	40,015	44,551	0.3%
[2,3,4] GS Mortgage
	Securities Corp. II	3.215%–5.553%	2/10/21–3/10/44	40,540	41,481	0.3%
[2,3,4] JP Morgan Chase
	Commercial Mortgage
	Securities Corp.	3.615%–5.827%	12/5/27–2/15/51	147,547	155,084	1.0%
3	LB-UBS Commercial
	Mortgage Trust	5.347%	11/15/38	42,411	46,256	0.3%
3	LB-UBS Commercial
	Mortgage Trust	5.866%	9/15/45	36,000	39,787	0.3%
3	Merrill Lynch
	Mortgage Trust	5.690%–5.722%	6/12/50–2/12/51	25,714	27,269	0.2%
[2,3,4] Silverstone Master Issuer plc		1.752%	1/21/55	40,850	41,084	0.3%
3	Wachovia Bank
	Commercial Mortgage Trust	5.572%	10/15/48	40,425	43,659	0.3%
4	Asset-Backed/Commercial
	Mortgage-Backed Securities—Other †				836,765	5.7%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,820,920)					1,903,532	12.9%
Corporate Bonds
Finance
	Banking
	American Express
	Centurion Bank	6.000%	9/13/17	38,060	43,775	0.3%
	Bank of America Corp.	3.625%–7.625%	3/17/16–7/1/20	81,425	86,426	0.6%
	Bank of America NA	5.300%–6.100%	3/15/17–6/15/17	13,877	14,520	0.1%
	Bank One Corp.	4.900%	4/30/15	15,000	16,273	0.1%
	Barclays Bank plc	5.125%	1/8/20	55,000	56,618	0.4%
	Bear Stearns Cos. LLC	5.700%–7.250%	11/15/14–2/1/18	51,380	60,270	0.4%
	Capital One Bank USA NA	8.800%	7/15/19	10,000	12,514	0.1%
	Capital One Financial Corp.	3.150%–4.750%	7/15/16–7/15/21	5,950	5,998	0.0%
	Citigroup Inc.	3.953%–8.500%	9/15/14–8/9/20	147,110	165,550	1.1%
	Credit Suisse AG	5.400%	1/14/20	29,000	29,895	0.2%
3	Credit Suisse AG/Guernsey	5.860%	5/29/49	17,228	15,936	0.1%
	Credit Suisse New York	6.000%	2/15/18	60,692	65,695	0.4%

Intermediate-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Credit Suisse New York	5.300%	8/13/19	60,000	64,466	0.4%
Credit Suisse New York	4.375%	8/5/20	32,500	32,254	0.2%
Credit Suisse USA Inc.	5.125%	8/15/15	2,000	2,204	0.0%
Deutsche Bank AG/London	6.000%	9/1/17	33,000	37,795	0.3%
Goldman Sachs Group Inc.	3.625%–7.500%	8/1/15–7/27/21	132,800	144,681	1.0%
JPMorgan Chase & Co.	3.150%–6.300%	3/15/14–10/15/20	172,000	183,523	1.2%
JPMorgan Chase Bank NA	5.875%–6.000%	6/13/16–10/1/17	41,880	47,183	0.3%
Lloyds TSB Bank plc	6.375%	1/21/21	38,600	40,347	0.3%
Merrill Lynch & Co. Inc.	5.700%–6.875%	5/16/16–4/25/18	45,155	48,716	0.3%
National City Bank	5.250%–5.800%	12/15/16–6/7/17	14,512	16,082	0.1%
National City Corp.	4.900%–6.875%	1/15/15–5/15/19	38,720	43,386	0.3%
PNC Bank NA	6.875%	4/1/18	33,085	39,004	0.3%
PNC Bank NA	4.875%–6.000%	9/21/17–12/7/17	7,600	8,465	0.1%
PNC Funding Corp.	4.250%–6.700%	9/21/15–8/11/20	50,338	55,619	0.4%
Royal Bank of Scotland
Group plc	6.400%	10/21/19	46,500	48,305	0.3%
SouthTrust Corp.	5.800%	6/15/14	14,705	16,099	0.1%
UBS AG	5.875%	12/20/17	44,450	49,368	0.3%
UBS AG	5.750%	4/25/18	37,625	41,037	0.3%
Wachovia Bank NA	4.875%–6.000%	2/1/15–11/15/17	47,400	52,518	0.4%
Wachovia Corp.	5.625%–5.750%	10/15/16–2/1/18	55,025	61,478	0.4%
Wells Fargo & Co.	4.600%	4/1/21	37,500	38,988	0.3%
Wells Fargo & Co.	3.676%–5.625%	6/15/16–12/11/17	60,675	66,436	0.4%
Wells Fargo Bank NA	4.750%–5.750%	2/9/15–5/16/16	24,050	26,383	0.2%
4 Banking—Other †				1,259,004	8.5%
4 Brokerage †				144,110	1.0%
Finance Companies
General Electric Capital Corp.	5.625%	5/1/18	49,750	55,549	0.4%
General Electric Capital Corp.	6.000%	8/7/19	45,000	50,795	0.3%
3 General Electric Capital Corp.	4.375%–6.375%	9/15/17–11/15/67	133,975	141,529	1.0%
4 Finance Companies—Other †				66,208	0.4%
Insurance
Aetna Inc.	6.500%	9/15/18	31,818	37,921	0.2%
4 Insurance—Other †				1,030,685	7.0%
4 Other Finance †				11,509	0.1%
4 Real Estate Investment Trusts †				334,521	2.3%
				4,869,638	32.9%
Industrial
Basic Industry
EI du Pont de Nemours & Co.	6.000%	7/15/18	33,480	39,743	0.3%
Rio Tinto Finance USA Ltd.	3.500%	11/2/20	45,000	44,794	0.3%
4 Basic Industry—Other †				394,121	2.6%
Capital Goods
General Electric Co.	5.250%	12/6/17	70,800	79,462	0.5%
Capital Goods—Other †				525,585	3.6%
Communication
AT&T Inc.	5.500%	2/1/18	34,425	39,408	0.2%
Cellco Partnership/Verizon
Wireless Capital LLC	5.550%–8.500%	2/1/14–11/15/18	32,800	40,839	0.3%
Verizon Communications Inc.	6.100%	4/15/18	33,790	39,996	0.3%
Verizon Communications Inc.	3.000%–8.750%	4/1/16–4/1/21	84,646	101,199	0.7%
4 Communication—Other †				696,093	4.7%
4 Consumer Cyclical †				464,690	3.1%
Consumer Noncyclical
Abbott Laboratories	5.125%	4/1/19	43,360	49,028	0.3%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
	Anheuser-Busch InBev
	Worldwide Inc.	5.375%	1/15/20	34,085	39,160	0.3%
	GlaxoSmithKline Capital Inc.	5.650%	5/15/18	32,400	37,854	0.3%
	Kraft Foods Inc.	5.375%	2/10/20	35,000	39,365	0.3%
	Novartis Securities Investment Ltd.	5.125%	2/10/19	51,794	59,199	0.4%
	Pfizer Inc.	6.200%	3/15/19	42,000	50,937	0.3%
	Philip Morris International Inc.	5.650%	5/16/18	36,555	42,418	0.3%
4	Consumer Noncyclical—Other †				1,190,406	8.0%
	Energy
	ConocoPhillips	5.750%	2/1/19	43,935	51,675	0.3%
	Shell International Finance BV	4.375%	3/25/20	35,000	37,814	0.3%
4	Energy—Other †				595,598	4.0%
4	Other Industrial †				33,709	0.2%
	Technology
	Oracle Corp.	5.750%	4/15/18	33,410	39,508	0.3%
4	Technology—Other †				432,868	2.9%
4	Transportation †				233,086	1.6%
					5,398,555	36.4%
Utilities
4	Electric †				668,433	4.5%
4	Natural Gas †				262,323	1.8%
					930,756	6.3%
Total Corporate Bonds (Cost $10,314,843)					11,198,949	75.6%
[4]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $240,468) †					254,215	1.7%
Taxable Municipal Bonds (Cost $55,949) †					58,269	0.4%
Convertible Preferred Stock (Cost $8,740) †					5	0.0%
Preferred Stocks (Cost $11,853) †					11,488	0.1%

				Shares
Temporary Cash Investment
Money Market Fund
5	Vanguard Market Liquidity Fund
	(Cost $249,069)	0.114%		249,069,000	249,069	1.7%
Total Investments (Cost $13,588,943)					14,591,728	98.6%
Other Assets and Liabilities
Other Assets					310,799	2.1%
Liabilities					(97,893)	(0.7%)
					212,906	1.4%
Net Assets					14,804,634	100.0%

Intermediate-Term Investment-Grade Fund

At July 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	13,620,398
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	152,271
Unrealized Appreciation (Depreciation)
Investment Securities	1,002,785
Futures Contracts	4,565
Swap Contracts	24,615
Net Assets	14,804,634

Investor Shares—Net Assets
Applicable to 455,079,817 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,607,631
Net Asset Value Per Share—Investor Shares	$10.12

Admiral Shares—Net Assets
Applicable to 1,007,121,239 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	10,197,003
Net Asset Value Per Share—Admiral Shares	$10.12

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 Securities with a value of $7,221,000 have been segregated as initial margin for open futures contracts.
2 Adjustable-rate security.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2011, the aggregate value of these securities was $1,637,268,000, representing 11.1% of net assets.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Statement of Operations

Six Months Ended
July 31, 2011
($000)
Investment Income
Income
Dividends	393
Interest[1]	318,954
Total Income	319,347
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,046
Management and Administrative—Investor Shares	3,654
Management and Administrative—Admiral Shares	2,692
Marketing and Distribution—Investor Shares	734
Marketing and Distribution—Admiral Shares	1,362
Custodian Fees	97
Shareholders’ Reports—Investor Shares	61
Shareholders’ Reports—Admiral Shares	23
Trustees’ Fees and Expenses	7
Total Expenses	9,676
Net Investment Income	309,671
Realized Net Gain (Loss)
Investment Securities Sold	173,058
Futures Contracts	(27,898)
Swap Contracts	11,587
Realized Net Gain (Loss)	156,747
Change in Unrealized Appreciation (Depreciation)
Investment Securities	213,583
Futures Contracts	13,462
Swap Contracts	16,965
Change in Unrealized Appreciation (Depreciation)	244,010
Net Increase (Decrease) in Net Assets Resulting from Operations	710,428
1 Interest income from an affiliated company of the fund was $470,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2011	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	309,671	690,922
Realized Net Gain (Loss)	156,747	493,182
Change in Unrealized Appreciation (Depreciation)	244,010	54,388
Net Increase (Decrease) in Net Assets Resulting from Operations	710,428	1,238,492
Distributions
Net Investment Income
Investor Shares	(98,985)	(263,641)
Admiral Shares	(219,185)	(449,209)
Realized Capital Gain[1]
Investor Shares	(38,800)	(112,099)
Admiral Shares	(82,651)	(216,998)
Total Distributions	(439,621)	(1,041,947)
Capital Share Transactions
Investor Shares	(121,605)	(962,160)
Admiral Shares	293,686	1,036,566
Net Increase (Decrease) from Capital Share Transactions	172,081	74,406
Total Increase (Decrease)	442,888	270,951
Net Assets
Beginning of Period	14,361,746	14,090,795
End of Period	14,804,634	14,361,746

1 Includes fiscal 2012 and 2011 short-term gain distributions totaling $2,858,000 and $163,823,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2011	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.94	$9.81	$8.64	$9.93	$9.66	$9.73
Investment Operations
Net Investment Income	.211	.458	.468	.505	.501	.490
Net Realized and Unrealized Gain (Loss)
on Investments	.271	.372	1.220	(1.239)	.270	(.071)
Total from Investment Operations	.482	.830	1.688	(.734)	.771	.419
Distributions
Dividends from Net Investment Income	(.217)	(.473)	(.478)	(.506)	(.501)	(.489)
Distributions from Realized Capital Gains	(.085)	(.227)	(.040)	(.050)	—	—
Total Distributions	(.302)	(.700)	(.518)	(.556)	(.501)	(.489)
Net Asset Value, End of Period	$10.12	$9.94	$9.81	$8.64	$9.93	$9.66

Total Return[1]	4.94%	8.64%	20.11%	-7.56%	8.21%	4.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,608	$4,645	$5,489	$3,577	$2,650	$2,418
Ratio of Total Expenses to
Average Net Assets	0.21%	0.22%	0.24%	0.21%	0.21%	0.21%
Ratio of Net Investment Income to
Average Net Assets	4.28%	4.56%	5.05%	5.50%	5.16%	5.10%
Portfolio Turnover Rate	59%	39%	69%	48%	48%	43%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2011	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.94	$9.81	$8.64	$9.93	$9.66	$9.73
Investment Operations
Net Investment Income	.217	.470	.480	.514	.511	.501
Net Realized and Unrealized Gain (Loss)
on Investments	.271	.372	1.220	(1.239)	.270	(.071)
Total from Investment Operations	.488	.842	1.700	(.725)	.781	.430
Distributions
Dividends from Net Investment Income	(.223)	(.485)	(.490)	(.515)	(.511)	(.500)
Distributions from Realized Capital Gains	(.085)	(.227)	(.040)	(.050)	—	—
Total Distributions	(.308)	(.712)	(.530)	(.565)	(.511)	(.500)
Net Asset Value, End of Period	$10.12	$9.94	$9.81	$8.64	$9.93	$9.66

Total Return	5.00%	8.77%	20.26%	-7.47%	8.33%	4.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,197	$9,717	$8,601	$4,765	$3,455	$2,794
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.11%	0.11%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	4.39%	4.68%	5.18%	5.60%	5.27%	5.21%
Portfolio Turnover Rate	59%	39%	69%	48%	48%	43%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Intermediate-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund has sold credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

Intermediate-Term Investment-Grade Fund

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The fund is subject to credit risk through its investment in swap transactions to earn the total return on the Commercial Mortgage-Backed Securities (CMBS) Index. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on the CMBS index, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the fund. The fund’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2008–2011), and for the period ended July 31, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Intermediate-Term Investment-Grade Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2011, the fund had contributed capital of $2,283,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.91% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of July 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	916,201	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,903,532	—
Corporate Bonds	—	11,198,555	394
Sovereign Bonds	—	254,215	—
Taxable Municipal Bonds	—	58,269	—
Convertible Preferred Stocks	5	—	—
Preferred Stocks	11,488	—	—
Temporary Cash Investments	249,069	—	—
Futures Contracts—Assets[1]	3,258	—	—
Futures Contracts—Liabilities[1]	(67)	—	—
Swap Contracts—Assets	—	25,232	—
Swap Contracts—Liabilities	—	(617)	—
Total	263,753	14,355,387	394
1 Represents variation margin on the last day of the reporting period.

There were no changes in investments valued based on Level 3 inputs during the six months ended July 31, 2011.

Intermediate-Term Investment-Grade Fund

D. At July 31, 2011, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	27,510	980	28,490
Liabilities	(70)	(614)	(684)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended July 31, 2011, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(27,898)	—	(27,898)
Swap Contracts	12,213	(626)	11,587
Realized Net Gain (Loss) on Derivatives	(15,685)	(626)	(16,311)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	13,462	—	13,462
Swap Contracts	16,419	546	16,965
Change in Unrealized Appreciation (Depreciation) on Derivatives	29,881	546	30,427

At July 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	September 2011	2,231	270,944	2,207
30-Year U.S. Treasury Bond	September 2011	535	68,547	345
Ultra Long U.S. Treasury Bond	September 2011	382	50,400	1,775
10-Year U.S. Treasury Note	September 2011	276	34,690	322
2-Year U.S. Treasury Note	September 2011	(153)	(33,648)	(84)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Intermediate-Term Investment-Grade Fund

At July 31, 2011, the fund had the following open swap contracts:

Credit Default Swaps
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Banco Bilbao Vizcaya
Argentaria SA/Aa2	9/20/15	BARC	11,000	461	1.000	(274)
Bank of America Corp./A2	3/20/15	DBAG	4,400	101	1.000	15
Bank of America Corp./A2	9/20/15	RBS	2,200	71	1.000	17
Bank of America Corp./A2	12/20/15	DBAG	6,960	348	1.000	151
Burlington Northern/A3	6/20/12	DBAG	5,000	—	0.400	16
Johnson & Johnson/Aaa	9/20/12	UBSAG	2,160	—	0.080	—
Johnson & Johnson/Aaa	9/20/12	GSCM	5,400	—	0.070	—
Metlife Inc./A3	3/20/15	DBAG	18,000	1,086	1.000	661
Credit Protection Purchased
Bank of America Corp.	12/20/13	DBAG	10,540	(231)	(1.000)	(142)
Bank of America Corp.	12/20/14	DBAG	5,800	(73)	(1.000)	34
Bank of America Corp.	12/20/14	BARC	5,800	(68)	(1.000)	37
Brazil (Federative Republic)	12/20/15	BOANA	1,500	(19)	(1.000)	(11)
DanskeBank A/S	12/20/15	BARC	2,645	(16)	(1.000)	49
Goldman, Sachs & Co.	12/20/11	DBAG	10,000	19	(1.000)	(10)
Mexico
(United Mexican States)	12/20/15	BOANA	1,500	(23)	(1.000)	(17)
Morgan Stanley	9/20/15	BARC	4,400	(243)	(1.000)	(92)
Wells Fargo	12/20/11	DBAG	10,000	54	(1.000)	(8)
Wells Fargo	3/20/15	GSCM	4,400	(37)	(1.000)	(60)
						366

1 BARC—Barclays Bank plc.
BOANA—Bank of America, N.A.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
RBS—Royal Bank of Scotland plc.
UBSAG—UBS AG.

Intermediate-Term Investment-Grade Fund

Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
8/15/11	GSCM	1,500	1.091	(0.187)[2]	—
8/15/11	BOANA	5,800	0.833	(0.187)[2]	1
8/15/11	WFC	300	0.740	(0.187)[2]	—
9/15/11	BOANA	10,700	0.840	(0.187)[2]	8
11/15/11	WFC	1,745	0.607	(0.187)[2]	2
12/6/11	WFC	2,840	2.018	(0.252)[3]	17
1/15/12	WFC	4,550	1.383	(0.187)[2]	22
1/15/12	WFC	4,900	1.226	(0.187)[2]	20
1/15/12	WFC	1,755	1.148	(0.187)[2]	7
1/15/12	WFC	290	1.075	(0.187)[2]	1
1/15/12	WFC	160	1.050	(0.187)[2]	1
1/15/12	WFC	4,300	1.058	(0.187)[2]	14
5/15/12	BOANA	875	1.349	(0.187)[2]	7
7/15/12	BARC	16,105	1.683	(0.187)[2]	198
7/15/12	WFC	1,485	1.450	(0.187)[2]	15
7/15/12	WFC	1,270	1.590	(0.187)[2]	14
7/15/12	WFC	4,085	1.450	(0.187)[2]	41
7/15/12	JPMC	11,950	1.370	(0.187)[2]	111
9/6/12	WFC	5,800	0.553	(0.185)[2]	9
10/15/12	BOANA	10,550	1.746	(0.187)[2]	169
12/6/12	BARC	12,750	2.325	(0.252)[3]	312
12/15/12	WFC	7,280	1.763	(0.187)[2]	132
12/15/12	WFC	37,130	1.715	(0.187)[2]	650
1/15/13	WFC	13,120	1.770	(0.249)[3]	239
2/15/13	WFC	11,800	1.705	(0.187)[2]	226
2/15/13	WFC	725	1.890	(0.187)[2]	16
2/15/13	WFC	10,170	1.725	(0.187)[2]	198
2/15/13	WFC	234	0.801	(0.187)[2]	1
2/15/13	WFC	1,450	0.910	(0.187)[2]	13
2/20/13	WFC	6,220	1.926	(0.186)[2]	141
2/20/13	WFC	5,135	0.799	(0.186)[2]	28
6/2/13	BOANA	4,307	0.755	(0.253)[3]	15
9/15/13	GSCM	12,000	1.254	(0.187)[2]	180
9/15/13	WFC	4,374	0.698	(0.187)[2]	14
10/15/13	WFC	3,430	1.023	(0.187)[2]	35
12/1/13	GSCM	7,150	2.584	(0.254)[3]	317

Intermediate-Term Investment-Grade Fund

Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
12/1/13	WFC	15,786	2.582	(0.254)[3]	699
12/1/13	GSCM	41,858	2.584	(0.254)[3]	1,855
1/15/14	WFC	16,000	1.331	(0.249)[3]	247
2/14/14	WFC	21,200	1.022	(0.187)[2]	198
3/6/14	GSCM	18,138	2.448	(0.185)[2]	832
4/15/14	WFC	7,380	0.680	(0.249)[3]	8
5/15/14	GSCM	1,000	1.528	(0.187)[2]	22
5/16/14	WFC	8,640	1.083	(0.261)[3]	70
6/15/14	WFC	4,400	2.338	(0.187)[2]	198
6/15/14	WFC	40	2.577	(0.187)[2]	2
6/15/14	WFC	1,200	1.150	(0.187)[2]	14
8/15/14	JPMC	3,505	1.501	(0.187)[2]	73
8/15/14	GSCM	620	1.350	(0.187)[2]	10
10/15/14	WFC	6,455	1.130	(0.187)[2]	53
2/15/15	BOANA	2,790	1.799	(0.187)[2]	77
2/15/15	WFC	8,600	1.634	(0.187)[2]	189
2/15/15	WFC	9,600	1.868	(0.187)[2]	289
2/17/15	GSCM	60,370	2.555	(0.261)[3]	3,137
3/24/15	GSCM	1,520	2.910	(0.187)[2]	102
8/15/15	GSCM	57,710	1.588	(0.187)[2]	908
10/21/15	WFC	40,850	1.485	(0.252)[3]	276
5/19/16	WFC	11,900	1.454	(0.319)[3]	195
6/1/16	WFC	6,225	2.910	(0.254)[3]	393
7/18/16	GSCM	31,000	1.876	(0.250)[3]	577
10/25/16	WFC	25,700	1.714	(0.253)[3]	(3)
1/15/17	BARC	1,130	2.971	(0.187)[2]	72
2/15/17	WFC	17,000	3.373	(0.187)[2]	1,441
2/15/17	GSCM	1,200	3.433	(0.187)[2]	106
2/15/17	BARC	1,490	3.180	(0.187)[2]	111
2/15/17	WFC	950	2.407	(0.187)[2]	32
2/15/17	WFC	5,700	2.407	(0.187)[2]	190
2/15/17	BARC	1,145	2.287	(0.187)[2]	31
2/15/17	BOANA	58,800	1.875	(0.187)[2]	287
9/15/17	GSCM	24,600	3.520	(0.187)[2]	2,212
9/15/17	BARC	5,400	3.363	(0.187)[2]	436
9/15/17	GSCM	14,800	2.533	(0.187)[2]	475

Intermediate-Term Investment-Grade Fund

Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
9/15/17	WFC	1,900	2.345	(0.187)[2]	40
1/25/19	GSCM	9,200	2.782	(0.253)[3]	467
4/25/19	WFC	21,200	2.053	(0.252)[3]	358
4/25/19	WFC	5,500	2.756	(0.253)[3]	245
4/25/20	JPMC	35,700	3.024	(0.253)[3]	937
4/25/20	GSCM	6,000	2.794	(0.253)[3]	253
6/25/21	GSCM	5,720	3.143	(0.247)[3]	268
10/25/21	WFC	6,500	3.328	(0.253)[3]	325
11/25/22	UBSAG	4,791	2.491	(0.257)[3]	115
11/25/22	BARC	25,900	2.758	(0.257)[3]	742
1/25/23	WFC	3,000	3.144	(0.253)[3]	109
7/25/23	BARC	24,625	3.483	(0.253)[3]	1,402
					24,249

1 BARC—Barclays Bank plc.
BOANA—Bank of America, N.A.
GSCM—Goldman Sachs Bank USA.
JPMC—JP Morgan Chase Bank.
UBSAG—UBS AG.
WFC—Wells Fargo Bank N.A.
2 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

At July 31, 2011, counterparties had deposited in segregated accounts securities with a value sufficient to cover substantially all amounts due to the fund in connection with open swap contracts.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $8,499,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund had realized losses totaling $3,719,000 through January 31, 2011, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

Intermediate-Term Investment-Grade Fund

At July 31, 2011, the cost of investment securities for tax purposes was $13,592,662,000. Net unrealized appreciation of investment securities for tax purposes was $999,066,000, consisting of unrealized gains of $1,085,411,000 on securities that had risen in value since their purchase and $86,345,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2011, the fund purchased $3,281,666,000 of investment securities and sold $3,587,993,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,026,782,000 and $304,862,000, respectively.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2011	January 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	655,962	65,919	2,260,187	225,430
Issued in Lieu of Cash Distributions	108,845	10,948	289,553	28,939
Redeemed	(886,412)	(89,176)	(3,511,900)	(346,823)
Net Increase (Decrease)—Investor Shares	(121,605)	(12,309)	(962,160)	(92,454)
Admiral Shares
Issued	1,275,197	128,110	4,217,846	417,408
Issued in Lieu of Cash Distributions	238,417	23,981	524,708	52,477
Redeemed	(1,219,928)	(122,851)	(3,705,988)	(369,238)
Net Increase (Decrease)—Admiral Shares	293,686	29,240	1,036,566	100,647

H. In preparing the financial statements as of July 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Long-Term Investment-Grade Fund

Fund Profile
As of July 31, 2011

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWESX	VWETX
Expense Ratio[1]	0.24%	0.12%
30-Day SEC Yield	5.26%	5.38%

Financial Attributes

		Barclays
		Long	Barclays
		Credit	Aggregate
		A/Better	Bond
	Fund	Index	Index

Number of Bonds	396	831	7,912

Yield to Maturity
(before expenses)	5.4%	5.3%	2.6%

Average Coupon	6.4%	6.2%	4.2%

Average Duration	13.0 years	13.1 years	5.2 years

Average Effective
Maturity	24.4 years	25.0 years	7.4 years

Short-Term
Reserves	0.4%	—	—

Sector Diversification (% of portfolio)
Finance	25.8%
Foreign	0.7
Industrial	43.0
Treasury/Agency	2.0
Utilities	13.4
Other	15.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	Long Credit	Aggregate
	A/Better	Bond
	Index	Index
R-Squared	0.97	0.81
Beta	0.92	2.99

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	0.1%
1 - 5 Years	0.6
5 - 10 Years	6.0
10 - 20 Years	18.5
20 - 30 Years	71.3
Over 30 Years	3.5

Distribution by Credit Quality (% of portfolio)
U.S. Government	2.0%
Aaa	2.1
Aa	20.3
A	55.0
Baa	17.9
Not Rated	2.7

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 26, 2011, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2011, the annualized expense ratios were 0.23% for Investor Shares and 0.12% for Admiral Shares.

Long-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2001, Through July 31, 2011

				Barclays
				Long Credit
				A/Better
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2002	6.75%	1.51%	8.26%	9.14%
2003	6.73	5.02	11.75	12.69
2004	5.92	2.17	8.09	7.68
2005	5.94	3.83	9.77	10.05
2006	5.27	-4.00	1.27	1.32
2007	5.74	-2.35	3.39	3.63
2008	5.85	-1.42	4.43	3.70
2009	5.75	-9.20	-3.45	-5.66
2010	6.91	10.38	17.29	17.13
2011	5.79	1.22	7.01	7.22
2012	2.97	6.67	9.64	10.12
Note: For 2012, performance data reflect the six months ended July 31, 2011.

Average Annual Total Returns: Periods Ended June 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/9/1973	4.76%	7.49%	6.04%	1.01%	7.05%
Admiral Shares	2/12/2001	4.88	7.62	6.16	1.01	7.17

See Financial Highlights for dividend and capital gains information.

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of July 31, 2011

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury
Note/Bond	3.875%	8/15/40	66,000	62,968	0.6%
1 United States Treasury
Note/Bond	3.500%	2/15/39	57,850	51,875	0.5%
U.S. Government Securities—Other †				49,418	0.5%
				164,261	1.6%

Agency Notes †				38,197	0.4%
Total U.S. Government and Agency Obligations (Cost $195,060)				202,458	2.0%
Corporate Bonds
Finance
Banking
Bank of America Corp.	5.420%–6.800%	3/15/17–9/15/37	48,500	49,510	0.5%
Bank of America NA	6.000%	10/15/36	60,750	59,531	0.6%
Bank One Corp.	7.625%–8.000%	7/15/25–4/29/27	81,819	101,092	1.0%
Citigroup Inc.	6.625%	6/15/32	60,905	64,149	0.6%
Citigroup Inc.	5.850%–8.125%	1/15/28–7/15/39	197,445	204,569	2.0%
Goldman Sachs Group Inc.	6.750%	10/1/37	133,660	134,348	1.3%
Goldman Sachs Group Inc.	6.125%	2/15/33	55,725	56,851	0.5%
Goldman Sachs Group Inc.	6.450%	5/1/36	52,000	50,390	0.5%
Goldman Sachs Group Inc.	5.250%–6.250%	7/27/21–2/1/41	40,890	41,152	0.4%
HSBC Bank USA NA	5.875%	11/1/34	50,700	51,196	0.5%
HSBC Bank USA NA	5.625%	8/15/35	28,000	27,273	0.3%
HSBC Holdings plc	6.800%	6/1/38	73,999	79,283	0.8%
HSBC Holdings plc	6.500%–7.625%	5/17/32–9/15/37	43,200	46,818	0.5%
JP Morgan Chase
Capital XXII	6.450%	2/2/37	17,000	17,220	0.2%
JP Morgan Chase
Capital XXV	6.800%	10/1/37	28,415	28,806	0.3%
JPMorgan Chase & Co.	6.400%	5/15/38	77,850	87,166	0.8%
JPMorgan Chase & Co.	5.500%	10/15/40	9,500	9,503	0.1%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
JPMorgan Chase
Capital XXVII	7.000%	11/1/39	3,875	3,938	0.0%
Merrill Lynch & Co. Inc.	7.750%	5/14/38	45,680	49,986	0.5%
Merrill Lynch & Co. Inc.	6.110%–6.220%	9/15/26–1/29/37	61,225	57,777	0.6%
Wachovia Bank NA	6.600%	1/15/38	61,225	70,018	0.7%
Wachovia Bank NA	5.850%	2/1/37	20,700	21,638	0.2%
Wachovia Corp.	5.500%–6.605%	10/1/25–8/1/35	45,730	49,660	0.5%
Wells Fargo Bank NA	5.950%	8/26/36	33,670	35,636	0.3%
2 Banking—Other †				182,805	1.8%
2 Brokerage †				28,495	0.3%
Finance Companies
General Electric Capital Corp.	6.750%	3/15/32	117,095	133,322	1.3%
General Electric Capital Corp.	6.875%	1/10/39	57,420	66,483	0.7%
General Electric Capital Corp.	5.875%	1/14/38	60,905	62,544	0.6%
General Electric Capital Corp.	5.300%–6.150%	2/11/21–8/7/37	29,225	31,065	0.3%
Insurance
2 New York Life Insurance Co.	5.875%	5/15/33	50,275	53,797	0.6%
UnitedHealth Group Inc.	5.800%–6.875%	3/15/36–2/15/41	90,247	101,743	1.0%
2 Insurance—Other †				501,824	4.9%
Real Estate Investment Trusts †				34,083	0.3%
				2,593,671	25.5%
Industrial
Basic Industry †				24,971	0.2%
2 Capital Goods †				295,802	2.9%
Communication
Alltel Corp.	6.800%–7.875%	5/1/29–7/1/32	21,545	28,987	0.3%
AT&T Inc.	5.350%	9/1/40	67,895	67,526	0.7%
AT&T Inc.	6.300%–6.550%	9/1/37–2/15/39	43,000	48,338	0.5%
Bellsouth Capital
Funding Corp.	7.875%	2/15/30	4,550	5,886	0.1%
BellSouth Corp.	6.000%–6.875%	10/15/31–11/15/34	70,000	77,434	0.8%
BellSouth
Telecommunications Inc.	7.000%	12/1/95	7,850	8,790	0.1%
France Telecom SA	8.500%	3/1/31	61,255	86,019	0.8%
GTE Corp.	6.940%	4/15/28	20,000	23,610	0.2%
Indiana Bell Telephone Co. Inc.	7.300%	8/15/26	20,000	22,923	0.2%
Pacific Bell Telephone Co.	7.125%	3/15/26	10,000	12,329	0.1%
Telefonica Emisiones SAU	7.045%	6/20/36	51,180	55,818	0.5%
Verizon
Communications Inc.	5.850%–7.350%	9/15/35–4/1/41	133,515	151,993	1.5%
Verizon Global Funding Corp.	7.750%	12/1/30	29,750	38,723	0.4%
Verizon Maryland Inc.	5.125%	6/15/33	12,000	11,421	0.1%
Verizon New Jersey Inc.	8.000%	6/1/22	25,000	31,455	0.3%
Verizon Pennsylvania Inc.	8.350%	12/15/30	6,260	7,743	0.1%
2 Communication—Other †				337,525	3.3%
Consumer Cyclical
McDonald’s Corp.	6.300%	3/1/38	45,720	55,743	0.5%
McDonald’s Corp.	4.875%–6.300%	10/15/37–7/15/40	43,325	50,009	0.5%
Target Corp.	7.000%	1/15/38	53,980	68,715	0.7%
Target Corp.	6.500%–7.000%	8/1/28–10/15/37	55,850	67,210	0.7%
Wal-Mart Stores Inc.	6.200%	4/15/38	76,150	89,192	0.9%
Wal-Mart Stores Inc.	7.550%	2/15/30	51,000	67,134	0.6%
Wal-Mart Stores Inc.	5.625%	4/15/41	45,810	50,538	0.5%
Wal-Mart Stores Inc.	4.875%–6.500%	9/1/35–10/25/40	76,400	85,544	0.8%
Consumer Cyclical—Other †				274,238	2.7%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Consumer Noncyclical
Amgen Inc.	5.650%–6.900%	6/1/37–6/15/42	103,830	120,348	1.2%
AstraZeneca plc	6.450%	9/15/37	77,000	94,120	0.9%
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	47,205	56,907	0.6%
Merck & Co. Inc.	6.550%	9/15/37	42,200	52,199	0.5%
Merck & Co. Inc.	5.750%–6.500%	12/1/33–6/30/39	56,320	66,842	0.7%
PepsiCo Inc.	5.500%	1/15/40	48,350	53,195	0.5%
Pfizer Inc.	7.200%	3/15/39	56,000	74,470	0.7%
Pharmacia Corp.	6.750%	12/15/27	28,000	34,114	0.3%
2 Roche Holdings Inc.	7.000%	3/1/39	42,905	55,076	0.5%
Wyeth	5.950%	4/1/37	68,950	78,607	0.8%
2 Consumer Noncyclical—Other †				677,693	6.7%
Energy
Burlington Resources
Finance Co.	7.400%	12/1/31	25,000	31,934	0.3%
ConocoPhillips	6.500%	2/1/39	50,735	61,373	0.6%
ConocoPhillips	5.900%–7.000%	3/30/29–10/15/32	33,450	38,833	0.4%
ConocoPhillips Holding Co.	6.950%	4/15/29	2,660	3,338	0.0%
Shell International
Finance BV	6.375%	12/15/38	79,705	98,331	1.0%
Shell International
Finance BV	5.500%	3/25/40	21,300	23,653	0.2%
Tosco Corp.	7.800%–8.125%	1/1/27–2/15/30	35,000	46,105	0.5%
2 Energy—Other †				101,720	1.0%
2 Other Industrial †				59,909	0.6%
Technology
Cisco Systems Inc.	5.900%	2/15/39	55,000	60,627	0.6%
International Business
Machines Corp.	7.000%	10/30/25	50,400	65,611	0.6%
2 Technology—Other †				163,387	1.6%
Transportation
Burlington Northern
Santa Fe LLC	5.400%–6.875%	12/1/27–6/1/41	29,455	34,111	0.3%
2 Transportation—Other †				16,587	0.2%
				4,314,706	42.3%
Utilities
Electric
Appalachian Power Co.	6.700%	8/15/37	50,000	59,368	0.6%
Duke Energy Carolinas LLC	6.100%	6/1/37	52,400	59,732	0.6%
Midamerican Energy
Holdings Co.	6.125%	4/1/36	23,100	26,129	0.2%
National Rural Utilities
Cooperative Finance Corp.	8.000%	3/1/32	53,885	72,250	0.7%
Pacific Gas & Electric Co.	5.400%–6.350%	3/1/34–1/15/40	102,977	114,617	1.1%
PacifiCorp	6.000%–6.350%	8/1/36–1/15/39	76,915	90,548	0.9%
Virginia Electric and
Power Co.	6.000%	5/15/37	60,105	69,264	0.7%
2 Electric—Other †				711,464	7.0%
Natural Gas
TransCanada PipeLines Ltd.	7.625%	1/15/39	50,300	65,897	0.6%
Natural Gas—Other †				78,279	0.8%
				1,347,548	13.2%
Total Corporate Bonds (Cost $7,388,344)				8,255,925	81.0%
[2]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $65,943) †				74,351	0.7%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Taxable Municipal Bonds
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	6.270%	2/15/50	58,835	61,300	0.6%
Bay Area Toll Authority California
Toll Bridge Revenue
(San Francisco Bay Area)	6.918%	4/1/40	47,235	55,913	0.5%
California GO	7.300%	10/1/39	129,045	155,121	1.5%
California GO	7.550%	4/1/39	45,725	56,754	0.6%
California GO	7.600%	11/1/40	45,010	56,652	0.6%
California GO	7.500%–7.625%	4/1/34–3/1/40	67,615	83,403	0.8%
Illinois GO	5.100%	6/1/33	164,245	149,190	1.5%
Illinois GO	4.950%–5.877%	3/1/18–6/1/23	49,390	52,488	0.5%
Los Angeles CA Unified
School District GO	6.758%	7/1/34	50,135	59,617	0.6%
Massachusetts Development
Finance Agency Revenue
(Harvard University)	6.300%	10/1/37	61,368	67,397	0.7%
3 New Jersey Economic
Development Authority
Revenue (State Pension
Funding)	7.425%	2/15/29	50,002	57,984	0.6%
New Jersey Turnpike
Authority Revenue	7.102%	1/1/41	52,555	65,027	0.6%
New Jersey Turnpike
Authority Revenue	7.414%	1/1/40	30,965	39,540	0.4%
Taxable Municipal Bonds—Other †				562,090	5.5%
Total Taxable Municipal Bonds (Cost $1,421,406)				1,522,476	15.0%
Temporary Cash Investment
Repurchase Agreement
Goldman Sachs & Co. (Dated 7/29/11,
Repurchase Value $41,101,000,
collateralized by Federal Home
Loan Mortgage Corp. 5.000%,
6/1/39, and Federal National
Mortgage Assn. 5.000%, 10/1/40)
(Cost $41,100)	0.190%	8/1/11	41,100	41,100	0.4%
Total Investments (Cost $9,111,853)				10,096,310	99.1%
Other Assets and Liabilities
Other Assets				256,956	2.5%
Liabilities				(165,777)	(1.6%)
				91,179	0.9%
Net Assets				10,187,489	100.0%

Long-Term Investment-Grade Fund

At July 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	9,224,219
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(21,915)
Unrealized Appreciation (Depreciation)
Investment Securities	984,457
Swap Contracts	728
Net Assets	10,187,489

Investor Shares—Net Assets
Applicable to 410,470,107 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,004,264
Net Asset Value Per Share—Investor Shares	$9.76

Admiral Shares—Net Assets
Applicable to 633,801,664 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	6,183,225
Net Asset Value Per Share—Admiral Shares	$9.76

Long-Term Investment-Grade Fund

Statement of Operations

Six Months Ended
July 31, 2011
($000)
Investment Income
Income
Interest	274,236
Total Income	274,236
Expenses
Investment Advisory Fees—Note B	945
The Vanguard Group—Note C
Management and Administrative—Investor Shares	3,605
Management and Administrative—Admiral Shares	1,998
Marketing and Distribution—Investor Shares	448
Marketing and Distribution—Admiral Shares	813
Custodian Fees	29
Shareholders’ Reports—Investor Shares	35
Shareholders’ Reports—Admiral Shares	10
Trustees’ Fees and Expenses	10
Total Expenses	7,893
Net Investment Income	266,343
Realized Net Gain (Loss)
Investment Securities Sold	43,948
Swap Contracts	10,482
Realized Net Gain (Loss)	54,430
Change in Unrealized Appreciation (Depreciation)
Investment Securities	580,891
Swap Contracts	(11,585)
Change in Unrealized Appreciation (Depreciation)	569,306
Net Increase (Decrease) in Net Assets Resulting from Operations	890,079

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2011	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	266,343	495,607
Realized Net Gain (Loss)	54,430	102,561
Change in Unrealized Appreciation (Depreciation)	569,306	(8,398)
Net Increase (Decrease) in Net Assets Resulting from Operations	890,079	589,770
Distributions
Net Investment Income
Investor Shares	(107,298)	(229,926)
Admiral Shares	(162,282)	(273,096)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(269,580)	(503,022)
Capital Share Transactions
Investor Shares	(16,267)	(379,821)
Admiral Shares	473,639	1,165,447
Net Increase (Decrease) from Capital Share Transactions	457,372	785,626
Total Increase (Decrease)	1,077,871	872,374
Net Assets
Beginning of Period	9,109,618	8,237,244
End of Period	10,187,489	9,109,618

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2011	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.15	$9.04	$8.19	$9.02	$9.15	$9.37
Investment Operations
Net Investment Income	.258	.516	.517	.514	.523	.521
Net Realized and Unrealized Gain (Loss)
on Investments	.613	.117	.857	(.829)	(.130)	(.220)
Total from Investment Operations	.871	.633	1.374	(.315)	.393	.301
Distributions
Dividends from Net Investment Income	(.261)	(.523)	(.524)	(.515)	(.523)	(.521)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.261)	(.523)	(.524)	(.515)	(.523)	(.521)
Net Asset Value, End of Period	$9.76	$9.15	$9.04	$8.19	$9.02	$9.15

Total Return[1]	9.64%	7.01%	17.29%	-3.45%	4.43%	3.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,004	$3,770	$4,082	$3,471	$4,112	$4,196
Ratio of Total Expenses to
Average Net Assets	0.23%	0.24%	0.26%	0.23%	0.22%	0.25%
Ratio of Net Investment Income to
Average Net Assets	5.52%	5.53%	6.01%	6.09%	5.78%	5.73%
Portfolio Turnover Rate	24%	19%	21%	24%	15%	15%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2011	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.15	$9.04	$8.19	$9.02	$9.15	$9.37
Investment Operations
Net Investment Income	.263	.528	.528	.522	.532	.533
Net Realized and Unrealized Gain (Loss)
on Investments	.613	.117	.857	(.829)	(.130)	(.220)
Total from Investment Operations	.876	.645	1.385	(.307)	.402	.313
Distributions
Dividends from Net Investment Income	(.266)	(.535)	(.535)	(.523)	(.532)	(.533)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.266)	(.535)	(.535)	(.523)	(.532)	(.533)
Net Asset Value, End of Period	$9.76	$9.15	$9.04	$8.19	$9.02	$9.15

Total Return	9.70%	7.14%	17.44%	-3.35%	4.53%	3.53%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,183	$5,340	$4,155	$2,413	$1,627	$1,535
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.13%	0.13%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	5.63%	5.65%	6.14%	6.19%	5.88%	5.86%
Portfolio Turnover Rate	24%	19%	21%	24%	15%	15%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Long-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund has sold credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt

Long-Term Investment-Grade Fund

instrument. A risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the fund. The fund’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

3. Repurchase Agreements: The fund invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2008–2011), and for the period ended July 31, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2011, the investment advisory fee represented an effective annual rate of 0.02% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2011, the fund had contributed capital of $1,538,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.62% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Long-Term Investment-Grade Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At July 31, 2011, 100% of the fund’s investments were valued based on Level 2 inputs.

E. At July 31, 2011, the fund had the following open swap contracts:

Credit Default Swaps
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
CDX–IG11–10yr/Baa1[2]	12/20/18	GSI	198,400	4,241	1.400	4,804
CDX–IG14–10yr/Baa1[3]	6/20/20	BOANA	100,000	163	1.000	(1,388)
CDX–IG16–10yr/Baa1[4]	6/20/21	GSI	200,000	4,187	1.000	(1,155)
Credit Protection Purchased
XLCapital Ltd.	12/20/13	GSI	8,500	(1,318)	(5.000)	(1,533)
						728

1 GSI—Goldman Sachs International.
BOANA—Bank of America, N.A.
2 Investment Grade Corporate Credit Default Swap Index—Version 11.
3 Investment Grade Corporate Credit Default Swap Index—Version 14.
4 Investment Grade Corporate Credit Default Swap Index—Version 16.

At July 31, 2011, counterparties had deposited in segregated accounts securities with a value sufficient to cover substantially all amounts due to the fund in connection with open swap contracts.

F. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $3,237,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

Long-Term Investment-Grade Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2011, the fund had available capital loss carryforwards totaling $72,893,000 to offset future net capital gains of $4,200,000 through January 31, 2017, and $68,693,000 through January 31, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2011, the cost of investment securities for tax purposes was $9,111,853,000. Net unrealized appreciation of investment securities for tax purposes was $984,457,000, consisting of unrealized gains of $1,004,279,000 on securities that had risen in value since their purchase and $19,822,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended July 31, 2011, the fund purchased $1,360,438,000 of investment securities and sold $819,682,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $287,045,000 and $311,645,000, respectively.

H. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2011	January 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	352,837	37,826	1,021,926	109,366
Issued in Lieu of Cash Distributions	101,676	10,756	205,699	21,953
Redeemed	(470,780)	(49,932)	(1,607,446)	(171,100)
Net Increase (Decrease)—Investor Shares	(16,267)	(1,350)	(379,821)	(39,781)
Admiral Shares
Issued	697,409	74,394	2,022,967	216,011
Issued in Lieu of Cash Distributions	139,394	14,742	232,733	24,801
Redeemed	(363,164)	(38,667)	(1,090,253)	(117,091)
Net Increase (Decrease)—Admiral Shares	473,639	50,469	1,165,447	123,721

I. In preparing the financial statements as of July 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

High-Yield Corporate Fund

Fund Profile
As of July 31, 2011

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWEHX	VWEAX
Expense Ratio[1]	0.25%	0.13%
30-Day SEC Yield	5.90%	6.02%

Financial Attributes
		Barclays	Barclays
		Corporate Aggregate
		High Yield	Bond
	Fund	Index	Index
Number of Bonds	348	1,929	7,912
Yield to Maturity
(before expenses)	6.3%	7.6%	2.6%
Average Coupon	7.5%	8.3%	4.2%
Average Duration	4.7 years	4.3 years	5.2 years
Average Effective
Maturity	5.5 years	6.9 years	7.4 years
Short-Term
Reserves	1.3%	—	—

Sector Diversification (% of portfolio)
Basic Industry	8.2%
Capital Goods	6.4
Communication	17.4
Consumer Cyclical	14.5
Consumer Non-Cyclical	14.1
Energy	6.0
Finance	14.4
Technology	7.8
Transportation	1.3
Treasury/Agency	2.3
Utilities	7.6

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	Corporate	Aggregate
	High Yield	Bond
	Index	Index
R-Squared	0.96	0.15
Beta	0.84	1.34

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	9.1%
1 - 5 Years	36.7
5 - 10 Years	45.2
10 - 20 Years	3.1
20 - 30 Years	1.9
Over 30 Years	4.0

Distribution by Credit Quality (% of portfolio)
Aaa	2.3%
Baa	3.0
Ba	48.1
B	43.0
Caa	2.4
Not Rated	1.2

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 26, 2011, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2011, the annualized expense ratios were 0.25% for Investor Shares and 0.13% for Admiral Shares.

High-Yield Corporate Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2001, Through July 31, 2011

				Barclays
				Corporate
				High Yield
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2002	8.53%	-9.63%	-1.10%	-1.37%
2003	8.27	-5.72	2.55	1.17
2004	8.54	7.93	16.47	27.20
2005	7.50	-0.16	7.34	8.90
2006	7.02	-3.13	3.89	4.51
2007	7.41	0.48	7.89	11.32
2008	7.13	-6.43	0.70	-0.60
2009	6.83	-23.02	-16.19	-20.67
2010	10.36	22.32	32.68	51.15
2011	8.23	5.47	13.70	16.19
2012	3.59	0.69	4.28	3.90
Note: For 2012, performance data reflect the six months ended July 31, 2011.

Average Annual Total Returns: Periods Ended June 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	12/27/1978	13.77%	7.11%	7.91%	-1.21%	6.70%
Admiral Shares	11/12/2001	13.91	7.25	8.00[1]	-0.96[1]	7.04[1]
1 Return since inception.

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

High-Yield Corporate Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of July 31, 2011

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	2.250%	5/31/14	92,825	97,379	0.7%
	United States Treasury Note/Bond	4.250%	8/15/15	75,000	84,902	0.6%
	United States Treasury Note/Bond	4.000%	11/15/12	69,315	72,619	0.5%
	United States Treasury Note/Bond	4.250%	8/15/13	56,900	61,372	0.5%
Total U.S. Government and Agency Obligations (Cost $301,718)					316,272	2.3%
Corporate Bonds
Finance
	Banking
1	LBG Capital No.1 PLC	7.875%	11/1/20	81,952	76,830	0.5%
1	Banking—Other †				67,697	0.5%
	Finance Companies
	Ally Financial Inc.	8.000%	3/15/20	120,675	129,726	0.9%
	Ally Financial Inc.	8.300%	2/12/15	74,645	81,736	0.6%
	Ally Financial Inc.	7.500%	9/15/20	67,975	71,204	0.5%
	Ally Financial Inc.	8.000%	11/1/31	37,015	39,699	0.3%
1	CIT Group Inc.	7.000%	5/2/17	170,406	170,406	1.2%
^,1	CIT Group Inc.	6.625%	4/1/18	120,655	126,386	0.9%
1	CIT Group Inc.	7.000%	5/2/16	98,911	99,035	0.7%
1	CIT Group Inc.	7.000%	5/1/14–5/4/15	25,152	25,259	0.2%
[2,3]	CIT Group Inc. Bank Loan	6.250%	8/11/15	8,130	8,146	0.1%
1	International Lease
	Finance Corp.	5.750%–8.750%	9/1/14–12/15/20	314,352	337,245	2.5%
	SLM Corp.	6.250%	1/25/16	80,090	83,934	0.6%
	SLM Corp.	8.000%–8.450%	6/15/18–3/25/20	102,425	112,840	0.8%
1	Finance Companies—Other †				53,570	0.4%
	Insurance
4	Hartford Financial
	Services Group Inc.	8.125%	6/15/18	94,960	102,310	0.7%

High-Yield Corporate Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
1 Insurance—Other †				201,374	1.5%
Other Finance †				26,165	0.2%
				1,813,562	13.1%
Industrial
Basic Industry
1 Georgia-Pacific LLC	7.125%	1/15/17	78,040	82,722	0.6%
1 Basic Industry—Other †				953,642	6.9%
Capital Goods
1 Case New Holland Inc.	7.875%	12/1/17	91,025	102,858	0.7%
1 Fibria Overseas Finance Ltd.	7.500%	5/4/20	83,061	91,450	0.7%
1 Reynolds Group Issuer Inc/
Reynolds Group Issuer LLC/
Reynolds Group Issuer
Luxembourg SA	8.500%	10/15/16	73,325	76,441	0.6%
1 Capital Goods—Other †				593,804	4.3%
Communication
Cablevision Systems Corp.	7.750%–8.625%	9/15/17–4/15/18	59,290	65,105	0.5%
CCO Holdings LLC/
CCO Holdings
Capital Corp.	6.500%–8.125%	10/30/17–4/30/21	191,650	201,433	1.5%
Cricket Communications Inc.	7.750%	10/15/20	97,250	97,372	0.7%
CSC Holdings LLC	7.625%	7/15/18	79,045	86,752	0.6%
CSC Holdings LLC	7.875%–8.625%	4/15/14–2/15/19	60,640	67,715	0.5%
1 DISH DBS Corp.	6.750%	6/1/21	108,715	111,976	0.8%
Frontier Communications
Corp.	7.875%–8.750%	5/1/14–4/15/22	181,175	199,122	1.4%
1 Intelsat Jackson
Holdings SA	7.250%	10/15/20	107,065	107,868	0.8%
1 Intelsat Jackson
Holdings SA	7.250%–9.500%	6/15/16–4/1/21	94,760	96,877	0.7%
MetroPCS Wireless Inc.	6.625%	11/15/20	75,800	75,800	0.5%
1 Wind Acquisition Finance SA	11.750%	7/15/17	75,775	84,110	0.6%
1 Communication—Other †				1,099,338	8.0%
Consumer Cyclical
^ Ford Motor Co.	6.625%–7.450%	10/1/28–7/16/31	36,955	38,723	0.3%
Ford Motor Credit Co. LLC	7.000%	10/1/13	114,970	123,305	0.9%
Ford Motor Credit Co. LLC	5.000%–8.125%	12/15/16–1/15/20	186,005	203,905	1.5%
1 QVC Inc.	7.500%	10/1/19	68,345	75,521	0.5%
1 TRW Automotive Inc.	7.000%	3/15/14	82,555	90,191	0.7%
1 TRW Automotive Inc.	7.250%	3/15/17	44,280	48,653	0.3%
Wynn Las Vegas LLC/
Wynn Las Vegas Capital Corp.	7.750%	8/15/20	73,000	80,665	0.6%
1 Consumer Cyclical—Other †				1,225,732	8.9%
Consumer Noncyclical
ARAMARK Corp.	8.500%	2/1/15	98,490	101,937	0.7%
1 BFF International Ltd.	7.250%	1/28/20	58,475	65,203	0.5%
Biomet Inc.	10.000%	10/15/17	62,020	67,912	0.5%
CHS/Community
Health Systems Inc.	8.875%	7/15/15	118,160	121,705	0.9%
Constellation Brands Inc.	7.250%	9/1/16	65,188	71,870	0.5%
HCA Inc.	6.500%	2/15/20	119,285	121,074	0.9%
HCA Inc.	9.250%	11/15/16	99,230	105,804	0.8%
HCA Inc.	6.375%	1/15/15	96,955	98,652	0.7%
HCA Inc.	6.500%	2/15/16	69,575	70,793	0.5%

High-Yield Corporate Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
	HCA Inc.	5.750%–9.875%	3/15/14–6/15/25	62,181	67,448	0.5%
1	IMS Health Inc.	12.500%	3/1/18	76,475	90,432	0.6%
1	Mylan Inc.	6.000%	11/15/18	67,840	69,536	0.5%
	Tenet Healthcare Corp.	8.875%	7/1/19	63,575	70,568	0.5%
	Tenet Healthcare Corp.	9.000%–10.000%	2/1/15–5/1/18	72,175	78,918	0.6%
1	Warner Chilcott Co. LLC/
	Warner Chilcott Finance LLC	7.750%	9/15/18	93,262	94,195	0.7%
1	Consumer Noncyclical—Other †				604,162	4.4%
	Energy
1	Expro Finance
	Luxembourg SCA	8.500%	12/15/16	70,410	70,692	0.5%
	Peabody Energy Corp.	7.375%	11/1/16	69,675	78,907	0.6%
	Pioneer Natural
	Resources Co.	6.650%	3/15/17	68,845	75,041	0.5%
	Pioneer Natural
	Resources Co.	5.875%–7.200%	7/15/16–1/15/28	86,990	93,912	0.7%
1	Energy—Other †				615,014	4.4%
	Other Industrial †				65,213	0.5%
	Technology
1	First Data Corp.	8.250%	1/15/21	65,975	64,655	0.5%
^,1	Freescale
	Semiconductor Inc.	8.875%–10.125%	12/15/14–4/15/18	100,337	109,553	0.8%
[2,3]	Freescale
	Semiconductor, Inc.
	Bank Loan	4.436%	12/1/16	58,116	57,762	0.4%
1	Seagate HDD Cayman	6.875%–7.000%	5/1/20–11/1/21	86,490	86,768	0.6%
	Seagate Technology
	HDD Holdings	6.800%	10/1/16	33,035	34,935	0.3%
1	Seagate Technology
	International	10.000%	5/1/14	46,912	54,007	0.4%
	SunGard Data
	Systems Inc.	7.375%–10.250%	8/15/15–11/15/20	136,974	139,583	1.0%
1	Technology—Other †				472,953	3.4%
	Transportation
1	Hertz Corp.	6.750%	4/15/19	66,675	66,341	0.5%
1	Transportation—Other †				105,428	0.7%
					10,172,053	73.7%
Utilities
	Electric
	AES Corp.	7.750%–8.000%	10/15/15–6/1/20	110,536	119,153	0.8%
1	Calpine Corp.	7.250%	10/15/17	121,118	124,146	0.9%
1	Calpine Corp.	7.500%	2/15/21	48,550	50,249	0.4%
1	Ipalco Enterprises Inc.	5.000%–7.250%	4/1/16–5/1/18	26,495	28,018	0.2%
	NRG Energy Inc.	7.375%	1/15/17	89,225	93,463	0.7%
1	Electric—Other †				257,041	1.8%
	Natural Gas
	El Paso Corp.	7.250%	6/1/18	66,150	75,742	0.5%
	El Paso Corp.	6.500%–7.000%	6/15/17–9/15/20	57,480	64,047	0.5%
	Energy Transfer Equity LP	7.500%	10/15/20	78,360	83,649	0.6%
1	Natural Gas—Other †				133,714	1.0%
					1,029,222	7.4%
Total Corporate Bonds (Cost $12,181,475)					13,014,837	94.2%

High-Yield Corporate Fund

				Market	Percentage
		Maturity		Value	of Net
	Coupon	Date	Shares	($000)	Assets
Equities
Citigroup Capital XIII Pfd.			4,765,000	129,131	1.0%
Equities—Other †				32,334	0.2%
Total Equities (Cost $181,086)				161,465	1.2%
Temporary Cash Investments
Money Market Fund
[5,6] Vanguard Market Liquidity Fund	0.114%		8,689,750	8,690	0.1%

			Face
			Amount
			($000)
Repurchase Agreement
Banc of America Securities, LLC
(Dated 7/29/11, Repurchase Value
$180,603,000, collateralized by
Federal Home Loan Mortgage
Corp. 2.553%–4.990%,
1/1/25–4/1/38, Federal National
Mortgage Assn. 3.235%–5.734%,
9/1/14–5/1/41)	0.180%	8/1/11	180,600	180,600	1.3%
Total Temporary Cash Investments (Cost $189,290)				189,290	1.4%
Total Investments (Cost $12,853,569)				13,681,864	99.1%
Other Assets and Liabilities
Other Assets				330,693	2.4%
Liabilities[5]				(206,067)	(1.5%)
				124,626	0.9%
Net Assets				13,806,490	100.0%

High-Yield Corporate Fund

At July 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	13,999,331
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(1,021,136)
Unrealized Appreciation (Depreciation)	828,295
Net Assets	13,806,490

Investor Shares—Net Assets
Applicable to 880,623,824 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,121,551
Net Asset Value Per Share—Investor Shares	$5.82

Admiral Shares—Net Assets
Applicable to 1,493,329,625 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	8,684,939
Net Asset Value Per Share—Admiral Shares	$5.82

See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $8,432,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2011, the aggregate value of these securities was $4,559,170,000, representing 33.0% of net assets.
2 Adjustable-rate security.
3 Certain of the fund’s securities are senior, secured, high-yield floating-rate loans. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At July 31, 2011, the aggregate value of these securities was $343,494,000, representing 2.5% of net assets.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Includes $8,690,000 of collateral received for securities on loan.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Statement of Operations

Six Months Ended
July 31, 2011
($000)
Investment Income
Income
Dividends	7,687
Interest	486,597
Security Lending	488
Total Income	494,772
Expenses
Investment Advisory Fees—Note B	2,250
The Vanguard Group—Note C
Management and Administrative—Investor Shares	4,515
Management and Administrative—Admiral Shares	3,322
Marketing and Distribution—Investor Shares	704
Marketing and Distribution—Admiral Shares	850
Custodian Fees	58
Shareholders’ Reports—Investor Shares	100
Shareholders’ Reports—Admiral Shares	24
Trustees Fees and Expenses	14
Total Expenses	11,837
Net Investment Income	482,935
Realized Net Gain (Loss) on Investment Securities Sold	61,715
Change in Unrealized Appreciation (Depreciation) of Investment Securities	26,037
Net Increase (Decrease) in Net Assets Resulting from Operations	570,687

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2011	2011
	($000)	(000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	482,935	926,710
Realized Net Gain (Loss)	61,715	181,080
Change in Unrealized Appreciation (Depreciation)	26,037	453,051
Net Increase (Decrease) in Net Assets Resulting from Operations	570,687	1,560,841
Distributions
Net Investment Income
Investor Shares	(177,201)	(415,837)
Admiral Shares	(305,734)	(510,873)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(482,935)	(926,710)
Capital Share Transactions
Investor Shares	178,745	(1,114,890)
Admiral Shares	311,674	2,110,806
Net Increase (Decrease) from Capital Share Transactions	490,419	995,916
Total Increase (Decrease)	578,171	1,630,047
Net Assets
Beginning of Period	13,228,319	11,598,272
End of Period	13,806,490	13,228,319

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2011	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$5.78	$5.48	$4.48	$5.82	$6.22	$6.19
Investment Operations
Net Investment Income	.205	.422	.409	.430	.446	.438
Net Realized and Unrealized Gain (Loss)
on Investments	.040	.300	1.000	(1.340)	(.400)	.030
Total from Investment Operations	.245	.722	1.409	(.910)	.046	.468
Distributions
Dividends from Net Investment Income	(.205)	(.422)	(.409)	(.430)	(.446)	(.438)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.205)	(.422)	(.409)	(.430)	(.446)	(.438)
Net Asset Value, End of Period	$5.82	$5.78	$5.48	$4.48	$5.82	$6.22

Total Return[1]	4.28%	13.70%	32.68%	-16.19%	0.70%	7.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,122	$4,909	$5,730	$3,944	$4,602	$5,146
Ratio of Total Expenses to
Average Net Assets	0.25%	0.25%	0.28%	0.27%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	7.05%	7.59%	8.15%	8.33%	7.34%	7.13%
Portfolio Turnover Rate	27%	38%	32%	21%	26%	47%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2011	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$5.78	$5.48	$4.48	$5.82	$6.22	$6.19
Investment Operations
Net Investment Income	.208	.429	.415	.437	.454	.446
Net Realized and Unrealized Gain (Loss)
on Investments	.040	.300	1.000	(1.340)	(.400)	.030
Total from Investment Operations	.248	.729	1.415	(.903)	.054	.476
Distributions
Dividends from Net Investment Income	(.208)	(.429)	(.415)	(.437)	(.454)	(.446)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.208)	(.429)	(.415)	(.437)	(.454)	(.446)
Net Asset Value, End of Period	$5.82	$5.78	$5.48	$4.48	$5.82	$6.22

Total Return[1]	4.34%	13.84%	32.84%	-16.09%	0.83%	8.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,685	$8,320	$5,868	$3,885	$4,287	$4,320
Ratio of Total Expenses to
Average Net Assets	0.13%	0.13%	0.15%	0.15%	0.13%	0.13%
Ratio of Net Investment Income to
Average Net Assets	7.17%	7.71%	8.28%	8.45%	7.46%	7.26%
Portfolio Turnover Rate	27%	38%	32%	21%	26%	47%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Notes to Financial Statements

Vanguard High-Yield Corporate Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Repurchase Agreements: The fund invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2008–2011), and for the period ended July 31, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Security Lending: The fund has lent its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan. Effective in August 2011, the fund is no longer permitted to lend its securities.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

High-Yield Corporate Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2011, the investment advisory fee represented an effective annual rate of 0.03% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2011, the fund had contributed capital of $2,156,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.86% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of July 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	316,272	—
Corporate Bonds	—	13,014,837	—
Equities	161,465	—	—
Temporary Cash Investments	8,690	180,600	—
Total	170,155	13,511,709	—

The following table summarizes changes in investments valued based on Level 3 inputs during the six months ended July 31, 2011:

Investments in
Corporate Bonds
Amount Valued Based on Level 3 Inputs	($000)
Balance as of January 31, 2011	3
Transfers In and/or Out of Level 3	(3)
Balance as of July 31, 2011	—

High-Yield Corporate Fund

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2011, the fund had available capital loss carryforwards totaling $1,079,306,000 to offset future net capital gains of $53,881,000 through January 31, 2012, $19,765,000 through January 31, 2016, $595,940,000 through January 31, 2017, and $409,720,000 through January 31, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2011, the cost of investment securities for tax purposes was $12,853,569,000. Net unrealized appreciation of investment securities for tax purposes was $828,295,000, consisting of unrealized gains of $897,696,000 on securities that had risen in value since their purchase and $69,401,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2011, the fund purchased $2,435,932,000 of investment securities and sold $1,702,111,000 of investment securities, other than temporary cash investments. There were no purchases or sales of U.S. government securities.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2011	January 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	624,284	107,844	1,539,516	273,627
Issued in Lieu of Cash Distributions	146,932	25,240	333,502	59,580
Redeemed[1]	(592,471)	(102,071)	(2,987,908)	(529,250)
Net Increase (Decrease)—Investor Shares	178,745	31,013	(1,114,890)	(196,043)
Admiral Shares
Issued	833,773	143,290	3,158,724	556,800
Issued in Lieu of Cash Distributions	203,227	34,910	335,238	59,741
Redeemed[1]	(725,326)	(124,930)	(1,383,156)	(247,408)
Net Increase (Decrease)—Admiral Shares	311,674	53,270	2,110,806	369,133
1 Net of redemption fees for fiscal 2012 and 2011 of $1,453,000 and $3,888,000, respectively (fund totals).

H. In preparing the financial statements as of July 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended July 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	1/31/2011	7/31/2011	Period
Based on Actual Fund Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,016.79	$1.05
Admiral Shares	1,000.00	1,017.31	0.55
Institutional Shares	1,000.00	1,017.51	0.35
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,049.44	$1.07
Admiral Shares	1,000.00	1,050.03	0.51
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,096.41	$1.20
Admiral Shares	1,000.00	1,097.03	0.62
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,042.84	$1.27
Admiral Shares	1,000.00	1,043.42	0.66

Six Months Ended July 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	1/31/2011	7/31/2011	Period
Based on Hypothetical 5% Yearly Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,023.75	$1.05
Admiral Shares	1,000.00	1,024.25	0.55
Institutional Shares	1,000.00	1,024.45	0.35
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,023.75	$1.05
Admiral Shares	1,000.00	1,024.30	0.50
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,023.65	$1.15
Admiral Shares	1,000.00	1,024.20	0.60
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,023.55	$1.25
Admiral Shares	1,000.00	1,024.15	0.65

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Investment-Grade Fund, 0.21% for Investor Shares, 0.11% for Admiral Shares, and 0.07% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.21% for Investor Shares and 0.10% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.23% for Investor Shares and 0.12% for Admiral Shares; for the High-Yield Corporate Fund, 0.25% for Investor Shares and 0.13% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Short-Term and Intermediate-Term Investment-Grade Funds has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for the funds. The board also has renewed the investment advisory agreements between Vanguard Long-Term Investment-Grade and High-Yield Corporate Funds and the funds’ advisor, Wellington Management Company, LLP. The board determined that renewing each fund’s advisory arrangement was in the best interests of the funds and their shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services
The board considered the quality of each fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Wellington Management Company, LLP. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The firm has managed the Long-Term Investment-Grade and High-Yield Corporate Funds since their inceptions. The firm and the funds’ management teams have depth and stability. The portfolio managers of the funds are backed by well-tenured teams of research analysts who conduct fundamental analysis. Wellington Management has provided high-quality advisory services for the Long-Term Investment-Grade and High-Yield Corporate Funds and has demonstrated strong organizational depth and stability over both the short and long term.

The Vanguard Group, Inc. Vanguard has been managing investments for more than three decades and has advised the Short-Term and Intermediate-Term Investment-Grade Funds since their inceptions. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the funds, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The board concluded that each fund has performed in line with expectations, and that its performance results have been competitive versus its benchmark and peer group. The board noted that shortfalls in the long-term performance of the High-Yield Corporate Fund versus its benchmark and peer-group average are a result of the fund’s higher-quality bias in an environment that has favored lower-quality bonds. Securities selection in financial services and utilities, in addition to an allocation to U.S. Treasuries, also weighed on results. Information about each fund’s most recent performance can be found in the Performance Summary sections of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory fee rate was also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections, which also include information about the advisory expenses.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fees for the Long-Term Investment-Grade and High-Yield Corporate Funds, because Wellington Management is independent of Vanguard, and the advisory fees are the result of arm’slength negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the Long-Term Investment-Grade and High-Yield Corporate Funds’ shareholders benefit from economies of scale because of the breakpoints in each fund’s advisory fee schedule with Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board concluded that with regard to the Short-Term and Intermediate-Term Investment-Grade Funds, the funds’ low-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
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Oxfam America; Chairman of the Advisory Council
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of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
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Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
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1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
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Q392 092011

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (12.5%)
U.S. Government Securities (12.2%)
	United States Treasury Note/Bond	1.000%	12/31/11	32,500	32,607
1	United States Treasury Note/Bond	1.375%	2/15/12	234,500	235,928
	United States Treasury Note/Bond	0.875%	2/29/12	17,485	17,545
	United States Treasury Note/Bond	1.000%	3/31/12	579,500	582,397
	United States Treasury Note/Bond	1.375%	4/15/12	200,000	201,562
	United States Treasury Note/Bond	1.375%	5/15/12	100,000	100,859
	United States Treasury Note/Bond	1.875%	6/15/12	50,000	50,696
	United States Treasury Note/Bond	1.500%	7/15/12	150,000	151,734
	United States Treasury Note/Bond	4.125%	8/31/12	70,000	72,876
	United States Treasury Note/Bond	0.375%	9/30/12	150,000	150,117
	United States Treasury Note/Bond	0.625%	12/31/12	106,000	106,464
	United States Treasury Note/Bond	1.375%	1/15/13	390,000	396,033
	United States Treasury Note/Bond	0.625%	1/31/13	150,000	150,679
	United States Treasury Note/Bond	1.375%	2/15/13	194,000	197,121
	United States Treasury Note/Bond	0.625%	2/28/13	150,000	150,679
	United States Treasury Note/Bond	1.375%	3/15/13	194,500	197,783
	United States Treasury Note/Bond	0.750%	3/31/13	250,000	251,640
	United States Treasury Note/Bond	1.750%	4/15/13	100,000	102,391
	United States Treasury Note/Bond	0.625%	4/30/13	175,654	176,478
	United States Treasury Note/Bond	1.375%	5/15/13	200,000	203,626
	United States Treasury Note/Bond	0.500%	5/31/13	149,984	150,383
	United States Treasury Note/Bond	1.125%	6/15/13	150,000	152,109
	United States Treasury Note/Bond	0.375%	6/30/13	114,826	114,862
	United States Treasury Note/Bond	0.375%	7/31/13	73,544	73,556
	United States Treasury Note/Bond	1.250%	2/15/14	124,760	127,314
	United States Treasury Note/Bond	1.250%	4/15/14	15,857	16,191
	United States Treasury Note/Bond	1.000%	5/15/14	59,406	60,251
	United States Treasury Note/Bond	0.750%	6/15/14	105,226	105,933
	United States Treasury Note/Bond	0.625%	7/15/14	224,774	225,336
	United States Treasury Note/Bond	1.250%	8/31/15	4,430	4,483
	United States Treasury Note/Bond	1.250%	10/31/15	5,231	5,277
	United States Treasury Note/Bond	2.250%	3/31/16	52,849	55,368
	United States Treasury Note/Bond	2.000%	4/30/16	21,472	22,224
	United States Treasury Note/Bond	1.750%	5/31/16	100,000	102,203
	United States Treasury Note/Bond	3.125%	10/31/16	70,000	75,961
					4,820,666
Conventional Mortgage-Backed Securities (0.1%)
2,3	Fannie Mae Pool	6.000%	12/1/16–5/1/17	8,568	9,325
2,3	Fannie Mae Pool	6.500%	12/1/11–9/1/16	6,878	7,515
2,3	Fannie Mae Pool	7.000%	10/1/11–4/1/13	25	26
2,3	Fannie Mae Pool	7.500%	3/1/15	59	62
2,3	Freddie Mac Gold Pool	6.000%	3/1/17–4/1/17	5,575	6,081
					23,009
Nonconventional Mortgage-Backed Securities (0.2%)
2,3	Fannie Mae Pool	2.250%	12/1/32	931	960
2,3	Fannie Mae Pool	2.375%	6/1/33	6,802	7,199
2,3	Fannie Mae Pool	2.460%	5/1/33	6,412	6,789
2,3	Fannie Mae Pool	2.518%	9/1/32	238	252
2,3	Fannie Mae Pool	2.560%	7/1/32	769	810
2,3	Fannie Mae Pool	2.671%	5/1/33	1,464	1,552
2,3	Fannie Mae Pool	2.868%	7/1/33	10,607	10,979
2,3	Fannie Mae Pool	2.910%	8/1/33	2,538	2,611
2,3	Fannie Mae Pool	2.911%	9/1/32	458	473
2,3	Fannie Mae Pool	3.001%	8/1/33	1,793	1,838
2,3	Fannie Mae Pool	3.021%	8/1/33	3,440	3,651
2,3	Fannie Mae Pool	5.235%	8/1/37	733	762
2,3	Fannie Mae Pool	5.486%	2/1/37	2,829	3,060
2,3	Freddie Mac Non Gold Pool	2.520%	9/1/32	1,061	1,134
2,3	Freddie Mac Non Gold Pool	2.609%	8/1/32	1,065	1,117
2,3	Freddie Mac Non Gold Pool	2.625%	8/1/32	1,513	1,575
2,3	Freddie Mac Non Gold Pool	2.711%	1/1/33–2/1/33	1,771	1,862

1

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2,3	Freddie Mac Non Gold Pool	2.968%	10/1/32	908	973
2,3	Freddie Mac Non Gold Pool	3.018%	9/1/32	1,500	1,546
2,3	Freddie Mac Non Gold Pool	3.204%	8/1/33	1,743	1,853
2,3	Freddie Mac Non Gold Pool	5.764%	8/1/37	8,130	8,534
					59,530
Total U.S. Government and Agency Obligations (Cost $4,866,584)					4,903,205
Asset-Backed/Commercial Mortgage-Backed Securities (20.1%)
2,4	Ally Auto Receivables Trust	3.050%	12/15/14	44,876	46,716
2	Ally Auto Receivables Trust	2.090%	5/15/15	49,000	50,249
2,4	Ally Auto Receivables Trust	3.000%	10/15/15	11,525	11,887
2	Ally Auto Receivables Trust	1.350%	12/15/15	15,000	15,052
2	Ally Auto Receivables Trust	2.230%	3/15/16	70,500	72,453
2,4	Ally Auto Receivables Trust	2.690%	2/15/17	18,850	19,246
2,4	Ally Master Owner Trust	3.470%	4/15/13	20,545	21,213
2,4	Ally Master Owner Trust	3.870%	4/15/13	10,900	11,279
2,4	Ally Master Owner Trust	4.250%	4/15/17	7,800	8,503
2,4	Ally Master Owner Trust	4.590%	4/15/17	15,500	16,731
2,5	Ally Master Owner Trust	1.257%	8/15/17	64,150	64,829
2,4,5	Ally Master Owner Trust	1.736%	8/15/17	39,172	39,485
2,4,5	Ally Master Owner Trust	2.136%	8/15/17	29,770	30,245
2,4,5	American Express Credit Account Master Trust	0.857%	12/15/16	6,100	6,095
2,5	American Express Credit Account Master Trust	1.437%	3/15/17	52,140	53,903
2,4	Americold LLC Trust	4.954%	1/14/29	2,860	3,012
2,4	Americold LLC Trust	6.030%	1/14/29	8,790	9,486
2,4	Americold LLC Trust	6.811%	1/14/29	14,130	15,052
2,5	AmeriCredit Automobile Receivables Trust	5.185%	1/6/15	21,644	21,826
2,5	AmeriCredit Automobile Receivables Trust	5.185%	4/6/15	29,613	29,913
2	Americredit Prime Automobile Receivable	2.900%	12/15/14	3,340	3,415
2,4,5	Arkle Master Issuer plc	1.510%	5/17/60	151,090	150,403
2,4,5	Arran Residential Mortgages Funding plc	1.661%	5/16/47	20,640	20,629
2,4,5	Arran Residential Mortgages Funding plc	1.787%	11/19/47	67,100	67,291
4	BA Covered Bond Issuer	5.500%	6/14/12	36,600	37,830
2,5	BA Credit Card Trust	0.476%	6/15/14	5,260	5,254
2,5	BA Credit Card Trust	0.257%	12/15/16	13,720	13,681
2,5	BA Credit Card Trust	0.227%	11/15/19	61,370	60,600
2	Banc of America Funding Corp.	4.359%	9/20/46	45,260	33,448
2	Banc of America Merrill Lynch Commercial Mortgage
	Inc.	5.334%	9/10/45	12,454	12,458
2,5	Banc of America Merrill Lynch Commercial Mortgage
	Inc.	5.646%	4/10/49	23,534	25,396
2	Banc of America Mortgage Securities Inc.	3.814%	9/25/32	25	25
2	Banc of America Mortgage Securities Inc.	2.883%	7/25/33	2,796	2,680
2,4	Bank of America Auto Trust	3.520%	6/15/16	29,583	30,439
2,4	Bank of America Auto Trust	3.030%	10/15/16	73,416	75,437
2,4,5	Bank of America Student Loan Trust	1.053%	2/25/43	77,583	77,272
2,5	Bank One Issuance Trust	0.987%	2/15/17	6,600	6,564
2	Bear Stearns Adjustable Rate Mortgage Trust	4.085%	10/25/36	53,149	35,334
2	Bear Stearns Adjustable Rate Mortgage Trust	5.222%	5/25/47	43,664	29,534
2,5	Bear Stearns Commercial Mortgage Securities	5.715%	6/11/40	14,563	16,020
2	Bear Stearns Commercial Mortgage Securities	5.478%	10/12/41	33,589	33,625
2	Bear Stearns Commercial Mortgage Securities	5.574%	6/11/50	20,000	20,462
2	Bear Stearns Commercial Mortgage Securities	5.613%	6/11/50	15,000	15,602
2,5	Brazos Higher Education Authority	0.447%	6/25/26	15,150	13,991
2,5	Brazos Higher Education Authority	1.157%	5/25/29	56,214	56,080
2,5	Brazos Higher Education Authority	1.057%	2/25/30	70,400	69,944
2,5	Capital One Multi-Asset Execution Trust	0.487%	6/16/14	20,950	20,947
2,5	Capital One Multi-Asset Execution Trust	0.506%	7/15/14	26,100	26,084
2,5	Capital One Multi-Asset Execution Trust	0.487%	11/15/14	32,150	32,063
2,5	Capital One Multi-Asset Execution Trust	2.437%	7/15/16	33,411	34,014
2,5	Capital One Multi-Asset Execution Trust	1.236%	12/15/16	2,940	2,910
2,5	Capital One Multi-Asset Execution Trust	0.277%	8/15/18	5,500	5,439
2,5	Capital One Multi-Asset Execution Trust	0.277%	6/17/19	36,860	36,319

2

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2,5	Capital One Multi-Asset Execution Trust	0.236%	11/15/19	27,690	27,189
2,5	Capital One Multi-Asset Execution Trust	0.267%	12/16/19	261,055	256,703
2,5	Capital One Multi-Asset Execution Trust	0.227%	7/15/20	166,795	163,022
2	CarMax Auto Owner Trust	2.040%	10/15/15	29,000	29,725
2,4,5	CFCRE Commercial Mortgage Trust	5.552%	4/15/44	7,950	7,805
2,4,5	CFCRE Commercial Mortgage Trust	5.552%	4/15/44	2,880	2,696
2,5	Chase Issuance Trust	0.646%	4/15/19	28,600	27,910
2	Chrysler Financial Auto Securitization Trust	2.940%	6/8/13	10,153	10,154
2,4	Chrysler Financial Auto Securitization Trust	6.250%	5/8/14	33,555	34,302
2,4	Chrysler Financial Auto Securitization Trust	5.570%	8/8/14	33,555	34,293
2,4	Chrysler Financial Auto Securitization Trust	6.540%	11/10/14	16,600	17,205
2	Chrysler Financial Auto Securitization Trust	3.520%	8/8/16	26,000	26,499
2,4	CIT Equipment Collateral	1.510%	5/15/12	3,647	3,648
2,4	CIT Equipment Collateral	2.410%	5/15/13	35,700	35,978
2,5	Citibank Credit Card Issuance Trust	0.596%	7/15/14	78,915	78,740
2,5	Citibank Credit Card Issuance Trust	0.586%	2/20/15	32,725	32,564
2	Citibank Credit Card Issuance Trust	4.900%	6/23/16	83,000	92,334
2,5	Citibank Credit Card Issuance Trust	0.657%	3/24/17	4,380	4,305
2,5	Citibank Credit Card Issuance Trust	1.386%	5/22/17	22,500	23,355
2,5	Citibank Credit Card Issuance Trust	0.289%	12/17/18	64,625	63,875
2,5	Citibank Credit Card Issuance Trust	0.307%	12/17/18	31,075	30,786
2	Citibank Credit Card Issuance Trust	5.650%	9/20/19	24,075	28,469
2,5	Citibank Credit Card Issuance Trust	1.561%	5/20/20	61,200	65,690
2,4,5	Citibank Omni Master Trust	2.936%	8/15/18	39,880	42,008
2,4	Citibank Omni Master Trust	5.350%	8/15/18	77,575	85,654
2,4	Citibank Omni Master Trust	4.900%	11/15/18	117,645	128,665
2,4	CitiFinancial Auto Issuance Trust	2.590%	10/15/13	59,700	60,412
2,4	CitiFinancial Auto Issuance Trust	3.150%	8/15/16	16,125	16,588
2	Citigroup Mortgage Loan Trust Inc.	5.630%	7/25/37	25,565	18,292
2	Citigroup/Deutsche Bank Commercial Mortgage Trust	5.205%	12/11/49	60,025	60,989
2,4	CLI Funding LLC	4.500%	3/18/26	20,886	20,604
2	CNH Equipment Trust	5.280%	11/15/12	626	628
2	CNH Equipment Trust	3.000%	8/17/15	27,600	28,378
2	CNH Equipment Trust	1.750%	5/16/16	57,000	57,502
2	CNH Equipment Trust	1.740%	1/17/17	75,500	76,444
2	Commercial Mortgage Pass Through Certificates	5.811%	12/10/49	18,693	18,844
2	Countrywide Home Loan Mortgage Pass Through Trust	2.770%	11/19/33	3,984	3,487
2	Countrywide Home Loan Mortgage Pass Through Trust	2.693%	3/20/36	24,036	12,158
2	Countrywide Home Loan Mortgage Pass Through Trust	4.822%	2/25/47	30,642	17,066
4	Credit Suisse AG	2.600%	5/27/16	12,865	13,175
2	Credit Suisse Mortgage Capital Certificates	5.819%	6/15/38	25,230	27,883
2	Credit Suisse Mortgage Capital Certificates	5.702%	6/15/39	31,714	32,130
2	Credit Suisse Mortgage Capital Certificates	5.589%	9/15/40	29,100	29,604
2,4,5	DBUBS Mortgage Trust	5.446%	7/10/44	21,500	20,011
2,4,5	DBUBS Mortgage Trust	5.557%	11/10/46	14,200	13,681
2,5	Discover Card Master Trust	0.537%	8/15/16	93,500	93,780
2,5	Discover Card Master Trust	0.767%	3/15/18	181,400	183,180
2,5	Discover Card Master Trust I	0.267%	1/19/16	74,288	74,134
2,5	Discover Card Master Trust I	0.267%	9/15/16	21,500	21,406
2,4	Enterprise Fleet Financing LLC	1.430%	10/20/16	55,600	55,639
2,4	Enterprise Fleet Financing LLC	1.900%	10/20/16	12,300	12,312
2,4	Extended Stay America Trust	4.220%	11/5/27	17,400	17,372
2,4	Extended Stay America Trust	4.860%	11/5/27	20,900	21,030
2	First Horizon Asset Securities Inc.	5.524%	11/25/36	17,727	12,896
2,5	First Horizon Asset Securities Inc.	5.341%	1/25/37	42,759	30,297
2	Ford Credit Auto Owner Trust	2.980%	8/15/14	12,925	13,330
2	Ford Credit Auto Owner Trust	2.930%	11/15/15	5,900	6,149
2	Ford Credit Auto Owner Trust	3.220%	3/15/16	6,040	6,305
2,4,5	Ford Credit Floorplan Master Owner Trust	1.837%	12/15/14	42,980	43,689
2,4,5	Ford Credit Floorplan Master Owner Trust	2.437%	12/15/14	17,280	17,635
2,4,5	Ford Credit Floorplan Master Owner Trust	2.837%	12/15/14	88,458	90,471
2,4,5	Ford Credit Floorplan Master Owner Trust	1.887%	2/15/17	115,517	119,780
2,4	Ford Credit Floorplan Master Owner Trust	4.200%	2/15/17	22,356	24,362
2,4	Ford Credit Floorplan Master Owner Trust	4.990%	2/15/17	21,000	22,949

3

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2,4,5	Fosse Master Issuer plc	1.750%	10/18/54	166,100	166,681
4	FUEL Trust	3.984%	6/15/16	41,200	41,847
2	GE Capital Commercial Mortgage Corp.	4.353%	6/10/48	6,512	6,528
2	GMAC Mortgage Corp. Loan Trust	5.158%	11/19/35	7,517	6,291
2,5	Granite Master Issuer plc	0.227%	12/17/54	4,204	4,004
2,5	Granite Master Issuer plc	0.326%	12/20/54	12,517	11,961
2,4	Great America Leasing Receivables	2.340%	4/15/16	19,525	19,947
2	Greenwich Capital Commercial Funding Corp.	5.224%	4/10/37	9,600	10,377
2	Greenwich Capital Commercial Funding Corp.	5.881%	7/10/38	20,000	22,267
2,4	GS Mortgage Securities Corp. II	3.215%	2/10/21	14,370	14,403
2,4	GS Mortgage Securities Corp. II	3.563%	2/10/21	5,025	4,932
2,5	GS Mortgage Securities Corp. II	5.553%	4/10/38	30,765	33,466
2,4,5	GS Mortgage Securities Corp. II	5.230%	12/10/43	3,530	3,260
2,4	GS Mortgage Securities Corp. II	4.473%	3/10/44	7,180	7,434
2,4	GS Mortgage Securities Corp. II	4.753%	3/10/44	7,165	7,354
2,4	GS Mortgage Securities Corp. II	5.361%	3/10/44	9,340	9,388
2,4	GS Mortgage Securities Corp. II	5.543%	3/10/44	7,180	6,628
2	Harley-Davidson Motorcycle Trust	2.620%	3/15/14	34,821	35,070
2	Harley-Davidson Motorcycle Trust	2.400%	7/15/14	4,655	4,717
2	Harley-Davidson Motorcycle Trust	1.530%	9/15/15	28,400	28,681
2	Harley-Davidson Motorcycle Trust	3.320%	2/15/17	8,780	8,984
2	Harley-Davidson Motorcycle Trust	2.540%	4/15/17	8,000	8,124
2,4	Hertz Vehicle Financing LLC	5.290%	3/25/16	56,350	62,442
2,4	Hertz Vehicle Financing LLC	3.740%	2/15/17	81,900	86,210
2,4	Hertz Vehicle Financing LLC	3.290%	3/25/18	41,500	42,109
2,4,5	Holmes Master Issuer plc	1.649%	10/15/54	18,280	18,335
2	Hyundai Auto Receivables Trust	3.150%	3/15/16	37,850	39,278
2,4,5	Hyundai Floorplan Master Owner Trust	1.437%	11/17/14	18,710	18,907
2,5	Illinois Student Assistance Commission	1.303%	4/25/22	61,500	61,414
2,4	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.633%	12/5/27	38,550	43,035
2,4	JP Morgan Chase Commercial Mortgage Securities
	Corp.	4.608%	6/15/43	2,300	2,449
2,4	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.058%	6/15/43	1,800	1,935
2,4	JP Morgan Chase Commercial Mortgage Securities
	Corp.	3.615%	11/15/43	10,600	10,615
2,4	JP Morgan Chase Commercial Mortgage Securities
	Corp.	4.069%	11/15/43	8,380	8,205
2,4,5	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.531%	11/15/43	6,225	6,189
2,4,5	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.531%	11/15/43	7,100	6,545
2,4	JP Morgan Chase Commercial Mortgage Securities
	Corp.	4.387%	2/15/46	27,000	27,640
2,4	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.360%	2/15/46	22,625	20,729
2,4	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.533%	2/15/46	16,800	15,027
2	JP Morgan Chase Commercial Mortgage Securities
	Corp.	4.625%	3/15/46	8,445	8,483
2	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.298%	5/15/47	18,700	18,859
2	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.801%	6/15/49	50,700	51,910
2	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.827%	2/15/51	44,610	45,689
2,4,5	Kildare Securities Ltd.	0.310%	12/10/43	21,772	19,631
2	LB-UBS Commercial Mortgage Trust	5.869%	6/15/38	10,890	12,081
2	LB-UBS Commercial Mortgage Trust	5.303%	2/15/40	27,489	27,867
2	LB-UBS Commercial Mortgage Trust	5.318%	2/15/40	23,300	23,524
2	LB-UBS Commercial Mortgage Trust	5.866%	9/15/45	36,205	40,013
2,4	Macquarie Equipment Funding Trust	1.910%	4/20/17	16,000	16,185
2	Master Adjustable Rate Mortgages Trust	2.256%	4/25/34	4,759	4,298

4

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2,5	MBNA Credit Card Master Note Trust	1.537%	10/15/14	2,075	2,087
2,5	MBNA Credit Card Master Note Trust	0.606%	7/15/15	57,640	57,350
2,5	MBNA Credit Card Master Note Trust	1.537%	3/15/16	10,340	10,455
2,5	MBNA Credit Card Master Note Trust	1.087%	11/15/16	39,715	39,754
2	Merrill Lynch Mortgage Investors Inc.	1.902%	2/25/33	3,775	3,556
2	Merrill Lynch Mortgage Investors Inc.	2.747%	7/25/33	1,592	1,604
2	Merrill Lynch Mortgage Trust	4.556%	6/12/43	3,831	3,875
2	Merrill Lynch Mortgage Trust	5.722%	6/12/50	37,108	37,837
2	Merrill Lynch Mortgage Trust	5.425%	2/12/51	3,700	3,807
2	Merrill Lynch/Countrywide Commercial Mortgage Trust	5.282%	8/12/48	17,973	18,156
2	Merrill Lynch/Countrywide Commercial Mortgage Trust	5.693%	6/12/50	6,644	6,750
2	Merrill Lynch/Countrywide Commercial Mortgage Trust	5.331%	3/12/51	19,865	20,125
2,4	MMAF Equipment Finance LLC	2.100%	7/15/17	24,275	24,400
2,4	MMAF Equipment Finance LLC	3.040%	8/15/28	27,800	28,039
2,4	MMAF Equipment Finance LLC	3.510%	1/15/30	26,000	27,247
2	Morgan Stanley Capital I	5.640%	6/11/42	81,050	82,516
2,4	Morgan Stanley Capital I	4.700%	9/15/47	10,430	10,965
2,4,5	Morgan Stanley Capital I	5.256%	9/15/47	14,310	13,771
2	Morgan Stanley Capital I	5.090%	10/12/52	7,809	7,819
2	Morgan Stanley Mortgage Loan Trust	2.301%	6/25/36	20,757	16,212
2,4	Navistar Financial Corp. Owner Trust	1.990%	1/21/14	76,500	77,010
2,4,5	Navistar Financial Dealer Note Master Trust	1.637%	10/26/15	23,900	24,155
2	Nissan Auto Lease Trust	1.270%	10/15/16	22,600	22,724
2,4,5	Nissan Master Owner Trust Receivables	1.337%	1/15/15	116,600	117,815
2,4,5	Nordstrom Private Label Credit Card Master Note Trust	0.246%	5/15/15	113,210	112,758
2,5	North Carolina Education Assistance Authority Student
	Loan Revenue	1.153%	1/26/26	37,100	36,538
2,4,5	Permanent Master Issuer plc	1.399%	7/15/42	96,840	96,548
2,4,5	Permanent Master Issuer plc	1.649%	7/15/42	95,650	95,573
2,4	Rental Car Finance Corp.	2.510%	2/25/16	87,600	87,592
2	Residential Funding Mortgage Securities I	3.616%	8/25/36	35,073	25,084
2	Residential Funding Mortgage Securities I	5.688%	9/25/36	14,972	9,370
2,4,5	Silverstone Master Issuer plc	1.752%	1/21/55	97,950	98,511
2,4,5	SLM Student Loan Trust	1.186%	10/15/24	24,324	24,392
2,5	SLM Student Loan Trust	0.373%	1/27/25	72,687	70,362
2,5	SLM Student Loan Trust	0.353%	4/25/25	103,550	99,784
2,5	SLM Student Loan Trust	0.353%	10/25/25	51,758	49,470
2,5	SLM Student Loan Trust	0.363%	10/27/25	36,300	34,199
2,5	SLM Student Loan Trust	0.343%	1/26/26	66,950	62,342
2,5	SLM Student Loan Trust	0.363%	1/25/27	24,500	22,992
2,4	SLM Student Loan Trust	4.370%	4/17/28	12,200	12,783
2,4	SLM Student Loan Trust	3.740%	2/15/29	60,000	59,208
2,4,5	SMART Trust	1.037%	10/14/14	13,880	13,902
2,4	SMART Trust	1.770%	10/14/14	41,800	42,097
2,4,5	SMART Trust	1.689%	12/14/15	52,200	53,009
2,4	SMART Trust	2.520%	11/14/16	42,300	43,194
2,4	SMART Trust	2.310%	4/14/17	26,850	26,846
2,4	Sonic Capital LLC	5.438%	5/20/41	28,855	29,252
2,5	South Carolina Student Loan Corp.	1.253%	7/25/25	51,900	51,410
2,4	TAL Advantage LLC	4.310%	5/20/26	24,367	24,235
2,4	Textainer Marine Containers Ltd.	4.700%	6/15/26	20,825	20,592
2,4	Tidewater Auto Receivables Trust	5.920%	5/15/17	9,414	9,489
2	Volkswagen Auto Lease Trust	0.990%	11/20/13	30,000	30,084
2	Volkswagen Auto Lease Trust	1.180%	10/20/15	12,600	12,657
2	Volkswagen Auto Loan Enhanced Trust	2.140%	8/22/16	31,930	32,569
2,4	Volvo Financial Equipment LLC	2.990%	5/15/17	18,820	19,083
2,5	Wachovia Bank Commercial Mortgage Trust	5.765%	7/15/45	10,080	11,112
2	Wachovia Bank Commercial Mortgage Trust	5.569%	5/15/46	29,100	29,795
2	Wachovia Bank Commercial Mortgage Trust	5.572%	10/15/48	46,760	50,501
2	Wachovia Bank Commercial Mortgage Trust	5.275%	11/15/48	16,393	16,429
2	WaMu Mortgage Pass Through Certificates	2.606%	1/25/33	420	396
2	WaMu Mortgage Pass Through Certificates	2.452%	8/25/33	3,098	3,051
2	WaMu Mortgage Pass Through Certificates	2.712%	9/25/33	4,232	4,148
2	Wells Fargo Mortgage Backed Securities Trust	5.357%	10/25/36	38,569	29,786

5

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2,4	WF-RBS Commercial Mortgage Trust	4.498%	2/15/44	2,625	2,713
2,4	WF-RBS Commercial Mortgage Trust	5.392%	2/15/44	8,600	8,206
2,4	WF-RBS Commercial Mortgage Trust	3.998%	3/15/44	2,600	2,610
2,4,5	WF-RBS Commercial Mortgage Trust	5.335%	3/15/44	19,350	18,115
2,4	WF-RBS Commercial Mortgage Trust	4.902%	6/15/44	7,730	7,946
2,4,5	WF-RBS Commercial Mortgage Trust	5.418%	6/15/44	10,740	9,772
2	World Omni Auto Receivables Trust	5.120%	5/15/14	16,410	17,114
2	World Omni Automobile Lease Securitization Trust	1.490%	10/15/14	52,700	53,069
2	World Omni Automobile Lease Securitization Trust	1.780%	9/15/16	31,000	31,366
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $7,905,937)					7,928,562
Corporate Bonds (63.8%)
Finance (30.3%)
	Banking (20.9%)
	Abbey National Treasury Services plc	2.875%	4/25/14	63,725	63,501
4	Abbey National Treasury Services plc	3.875%	11/10/14	27,475	28,097
4	ADCB Finance Cayman Ltd.	4.750%	10/8/14	5,000	5,304
	American Express Bank FSB	5.550%	10/17/12	40,912	43,086
	American Express Bank FSB	5.500%	4/16/13	71,035	75,807
	American Express Centurion Bank	5.550%	10/17/12	21,161	22,249
	American Express Co.	5.250%	9/12/11	8,300	8,342
	American Express Co.	4.875%	7/15/13	4,805	5,114
	American Express Credit Corp.	5.875%	5/2/13	9,360	10,070
	American Express Credit Corp.	7.300%	8/20/13	86,520	96,432
	American Express Credit Corp.	2.750%	9/15/15	13,400	13,626
4	ANZ National International Ltd.	6.200%	7/19/13	18,175	19,750
	Astoria Financial Corp.	5.750%	10/15/12	11,850	12,305
4	Australia & New Zealand Banking Group Ltd.	3.250%	3/1/16	34,200	35,111
2,4	Banco Mercantil del Norte SA	6.135%	10/13/16	25,450	25,259
4,5	Banco Santander Chile	1.501%	4/20/12	45,000	44,774
4	Banco Santander Chile	2.875%	11/13/12	75,175	75,657
4	BanColombia SA	4.250%	1/12/16	7,820	7,917
	Bank of America Corp.	4.875%	1/15/13	11,922	12,437
	Bank of America Corp.	7.375%	5/15/14	39,441	44,205
	Bank of America Corp.	5.375%	6/15/14	14,700	15,631
	Bank of America Corp.	4.500%	4/1/15	17,230	18,041
	Bank of America Corp.	3.700%	9/1/15	5,960	6,034
	Bank of America Corp.	3.625%	3/17/16	6,345	6,371
	Bank of America Corp.	3.750%	7/12/16	6,340	6,360
	Bank of Montreal	2.125%	6/28/13	9,800	10,054
	Bank of Montreal	1.750%	4/29/14	39,000	39,656
	Bank of New York Mellon Corp.	6.375%	4/1/12	3,705	3,847
	Bank of New York Mellon Corp.	4.950%	11/1/12	62,947	66,394
	Bank of New York Mellon Corp.	4.500%	4/1/13	47,640	50,634
	Bank of New York Mellon Corp.	5.125%	8/27/13	8,366	9,065
	Bank of New York Mellon Corp.	4.300%	5/15/14	18,550	20,151
	Bank of New York Mellon Corp.	4.950%	3/15/15	32,675	36,023
	Bank of Nova Scotia	2.250%	1/22/13	163,800	167,728
	Bank of Nova Scotia	2.375%	12/17/13	29,300	30,207
4	Bank of Nova Scotia	2.150%	8/3/16	44,100	44,395
4	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.600%	1/22/13	111,655	113,829
4	Bank of Tokyo-Mitsubishi UFJ Ltd.	1.600%	9/11/13	66,700	67,003
	Bank One Corp.	5.250%	1/30/13	28,615	30,245
	Barclays Bank plc	2.500%	1/23/13	188,815	192,083
	Barclays Bank plc	2.375%	1/13/14	34,200	34,710
	Barclays Bank plc	5.200%	7/10/14	72,135	78,041
	BB&T Corp.	6.500%	8/1/11	30,200	30,200
	BB&T Corp.	3.850%	7/27/12	90,000	92,766
	BB&T Corp.	3.375%	9/25/13	23,450	24,522
	BB&T Corp.	2.050%	4/28/14	43,925	44,665
	BB&T Corp.	5.700%	4/30/14	51,400	57,162
	BB&T Corp.	3.200%	3/15/16	9,900	10,209
	BBVA US Senior SAU	3.250%	5/16/14	56,350	56,096

6

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Bear Stearns Cos. LLC	5.700%	11/15/14	44,615	49,295
4	BNP Paribas / BNP Paribas US Medium-Term Note
	Program LLC	5.125%	1/15/15	4,880	5,180
4	BNP Paribas / BNP Paribas US Medium-Term Note
	Program LLC	4.800%	6/24/15	13,800	14,035
	BNP Paribas SA	3.250%	3/11/15	57,731	58,618
4	BPCE SA	2.375%	10/4/13	22,425	22,432
2,4,5	BTMU Curacao Holdings NV	0.566%	12/19/16	36,725	36,478
	Canadian Imperial Bank of Commerce	2.350%	12/11/15	39,050	39,587
	Capital One Bank USA NA	6.500%	6/13/13	4,675	5,078
	Capital One Financial Corp.	4.800%	2/21/12	29,250	29,853
	Capital One Financial Corp.	6.250%	11/15/13	4,720	5,169
	Capital One Financial Corp.	7.375%	5/23/14	38,472	43,847
	Capital One Financial Corp.	2.125%	7/15/14	9,800	9,838
	Capital One Financial Corp.	3.150%	7/15/16	12,790	12,812
	Citigroup Inc.	5.100%	9/29/11	8,000	8,054
	Citigroup Inc.	5.625%	8/27/12	65,600	68,360
	Citigroup Inc.	5.300%	10/17/12	82,277	86,058
	Citigroup Inc.	5.500%	4/11/13	60,018	63,605
	Citigroup Inc.	6.500%	8/19/13	100,265	108,463
	Citigroup Inc.	6.000%	12/13/13	52,600	57,098
	Citigroup Inc.	6.375%	8/12/14	28,630	31,896
	Citigroup Inc.	6.010%	1/15/15	22,050	24,516
	Citigroup Inc.	4.750%	5/19/15	34,500	37,138
2,4,6	Colonial BancGroup Inc.	7.114%	5/29/49	25,100	570
4	Commonwealth Bank of Australia	5.000%	11/6/12	19,600	20,588
	Cooperatieve Centrale Raiffeisen-Boerenleenbank
	BA/Netherlands	1.850%	1/10/14	24,445	24,837
4	Cooperatieve Centrale Raiffeisen-Boerenleenbank
	BA/Netherlands	4.200%	5/13/14	47,225	51,003
	Countrywide Financial Corp.	5.800%	6/7/12	6,800	7,058
	Credit Suisse New York	5.000%	5/15/13	200,023	212,882
	Credit Suisse New York	2.200%	1/14/14	65,400	66,528
	Credit Suisse New York	5.500%	5/1/14	185,560	205,072
	Credit Suisse New York	3.500%	3/23/15	34,200	35,529
	Credit Suisse USA Inc.	6.125%	11/15/11	40,835	41,443
	Credit Suisse USA Inc.	5.500%	8/15/13	9,750	10,549
	Deutsche Bank AG	5.375%	10/12/12	99,445	104,375
	Deutsche Bank AG	2.375%	1/11/13	277,575	281,381
	Deutsche Bank AG	4.875%	5/20/13	75,611	80,175
	Deutsche Bank AG	3.450%	3/30/15	19,400	20,144
	Fifth Third Bancorp	6.250%	5/1/13	27,127	29,279
	Fifth Third Bancorp	3.625%	1/25/16	37,000	38,121
2	Fifth Third Capital Trust IV	6.500%	4/15/67	4,880	4,734
	First Horizon National Corp.	5.375%	12/15/15	14,600	15,749
	Golden West Financial Corp.	4.750%	10/1/12	17,700	18,500
2	Goldman Sachs Capital II	5.793%	6/1/43	4,900	3,895
	Goldman Sachs Group Inc.	4.750%	7/15/13	30,428	32,159
	Goldman Sachs Group Inc.	5.250%	10/15/13	22,790	24,361
	Goldman Sachs Group Inc.	5.150%	1/15/14	31,100	33,246
	Goldman Sachs Group Inc.	6.000%	5/1/14	35,292	38,705
	Goldman Sachs Group Inc.	5.000%	10/1/14	4,450	4,794
	Goldman Sachs Group Inc.	3.700%	8/1/15	56,750	58,281
	Goldman Sachs Group Inc.	3.625%	2/7/16	26,355	26,570
	Goldman Sachs Group Inc.	5.625%	1/15/17	5,870	6,274
4	HSBC Bank plc	1.625%	8/12/13	68,250	68,543
4	HSBC Bank plc	3.500%	6/28/15	19,500	20,244
4	ICICI Bank Ltd.	5.750%	1/12/12	9,125	9,280
4	ING Bank NV	2.000%	10/18/13	62,500	62,287
	Intesa Sanpaolo SpA	2.375%	12/21/12	90,350	87,817
4	Intesa Sanpaolo SpA	3.625%	8/12/15	19,600	18,753
	JPMorgan Chase & Co.	5.375%	10/1/12	35,474	37,338
	JPMorgan Chase & Co.	5.750%	1/2/13	67,518	71,655
	JPMorgan Chase & Co.	4.750%	5/1/13	147,341	156,345

7

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	JPMorgan Chase & Co.	2.050%	1/24/14	29,300	29,683
	JPMorgan Chase & Co.	4.875%	3/15/14	34,090	36,685
	JPMorgan Chase & Co.	4.650%	6/1/14	13,128	14,128
	JPMorgan Chase & Co.	5.125%	9/15/14	19,500	21,092
	JPMorgan Chase & Co.	3.700%	1/20/15	67,227	70,461
	JPMorgan Chase & Co.	3.400%	6/24/15	59,005	61,031
2,5	JPMorgan Chase & Co.	1.477%	9/1/15	10,570	10,360
	JPMorgan Chase & Co.	2.600%	1/15/16	54,047	54,004
	KeyCorp	6.500%	5/14/13	87,625	95,132
	KeyCorp	3.750%	8/13/15	9,750	10,211
	Lloyds TSB Bank plc	4.875%	1/21/16	17,750	18,329
2,5	Manufacturers & Traders Trust Co.	1.746%	4/1/13	18,050	18,032
2	Mellon Capital IV	6.244%	6/29/49	4,525	4,140
	Mellon Funding Corp.	5.200%	5/15/14	7,900	8,762
5	Merrill Lynch & Co. Inc.	0.482%	6/5/12	25,000	24,926
	Merrill Lynch & Co. Inc.	5.450%	2/5/13	111,915	117,684
	Merrill Lynch & Co. Inc.	6.150%	4/25/13	43,175	46,119
	Merrill Lynch & Co. Inc.	5.000%	2/3/14	3,050	3,230
	Merrill Lynch & Co. Inc.	5.450%	7/15/14	29,825	32,101
	Merrill Lynch & Co. Inc.	5.000%	1/15/15	17,620	18,714
5	Morgan Stanley	1.233%	4/29/13	71,300	70,731
	Morgan Stanley	2.875%	1/24/14	40,000	40,454
	Morgan Stanley	4.750%	4/1/14	50,000	51,805
	Morgan Stanley	6.000%	5/13/14	90,624	98,547
	Morgan Stanley	4.200%	11/20/14	47,000	48,817
	Morgan Stanley	6.000%	4/28/15	39,300	43,160
	Morgan Stanley	4.000%	7/24/15	16,450	16,951
	Morgan Stanley	3.450%	11/2/15	25,772	25,813
	National City Bank	6.200%	12/15/11	16,300	16,626
	National City Bank	4.625%	5/1/13	4,170	4,405
	National City Bank of Pennsylvania	7.250%	10/21/11	6,228	6,306
	North Fork Bancorporation Inc.	5.875%	8/15/12	8,070	8,432
	PNC Funding Corp.	3.000%	5/19/14	22,500	23,389
	PNC Funding Corp.	5.400%	6/10/14	6,820	7,538
	PNC Funding Corp.	3.625%	2/8/15	34,200	36,330
2,5,7	RBS Capital Trust IV	1.046%	9/29/49	10,700	6,179
	Royal Bank of Canada	1.125%	1/15/14	41,800	41,987
	Royal Bank of Canada	2.875%	4/19/16	73,300	76,240
	Royal Bank of Canada	2.300%	7/20/16	39,400	39,587
	Royal Bank of Scotland Group plc	5.000%	11/12/13	14,600	14,633
	Royal Bank of Scotland Group plc	5.000%	10/1/14	6,300	6,265
	Royal Bank of Scotland Group plc	5.050%	1/8/15	8,123	8,033
	Royal Bank of Scotland plc	3.400%	8/23/13	86,575	88,373
	Royal Bank of Scotland plc	3.250%	1/11/14	20,500	20,818
4	Royal Bank of Scotland plc	4.875%	8/25/14	52,652	55,345
	Royal Bank of Scotland plc	3.950%	9/21/15	6,100	6,107
	Santander Holdings USA Inc.	4.625%	4/19/16	8,600	8,859
4	Santander US Debt SA Unipersonal	2.991%	10/7/13	62,300	61,923
4	Societe Generale SA	2.200%	9/14/13	26,145	26,113
4	Societe Generale SA	2.500%	1/15/14	31,245	31,327
5	State Street Corp.	0.353%	4/30/12	5,000	5,000
4	Sumitomo Mitsui Banking Corp.	2.150%	7/22/13	53,595	54,438
	SunTrust Banks Inc.	3.600%	4/15/16	25,200	25,825
	Toronto-Dominion Bank	1.375%	7/14/14	53,700	54,081
	Toronto-Dominion Bank	2.500%	7/14/16	7,800	7,928
	UBS AG	2.750%	1/8/13	40,284	41,087
	UBS AG	2.250%	8/12/13	129,775	131,245
	UBS AG	2.250%	1/28/14	83,100	84,046
	UBS AG	3.875%	1/15/15	38,603	40,518
2,4,5	Unicredit Luxembourg Finance SA	0.586%	1/13/17	41,800	38,559
	UnionBanCal Corp.	5.250%	12/16/13	10,996	11,822
	US Bancorp	2.125%	2/15/13	54,600	55,735
	US Bancorp	1.125%	10/30/13	46,300	46,317
	US Bancorp	2.450%	7/27/15	34,100	34,976

8

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	US Bank NA	6.300%	2/4/14	37,150	41,534
5	US Bank NA	0.529%	10/14/14	92,000	91,234
	Wachovia Bank NA	4.800%	11/1/14	18,250	19,656
	Wachovia Bank NA	4.875%	2/1/15	4,000	4,322
	Wachovia Bank NA	5.000%	8/15/15	9,750	10,398
	Wachovia Corp.	5.500%	5/1/13	177,727	191,106
6	Washington Mutual Bank / Debt not acquired by
	JPMorgan	5.550%	6/16/10	8,965	3,250
6	Washington Mutual Bank / Debt not acquired by
	JPMorgan	6.875%	6/15/11	21,983	22
	Wells Fargo & Co.	4.375%	1/31/13	77,435	81,310
	Wells Fargo & Co.	4.625%	4/15/14	13,750	14,604
	Wells Fargo & Co.	3.750%	10/1/14	25,265	26,860
	Wells Fargo & Co.	3.625%	4/15/15	50,850	53,728
	Wells Fargo & Co.	3.676%	6/15/16	33,650	35,329
2	Wells Fargo Capital XIII	7.700%	12/29/49	104,495	107,630
2	Wells Fargo Capital XV	9.750%	9/29/49	40,376	43,000
	Westpac Banking Corp.	2.250%	11/19/12	58,131	59,321
	Westpac Banking Corp.	2.100%	8/2/13	66,500	67,534
	Westpac Banking Corp.	1.850%	12/9/13	52,240	52,856
	Westpac Banking Corp.	4.200%	2/27/15	46,575	49,738
	Westpac Banking Corp.	3.000%	8/4/15	14,650	15,001
4	Westpac Securities NZ Ltd.	2.625%	1/28/13	80,000	81,664
	Brokerage (0.6%)
	BlackRock Inc.	3.500%	12/10/14	28,120	30,009
4	Blackstone Holdings Finance Co. LLC	6.625%	8/15/19	5,675	6,162
4	Cantor Fitzgerald LP	6.375%	6/26/15	14,000	14,729
	Charles Schwab Corp.	4.950%	6/1/14	24,740	27,239
	Franklin Resources Inc.	2.000%	5/20/13	17,700	18,044
	Jefferies Group Inc.	5.875%	6/8/14	6,950	7,563
	Jefferies Group Inc.	3.875%	11/9/15	30,200	30,935
	Jefferies Group Inc.	5.125%	4/13/18	36,150	36,885
2,5,6	Lehman Brothers Holdings E-Capital Trust I	3.589%	8/19/65	9,410	1
2,5,6	Lehman Brothers Holdings Inc.	2.911%	8/21/09	24,450	6,326
2,5,6	Lehman Brothers Holdings Inc.	2.907%	11/16/09	38,620	10,090
	TD Ameritrade Holding Corp.	2.950%	12/1/12	46,825	47,927
	Finance Companies (2.6%)
	General Electric Capital Corp.	6.000%	6/15/12	7,670	8,025
	General Electric Capital Corp.	3.500%	8/13/12	8,810	9,075
	General Electric Capital Corp.	5.250%	10/19/12	117,555	123,892
	General Electric Capital Corp.	2.800%	1/8/13	32,285	33,053
	General Electric Capital Corp.	5.450%	1/15/13	38,100	40,472
	General Electric Capital Corp.	4.800%	5/1/13	90,480	96,120
	General Electric Capital Corp.	1.875%	9/16/13	60,475	61,276
	General Electric Capital Corp.	2.100%	1/7/14	31,390	31,936
	General Electric Capital Corp.	5.900%	5/13/14	38,250	42,767
	General Electric Capital Corp.	5.500%	6/4/14	14,550	16,087
	General Electric Capital Corp.	4.750%	9/15/14	10,000	10,900
	General Electric Capital Corp.	3.750%	11/14/14	16,495	17,477
2	General Electric Capital Corp.	6.375%	11/15/67	14,450	14,739
2	HSBC Finance Capital Trust IX	5.911%	11/30/35	13,200	12,276
	HSBC Finance Corp.	6.375%	10/15/11	95,050	96,128
	HSBC Finance Corp.	7.000%	5/15/12	45,350	47,519
	HSBC Finance Corp.	5.900%	6/19/12	95,578	99,557
5	HSBC Finance Corp.	0.597%	9/14/12	7,800	7,774
	HSBC Finance Corp.	6.375%	11/27/12	53,347	56,863
	HSBC Finance Corp.	5.250%	1/15/14	71,903	77,660
	HSBC Finance Corp.	5.000%	6/30/15	14,650	15,881
	HSBC Finance Corp.	5.500%	1/19/16	14,600	16,133
5	HSBC Finance Corp.	0.684%	6/1/16	16,250	15,281
	SLM Corp.	6.250%	1/25/16	35,041	36,723
	Springleaf Finance Corp.	5.200%	12/15/11	12,700	12,716
4	USAA Capital Corp.	3.500%	7/17/14	9,600	10,199

9

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Insurance (5.1%)
	ACE INA Holdings Inc.	5.875%	6/15/14	14,690	16,517
	Aetna Inc.	6.000%	6/15/16	13,925	16,341
	Allied World Assurance Co. Ltd.	7.500%	8/1/16	7,142	8,252
	Allstate Corp.	6.125%	2/15/12	13,750	14,157
	Allstate Corp.	6.200%	5/16/14	12,700	14,420
	Allstate Corp.	5.000%	8/15/14	400	443
	Allstate Life Global Funding Trusts	5.375%	4/30/13	32,100	34,542
	American International Group Inc.	4.250%	5/15/13	26,110	27,013
	American International Group Inc.	3.650%	1/15/14	26,975	27,747
	American International Group Inc.	5.050%	10/1/15	33,025	34,965
4	ASIF Global Financing XIX	4.900%	1/17/13	38,132	39,800
	Aspen Insurance Holdings Ltd.	6.000%	8/15/14	4,205	4,514
	Axis Capital Holdings Ltd.	5.750%	12/1/14	38,900	42,224
	Berkshire Hathaway Finance Corp.	4.000%	4/15/12	13,400	13,736
	Berkshire Hathaway Finance Corp.	4.500%	1/15/13	25,820	27,288
	Berkshire Hathaway Finance Corp.	4.600%	5/15/13	67,550	71,888
	Berkshire Hathaway Finance Corp.	5.000%	8/15/13	6,650	7,190
	Berkshire Hathaway Finance Corp.	1.500%	1/10/14	22,900	23,292
	Berkshire Hathaway Finance Corp.	5.100%	7/15/14	13,900	15,501
	Berkshire Hathaway Finance Corp.	2.450%	12/15/15	25,715	26,448
	Berkshire Hathaway Inc.	2.125%	2/11/13	132,900	136,051
	Berkshire Hathaway Inc.	3.200%	2/11/15	8,860	9,385
	Chubb Corp.	5.200%	4/1/13	2,067	2,208
2	Chubb Corp.	6.375%	3/29/67	5,860	6,111
	CNA Financial Corp.	5.850%	12/15/14	28,660	31,382
	CNA Financial Corp.	6.500%	8/15/16	7,825	8,835
	Coventry Health Care Inc.	5.875%	1/15/12	18,875	19,214
	Genworth Financial Inc.	5.750%	6/15/14	9,700	9,700
	Hartford Financial Services Group Inc.	4.000%	3/30/15	8,400	8,757
2	ING Groep NV	5.775%	12/29/49	4,970	4,498
4	Jackson National Life Global Funding	5.375%	5/8/13	44,193	47,340
	Lincoln National Corp.	5.650%	8/27/12	20,075	21,006
2	Lincoln National Corp.	6.050%	4/20/67	8,340	7,923
	Manulife Financial Corp.	3.400%	9/17/15	14,620	15,290
	Marsh & McLennan Cos. Inc.	6.250%	3/15/12	11,770	12,141
	Marsh & McLennan Cos. Inc.	5.375%	7/15/14	17,268	18,961
	Marsh & McLennan Cos. Inc.	5.750%	9/15/15	30,880	34,629
4	MassMutual Global Funding II	2.875%	4/21/14	14,025	14,586
4	MassMutual Global Funding II	3.125%	4/14/16	26,850	27,808
	MetLife Inc.	2.375%	2/6/14	58,500	59,916
4	Metropolitan Life Global Funding I	2.875%	9/17/12	97,575	99,712
4	Metropolitan Life Global Funding I	2.500%	1/11/13	19,725	20,110
4	Metropolitan Life Global Funding I	5.125%	4/10/13	80,562	85,811
4	Metropolitan Life Global Funding I	5.125%	6/10/14	12,615	13,824
4,5	Monumental Global Funding III	0.423%	1/25/13	8,525	8,451
4,5	Monumental Global Funding III	0.449%	1/15/14	14,650	14,204
4	Monumental Global Funding III	5.250%	1/15/14	12,710	13,744
4	Monumental Global Funding Ltd.	5.500%	4/22/13	1,200	1,283
4	New York Life Global Funding	4.650%	5/9/13	5,400	5,753
4	New York Life Global Funding	5.375%	9/15/13	10,660	11,627
4	New York Life Global Funding	3.000%	5/4/15	20,560	21,667
4	Pacific Life Global Funding	5.150%	4/15/13	6,150	6,530
4	Pricoa Global Funding I	4.625%	6/25/12	7,580	7,826
4	Pricoa Global Funding I	5.400%	10/18/12	17,330	18,269
4	Pricoa Global Funding I	5.450%	6/11/14	50,000	55,307
	Principal Financial Group Inc.	7.875%	5/15/14	23,450	27,237
4	Principal Life Global Funding I	6.250%	2/15/12	36,155	37,231
4	Principal Life Global Funding I	5.250%	1/15/13	2,425	2,567
4	Principal Life Global Funding I	5.125%	10/15/13	34,280	37,053
4	Principal Life Global Funding I	5.050%	3/15/15	7,750	8,452
	Principal Life Income Funding Trusts	5.300%	12/14/12	1,500	1,589
	Principal Life Income Funding Trusts	5.300%	4/24/13	11,000	11,781

10

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Protective Life Corp.	4.300%	6/1/13	8,540	8,886
	Prudential Financial Inc.	5.800%	6/15/12	31,100	32,452
	Prudential Financial Inc.	3.625%	9/17/12	29,275	30,111
	Prudential Financial Inc.	2.750%	1/14/13	48,500	49,534
	Prudential Financial Inc.	5.100%	9/20/14	9,350	10,303
	Prudential Financial Inc.	6.200%	1/15/15	4,890	5,538
	Prudential Financial Inc.	3.000%	5/12/16	11,725	11,871
4	TIAA Global Markets Inc.	4.950%	7/15/13	5,800	6,237
	Transatlantic Holdings Inc.	5.750%	12/14/15	33,950	36,774
	Travelers Cos. Inc.	5.375%	6/15/12	18,258	19,007
	Travelers Property Casualty Corp.	5.000%	3/15/13	27,640	29,450
	UnitedHealth Group Inc.	5.500%	11/15/12	20,125	21,301
	UnitedHealth Group Inc.	4.875%	2/15/13	37,455	39,623
	UnitedHealth Group Inc.	4.875%	4/1/13	34,844	36,968
	UnitedHealth Group Inc.	4.750%	2/10/14	3,215	3,486
	UnitedHealth Group Inc.	5.000%	8/15/14	11,035	12,128
	WellPoint Health Networks Inc.	6.375%	1/15/12	9,550	9,793
	WellPoint Inc.	6.800%	8/1/12	31,358	33,225
	WellPoint Inc.	6.000%	2/15/14	41,400	46,267
	WellPoint Inc.	5.000%	12/15/14	12,700	14,101
	Willis North America Inc.	5.625%	7/15/15	39,149	42,875
	XL Capital Finance Europe plc	6.500%	1/15/12	32,275	33,041
	XL Group plc	5.250%	9/15/14	22,140	23,878
2,4	ZFS Finance USA Trust IV	5.875%	5/9/32	4,270	4,291
	Real Estate Investment Trusts (1.1%)
	Arden Realty LP	5.200%	9/1/11	7,700	7,728
	Boston Properties LP	6.250%	1/15/13	2,693	2,888
	Brandywine Operating Partnership LP	5.750%	4/1/12	4,779	4,914
	Brandywine Operating Partnership LP	5.400%	11/1/14	4,850	5,240
	Camden Property Trust	5.000%	6/15/15	6,300	6,897
	Developers Diversified Realty Corp.	5.375%	10/15/12	26,100	26,818
	Developers Diversified Realty Corp.	5.500%	5/1/15	20,772	22,226
	Digital Realty Trust LP	4.500%	7/15/15	50,080	52,995
	Duke Realty LP	4.625%	5/15/13	9,725	10,177
	Duke Realty LP	6.250%	5/15/13	10,076	10,839
	ERP Operating LP	6.584%	4/13/15	12,543	14,378
	HCP Inc.	2.700%	2/1/14	14,550	14,854
	HCP Inc.	3.750%	2/1/16	14,550	15,087
	Healthcare Realty Trust Inc.	5.125%	4/1/14	13,100	13,983
	Hospitality Properties Trust	7.875%	8/15/14	8,350	9,460
	Kilroy Realty LP	5.000%	11/3/15	14,550	15,488
	Kimco Realty Corp.	4.820%	8/15/11	14,035	14,054
	Kimco Realty Corp.	5.783%	3/15/16	15,783	17,722
	Liberty Property LP	6.375%	8/15/12	19,020	19,975
	Senior Housing Properties Trust	4.300%	1/15/16	9,700	9,724
	Simon Property Group LP	6.750%	5/15/14	2,760	3,129
	Simon Property Group LP	5.250%	12/1/16	6,226	6,970
	Tanger Properties LP	6.150%	11/15/15	14,550	16,524
	Ventas Realty LP / Ventas Capital Corp.	3.125%	11/30/15	17,575	17,864
	Ventas Realty LP / Ventas Capital Corp.	6.500%	6/1/16	7,300	7,546
4	WCI Finance LLC / WEA Finance LLC	5.400%	10/1/12	43,645	45,747
4	WEA Finance LLC / WT Finance Aust Pty Ltd.	7.500%	6/2/14	23,125	26,581
4	WEA Finance LLC / WT Finance Aust Pty Ltd.	5.750%	9/2/15	29,950	33,667
					11,958,331
Industrial (28.5%)
	Basic Industry (2.1%)
	Air Products & Chemicals Inc.	4.150%	2/1/13	12,300	12,891
	Air Products & Chemicals Inc.	2.000%	8/2/16	8,825	8,859
4	Anglo American Capital plc	2.150%	9/27/13	34,150	34,487
4	Anglo American Capital plc	9.375%	4/8/14	11,225	13,420
	ArcelorMittal	5.375%	6/1/13	83,000	88,206
	ArcelorMittal	9.000%	2/15/15	15,495	18,753
	ArcelorMittal	3.750%	8/5/15	21,233	21,961

11

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
ArcelorMittal	3.750%	3/1/16	9,775	10,066
ArcelorMittal USA Inc.	6.500%	4/15/14	14,775	16,476
4 Barrick Gold Corp.	1.750%	5/30/14	19,540	19,762
4 Barrick Gold Corp.	2.900%	5/30/16	19,220	19,665
Barrick Gold Financeco LLC	6.125%	9/15/13	18,345	20,375
BHP Billiton Finance USA Ltd.	5.125%	3/29/12	19,175	19,761
BHP Billiton Finance USA Ltd.	4.800%	4/15/13	6,966	7,444
BHP Billiton Finance USA Ltd.	5.500%	4/1/14	55,475	62,248
Celulosa Arauco y Constitucion SA	5.125%	7/9/13	4,880	5,157
4 Chevron Phillips Chemical Co. LLC/LP	7.000%	6/15/14	7,800	8,907
Dow Chemical Co.	4.850%	8/15/12	14,520	15,138
Dow Chemical Co.	7.600%	5/15/14	22,855	26,703
Dow Chemical Co.	5.900%	2/15/15	11,250	12,847
Dow Chemical Co.	2.500%	2/15/16	19,500	19,761
EI du Pont de Nemours & Co.	5.875%	1/15/14	208	232
EI du Pont de Nemours & Co.	1.950%	1/15/16	29,260	29,423
International Paper Co.	5.300%	4/1/15	4,750	5,244
International Paper Co.	7.950%	6/15/18	7,250	8,936
Monsanto Co.	2.750%	4/15/16	10,060	10,434
4 Mosaic Co.	7.625%	12/1/16	9,200	9,752
Praxair Inc.	1.750%	11/15/12	20,200	20,507
Rio Tinto Finance USA Ltd.	8.950%	5/1/14	150,156	181,069
Rio Tinto Finance USA Ltd.	1.875%	11/2/15	20,117	20,245
Rio Tinto Finance USA Ltd.	2.500%	5/20/16	43,970	45,136
Rohm & Haas Co.	5.600%	3/15/13	20,310	21,699
Capital Goods (4.0%)
4 ABB Treasury Center USA Inc.	2.500%	6/15/16	14,650	14,893
Allied Waste North America Inc.	6.875%	6/1/17	9,125	9,844
4 BAE Systems Holdings Inc.	6.400%	12/15/11	9,500	9,672
Bemis Co. Inc.	5.650%	8/1/14	10,130	11,187
Boeing Capital Corp.	6.500%	2/15/12	26,021	26,863
Boeing Capital Corp.	5.800%	1/15/13	22,048	23,715
Boeing Capital Corp.	2.125%	8/15/16	7,800	7,858
Boeing Co.	5.125%	2/15/13	30,820	32,951
Boeing Co.	3.500%	2/15/15	4,750	5,108
Case New Holland Inc.	7.750%	9/1/13	27,925	30,438
Caterpillar Financial Services Corp.	4.250%	2/8/13	33,195	34,988
Caterpillar Financial Services Corp.	2.000%	4/5/13	37,820	38,662
Caterpillar Financial Services Corp.	4.900%	8/15/13	16,495	17,780
Caterpillar Financial Services Corp.	6.200%	9/30/13	27,200	30,207
Caterpillar Financial Services Corp.	6.125%	2/17/14	64,020	72,191
Caterpillar Financial Services Corp.	1.650%	4/1/14	26,625	27,177
Caterpillar Financial Services Corp.	1.375%	5/20/14	46,420	46,938
Caterpillar Financial Services Corp.	4.750%	2/17/15	11,900	13,281
Caterpillar Financial Services Corp.	2.750%	6/24/15	9,250	9,733
Caterpillar Financial Services Corp.	2.650%	4/1/16	19,550	20,353
Caterpillar Financial Services Corp.	2.050%	8/1/16	30,000	30,115
Caterpillar Inc.	1.375%	5/27/14	50,750	51,292
Cooper US Inc.	5.250%	11/15/12	19,115	20,197
CRH America Inc.	5.625%	9/30/11	73,425	73,999
CRH America Inc.	5.300%	10/15/13	21,527	23,010
CRH America Inc.	4.125%	1/15/16	38,050	39,469
Danaher Corp.	1.300%	6/23/14	13,300	13,455
Eaton Corp.	5.750%	7/15/12	7,950	8,345
Eaton Corp.	5.950%	3/20/14	9,750	11,013
Emerson Electric Co.	5.625%	11/15/13	7,800	8,639
Emerson Electric Co.	4.125%	4/15/15	9,220	10,134
General Dynamics Corp.	4.250%	5/15/13	6,500	6,931
General Dynamics Corp.	5.250%	2/1/14	33,655	37,312
General Dynamics Corp.	1.375%	1/15/15	35,475	35,698
General Electric Co.	5.000%	2/1/13	227,615	241,056
General Electric Co.	5.250%	12/6/17	26,250	29,461
Harsco Corp.	5.125%	9/15/13	8,000	8,653

12

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Harsco Corp.	2.700%	10/15/15	37,250	37,964
Honeywell International Inc.	6.125%	11/1/11	8,013	8,128
Honeywell International Inc.	4.250%	3/1/13	4,250	4,502
Illinois Tool Works Inc.	5.150%	4/1/14	21,175	23,542
Ingersoll-Rand Global Holding Co. Ltd.	6.000%	8/15/13	18,270	20,070
Ingersoll-Rand Global Holding Co. Ltd.	9.500%	4/15/14	36,003	43,244
John Deere Capital Corp.	7.000%	3/15/12	45,448	47,291
John Deere Capital Corp.	5.250%	10/1/12	59,340	62,629
John Deere Capital Corp.	1.875%	6/17/13	30,850	31,610
John Deere Capital Corp.	4.900%	9/9/13	25,147	27,301
John Deere Capital Corp.	2.950%	3/9/15	52,450	55,391
John Deere Capital Corp.	2.250%	6/7/16	19,550	19,875
L-3 Communications Corp.	6.375%	10/15/15	2,100	2,147
Mohawk Industries Inc.	7.200%	4/15/12	18,695	19,426
Mohawk Industries Inc.	6.875%	1/15/16	14,662	15,978
Tyco International Finance SA	6.000%	11/15/13	8,750	9,660
Tyco International Finance SA	4.125%	10/15/14	3,350	3,605
Communication (6.0%)
America Movil SAB de CV	5.500%	3/1/14	11,166	12,335
America Movil SAB de CV	3.625%	3/30/15	30,375	32,030
American Tower Corp.	4.625%	4/1/15	6,875	7,386
AT&T Corp.	7.300%	11/15/11	55,836	56,962
AT&T Inc.	5.875%	2/1/12	16,100	16,488
AT&T Inc.	4.950%	1/15/13	45,735	48,412
AT&T Inc.	6.700%	11/15/13	79,928	89,589
AT&T Inc.	4.850%	2/15/14	17,521	19,048
AT&T Inc.	5.100%	9/15/14	91,728	101,865
AT&T Inc.	2.500%	8/15/15	14,500	14,957
AT&T Mobility LLC	6.500%	12/15/11	25,955	26,434
BellSouth Corp.	5.200%	9/15/14	32,150	35,707
British Telecommunications plc	5.150%	1/15/13	34,027	36,020
Cellco Partnership / Verizon Wireless Capital LLC	7.375%	11/15/13	98,935	112,511
Cellco Partnership / Verizon Wireless Capital LLC	5.550%	2/1/14	175,380	193,709
CenturyLink Inc.	7.875%	8/15/12	18,250	19,368
CenturyLink Inc.	5.000%	2/15/15	4,750	5,039
Comcast Cable Communications Holdings Inc.	8.375%	3/15/13	26,714	29,824
Comcast Corp.	5.300%	1/15/14	26,309	28,973
Comcast Corp.	6.500%	1/15/15	28,344	32,844
Comcast Corp.	5.850%	11/15/15	5,238	6,046
COX Communications Inc.	7.125%	10/1/12	33,262	35,685
COX Communications Inc.	5.450%	12/15/14	12,150	13,664
Deutsche Telekom International Finance BV	5.250%	7/22/13	9,100	9,817
Deutsche Telekom International Finance BV	5.875%	8/20/13	9,985	10,922
Deutsche Telekom International Finance BV	4.875%	7/8/14	3,265	3,577
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.500%	3/1/16	31,045	32,670
Discovery Communications LLC	3.700%	6/1/15	9,750	10,421
Embarq Corp.	6.738%	6/1/13	20,675	22,362
Embarq Corp.	7.082%	6/1/16	24,740	28,384
France Telecom SA	4.375%	7/8/14	7,625	8,288
Interpublic Group of Cos. Inc.	6.250%	11/15/14	14,650	16,206
McGraw-Hill Cos. Inc.	5.375%	11/15/12	6,200	6,504
4 NBCUniversal Media LLC	2.100%	4/1/14	29,200	29,801
4 NBCUniversal Media LLC	3.650%	4/30/15	30,380	32,383
4 NBCUniversal Media LLC	2.875%	4/1/16	31,225	31,890
New Cingular Wireless Services Inc.	8.125%	5/1/12	83,025	87,471
Omnicom Group Inc.	5.900%	4/15/16	16,625	19,022
Qwest Corp.	8.875%	3/15/12	29,055	30,438
Qwest Corp.	7.500%	10/1/14	4,875	5,516
Qwest Corp.	7.625%	6/15/15	13,092	15,251
Reed Elsevier Capital Inc.	7.750%	1/15/14	9,150	10,501
Rogers Communications Inc.	6.375%	3/1/14	24,002	27,133
RR Donnelley & Sons Co.	4.950%	4/1/14	13,841	14,325
RR Donnelley & Sons Co.	6.125%	1/15/17	2,912	2,897

13

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Telecom Italia Capital SA	5.250%	11/15/13	64,055	65,139
Telecom Italia Capital SA	6.175%	6/18/14	16,117	16,819
Telecom Italia Capital SA	4.950%	9/30/14	31,551	31,871
Telefonica Emisiones SAU	5.855%	2/4/13	66,648	69,877
Telefonica Emisiones SAU	2.582%	4/26/13	104,755	105,236
Telefonica Emisiones SAU	4.949%	1/15/15	12,055	12,610
Telefonica Emisiones SAU	6.421%	6/20/16	16,755	18,405
Thomson Reuters Corp.	5.950%	7/15/13	50,874	55,509
Thomson Reuters Corp.	5.700%	10/1/14	22,400	25,264
Time Warner Cable Inc.	6.200%	7/1/13	27,465	30,103
Time Warner Cable Inc.	8.250%	2/14/14	11,540	13,464
Time Warner Cable Inc.	7.500%	4/1/14	22,545	26,060
Time Warner Cable Inc.	3.500%	2/1/15	5,650	5,960
Verizon Communications Inc.	4.350%	2/15/13	37,755	39,699
Verizon Communications Inc.	5.250%	4/15/13	80,633	86,467
Verizon Communications Inc.	1.950%	3/28/14	95,060	97,369
Verizon Communications Inc.	4.900%	9/15/15	4,850	5,471
Verizon Communications Inc.	5.550%	2/15/16	44,005	50,663
Verizon Global Funding Corp.	7.375%	9/1/12	50,264	53,895
Vodafone Group plc	4.150%	6/10/14	90,556	97,761
WPP Finance UK	5.875%	6/15/14	14,011	15,438
WPP Finance UK	8.000%	9/15/14	17,480	20,448
Consumer Cyclical (3.5%)
4 American Honda Finance Corp.	2.375%	3/18/13	33,900	34,612
4 American Honda Finance Corp.	4.625%	4/2/13	18,650	19,725
4 American Honda Finance Corp.	6.700%	10/1/13	19,400	21,573
4 American Honda Finance Corp.	2.500%	9/21/15	10,190	10,412
Best Buy Co. Inc.	6.750%	7/15/13	9,350	10,210
CVS Caremark Corp.	5.750%	8/15/11	9,825	9,843
CVS Caremark Corp.	3.250%	5/18/15	24,650	26,057
2 CVS Caremark Corp.	6.302%	6/1/62	16,400	15,975
Daimler Finance North America LLC	7.300%	1/15/12	37,750	38,898
Daimler Finance North America LLC	6.500%	11/15/13	25,856	28,747
Darden Restaurants Inc.	5.625%	10/15/12	15,055	15,844
eBay Inc.	1.625%	10/15/15	28,285	28,303
Ford Motor Credit Co. LLC	7.000%	4/15/15	21,910	23,827
Ford Motor Credit Co. LLC	5.625%	9/15/15	3,460	3,633
Ford Motor Credit Co. LLC	5.000%	5/15/18	14,280	14,173
4 Harley-Davidson Funding Corp.	5.250%	12/15/12	32,820	34,324
4 Harley-Davidson Funding Corp.	5.750%	12/15/14	20,635	22,738
Historic TW Inc.	9.125%	1/15/13	28,598	31,732
Home Depot Inc.	5.400%	3/1/16	19,838	22,663
4 Hyundai Capital America	3.750%	4/6/16	4,160	4,273
Hyundai Capital Services Inc.	5.625%	1/24/12	9,375	9,540
4 Hyundai Capital Services Inc.	4.375%	7/27/16	20,360	21,388
JC Penney Corp. Inc.	9.000%	8/1/12	23,036	24,706
K Hovnanian Enterprises Inc.	6.250%	1/15/16	7,710	4,395
4 Kia Motors Corp.	3.625%	6/14/16	8,600	8,719
Macy's Retail Holdings Inc.	5.350%	3/15/12	20,092	20,645
Macy's Retail Holdings Inc.	5.750%	7/15/14	12,473	13,784
Macy's Retail Holdings Inc.	5.900%	12/1/16	36,480	41,577
McDonald's Corp.	4.300%	3/1/13	13,325	14,140
4 Nissan Motor Acceptance Corp.	3.250%	1/30/13	38,040	38,957
4 Nissan Motor Acceptance Corp.	4.500%	1/30/15	5,600	5,974
Nordstrom Inc.	6.750%	6/1/14	15,246	17,564
PACCAR Financial Corp.	1.950%	12/17/12	32,950	33,526
5 PACCAR Financial Corp.	0.635%	4/5/13	50,535	50,792
4 RCI Banque SA	3.400%	4/11/14	22,490	23,066
4 RCI Banque SA	4.600%	4/12/16	11,720	12,237
Staples Inc.	7.375%	10/1/12	22,580	24,155
Target Corp.	5.125%	1/15/13	9,340	9,964
Target Corp.	1.125%	7/18/14	10,640	10,688
Toll Brothers Finance Corp.	5.150%	5/15/15	16,010	16,610

14

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Toyota Motor Credit Corp.	1.900%	12/5/12	68,800	69,779
Toyota Motor Credit Corp.	1.375%	8/12/13	23,140	23,370
4 Volkswagen International Finance NV	1.625%	8/12/13	19,525	19,707
4 Volkswagen International Finance NV	1.875%	4/1/14	59,600	60,353
4 Volvo Treasury AB	5.950%	4/1/15	48,950	54,564
Wal-Mart Stores Inc.	4.250%	4/15/13	13,175	14,008
Wal-Mart Stores Inc.	4.550%	5/1/13	2,600	2,782
Wal-Mart Stores Inc.	3.000%	2/3/14	11,985	12,646
Wal-Mart Stores Inc.	1.625%	4/15/14	18,640	19,075
Wal-Mart Stores Inc.	3.200%	5/15/14	50,000	53,211
Wal-Mart Stores Inc.	2.875%	4/1/15	11,815	12,466
Wal-Mart Stores Inc.	1.500%	10/25/15	60,400	60,477
Walgreen Co.	4.875%	8/1/13	60,850	65,862
Walt Disney Co.	6.375%	3/1/12	1,900	1,967
Walt Disney Co.	4.500%	12/15/13	50,163	54,433
4 Wesfarmers Ltd.	2.983%	5/18/16	7,180	7,254
Western Union Co.	6.500%	2/26/14	28,250	31,698
Consumer Noncyclical (5.7%)
Abbott Laboratories	2.700%	5/27/15	19,525	20,593
Allergan Inc.	5.750%	4/1/16	15,530	18,095
Altria Group Inc.	8.500%	11/10/13	31,113	36,076
Altria Group Inc.	4.125%	9/11/15	38,477	41,686
AmerisourceBergen Corp.	5.625%	9/15/12	12,395	13,029
Amgen Inc.	2.300%	6/15/16	20,000	20,306
Anheuser-Busch Cos. Inc.	5.000%	1/15/15	3,480	3,873
Anheuser-Busch InBev Worldwide Inc.	3.000%	10/15/12	32,800	33,700
Anheuser-Busch InBev Worldwide Inc.	2.500%	3/26/13	97,500	100,242
Anheuser-Busch InBev Worldwide Inc.	1.500%	7/14/14	39,000	39,372
Anheuser-Busch InBev Worldwide Inc.	5.375%	11/15/14	28,675	32,389
Anheuser-Busch InBev Worldwide Inc.	4.125%	1/15/15	4,885	5,329
Anheuser-Busch InBev Worldwide Inc.	2.875%	2/15/16	33,440	35,000
AstraZeneca plc	5.400%	9/15/12	39,650	41,816
AstraZeneca plc	5.400%	6/1/14	1,330	1,498
Avon Products Inc.	5.625%	3/1/14	22,755	25,065
Baxter International Inc.	1.800%	3/15/13	6,820	6,951
Biogen Idec Inc.	6.000%	3/1/13	41,165	44,003
Boston Scientific Corp.	4.500%	1/15/15	37,900	40,835
Boston Scientific Corp.	6.400%	6/15/16	15,572	18,129
Bottling Group LLC	6.950%	3/15/14	10,283	11,845
Bunge Ltd. Finance Corp.	5.100%	7/15/15	4,380	4,758
Bunge Ltd. Finance Corp.	4.100%	3/15/16	17,290	18,358
Cardinal Health Inc.	5.500%	6/15/13	4,245	4,572
CareFusion Corp.	4.125%	8/1/12	4,660	4,806
CareFusion Corp.	5.125%	8/1/14	13,970	15,400
4 Cargill Inc.	4.307%	5/14/21	4,134	4,291
Celgene Corp.	2.450%	10/15/15	14,600	14,764
Church & Dwight Co. Inc.	3.350%	12/15/15	9,760	10,176
Clorox Co.	5.000%	3/1/13	2,750	2,871
4 Coca-Cola Amatil Ltd.	3.250%	11/2/14	6,560	6,884
Coca-Cola Co.	0.750%	11/15/13	19,950	19,969
Coca-Cola Co.	3.625%	3/15/14	19,635	21,069
Coca-Cola Co.	1.500%	11/15/15	38,775	38,937
Coca-Cola Refreshments USA Inc.	5.000%	8/15/13	20,400	22,099
Coca-Cola Refreshments USA Inc.	7.375%	3/3/14	14,575	16,963
Coca-Cola Refreshments USA Inc.	4.250%	3/1/15	4,500	4,948
Covidien International Finance SA	5.450%	10/15/12	6,750	7,127
Covidien International Finance SA	1.875%	6/15/13	29,250	29,767
CR Bard Inc.	2.875%	1/15/16	22,350	23,286
Delhaize Group SA	5.875%	2/1/14	1,925	2,116
Diageo Capital plc	5.200%	1/30/13	6,315	6,740
Dr Pepper Snapple Group Inc.	2.350%	12/21/12	9,400	9,575
Express Scripts Inc.	6.250%	6/15/14	7,505	8,438
Express Scripts Inc.	3.125%	5/15/16	20,350	20,810

15

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
General Mills Inc.	5.650%	9/10/12	9,733	10,288
General Mills Inc.	5.250%	8/15/13	15,800	17,179
GlaxoSmithKline Capital Inc.	4.850%	5/15/13	95,400	102,512
HJ Heinz Co.	5.350%	7/15/13	7,175	7,790
Hospira Inc.	5.900%	6/15/14	6,825	7,616
Kellogg Co.	5.125%	12/3/12	9,770	10,346
Kellogg Co.	4.250%	3/6/13	14,000	14,753
Koninklijke Philips Electronics NV	4.625%	3/11/13	13,925	14,783
Kraft Foods Inc.	5.625%	11/1/11	3,797	3,843
Kraft Foods Inc.	6.000%	2/11/13	27,339	29,417
Kraft Foods Inc.	2.625%	5/8/13	39,934	41,152
Kraft Foods Inc.	5.250%	10/1/13	24,308	26,424
Kraft Foods Inc.	6.750%	2/19/14	21,475	24,430
Kroger Co.	6.750%	4/15/12	13,975	14,568
Kroger Co.	6.200%	6/15/12	3,550	3,720
Kroger Co.	5.000%	4/15/13	31,915	34,067
Kroger Co.	7.500%	1/15/14	13,725	15,770
Life Technologies Corp.	4.400%	3/1/15	14,600	15,715
McKesson Corp.	5.250%	3/1/13	9,750	10,388
McKesson Corp.	6.500%	2/15/14	9,070	10,244
Mead Johnson Nutrition Co.	3.500%	11/1/14	14,000	14,797
Medco Health Solutions Inc.	6.125%	3/15/13	29,200	31,393
Medco Health Solutions Inc.	7.250%	8/15/13	21,105	23,410
Medtronic Inc.	4.500%	3/15/14	9,200	10,032
Medtronic Inc.	3.000%	3/15/15	9,645	10,198
Novartis Capital Corp.	1.900%	4/24/13	131,480	134,617
Novartis Capital Corp.	4.125%	2/10/14	31,775	34,372
PepsiAmericas Inc.	4.375%	2/15/14	14,370	15,611
PepsiCo Inc.	4.650%	2/15/13	22,166	23,531
PepsiCo Inc.	0.875%	10/25/13	38,260	38,358
PepsiCo Inc.	3.750%	3/1/14	26,150	28,038
Pfizer Inc.	4.500%	2/15/14	5,500	6,033
Pfizer Inc.	5.350%	3/15/15	52,000	59,399
Philip Morris International Inc.	4.875%	5/16/13	36,600	39,308
Philip Morris International Inc.	6.875%	3/17/14	18,431	21,221
Philip Morris International Inc.	2.500%	5/16/16	15,600	16,056
Procter & Gamble International Funding SCA	1.350%	8/26/11	19,325	19,336
Reynolds American Inc.	7.250%	6/1/13	7,800	8,599
Reynolds American Inc.	7.625%	6/1/16	3,050	3,683
4 Roche Holdings Inc.	5.000%	3/1/14	3,160	3,477
Safeway Inc.	6.250%	3/15/14	9,650	10,819
Sanofi	1.625%	3/28/14	36,470	37,249
St. Jude Medical Inc.	2.200%	9/15/13	48,750	49,860
St. Jude Medical Inc.	3.750%	7/15/14	18,575	19,916
Stryker Corp.	3.000%	1/15/15	13,600	14,312
Sysco Corp.	4.200%	2/12/13	9,255	9,744
Teva Pharmaceutical Finance II BV / Teva
Pharmaceutical Finance III LLC	3.000%	6/15/15	10,235	10,723
Thermo Fisher Scientific Inc.	2.150%	12/28/12	18,750	19,119
Thermo Fisher Scientific Inc.	5.000%	6/1/15	2,330	2,607
Whirlpool Corp.	5.500%	3/1/13	37,511	39,697
4 WM Wrigley Jr Co.	2.450%	6/28/12	53,660	53,974
Wyeth	5.500%	3/15/13	66,330	71,631
Wyeth	5.500%	2/1/14	53,732	59,971
Energy (3.0%)
Anadarko Petroleum Corp.	5.750%	6/15/14	29,998	33,285
Anadarko Petroleum Corp.	5.950%	9/15/16	9,780	11,285
Anadarko Petroleum Corp.	6.375%	9/15/17	11,215	13,234
Apache Corp.	5.250%	4/15/13	4,900	5,284
BP Capital Markets plc	5.250%	11/7/13	91,763	100,071
BP Capital Markets plc	3.625%	5/8/14	43,740	46,406
BP Capital Markets plc	3.875%	3/10/15	60,697	65,470
BP Capital Markets plc	3.125%	10/1/15	33,450	35,152

16

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
BP Capital Markets plc	3.200%	3/11/16	43,970	46,243
Burlington Resources Finance Co.	6.500%	12/1/11	1,865	1,903
Canadian Natural Resources Ltd.	5.150%	2/1/13	14,020	14,894
Cenovus Energy Inc.	4.500%	9/15/14	18,650	20,413
ConocoPhillips	4.400%	5/15/13	13,725	14,634
ConocoPhillips	4.750%	2/1/14	74,298	81,455
ConocoPhillips	4.600%	1/15/15	6,830	7,615
ConocoPhillips Australia Funding Co.	5.500%	4/15/13	9,516	10,285
Devon Energy Corp.	5.625%	1/15/14	6,250	6,945
Devon Financing Corp. ULC	6.875%	9/30/11	21,780	21,995
Ensco plc	3.250%	3/15/16	38,325	39,879
EOG Resources Inc.	2.950%	6/1/15	20,540	21,520
4 GS Caltex Corp.	5.500%	10/15/15	8,300	9,055
Husky Energy Inc.	5.900%	6/15/14	16,115	18,030
4 Marathon Petroleum Corp.	3.500%	3/1/16	17,600	18,498
Noble Holding International Ltd.	3.450%	8/1/15	20,381	21,495
Noble Holding International Ltd.	3.050%	3/1/16	16,130	16,561
Occidental Petroleum Corp.	2.500%	2/1/16	34,250	35,553
4 Schlumberger SA	2.650%	1/15/16	15,885	16,440
Shell International Finance BV	1.875%	3/25/13	45,000	46,021
Shell International Finance BV	4.000%	3/21/14	138,195	149,169
Shell International Finance BV	3.100%	6/28/15	48,845	52,048
4 Statoil ASA	5.125%	4/30/14	9,750	10,832
Total Capital Canada Ltd.	1.625%	1/28/14	26,600	27,212
Total Capital SA	3.000%	6/24/15	15,065	15,958
Total Capital SA	3.125%	10/2/15	9,750	10,347
Transocean Inc.	5.250%	3/15/13	7,181	7,607
Transocean Inc.	4.950%	11/15/15	39,000	42,859
Valero Energy Corp.	6.875%	4/15/12	21,000	21,872
Valero Energy Corp.	4.750%	6/15/13	17,350	18,437
Valero Energy Corp.	4.500%	2/1/15	14,625	15,895
Weatherford International Ltd.	5.150%	3/15/13	3,737	3,955
Weatherford International Ltd.	5.500%	2/15/16	9,760	10,910
4 Woodside Finance Ltd.	8.125%	3/1/14	9,375	10,825
Technology (3.1%)
Affiliated Computer Services Inc.	5.200%	6/1/15	9,750	10,792
Agilent Technologies Inc.	4.450%	9/14/12	21,475	22,279
Amphenol Corp.	4.750%	11/15/14	9,750	10,673
Applied Materials Inc.	2.650%	6/15/16	19,550	20,092
Cisco Systems Inc.	1.625%	3/14/14	99,040	100,918
Cisco Systems Inc.	2.900%	11/17/14	5,000	5,300
Cisco Systems Inc.	5.500%	2/22/16	5,700	6,583
Computer Sciences Corp.	5.000%	2/15/13	15,000	15,767
Computer Sciences Corp.	5.500%	3/15/13	10,710	11,372
Dell Inc.	4.700%	4/15/13	23,640	25,128
Dell Inc.	2.100%	4/1/14	46,000	47,191
Dell Inc.	5.625%	4/15/14	27,750	31,010
Dell Inc.	2.300%	9/10/15	15,375	15,789
Dun & Bradstreet Corp.	6.000%	4/1/13	25,050	26,910
Dun & Bradstreet Corp.	2.875%	11/15/15	6,750	6,916
Hewlett-Packard Co.	4.500%	3/1/13	55,083	58,444
Hewlett-Packard Co.	1.250%	9/13/13	39,000	39,458
Hewlett-Packard Co.	6.125%	3/1/14	76,116	85,624
Hewlett-Packard Co.	1.550%	5/30/14	18,330	18,610
Hewlett-Packard Co.	2.125%	9/13/15	9,750	9,918
Hewlett-Packard Co.	2.200%	12/1/15	5,825	5,927
Hewlett-Packard Co.	2.650%	6/1/16	19,540	20,196
HP Enterprise Services LLC	6.000%	8/1/13	83,308	91,550
IBM International Group Capital LLC	5.050%	10/22/12	47,570	50,222
International Business Machines Corp.	4.750%	11/29/12	7,195	7,601
International Business Machines Corp.	2.100%	5/6/13	48,471	49,751
International Business Machines Corp.	1.000%	8/5/13	130,335	131,402
International Business Machines Corp.	6.500%	10/15/13	8,800	9,869

17

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	International Business Machines Corp.	2.000%	1/5/16	19,550	19,825
	International Business Machines Corp.	1.950%	7/22/16	41,550	41,690
	Intuit Inc.	5.400%	3/15/12	9,200	9,471
	Lexmark International Inc.	5.900%	6/1/13	18,400	19,644
	Microsoft Corp.	2.950%	6/1/14	22,750	24,168
	Motorola Solutions Inc.	8.000%	11/1/11	22,727	23,117
	Oracle Corp.	4.950%	4/15/13	19,338	20,783
	Oracle Corp.	3.750%	7/8/14	35,175	38,143
	Pitney Bowes Inc.	4.875%	8/15/14	4,500	4,860
	Pitney Bowes Inc.	5.000%	3/15/15	21,870	23,837
4	STATS ChipPAC Ltd.	7.500%	8/12/15	1,000	1,087
	Texas Instruments Inc.	1.375%	5/15/14	35,475	35,869
	Xerox Corp.	6.875%	8/15/11	27,655	27,715
	Transportation (1.1%)
	American Airlines Pass Through Trust 2001-02	7.858%	10/1/11	15,885	16,004
	Burlington Northern Santa Fe LLC	5.900%	7/1/12	4,800	5,033
	Canadian National Railway Co.	6.375%	10/15/11	4,325	4,376
	Canadian National Railway Co.	4.950%	1/15/14	8,125	8,925
2	Continental Airlines 1997-4 Class A Pass Through Trust	6.900%	1/2/18	8,532	9,054
2	Continental Airlines 1998-1 Class A Pass Through Trust	6.648%	9/15/17	5,439	5,766
2	Continental Airlines 2000-1 Class A-1 Pass Through
	Trust	8.048%	11/1/20	6,494	7,046
2	Continental Airlines 2005-ERJ1 Pass Through Trust	9.798%	4/1/21	6,870	7,111
2,5	Continental Airlines 2006-1 Class G Pass Through Trust	0.603%	6/2/15	11,612	11,068
	CSX Corp.	6.300%	3/15/12	10,668	11,038
	CSX Corp.	5.750%	3/15/13	10,650	11,456
	CSX Corp.	5.500%	8/1/13	14,120	15,337
	CSX Corp.	6.250%	4/1/15	16,407	19,034
	Delta Air Lines 2001-1 Class A-2 Pass Through Trust	7.111%	9/18/11	17,510	17,641
	Delta Air Lines 2002-1 Class G-2 Pass Through Trust	6.417%	7/2/12	9,690	9,932
2	Delta Air Lines 2007-1 Class B Pass Through Trust	8.021%	8/10/22	4,050	4,091
2	Delta Air Lines 2010-1 Class A Pass Through Trust	6.200%	7/2/18	16,767	17,668
4	ERAC USA Finance LLC	2.750%	7/1/13	11,740	12,018
4	ERAC USA Finance LLC	2.250%	1/10/14	57,760	58,460
4	ERAC USA Finance LLC	5.600%	5/1/15	4,270	4,792
	JB Hunt Transport Services Inc.	3.375%	9/15/15	11,790	12,112
2,5	JetBlue Airways 2004-1 G-1 Pass Through Trust	0.622%	6/15/15	8,728	8,461
2,5	JetBlue Airways 2004-1 G-2 Pass Through Trust	0.667%	9/15/15	25,765	23,416
2,5	JetBlue Airways 2004-2 G-2 Pass Through Trust	0.711%	5/15/18	19,135	16,456
	Ryder System Inc.	6.000%	3/1/13	39,370	42,097
	Ryder System Inc.	5.850%	3/1/14	5,150	5,668
	Ryder System Inc.	3.150%	3/2/15	17,450	18,128
	Ryder System Inc.	3.600%	3/1/16	23,350	24,281
4	Southwest Airlines Co.	10.500%	12/15/11	24,225	25,073
2	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	8/1/22	2,401	2,599
	Union Pacific Corp.	5.450%	1/31/13	4,580	4,888
					11,245,118
Utilities (5.0%)
	Electric (4.0%)
	Alabama Power Co.	4.850%	12/15/12	6,640	7,020
	Appalachian Power Co.	5.650%	8/15/12	16,820	17,647
	Carolina Power & Light Co.	6.500%	7/15/12	38,537	40,692
	Carolina Power & Light Co.	5.125%	9/15/13	12,286	13,370
	Carolina Power & Light Co.	5.150%	4/1/15	4,900	5,542
	Carolina Power & Light Co.	5.250%	12/15/15	10,480	12,021
	CenterPoint Energy Houston Electric LLC	5.700%	3/15/13	2,950	3,174
	CenterPoint Energy Houston Electric LLC	7.000%	3/1/14	16,460	18,885
	Cleveland Electric Illuminating Co.	5.650%	12/15/13	2,925	3,207
2,5	CMS Energy Corp.	1.199%	1/15/13	10,000	9,950
	CMS Energy Corp.	2.750%	5/15/14	21,500	21,473
	CMS Energy Corp.	4.250%	9/30/15	29,555	30,589
	Columbus Southern Power Co.	5.500%	3/1/13	9,775	10,436
	Commonwealth Edison Co.	5.400%	12/15/11	14,049	14,296

18

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Commonwealth Edison Co.	6.150%	3/15/12	11,200	11,581
	Commonwealth Edison Co.	4.700%	4/15/15	2,807	3,106
	Consolidated Edison Co. of New York Inc.	4.875%	2/1/13	5,000	5,296
	Consumers Energy Co.	5.000%	2/15/12	4,300	4,397
	Consumers Energy Co.	5.375%	4/15/13	33,610	36,053
	Dominion Resources Inc.	5.700%	9/17/12	12,107	12,777
	Dominion Resources Inc.	5.000%	3/15/13	3,800	4,045
2	Dominion Resources Inc.	6.300%	9/30/66	4,145	4,021
	DPL Inc.	6.875%	9/1/11	44,692	44,890
	DTE Energy Co.	7.625%	5/15/14	4,900	5,661
	Duke Energy Carolinas LLC	5.300%	10/1/15	4,900	5,623
	Duke Energy Ohio Inc.	2.100%	6/15/13	23,100	23,634
4	EDP Finance BV	5.375%	11/2/12	60,896	59,332
4	Enel Finance International NV	5.700%	1/15/13	4,800	4,975
4	Enel Finance International NV	3.875%	10/7/14	24,475	24,793
	Entergy Arkansas Inc.	5.400%	8/1/13	42,280	45,657
	Exelon Generation Co. LLC	5.350%	1/15/14	19,500	21,220
	FirstEnergy Corp.	6.450%	11/15/11	345	350
	Florida Power Corp.	4.800%	3/1/13	14,480	15,370
2,4	FPL Energy Marcus Hook LP	7.590%	7/10/18	18,296	18,385
2,5	Georgia Power Co.	0.567%	3/15/13	31,000	31,065
	Georgia Power Co.	6.000%	11/1/13	8,105	8,999
	Georgia Power Co.	3.000%	4/15/16	24,425	25,438
	Great Plains Energy Inc.	2.750%	8/15/13	11,700	11,994
4	Iberdrola Finance Ireland Ltd.	3.800%	9/11/14	55,952	57,203
4	International Transmission Co.	4.450%	7/15/13	8,800	9,235
	Kentucky Utilities Co.	1.625%	11/1/15	14,650	14,505
	MidAmerican Energy Co.	5.650%	7/15/12	39,025	40,894
	MidAmerican Energy Co.	4.650%	10/1/14	4,880	5,378
	Midamerican Energy Holdings Co.	3.150%	7/15/12	36,805	37,640
	Midamerican Energy Holdings Co.	5.000%	2/15/14	3,000	3,269
4	Monongahela Power Co.	7.950%	12/15/13	6,720	7,699
	National Rural Utilities Cooperative Finance Corp.	7.250%	3/1/12	24,300	25,233
	National Rural Utilities Cooperative Finance Corp.	2.625%	9/16/12	26,340	26,956
	National Rural Utilities Cooperative Finance Corp.	5.500%	7/1/13	69,773	75,940
	National Rural Utilities Cooperative Finance Corp.	1.125%	11/1/13	13,300	13,364
	National Rural Utilities Cooperative Finance Corp.	4.750%	3/1/14	4,900	5,342
	National Rural Utilities Cooperative Finance Corp.	1.900%	11/1/15	20,390	20,465
	National Rural Utilities Cooperative Finance Corp.	3.050%	3/1/16	10,244	10,740
	Nevada Power Co.	6.500%	4/15/12	8,150	8,444
	Nevada Power Co.	5.875%	1/15/15	6,650	7,553
5	NextEra Energy Capital Holdings Inc.	0.668%	11/9/12	25,750	25,806
	NextEra Energy Capital Holdings Inc.	2.600%	9/1/15	24,660	24,928
2	NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	8,820	8,732
4	Niagara Mohawk Power Corp.	3.553%	10/1/14	4,830	5,101
	Northeast Utilities	7.250%	4/1/12	16,260	16,937
	Northeast Utilities	5.650%	6/1/13	23,225	24,939
	Northern States Power Co.	8.000%	8/28/12	20,550	22,153
	Northern States Power Co.	1.950%	8/15/15	24,075	24,442
	NSTAR Electric Co.	4.875%	10/15/12	5,430	5,697
	Pacific Gas & Electric Co.	6.250%	12/1/13	16,681	18,597
	Pacific Gas & Electric Co.	4.800%	3/1/14	17,436	19,057
	Pacific Gas & Electric Co.	5.625%	11/30/17	14,240	16,593
	Peco Energy Co.	5.950%	11/1/11	8,500	8,610
	Peco Energy Co.	5.600%	10/15/13	7,300	7,999
	Peco Energy Co.	5.000%	10/1/14	4,855	5,405
	PG&E Corp.	5.750%	4/1/14	42,548	47,212
2	PPL Capital Funding Inc.	6.700%	3/30/67	20,650	20,444
	PPL Energy Supply LLC	5.400%	8/15/14	8,725	9,613
	PSEG Power LLC	2.500%	4/15/13	16,525	16,841
	Public Service Co. of Colorado	7.875%	10/1/12	6,741	7,296
	Public Service Electric & Gas Co.	5.125%	9/1/12	6,215	6,517
	Public Service Electric & Gas Co.	5.000%	8/15/14	9,500	10,533
	Public Service Electric & Gas Co.	2.700%	5/1/15	21,500	22,622

19

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Sierra Pacific Power Co.	5.450%	9/1/13	9,280	10,059
	Southern California Edison Co.	5.000%	1/15/14	3,300	3,620
	Southern California Edison Co.	5.750%	3/15/14	12,925	14,507
5	Southern Co.	0.652%	10/21/11	31,800	31,824
	Southern Co.	5.300%	1/15/12	11,931	12,184
	Southern Co.	4.150%	5/15/14	4,650	5,008
4	Trans-Allegheny Interstate Line Co.	4.000%	1/15/15	53,650	56,825
	Virginia Electric and Power Co.	4.750%	3/1/13	31,625	33,544
2	Wisconsin Energy Corp.	6.250%	5/15/67	6,840	6,891
	Natural Gas (1.0%)
	Enbridge Energy Partners LP	5.875%	12/15/16	6,281	7,336
2	Enbridge Energy Partners LP	8.050%	10/1/37	4,615	5,036
	Energy Transfer Partners LP	5.650%	8/1/12	12,660	13,192
	Energy Transfer Partners LP	6.000%	7/1/13	18,540	20,037
	Enterprise Products Operating LLC	6.375%	2/1/13	7,300	7,834
	Enterprise Products Operating LLC	5.650%	4/1/13	26,970	28,864
	Enterprise Products Operating LLC	5.900%	4/15/13	36,800	39,566
	Enterprise Products Operating LLC	9.750%	1/31/14	21,045	25,246
	Enterprise Products Operating LLC	3.200%	2/1/16	9,775	10,119
2	Enterprise Products Operating LLC	8.375%	8/1/66	20,700	22,545
4	Gulf South Pipeline Co. LP	5.750%	8/15/12	23,400	24,451
	Magellan Midstream Partners LP	6.450%	6/1/14	3,650	4,136
4	NGPL PipeCo LLC	6.514%	12/15/12	19,335	20,328
	ONEOK Partners LP	5.900%	4/1/12	15,090	15,603
	ONEOK Partners LP	3.250%	2/1/16	50,960	52,886
	Plains All American Pipeline LP / PAA Finance Corp.	4.250%	9/1/12	14,465	14,974
	Plains All American Pipeline LP / PAA Finance Corp.	3.950%	9/15/15	6,619	7,041
4	Rockies Express Pipeline LLC	6.250%	7/15/13	10,475	11,231
4	Rockies Express Pipeline LLC	3.900%	4/15/15	12,775	13,189
	TransCanada PipeLines Ltd.	3.400%	6/1/15	22,880	24,430
2	TransCanada PipeLines Ltd.	6.350%	5/15/67	7,500	7,719
	Williams Partners LP	3.800%	2/15/15	32,508	34,485
					1,967,608
Total Corporate Bonds (Cost $24,561,181)					25,171,057
Sovereign Bonds (U.S. Dollar-Denominated) (1.3%)
4	Abu Dhabi Government International Bond	5.500%	4/8/14	4,740	5,228
4	Abu Dhabi National Energy Co.	5.620%	10/25/12	4,000	4,176
4	Abu Dhabi National Energy Co.	4.750%	9/15/14	7,000	7,425
4	AK Transneft OJSC Via TransCapitalInvest Ltd.	5.670%	3/5/14	8,525	9,104
4	Banco do Brasil SA/Cayman	4.500%	1/22/15	4,000	4,200
4	Banco do Nordeste do Brasil SA	3.625%	11/9/15	2,000	1,997
	Brazilian Government International Bond	7.875%	3/7/15	14,700	17,743
4	Centrais Eletricas Brasileiras SA	7.750%	11/30/15	3,000	3,526
4	Central American Bank for Economic Integration	5.375%	9/24/14	7,000	7,621
4	CNPC HK Overseas Capital Ltd.	3.125%	4/28/16	5,000	5,072
	Corp. Andina de Fomento	3.750%	1/15/16	7,300	7,433
	Eksportfinans ASA	2.000%	9/15/15	2,500	2,534
	Eksportfinans ASA	2.375%	5/25/16	1,000	1,022
	European Bank for Reconstruction & Development	1.625%	9/3/15	2,575	2,596
	European Investment Bank	4.250%	7/15/13	8,750	9,372
	European Investment Bank	2.875%	1/15/15	19,500	20,731
	European Investment Bank	2.750%	3/23/15	8,750	9,287
	European Investment Bank	2.500%	5/16/16	5,000	5,202
	Export-Import Bank of Korea	5.500%	10/17/12	17,800	18,636
4	Gazprom OAO Via Gaz Capital SA	6.212%	11/22/16	2,425	2,646
4,8	Hana Bank	6.500%	4/9/12	4,580	4,748
	Hungary Government International Bond	4.750%	2/3/15	5,150	5,273
4	Industrial Bank of Korea	7.125%	4/23/14	6,700	7,569
	Israel Government International Bond	5.125%	3/1/14	2,000	2,171
9	Japan Finance Corp.	1.875%	9/24/15	4,500	4,552
	Korea Development Bank	5.300%	1/17/13	18,675	19,631
4	Korea Gas Corp.	6.000%	7/15/14	4,500	4,940

20

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
10	Kreditanstalt fuer Wiederaufbau	3.250%	3/15/13	8,750	9,127
10	Kreditanstalt fuer Wiederaufbau	1.375%	7/15/13	4,400	4,470
10	Kreditanstalt fuer Wiederaufbau	2.750%	10/21/14	28,250	29,897
10	Landwirtschaftliche Rentenbank	3.125%	7/15/15	7,000	7,480
4	MDC-GMTN B.V.	5.750%	5/6/14	11,300	12,435
4	MDC-GMTN B.V.	3.750%	4/20/16	6,000	6,193
	Mexico Government International Bond	5.875%	2/17/14	4,800	5,323
	Mexico Government International Bond	6.625%	3/3/15	4,800	5,568
	Mexico Government International Bond	5.125%	1/15/20	5,000	5,496
4	National Agricultural Cooperative Federation	5.000%	9/30/14	10,000	10,663
	Nordic Investment Bank	2.500%	7/15/15	18,000	18,894
	Panama Government International Bond	7.250%	3/15/15	3,900	4,615
	Peruvian Government International Bond	9.125%	2/21/12	2,900	3,030
	Peruvian Government International Bond	9.875%	2/6/15	10,000	12,550
	Petrobras International Finance Co. - Pifco	9.125%	7/2/13	5,587	6,369
	Petrobras International Finance Co. - Pifco	7.750%	9/15/14	1,600	1,857
	Petrobras International Finance Co. - Pifco	3.875%	1/27/16	5,000	5,174
	Petroleos Mexicanos	4.875%	3/15/15	8,800	9,578
2,4	Petroleum Co. of Trinidad & Tobago Ltd.	6.000%	5/8/22	2,635	2,692
4	Petronas Capital Ltd.	7.000%	5/22/12	20,700	21,651
2,4	PF Export Receivables Master Trust	3.748%	6/1/13	2,862	2,890
2,4	PF Export Receivables Master Trust	6.436%	6/1/15	7,153	7,621
	Poland Government International Bond	6.250%	7/3/12	5,000	5,241
	Poland Government International Bond	3.875%	7/16/15	6,800	7,072
	Province of British Columbia	2.100%	5/18/16	2,000	2,055
	Province of Ontario	3.500%	7/15/13	8,750	9,213
	Province of Ontario	2.950%	2/5/15	8,750	9,277
	Province of Ontario	1.875%	9/15/15	6,400	6,534
	Province of Ontario	2.300%	5/10/16	8,500	8,706
4	Qatar Government International Bond	5.150%	4/9/14	3,200	3,485
4	Qatar Government International Bond	4.000%	1/20/15	8,000	8,456
4,11	Qatari Diar Finance QSC	3.500%	7/21/15	4,600	4,805
4	Qtel International Finance Ltd.	6.500%	6/10/14	4,500	5,018
4	Qtel International Finance Ltd.	3.375%	10/14/16	4,325	4,367
2,4	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	8,931	9,623
4	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	6,675	7,335
	Republic of Italy	2.125%	10/5/12	3,600	3,596
	Republic of Italy	2.125%	9/16/13	5,000	4,950
	Republic of Italy	3.125%	1/26/15	3,000	2,951
	Republic of Korea	4.250%	6/1/13	4,675	4,905
	South Africa Government International Bond	6.500%	6/2/14	6,900	7,769
4	TDIC Finance Ltd.	6.500%	7/2/14	7,275	8,089
4	Transnet Ltd.	4.500%	2/10/16	4,400	4,584
Total Sovereign Bonds (Cost $495,568)					516,039
Taxable Municipal Bonds (0.4%)
	California Educational Facilities Authority Revenue
	(Stanford University)	3.625%	5/1/14	4,000	4,290
	California GO	5.250%	4/1/14	4,850	5,287
5	Florida Hurricane Catastrophe Fund Finance Corp.
	Revenue	0.967%	10/15/12	47,450	47,369
	Illinois GO	2.766%	1/1/12	24,000	24,208
	Illinois GO	4.071%	1/1/14	15,000	15,644
	Loudoun County VA Industrial Development Authority
	Revenue (Howard Hughes Medical Institute)	3.450%	9/1/14	6,200	6,632
	Louisiana Local Government Environmental Facility &
	Community Development Authority Revenue	3.220%	2/1/21	29,250	29,838
	Louisiana Local Government Environmental Facility &
	Community Development Authority Revenue	3.450%	2/1/22	13,800	14,075

21

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	New York City NY Industrial Development Agency
	Special Facility Revenue (American Airlines Inc. John
	F. Kennedy International Airport Project)	7.500%	8/1/16	3,400	3,477
Total Taxable Municipal Bonds (Cost $148,030)					150,820
Tax-Exempt Municipal Bonds (0.1%)
5	Calhoun County TX Navigation Industrial Development
	Authority Port Revenue (BP PLC) VRDO	0.160%	8/1/11	10,000	10,000
5	California Housing Finance Agency Home Mortgage
	Revenue VRDO	0.070%	8/1/11	15,455	15,455
Total Tax-Exempt Municipal Bonds (Cost $25,455)					25,455

				Shares
Convertible Preferred Stock (0.0%)
6	Lehman Brothers Holdings Inc. Pfd. (Cost $29,160)	7.250%		29,160	18
Preferred Stocks (0.1%)
	Southern California Edison Co. Pfd.	5.710%		443,218	44,189
	Aspen Insurance Holdings Ltd. Pfd.	7.401%		262,600	6,539
	General Electric Capital Corp. Pfd.	6.450%		180,000	4,539
	Federal National Mortgage Assn. Pfd.	4.500%		934,000	1,728
Total Preferred Stocks (Cost $78,104)					56,995

Temporary Cash Investment (1.6%)
Money Market Fund (1.6%)
12	Vanguard Market Liquidity Fund (Cost $644,217)	0.114%		644,217,341	644,217
Total Investments (99.9%) (Cost $38,754,236)					39,396,368
Other Assets and Liabilities—Net (0.1%)					40,434
Net Assets (100%)					39,436,802

1 Securities with a value of $59,872,000 have been segregated as initial margin for open futures contracts.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2011, the aggregate value of these securities was $6,843,651,000, representing 17.4% of net assets.
5 Adjustable-rate security.
6 Non-income-producing security--security in default.
7 Non-income-producing security—issuer has suspended all payments until May 1, 2012.
8 Guaranteed by the Republic of Korea.
9 Guaranteed by the Government of Japan.
10 Guaranteed by the Federal Republic of Germany.
11 Guaranteed by the State of Qatar.
12 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
VRDO—Variable Rate Demand Obligation.

22

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (6.2%)
U.S. Government Securities (6.2%)
	United States Treasury Note/Bond	1.375%	2/15/13	9,000	9,145
	United States Treasury Note/Bond	0.625%	2/28/13	25,000	25,113
	United States Treasury Note/Bond	1.375%	5/15/13	75,000	76,360
	United States Treasury Note/Bond	1.250%	2/15/14	21,830	22,277
	United States Treasury Note/Bond	1.250%	4/15/14	13,168	13,446
	United States Treasury Note/Bond	1.875%	4/30/14	100,000	103,766
	United States Treasury Note/Bond	1.000%	5/15/14	99,332	100,745
	United States Treasury Note/Bond	2.250%	5/31/14	1,200	1,259
	United States Treasury Note/Bond	2.625%	6/30/14	13,010	13,797
	United States Treasury Note/Bond	4.125%	5/15/15	28,000	31,478
	United States Treasury Note/Bond	1.250%	8/31/15	24,868	25,163
	United States Treasury Note/Bond	1.250%	9/30/15	50,000	50,508
	United States Treasury Note/Bond	1.250%	10/31/15	29,362	29,619
1	United States Treasury Note/Bond	9.875%	11/15/15	9,000	12,347
	United States Treasury Note/Bond	2.250%	3/31/16	59,896	62,751
	United States Treasury Note/Bond	2.375%	3/31/16	2,000	2,107
	United States Treasury Note/Bond	2.000%	4/30/16	109,335	113,162
	United States Treasury Note/Bond	2.625%	4/30/16	4,700	5,004
	United States Treasury Note/Bond	2.875%	3/31/18	65,000	68,707
	United States Treasury Note/Bond	2.750%	2/15/19	6,395	6,634
1	United States Treasury Note/Bond	3.625%	8/15/19	1,530	1,673
	United States Treasury Note/Bond	3.375%	11/15/19	32,810	35,158
	United States Treasury Note/Bond	3.625%	2/15/21	50,000	53,687
	United States Treasury Note/Bond	3.125%	5/15/21	50,000	51,390
					915,296
Nonconventional Mortgage-Backed Securities (0.0%)
2,3	Freddie Mac Non Gold Pool	2.625%	8/1/32	601	626
2,3	Freddie Mac Non Gold Pool	3.018%	9/1/32	271	279
					905
Total U.S. Government and Agency Obligations (Cost $887,101)					916,201
Asset-Backed/Commercial Mortgage-Backed Securities (12.9%)
2,4	Ally Auto Receivables Trust	2.690%	2/15/17	3,250	3,318
2,4	Ally Master Owner Trust	3.470%	4/15/15	3,900	4,027
2,4	Ally Master Owner Trust	3.870%	4/15/15	1,800	1,863
2,4	Ally Master Owner Trust	4.250%	4/15/17	3,100	3,379
2,4	Ally Master Owner Trust	4.590%	4/15/17	3,280	3,540
2,5	Ally Master Owner Trust	1.257%	8/15/17	43,450	43,910
2,4,5	Ally Master Owner Trust	1.736%	8/15/17	8,100	8,165
2,4,5	Ally Master Owner Trust	2.136%	8/15/17	6,160	6,258
2,4,5	American Express Credit Account Master Trust	0.857%	12/15/16	1,000	999
2,4	Americold LLC Trust	4.954%	1/14/29	1,150	1,211
2,4	Americold LLC Trust	6.030%	1/14/29	3,500	3,777
2,4	Americold LLC Trust	6.811%	1/14/29	5,540	5,902
2	Americredit Prime Automobile Receivable	2.900%	12/15/14	1,480	1,513
2,4,5	Arkle Master Issuer PLC	1.510%	5/17/60	60,370	60,095
2,4,5	Arran Residential Mortgages Funding PLC	1.661%	5/16/47	8,640	8,635
2,4,5	Arran Residential Mortgages Funding PLC	1.787%	11/19/47	11,900	11,934
4	BA Covered Bond Issuer	5.500%	6/14/12	11,000	11,370
2,5	BA Credit Card Trust	0.476%	6/16/14	2,205	2,203
2	Banc of America Merrill Lynch Commercial Mortgage
	Inc.	5.634%	7/10/46	24,950	27,427
2,5	Banc of America Merrill Lynch Commercial Mortgage
	Inc.	5.646%	4/10/49	26,887	29,015
2,5	Banc of America Merrill Lynch Commercial Mortgage
	Inc.	6.205%	2/10/51	31,812	35,679
2,4,5	Bank of America Student Loan Trust	1.053%	2/25/43	31,474	31,348
2,5	Bank One Issuance Trust	0.987%	2/15/17	1,200	1,193
2,5	Bear Stearns Commercial Mortgage Securities	5.715%	6/11/40	35,740	39,317
2	Bear Stearns Commercial Mortgage Securities	4.945%	2/11/41	6,369	6,420
2	Bear Stearns Commercial Mortgage Securities	5.574%	6/11/50	13,000	13,300

23

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	Bear Stearns Commercial Mortgage Securities	5.613%	6/11/50	11,900	12,378
2,5	Brazos Higher Education Authority	0.447%	6/25/26	5,720	5,283
2,5	Brazos Higher Education Authority	1.157%	5/25/29	4,724	4,713
2,5	Brazos Higher Education Authority	1.057%	2/25/30	25,900	25,732
2,5	Capital One Multi-Asset Execution Trust	0.487%	6/16/14	6,100	6,099
2,5	Capital One Multi-Asset Execution Trust	0.506%	7/15/14	10,700	10,693
2,5	Capital One Multi-Asset Execution Trust	0.487%	11/17/14	13,760	13,723
2,5	Capital One Multi-Asset Execution Trust	2.437%	7/15/16	16,374	16,669
2,5	Capital One Multi-Asset Execution Trust	1.236%	12/15/16	1,988	1,968
2,5	Capital One Multi-Asset Execution Trust	0.236%	11/15/19	1,130	1,110
2,5	Capital One Multi-Asset Execution Trust	0.267%	12/16/19	80,585	79,242
2,5	Capital One Multi-Asset Execution Trust	0.227%	7/15/20	46,699	45,643
2,4,5	CFCRE Commercial Mortgage Trust	5.552%	4/15/44	1,050	983
2,4,5	CFCRE Commercial Mortgage Trust	5.552%	4/15/44	2,900	2,847
2,5	Chase Issuance Trust	0.646%	4/15/19	5,700	5,562
2	Chrysler Financial Auto Securitization Trust	2.940%	6/8/13	4,452	4,452
2,4	Chrysler Financial Auto Securitization Trust	6.250%	5/8/14	5,600	5,725
2,4	Chrysler Financial Auto Securitization Trust	5.570%	8/8/14	5,600	5,723
2,4	Chrysler Financial Auto Securitization Trust	6.540%	11/10/14	3,300	3,420
2	Chrysler Financial Auto Securitization Trust	3.520%	8/8/16	7,300	7,440
2,5	Citibank Credit Card Issuance Trust	0.596%	7/15/14	34,895	34,818
2,5	Citibank Credit Card Issuance Trust	0.586%	2/20/15	11,355	11,299
2,5	Citibank Credit Card Issuance Trust	0.657%	3/24/17	1,520	1,494
2,5	Citibank Credit Card Issuance Trust	1.561%	5/20/20	11,800	12,666
2,4,5	Citibank Omni Master Trust	2.936%	8/15/18	4,125	4,345
2,4	Citibank Omni Master Trust	5.350%	8/15/18	16,845	18,599
2,4	Citibank Omni Master Trust	4.900%	11/15/18	64,185	70,197
2	Citigroup Commercial Mortgage Trust	5.431%	10/15/49	6,650	7,250
2	Citigroup Commercial Mortgage Trust	5.697%	12/10/49	13,000	13,203
2,4	CLI Funding LLC	4.500%	3/18/26	2,914	2,875
2,4	Commercial Mortgage Pass Through Certificates	3.830%	7/10/46	5,000	4,993
2,4	Commercial Mortgage Pass Through Certificates	4.205%	7/10/46	5,930	5,845
2	Commercial Mortgage Pass Through Certificates	5.811%	12/10/49	5,510	5,554
4	Credit Suisse AG/Guernsey	2.600%	5/27/16	475	486
2,5	Credit Suisse First Boston Mortgage Securities Corp.	5.014%	2/15/38	10,420	11,249
2	Credit Suisse Mortgage Capital Certificates	5.819%	6/15/38	15,484	17,112
2	Credit Suisse Mortgage Capital Certificates	5.702%	6/15/39	9,538	9,663
2	Credit Suisse Mortgage Capital Certificates	5.589%	9/15/40	8,800	8,952
2,4,5	DBUBS Mortgage Trust	5.446%	7/10/44	8,000	7,446
2,4,5	DBUBS Mortgage Trust	5.557%	11/10/46	5,480	5,280
2,4	Extended Stay America Trust	2.950%	11/5/27	5,530	5,478
2,4	Extended Stay America Trust	4.220%	11/5/27	7,200	7,189
2,4	Extended Stay America Trust	4.860%	11/5/27	8,600	8,654
2	Ford Credit Auto Owner Trust	2.930%	11/15/15	1,000	1,042
2	Ford Credit Auto Owner Trust	3.220%	3/15/16	1,210	1,263
2,4,5	Ford Credit Floorplan Master Owner Trust	2.437%	12/15/14	7,280	7,430
2,4,5	Ford Credit Floorplan Master Owner Trust	2.837%	12/15/14	37,130	37,975
2,4,5	Ford Credit Floorplan Master Owner Trust	1.887%	2/15/17	20,990	21,765
2,4	Ford Credit Floorplan Master Owner Trust	4.200%	2/15/17	7,440	8,108
2,4	Ford Credit Floorplan Master Owner Trust	4.990%	2/15/17	8,785	9,600
2,4,5	Fosse Master Issuer PLC	1.750%	10/18/54	31,000	31,108
4	FUEL Trust	3.984%	6/15/16	7,800	7,922
2	GE Capital Commercial Mortgage Corp.	4.974%	7/10/45	28,700	31,162
2	GE Capital Commercial Mortgage Corp.	4.353%	6/10/48	1,699	1,704
2,4	Great America Leasing Receivables	2.340%	4/15/16	1,500	1,532
2	Greenwich Capital Commercial Funding Corp.	5.224%	4/10/37	23,150	25,023
2	Greenwich Capital Commercial Funding Corp.	5.881%	7/10/38	40,015	44,551
2,4	GS Mortgage Securities Corp. II	3.215%	2/10/21	5,290	5,302
2,4	GS Mortgage Securities Corp. II	3.563%	2/10/21	1,850	1,816
2	GS Mortgage Securities Corp. II	5.506%	4/10/38	9,238	9,329
2,5	GS Mortgage Securities Corp. II	5.553%	4/10/38	11,381	12,380
4,5	GS Mortgage Securities Corp. II	5.230%	12/10/43	1,370	1,265
2,4	GS Mortgage Securities Corp. II	4.473%	3/10/44	2,650	2,744
2,4	GS Mortgage Securities Corp. II	4.753%	3/10/44	2,665	2,735

24

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2,4	GS Mortgage Securities Corp. II	5.361%	3/10/44	3,446	3,464
2,4	GS Mortgage Securities Corp. II	5.543%	3/10/44	2,650	2,446
2,4	Hertz Vehicle Financing LLC	3.740%	2/25/17	28,500	30,000
2,4	Hertz Vehicle Financing LLC	3.290%	3/25/18	7,500	7,610
2,4,5	Holmes Master Issuer PLC	1.649%	10/15/54	7,380	7,402
5	Illinois Student Assistance Commission	1.303%	4/25/22	25,700	25,664
2,4	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.633%	12/5/27	21,645	24,163
2,5	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.475%	4/15/43	20,045	22,011
2,4	JP Morgan Chase Commercial Mortgage Securities
	Corp.	4.608%	6/15/43	10,030	10,679
2,4	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.058%	6/15/43	7,950	8,546
2,4	JP Morgan Chase Commercial Mortgage Securities
	Corp.	3.615%	11/15/43	4,000	4,006
2,4	JP Morgan Chase Commercial Mortgage Securities
	Corp.	4.069%	11/15/43	3,075	3,011
2,4,5	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.531%	11/15/43	2,730	2,517
2,4,5	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.531%	11/15/43	2,313	2,300
2,4	JP Morgan Chase Commercial Mortgage Securities
	Corp.	4.387%	2/16/46	10,050	10,288
2,4	JP Morgan Chase Commercial Mortgage Securities
	Corp.	4.717%	2/16/46	7,650	7,758
2,4	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.360%	2/16/46	8,350	7,650
2,4	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.533%	2/16/46	6,255	5,595
2	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.716%	2/15/51	30,084	32,867
2	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.827%	2/15/51	13,370	13,693
2	LB-UBS Commercial Mortgage Trust	5.869%	6/15/38	11,500	12,757
2	LB-UBS Commercial Mortgage Trust	5.347%	11/15/38	42,411	46,256
2	LB-UBS Commercial Mortgage Trust	5.866%	9/15/45	36,000	39,787
2,5	MBNA Credit Card Master Note Trust	1.537%	10/15/14	875	880
2,5	MBNA Credit Card Master Note Trust	0.606%	7/15/15	24,379	24,256
2,5	MBNA Credit Card Master Note Trust	1.537%	3/15/16	3,430	3,468
2,5	MBNA Credit Card Master Note Trust	1.087%	11/15/16	16,655	16,671
2	Merrill Lynch Mortgage Trust	5.722%	6/12/50	10,714	10,924
2	Merrill Lynch Mortgage Trust	5.690%	2/12/51	15,000	16,345
2	Morgan Stanley Capital I	5.640%	6/11/42	24,100	24,536
2,4	Morgan Stanley Capital I	4.700%	9/15/47	3,750	3,942
2,4,5	Morgan Stanley Capital I	5.256%	9/15/47	5,390	5,187
2,4,5	Navistar Financial Dealer Note Master Trust	1.637%	10/26/15	10,550	10,663
5	North Carolina Education Assistance Authority Student
	Loan Revenue	1.153%	1/26/26	5,500	5,417
2,4,5	Permanent Master Issuer PLC	1.399%	7/15/42	13,120	13,080
2,4,5	Permanent Master Issuer PLC	1.649%	7/15/42	16,000	15,987
2,4,5	Silverstone Master Issuer PLC	1.752%	1/21/55	40,850	41,084
2,5	SLM Student Loan Trust	0.353%	4/25/25	6,000	5,782
2,5	SLM Student Loan Trust	0.353%	10/25/25	9,200	8,793
2,5	SLM Student Loan Trust	0.363%	10/27/25	6,500	6,124
2,5	SLM Student Loan Trust	0.343%	1/26/26	24,625	22,930
2,5	SLM Student Loan Trust	0.363%	1/25/27	3,000	2,815
2,4	SLM Student Loan Trust	4.370%	4/17/28	1,700	1,781
2,4	SLM Student Loan Trust	3.740%	2/15/29	10,500	10,361
2,4,5	SMART Trust/Australia	1.689%	12/14/15	21,200	21,529
2,4	SMART Trust/Australia	2.520%	11/14/16	5,000	5,106
2,4	SMART Trust/Australia	2.310%	4/14/17	1,750	1,750
2,4	Sonic Capital LLC	5.438%	5/20/41	5,274	5,346
2,5	South Carolina Student Loan Corp.	1.253%	7/25/25	21,200	21,000

25

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2,4	TAL Advantage LLC	4.310%	5/20/26	4,573	4,548
2,4	Textainer Marine Containers Ltd.	4.700%	6/15/26	3,471	3,432
2,4	Tidewater Auto Receivables Trust	5.920%	5/15/17	3,887	3,918
2	Volkswagen Auto Loan Enhanced Trust	2.140%	8/22/16	450	459
2,4	Volvo Financial Equipment LLC	2.990%	5/15/17	3,700	3,752
2,5	Wachovia Bank Commercial Mortgage Trust	5.765%	7/15/45	13,360	14,727
2	Wachovia Bank Commercial Mortgage Trust	5.569%	5/15/46	8,800	9,010
2	Wachovia Bank Commercial Mortgage Trust	5.572%	10/15/48	40,425	43,659
2,4	WF-RBS Commercial Mortgage Trust	4.498%	2/15/44	1,020	1,054
2,4	WF-RBS Commercial Mortgage Trust	5.392%	2/15/44	3,200	3,053
2,4	WF-RBS Commercial Mortgage Trust	3.998%	3/15/44	1,030	1,034
4,5	WF-RBS Commercial Mortgage Trust	5.335%	3/15/44	7,200	6,740
2,4	WF-RBS Commercial Mortgage Trust	4.902%	6/15/44	2,600	2,673
2,4,5	WF-RBS Commercial Mortgage Trust	5.418%	6/15/44	4,000	3,640
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,820,920)					1,903,532
Corporate Bonds (75.6%)
Finance (32.9%)
	Banking (20.2%)
4	Abbey National Treasury Services PLC	3.875%	11/10/14	4,550	4,653
	Abbey National Treasury Services PLC	4.000%	4/27/16	10,500	10,288
	AgriBank FCB	9.125%	7/15/19	5,000	6,199
	American Express Bank FSB	6.000%	9/13/17	4,250	4,858
	American Express Centurion Bank	5.950%	6/12/17	10,000	11,534
	American Express Centurion Bank	6.000%	9/13/17	38,060	43,775
	American Express Co.	7.000%	3/19/18	29,000	34,808
	American Express Co.	8.125%	5/20/19	23,304	29,961
	American Express Credit Corp.	2.750%	9/15/15	6,200	6,304
2,4	ANZ Capital Trust II	5.360%	11/29/49	10,000	10,190
	Astoria Financial Corp.	5.750%	10/15/12	9,000	9,346
4	Australia & New Zealand Banking Group Ltd.	4.875%	1/12/21	5,000	5,222
4	Banco Santander Chile	5.375%	12/9/14	4,000	4,217
4	Banco Votorantim SA	5.250%	2/11/16	12,000	12,318
	Bank of America Corp.	3.625%	3/17/16	5,000	5,020
	Bank of America Corp.	3.750%	7/12/16	5,000	5,016
	Bank of America Corp.	6.500%	8/1/16	11,375	12,722
	Bank of America Corp.	5.420%	3/15/17	7,300	7,427
	Bank of America Corp.	6.000%	9/1/17	1,750	1,895
	Bank of America Corp.	5.750%	12/1/17	22,500	23,894
	Bank of America Corp.	5.650%	5/1/18	15,000	15,941
	Bank of America Corp.	7.625%	6/1/19	3,500	4,152
	Bank of America Corp.	5.625%	7/1/20	10,000	10,359
	Bank of America NA	5.300%	3/15/17	8,877	9,133
	Bank of America NA	6.100%	6/15/17	5,000	5,387
	Bank of New York Mellon Corp.	4.950%	3/15/15	9,500	10,473
	Bank of New York Mellon Corp.	5.500%	12/1/17	5,465	6,240
	Bank of New York Mellon Corp.	5.450%	5/15/19	9,580	10,851
	Bank of New York Mellon Corp.	4.150%	2/1/21	7,000	7,201
	Bank of Nova Scotia	4.375%	1/13/21	8,000	8,363
4	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.450%	9/11/15	15,000	15,178
	Bank One Corp.	4.900%	4/30/15	15,000	16,273
	Barclays Bank plc	5.000%	9/22/16	10,000	10,788
4	Barclays Bank plc	6.050%	12/4/17	26,307	27,689
	Barclays Bank plc	6.750%	5/22/19	22,030	25,030
	Barclays Bank plc	5.125%	1/8/20	55,000	56,618
2,4	Barclays Bank plc	5.926%	9/29/49	10,000	8,931
	BB&T Corp.	5.200%	12/23/15	6,380	7,033
	BB&T Corp.	4.900%	6/30/17	15,300	16,588
	BB&T Corp.	6.850%	4/30/19	22,714	27,409
4	BBVA Bancomer SA	6.500%	3/10/21	15,000	15,583
	Bear Stearns Cos. LLC	5.700%	11/15/14	9,345	10,325
	Bear Stearns Cos. LLC	6.400%	10/2/17	17,000	19,753
	Bear Stearns Cos. LLC	7.250%	2/1/18	25,035	30,192

26

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	BNP Paribas / BNP Paribas US Medium-Term Note
	Program LLC	4.800%	6/24/15	17,000	17,289
	BNP Paribas SA	3.600%	2/23/16	5,000	5,065
	BNP Paribas SA	5.000%	1/15/21	35,000	35,879
	BNY Mellon NA	4.750%	12/15/14	5,000	5,516
	Branch Banking & Trust Co.	5.625%	9/15/16	4,750	5,425
4,5	BTMU Curacao Holdings NV	0.566%	12/19/16	10,790	10,717
	Capital One Bank USA NA	8.800%	7/15/19	10,000	12,514
	Capital One Financial Corp.	3.150%	7/15/16	1,950	1,953
	Capital One Financial Corp.	4.750%	7/15/21	4,000	4,045
	Citigroup Inc.	5.000%	9/15/14	12,000	12,639
	Citigroup Inc.	6.010%	1/15/15	9,840	10,940
	Citigroup Inc.	4.750%	5/19/15	10,000	10,765
	Citigroup Inc.	4.700%	5/29/15	12,705	13,560
	Citigroup Inc.	5.300%	1/7/16	10,000	10,943
	Citigroup Inc.	3.953%	6/15/16	2,730	2,840
	Citigroup Inc.	5.850%	8/2/16	10,000	11,108
	Citigroup Inc.	6.125%	11/21/17	26,318	29,452
	Citigroup Inc.	6.125%	5/15/18	15,000	16,746
	Citigroup Inc.	8.500%	5/22/19	28,517	35,890
	Citigroup Inc.	5.375%	8/9/20	10,000	10,667
2,4,6	Colonial BancGroup Inc.	7.114%	5/29/49	17,340	394
	Comerica Bank	5.700%	6/1/14	18,000	19,827
	Comerica Bank	5.750%	11/21/16	4,000	4,531
	Cooperatieve Centrale Raiffeisen-Boerenleenbank
	BA/Netherlands	4.500%	1/11/21	15,000	15,829
	Credit Suisse AG	5.400%	1/14/20	29,000	29,895
2	Credit Suisse AG	5.860%	5/29/49	17,228	15,936
	Credit Suisse New York	6.000%	2/15/18	60,692	65,695
	Credit Suisse New York	5.300%	8/13/19	60,000	64,466
	Credit Suisse New York	4.375%	8/5/20	32,500	32,254
	Credit Suisse USA Inc.	5.125%	8/15/15	2,000	2,204
	Deutsche Bank AG/London	6.000%	9/1/17	33,000	37,795
	Discover Bank	8.700%	11/18/19	10,000	12,387
	Discover Bank	7.000%	4/15/20	3,665	4,150
	Fifth Third Bancorp	3.625%	1/25/16	7,000	7,212
	Fifth Third Bank	4.750%	2/1/15	31,825	33,901
2	Fifth Third Capital Trust IV	6.500%	4/15/67	5,000	4,850
	First Tennessee Bank NA	5.050%	1/15/15	5,000	5,253
	Goldman Sachs Group Inc.	3.700%	8/1/15	4,725	4,852
	Goldman Sachs Group Inc.	3.625%	2/7/16	5,000	5,041
	Goldman Sachs Group Inc.	5.625%	1/15/17	9,000	9,619
	Goldman Sachs Group Inc.	6.250%	9/1/17	12,000	13,376
	Goldman Sachs Group Inc.	5.950%	1/18/18	18,000	19,682
	Goldman Sachs Group Inc.	6.150%	4/1/18	15,075	16,594
	Goldman Sachs Group Inc.	7.500%	2/15/19	26,500	31,092
	Goldman Sachs Group Inc.	5.375%	3/15/20	15,000	15,593
	Goldman Sachs Group Inc.	6.000%	6/15/20	14,500	15,659
	Goldman Sachs Group Inc.	5.250%	7/27/21	13,000	13,173
	HSBC Bank USA NA	4.625%	4/1/14	22,000	23,525
	HSBC Bank USA NA	4.875%	8/24/20	18,000	18,114
	HSBC Holdings plc	5.100%	4/5/21	30,000	31,643
	HSBC USA Inc.	5.000%	9/27/20	20,000	20,148
	Huntington Bancshares Inc.	7.000%	12/15/20	7,500	8,624
4	ICICI Bank Ltd.	5.750%	1/12/12	2,675	2,720
4	Intesa Sanpaolo SPA	3.625%	8/12/15	8,350	7,989
	JPMorgan Chase & Co.	4.875%	3/15/14	6,440	6,930
	JPMorgan Chase & Co.	3.700%	1/20/15	5,650	5,922
	JPMorgan Chase & Co.	3.150%	7/5/16	11,125	11,257
	JPMorgan Chase & Co.	6.125%	6/27/17	10,000	11,292
	JPMorgan Chase & Co.	6.000%	1/15/18	31,000	35,309
	JPMorgan Chase & Co.	6.300%	4/23/19	24,150	27,776
	JPMorgan Chase & Co.	4.950%	3/25/20	18,000	18,972
	JPMorgan Chase & Co.	4.400%	7/22/20	33,635	34,038

27

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	JPMorgan Chase & Co.	4.250%	10/15/20	32,000	32,027
	JPMorgan Chase Bank NA	5.875%	6/13/16	10,000	11,205
	JPMorgan Chase Bank NA	6.000%	7/5/17	6,500	7,318
	JPMorgan Chase Bank NA	6.000%	10/1/17	25,380	28,660
	KeyBank NA	4.950%	9/15/15	18,000	19,372
	KeyBank NA	5.450%	3/3/16	2,500	2,755
	KeyCorp	5.100%	3/24/21	10,000	10,442
	Lloyds TSB Bank plc	6.375%	1/21/21	38,600	40,347
	M&I Marshall & Ilsley Bank	5.250%	9/4/12	4,000	4,172
5	Manufacturers & Traders Trust Co.	1.746%	4/1/13	2,750	2,747
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	18,555	21,676
	Merrill Lynch & Co. Inc.	6.050%	5/16/16	17,150	18,117
	Merrill Lynch & Co. Inc.	5.700%	5/2/17	7,000	7,113
	Merrill Lynch & Co. Inc.	6.875%	4/25/18	21,005	23,486
	Morgan Stanley	6.000%	4/28/15	3,000	3,295
	Morgan Stanley	3.800%	4/29/16	6,900	6,951
	Morgan Stanley	6.250%	8/28/17	3,825	4,236
	Morgan Stanley	5.950%	12/28/17	16,000	17,371
	Morgan Stanley	6.625%	4/1/18	32,150	35,734
	Morgan Stanley	7.300%	5/13/19	15,000	17,212
	Morgan Stanley	5.625%	9/23/19	18,000	18,770
	Morgan Stanley	5.500%	1/26/20	10,000	10,295
	Morgan Stanley	5.500%	7/24/20	5,000	5,147
	Morgan Stanley	5.750%	1/25/21	12,000	12,518
	Morgan Stanley	5.500%	7/28/21	6,000	6,140
	National City Bank	5.250%	12/15/16	9,500	10,468
	National City Bank	5.800%	6/7/17	5,012	5,614
	National City Corp.	4.900%	1/15/15	28,435	31,312
	National City Corp.	6.875%	5/15/19	10,285	12,074
4	Nordea Bank AB	4.875%	5/13/21	7,500	7,361
	Northern Trust Co.	5.850%	11/9/17	7,280	8,426
	Northern Trust Co.	6.500%	8/15/18	4,000	4,729
	PNC Bank NA	4.875%	9/21/17	3,100	3,335
	PNC Bank NA	6.000%	12/7/17	4,500	5,130
	PNC Bank NA	6.875%	4/1/18	33,085	39,004
	PNC Funding Corp.	4.250%	9/21/15	15,000	16,234
	PNC Funding Corp.	5.250%	11/15/15	8,685	9,560
	PNC Funding Corp.	6.700%	6/10/19	10,000	11,954
	PNC Funding Corp.	5.125%	2/8/20	11,653	12,672
	PNC Funding Corp.	4.375%	8/11/20	5,000	5,199
2,7	RBS Capital Trust IV	1.046%	9/29/49	4,325	2,498
	Royal Bank of Canada	2.875%	4/19/16	7,500	7,801
	Royal Bank of Canada	2.300%	7/20/16	14,750	14,820
	Royal Bank of Scotland Group plc	5.000%	10/1/14	4,520	4,495
	Royal Bank of Scotland Group plc	4.700%	7/3/18	2,000	1,746
	Royal Bank of Scotland Group plc	6.400%	10/21/19	46,500	48,305
	Royal Bank of Scotland plc	3.950%	9/21/15	2,000	2,002
	Royal Bank of Scotland plc	4.375%	3/16/16	13,000	13,166
	Royal Bank of Scotland plc	5.625%	8/24/20	24,000	24,300
	Royal Bank of Scotland plc	6.125%	1/11/21	20,000	20,913
	Santander Holdings USA Inc.	4.625%	4/19/16	3,200	3,296
4	Societe Generale SA	5.750%	4/20/16	5,200	5,249
	SouthTrust Corp.	5.800%	6/15/14	14,705	16,099
	Sovereign Bank	8.750%	5/30/18	5,000	5,899
	State Street Bank and Trust Co.	5.300%	1/15/16	12,000	13,504
	State Street Corp.	2.875%	3/7/16	6,600	6,817
	State Street Corp.	4.956%	3/15/18	15,000	16,247
	State Street Corp.	4.375%	3/7/21	14,000	14,553
5	SunTrust Bank	0.546%	4/1/15	6,000	5,704
	SunTrust Bank	7.250%	3/15/18	13,000	15,100
	SunTrust Banks Inc.	3.600%	4/15/16	4,200	4,304
	Toronto-Dominion Bank	2.500%	7/14/16	10,500	10,672
	UBS AG	5.875%	7/15/16	10,220	11,242
	UBS AG	5.875%	12/20/17	44,450	49,368

28

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	UBS AG	5.750%	4/25/18	37,625	41,037
	UBS AG	4.875%	8/4/20	35,000	35,786
4,5	Unicredit Luxembourg Finance SA	0.586%	1/13/17	14,925	13,768
	Union Bank NA	5.950%	5/11/16	4,826	5,393
	Union Bank NA	3.000%	6/6/16	12,500	12,647
4	United Overseas Bank Ltd.	4.500%	7/2/13	7,000	7,357
	US Bancorp	4.125%	5/24/21	22,600	23,237
2	US Bank NA	3.778%	4/29/20	6,395	6,699
	Wachovia Bank NA	4.875%	2/1/15	15,400	16,639
	Wachovia Bank NA	5.600%	3/15/16	10,000	11,091
	Wachovia Bank NA	6.000%	11/15/17	22,000	24,788
	Wachovia Corp.	5.625%	10/15/16	28,000	30,919
	Wachovia Corp.	5.750%	6/15/17	10,000	11,418
	Wachovia Corp.	5.750%	2/1/18	17,025	19,141
6	Washington Mutual Bank / Debt not acquired by
	JPMorgan	5.500%	1/15/13	6,147	6
6	Washington Mutual Bank / Debt not acquired by
	JPMorgan	5.650%	8/15/14	7,000	7
6	Washington Mutual Bank / Debt not acquired by
	JPMorgan	5.125%	1/15/15	9,000	9
	Wells Fargo & Co.	3.676%	6/15/16	27,775	29,161
	Wells Fargo & Co.	5.625%	12/11/17	32,900	37,275
	Wells Fargo & Co.	4.600%	4/1/21	37,500	38,988
	Wells Fargo Bank NA	4.750%	2/9/15	11,550	12,432
	Wells Fargo Bank NA	5.750%	5/16/16	12,500	13,951
	Westpac Banking Corp.	4.200%	2/27/15	10,000	10,679
	Westpac Banking Corp.	3.000%	8/4/15	15,000	15,359
	Westpac Banking Corp.	4.875%	11/19/19	10,000	10,621
2,4	Westpac Capital Trust III	5.819%	12/29/49	9,300	9,246
	Wilmington Trust Corp.	4.875%	4/15/13	13,000	13,642
4	Woori Bank	5.875%	4/13/21	3,000	3,078
	Zions Bancorporation	6.000%	9/15/15	11,000	11,330
	Zions Bancorporation	5.500%	11/16/15	8,000	8,220
	Brokerage (1.0%)
	Ameriprise Financial Inc.	7.300%	6/28/19	6,200	7,599
	Ameriprise Financial Inc.	5.300%	3/15/20	26,570	29,070
	BlackRock Inc.	6.250%	9/15/17	10,000	11,823
	BlackRock Inc.	5.000%	12/10/19	25,000	27,133
	BlackRock Inc.	4.250%	5/24/21	5,000	5,101
4	Blackstone Holdings Finance Co. LLC	6.625%	8/15/19	2,725	2,959
4	Cantor Fitzgerald LP	6.375%	6/26/15	5,600	5,892
	Charles Schwab Corp.	4.950%	6/1/14	11,600	12,772
	Charles Schwab Corp.	4.450%	7/22/20	14,500	15,045
	Franklin Resources Inc.	4.625%	5/20/20	5,000	5,287
	Jefferies Group Inc.	5.125%	4/13/18	21,000	21,427
6	Lehman Brothers Holdings Inc.	6.500%	7/19/17	20,000	2
	Finance Companies (2.1%)
	General Electric Capital Corp.	5.625%	9/15/17	21,025	23,577
	General Electric Capital Corp.	5.625%	5/1/18	49,750	55,549
	General Electric Capital Corp.	6.000%	8/7/19	45,000	50,795
	General Electric Capital Corp.	5.500%	1/8/20	25,000	27,383
	General Electric Capital Corp.	4.375%	9/16/20	25,000	25,237
	General Electric Capital Corp.	4.625%	1/7/21	27,500	28,233
	General Electric Capital Corp.	5.300%	2/11/21	21,000	22,360
2	General Electric Capital Corp.	6.375%	11/15/67	14,450	14,739
2	HSBC Finance Capital Trust IX	5.911%	11/30/35	5,000	4,650
	HSBC Finance Corp.	5.250%	1/15/14	9,050	9,775
5	HSBC Finance Corp.	0.684%	6/1/16	6,225	5,854
4	HSBC Finance Corp.	6.676%	1/15/21	11,024	11,638
	SLM Corp.	5.050%	11/14/14	7,500	7,739
	SLM Corp.	6.250%	1/25/16	20,000	20,960
	SLM Corp.	8.450%	6/15/18	5,000	5,592

29

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Insurance (7.2%)
	ACE INA Holdings Inc.	5.875%	6/15/14	16,839	18,934
	ACE INA Holdings Inc.	5.600%	5/15/15	26,490	29,722
	ACE INA Holdings Inc.	5.700%	2/15/17	3,000	3,405
	ACE INA Holdings Inc.	5.800%	3/15/18	5,805	6,570
	Aetna Inc.	6.000%	6/15/16	2,970	3,485
	Aetna Inc.	6.500%	9/15/18	31,818	37,921
	Aetna Inc.	3.950%	9/1/20	12,000	12,231
	Aflac Inc.	8.500%	5/15/19	24,940	31,375
	Alleghany Corp.	5.625%	9/15/20	4,000	4,194
	Allied World Assurance Co. Ltd.	7.500%	8/1/16	10,000	11,554
	Allied World Assurance Co. Ltd.	5.500%	11/15/20	5,000	5,102
	Allstate Corp.	7.450%	5/16/19	18,100	22,176
	Allstate Life Global Funding Trusts	5.375%	4/30/13	23,895	25,713
	Alterra Finance LLC	6.250%	9/30/20	8,000	8,369
	American Financial Group Inc.	9.875%	6/15/19	10,000	12,654
	American International Group Inc.	5.050%	10/1/15	16,712	17,694
	American International Group Inc.	5.600%	10/18/16	5,000	5,368
	American International Group Inc.	5.450%	5/18/17	5,000	5,274
	American International Group Inc.	5.850%	1/16/18	13,000	13,751
	American International Group Inc.	8.250%	8/15/18	15,000	17,765
	American International Group Inc.	6.400%	12/15/20	5,000	5,472
	Aspen Insurance Holdings Ltd.	6.000%	12/15/20	5,000	5,302
	Axis Capital Holdings Ltd.	5.750%	12/1/14	5,955	6,464
	Axis Specialty Finance LLC	5.875%	6/1/20	9,990	10,572
	Berkshire Hathaway Finance Corp.	4.850%	1/15/15	32,100	35,681
	Berkshire Hathaway Finance Corp.	4.250%	1/15/21	9,000	9,430
	Chubb Corp.	5.750%	5/15/18	5,933	6,849
2	Chubb Corp.	6.375%	3/29/67	14,900	15,537
	CIGNA Corp.	4.500%	3/15/21	5,000	5,158
	CNA Financial Corp.	7.350%	11/15/19	4,000	4,661
	CNA Financial Corp.	5.875%	8/15/20	3,000	3,201
	Coventry Health Care Inc.	5.875%	1/15/12	625	636
	Coventry Health Care Inc.	5.950%	3/15/17	4,000	4,489
	Coventry Health Care Inc.	5.450%	6/15/21	5,000	5,278
	Genworth Financial Inc.	7.700%	6/15/20	3,000	2,898
	Genworth Global Funding Trusts	5.750%	5/15/13	5,250	5,475
	Hartford Financial Services Group Inc.	4.625%	7/15/13	10,000	10,527
	Hartford Financial Services Group Inc.	4.000%	3/30/15	3,400	3,545
	Hartford Financial Services Group Inc.	6.300%	3/15/18	3,000	3,324
	HCC Insurance Holdings Inc.	6.300%	11/15/19	7,500	8,316
	Humana Inc.	7.200%	6/15/18	10,000	11,840
2	ING Groep NV	5.775%	12/29/49	1,320	1,195
4	Jackson National Life Global Funding	4.700%	6/1/18	2,500	2,634
	Lincoln National Corp.	6.250%	2/15/20	5,000	5,691
2	Lincoln National Corp.	6.050%	4/20/67	5,940	5,643
	Manulife Financial Corp.	4.900%	9/17/20	23,450	24,308
	Marsh & McLennan Cos. Inc.	5.375%	7/15/14	1	1
	Marsh & McLennan Cos. Inc.	5.750%	9/15/15	5,400	6,056
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	3,000	3,024
4	MassMutual Global Funding II	3.125%	4/14/16	9,800	10,150
	MetLife Inc.	6.750%	6/1/16	15,000	17,785
	MetLife Inc.	6.817%	8/15/18	5,080	6,071
	MetLife Inc.	7.717%	2/15/19	29,439	36,413
	MetLife Inc.	4.750%	2/8/21	7,000	7,328
4	Metropolitan Life Global Funding I	5.125%	6/10/14	4,400	4,822
4	Metropolitan Life Global Funding I	2.500%	9/29/15	16,170	16,285
4	Metropolitan Life Global Funding I	3.125%	1/11/16	18,000	18,609
4	Metropolitan Life Global Funding I	3.650%	6/14/18	7,225	7,367
4,5	Monumental Global Funding III	0.423%	1/25/13	10,000	9,913
4	New York Life Global Funding	3.000%	5/4/15	4,150	4,373
4	Pacific Life Global Funding	5.150%	4/15/13	11,404	12,108
4	Pacific LifeCorp	6.000%	2/10/20	8,000	8,754

30

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	PartnerRe Finance B LLC	5.500%	6/1/20	17,700	18,391
4	Pricoa Global Funding I	5.450%	6/11/14	8,166	9,033
	Principal Financial Group Inc.	8.875%	5/15/19	21,195	27,471
4	Principal Life Global Funding I	5.250%	1/15/13	5,000	5,292
2	Progressive Corp.	6.700%	6/15/67	16,500	16,995
	Protective Life Corp.	7.375%	10/15/19	7,000	8,057
	Prudential Financial Inc.	3.000%	5/12/16	8,000	8,100
	Prudential Financial Inc.	6.100%	6/15/17	6,200	7,130
	Prudential Financial Inc.	7.375%	6/15/19	7,000	8,476
	Reinsurance Group of America Inc.	5.000%	6/1/21	10,000	10,235
	Swiss Re Solutions Holding Corp.	6.450%	3/1/19	11,250	12,608
4	TIAA Global Markets Inc.	4.950%	7/15/13	2,750	2,957
	Torchmark Corp.	9.250%	6/15/19	3,000	3,788
	Travelers Cos. Inc.	6.250%	6/20/16	10,370	12,110
	Travelers Cos. Inc.	5.750%	12/15/17	20,206	23,178
	Travelers Cos. Inc.	5.800%	5/15/18	18,710	21,290
	UnitedHealth Group Inc.	5.000%	8/15/14	20,930	23,003
	UnitedHealth Group Inc.	4.875%	3/15/15	7,585	8,379
	UnitedHealth Group Inc.	5.375%	3/15/16	15,000	17,208
	UnitedHealth Group Inc.	6.000%	6/15/17	19,335	22,605
	UnitedHealth Group Inc.	6.000%	2/15/18	15,114	17,642
	UnitedHealth Group Inc.	4.700%	2/15/21	8,000	8,612
	Unum Group	5.625%	9/15/20	2,000	2,128
	WellPoint Inc.	6.000%	2/15/14	17,970	20,083
	WellPoint Inc.	5.250%	1/15/16	5,000	5,673
	WellPoint Inc.	5.875%	6/15/17	11,465	13,374
	WellPoint Inc.	7.000%	2/15/19	14,445	17,662
	WellPoint Inc.	4.350%	8/15/20	25,000	26,144
	Willis North America Inc.	6.200%	3/28/17	10,000	11,146
	Willis North America Inc.	7.000%	9/29/19	8,000	9,033
	XL Capital Finance Europe plc	6.500%	1/15/12	3,000	3,071
2,4	ZFS Finance USA Trust IV	5.875%	5/9/62	1,284	1,290
	Other Finance (0.1%)
4	ABB Treasury Center USA Inc.	4.000%	6/15/21	7,000	7,046
4	Targeted Return Index Securities Trust	6.814%	1/15/12	4,400	4,463
	Real Estate Investment Trusts (2.3%)
	Brandywine Operating Partnership LP	7.500%	5/15/15	10,000	11,575
	Brandywine Operating Partnership LP	5.700%	5/1/17	2,000	2,184
	Brandywine Operating Partnership LP	4.950%	4/15/18	5,000	5,192
	Developers Diversified Realty Corp.	7.500%	4/1/17	1,750	2,006
	Developers Diversified Realty Corp.	4.750%	4/15/18	3,000	3,045
	Developers Diversified Realty Corp.	7.875%	9/1/20	5,000	5,900
	Digital Realty Trust LP	5.875%	2/1/20	12,000	12,919
	Digital Realty Trust LP	5.250%	3/15/21	5,000	5,133
	Duke Realty LP	7.375%	2/15/15	5,000	5,761
	Duke Realty LP	5.950%	2/15/17	5,000	5,525
	Duke Realty LP	6.500%	1/15/18	3,555	4,024
	ERP Operating LP	4.750%	7/15/20	5,345	5,579
	Federal Realty Investment Trust	5.900%	4/1/20	3,000	3,344
4	Goodman Funding Pty Ltd.	6.375%	11/12/20	3,000	3,167
4	Goodman Funding Pty Ltd.	6.375%	4/15/21	4,000	4,230
	HCP Inc.	6.000%	1/30/17	10,000	11,173
	Health Care REIT Inc.	5.875%	5/15/15	5,725	6,370
	Health Care REIT Inc.	4.700%	9/15/17	5,000	5,266
	Health Care REIT Inc.	6.125%	4/15/20	5,000	5,504
	Hospitality Properties Trust	7.875%	8/15/14	3,900	4,418
	Hospitality Properties Trust	6.300%	6/15/16	5,000	5,523
	Kilroy Realty LP	4.800%	7/15/18	9,500	9,624
	Mack-Cali Realty LP	7.750%	8/15/19	4,000	4,914
	Realty Income Corp.	5.750%	1/15/21	3,000	3,262
	Regency Centers LP	4.950%	4/15/14	5,000	5,346
	Simon Property Group LP	6.750%	5/15/14	15,000	17,007
	Simon Property Group LP	5.100%	6/15/15	6,320	7,001

31

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Simon Property Group LP	5.250%	12/1/16	13,500	15,113
Simon Property Group LP	5.875%	3/1/17	3,300	3,799
Simon Property Group LP	6.125%	5/30/18	30,369	34,817
Simon Property Group LP	10.350%	4/1/19	22,815	32,258
Simon Property Group LP	5.650%	2/1/20	16,200	18,174
Simon Property Group LP	4.375%	3/1/21	15,000	15,302
UDR Inc.	4.250%	6/1/18	3,000	3,090
Ventas Realty LP / Ventas Capital Corp.	3.125%	11/30/15	7,000	7,115
Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	3,000	3,050
4 WEA Finance LLC	7.125%	4/15/18	26,500	31,241
4 WEA Finance LLC / WT Finance Aust Pty Ltd.	5.750%	9/2/15	3,925	4,412
4 WEA Finance LLC / WT Finance Aust Pty Ltd.	6.750%	9/2/19	1,000	1,158
				4,869,638
Industrial (36.4%)
Basic Industry (3.2%)
Air Products & Chemicals Inc.	4.150%	2/1/13	3,700	3,878
Air Products & Chemicals Inc.	2.000%	8/2/16	3,290	3,303
Air Products & Chemicals Inc.	4.375%	8/21/19	4,485	4,834
Alcoa Inc.	6.750%	7/15/18	8,586	9,784
Alcoa Inc.	5.720%	2/23/19	9,500	10,174
Alcoa Inc.	6.150%	8/15/20	5,000	5,453
Alcoa Inc.	5.400%	4/15/21	7,000	7,257
Alcoa Inc.	5.870%	2/23/22	1,100	1,169
4 Anglo American Capital plc	4.450%	9/27/20	4,000	4,093
AngloGold Ashanti Holdings plc	5.375%	4/15/20	7,000	7,110
ArcelorMittal	6.125%	6/1/18	18,000	19,657
ArcelorMittal	9.850%	6/1/19	14,000	18,217
ArcelorMittal	5.250%	8/5/20	8,250	8,417
ArcelorMittal USA Inc.	6.500%	4/15/14	2,200	2,453
4 Barrick Gold Corp.	2.900%	5/30/16	5,320	5,443
4 Barrick North America Finance LLC	4.400%	5/30/21	5,000	5,162
Barrick PD Australia Finance Pty Ltd.	4.950%	1/15/20	4,000	4,345
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	15,968	18,552
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	14,075	17,221
Celulosa Arauco y Constitucion SA	7.250%	7/29/19	2,000	2,285
Celulosa Arauco y Constitucion SA	5.000%	1/21/21	3,500	3,516
4 Chevron Phillips Chemical Co. LLC/LP	4.750%	2/1/21	6,000	6,233
Dow Chemical Co.	5.700%	5/15/18	2,000	2,270
Dow Chemical Co.	4.250%	11/15/20	17,205	17,605
EI du Pont de Nemours & Co.	6.000%	7/15/18	33,480	39,743
EI du Pont de Nemours & Co.	4.625%	1/15/20	10,728	11,647
EI du Pont de Nemours & Co.	3.625%	1/15/21	7,500	7,564
Freeport-McMoRan Copper & Gold Inc.	8.375%	4/1/17	26,000	28,275
4 Gerdau Trade Inc.	5.750%	1/30/21	2,000	2,042
4 Gold Fields Orogen Holding BVI Ltd.	4.875%	10/7/20	10,000	9,522
4 GTL Trade Finance Inc.	7.250%	10/20/17	3,000	3,362
4 Incitec Pivot Finance LLC	6.000%	12/10/19	7,000	7,623
International Paper Co.	7.950%	6/15/18	12,939	15,947
International Paper Co.	9.375%	5/15/19	7,000	9,275
Lubrizol Corp.	8.875%	2/1/19	4,000	5,320
Monsanto Co.	2.750%	4/15/16	3,660	3,796
4 POSCO	4.250%	10/28/20	10,000	9,564
Praxair Inc.	4.375%	3/31/14	2,115	2,293
Praxair Inc.	4.625%	3/30/15	5,550	6,176
Praxair Inc.	4.500%	8/15/19	3,000	3,259
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	21,471	25,783
Rio Tinto Finance USA Ltd.	3.500%	11/2/20	45,000	44,794
Rio Tinto Finance USA Ltd.	4.125%	5/20/21	10,000	10,432
Rohm & Haas Co.	6.000%	9/15/17	6,000	6,970
Teck Resources Ltd.	10.250%	5/15/16	10,000	12,001
Vale Overseas Ltd.	5.625%	9/15/19	18,000	19,725
Vale Overseas Ltd.	4.625%	9/15/20	5,000	5,114

32

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Capital Goods (4.1%)
Acuity Brands Lighting Inc.	6.000%	12/15/19	10,000	10,834
Allied Waste North America Inc.	6.875%	6/1/17	12,675	13,673
Boeing Capital Corp.	2.125%	8/15/16	3,000	3,022
Boeing Capital Corp.	4.700%	10/27/19	7,893	8,679
Boeing Co.	4.875%	2/15/20	11,000	12,298
Caterpillar Financial Services Corp.	6.125%	2/17/14	11,890	13,408
Caterpillar Financial Services Corp.	4.750%	2/17/15	5,000	5,580
Caterpillar Financial Services Corp.	5.500%	3/15/16	2,000	2,320
Caterpillar Financial Services Corp.	2.050%	8/1/16	13,000	13,050
Caterpillar Financial Services Corp.	5.850%	9/1/17	2,000	2,378
Caterpillar Financial Services Corp.	5.450%	4/15/18	10,405	12,011
Caterpillar Financial Services Corp.	7.150%	2/15/19	14,000	17,678
Caterpillar Inc.	7.900%	12/15/18	13,215	17,264
Caterpillar Inc.	3.900%	5/27/21	12,000	12,479
Cooper US Inc.	5.450%	4/1/15	6,000	6,802
Cooper US Inc.	6.100%	7/1/17	3,500	4,163
Crane Co.	5.500%	9/15/13	5,000	5,351
CRH America Inc.	6.000%	9/30/16	10,725	11,943
CRH America Inc.	8.125%	7/15/18	2,200	2,650
CRH America Inc.	5.750%	1/15/21	10,000	10,756
Danaher Corp.	3.900%	6/23/21	10,000	10,376
Deere & Co.	4.375%	10/16/19	8,850	9,596
Dover Corp.	4.300%	3/1/21	5,000	5,332
Eaton Corp.	6.950%	3/20/19	7,110	8,849
Embraer Overseas Ltd.	6.375%	1/24/17	4,000	4,460
Embraer Overseas Ltd.	6.375%	1/15/20	10,000	10,928
Emerson Electric Co.	5.250%	10/15/18	5,000	5,672
Emerson Electric Co.	4.875%	10/15/19	4,000	4,450
Emerson Electric Co.	4.250%	11/15/20	5,000	5,357
General Dynamics Corp.	5.250%	2/1/14	1,150	1,275
General Electric Co.	5.250%	12/6/17	70,800	79,462
Harsco Corp.	5.750%	5/15/18	12,000	13,580
Honeywell International Inc.	5.300%	3/1/18	14,772	16,950
Illinois Tool Works Inc.	6.250%	4/1/19	9,950	11,983
Ingersoll-Rand Global Holding Co. Ltd.	9.500%	4/15/14	4,194	5,037
Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	7,000	8,536
John Deere Capital Corp.	5.350%	4/3/18	14,000	15,976
John Deere Capital Corp.	5.750%	9/10/18	13,000	15,273
John Deere Capital Corp.	3.900%	7/12/21	3,125	3,230
L-3 Communications Corp.	6.375%	10/15/15	850	869
L-3 Communications Corp.	5.200%	10/15/19	7,000	7,522
Lafarge SA	6.500%	7/15/16	17,252	18,961
Lockheed Martin Corp.	7.650%	5/1/16	5,000	6,257
Masco Corp.	5.875%	7/15/12	5,560	5,743
Mohawk Industries Inc.	6.875%	1/15/16	5,400	5,885
Owens Corning	6.500%	12/1/16	10,360	11,450
Owens Corning	9.000%	6/15/19	7,000	8,435
Raytheon Co.	6.400%	12/15/18	5,725	6,945
Raytheon Co.	3.125%	10/15/20	10,000	9,678
Republic Services Inc.	5.500%	9/15/19	2,415	2,709
Rockwell Automation Inc.	5.650%	12/1/17	5,000	5,831
Tyco International Finance SA	6.000%	11/15/13	11,000	12,144
Tyco International Finance SA	3.750%	1/15/18	29,375	30,719
United Technologies Corp.	5.375%	12/15/17	23,805	28,057
United Technologies Corp.	6.125%	2/1/19	5,500	6,626
United Technologies Corp.	4.500%	4/15/20	8,500	9,287
Waste Management Inc.	7.375%	3/11/19	4,250	5,268
Communication (6.2%)
America Movil SAB de CV	5.500%	3/1/14	4,000	4,419
America Movil SAB de CV	5.750%	1/15/15	22,555	25,435
America Movil SAB de CV	5.750%	1/15/15	8,400	9,473
America Movil SAB de CV	5.625%	11/15/17	14,424	16,440

33

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
America Movil SAB de CV	5.000%	10/16/19	19,000	20,383
America Movil SAB de CV	5.000%	3/30/20	7,500	8,086
American Tower Corp.	4.625%	4/1/15	3,000	3,223
American Tower Corp.	4.500%	1/15/18	10,000	10,325
AT&T Inc.	5.100%	9/15/14	22,750	25,264
AT&T Inc.	2.950%	5/15/16	31,000	32,094
AT&T Inc.	5.625%	6/15/16	11,000	12,692
AT&T Inc.	5.500%	2/1/18	34,425	39,408
AT&T Inc.	5.600%	5/15/18	22,089	25,460
AT&T Inc.	4.450%	5/15/21	6,000	6,332
4 British Sky Broadcasting Group plc	9.500%	11/15/18	4,000	5,348
British Telecommunications plc	5.950%	1/15/18	4,465	5,010
CBS Corp.	4.625%	5/15/18	2,750	2,890
Cellco Partnership / Verizon Wireless Capital LLC	5.550%	2/1/14	12,800	14,138
Cellco Partnership / Verizon Wireless Capital LLC	8.500%	11/15/18	20,000	26,701
CenturyLink Inc.	6.000%	4/1/17	7,000	7,538
CenturyLink Inc.	6.450%	6/15/21	5,000	5,140
Comcast Cable Communications LLC	8.875%	5/1/17	3,400	4,432
Comcast Corp.	6.300%	11/15/17	26,480	31,384
Comcast Corp.	5.700%	5/15/18	5,000	5,702
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	7.625%	5/15/16	12,000	12,990
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.875%	10/1/19	18,000	20,575
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.000%	3/1/21	10,000	10,684
Discovery Communications LLC	4.375%	6/15/21	5,000	5,156
Embarq Corp.	7.082%	6/1/16	15,225	17,468
France Telecom SA	2.125%	9/16/15	5,000	5,068
France Telecom SA	5.375%	7/8/19	7,000	8,018
4 NBCUniversal Media LLC	5.150%	4/30/20	18,950	20,546
4 NBCUniversal Media LLC	4.375%	4/1/21	8,000	8,175
News America Inc.	6.900%	3/1/19	7,000	8,167
4 News America Inc.	4.500%	2/15/21	3,000	2,989
Omnicom Group Inc.	4.450%	8/15/20	4,000	4,102
Qwest Corp.	7.625%	6/15/15	770	897
Qwest Corp.	8.375%	5/1/16	9,525	11,414
Reed Elsevier Capital Inc.	8.625%	1/15/19	4,000	5,182
RR Donnelley & Sons Co.	6.125%	1/15/17	4,391	4,369
RR Donnelley & Sons Co.	7.625%	6/15/20	10,000	10,300
Telecom Italia Capital SA	5.250%	10/1/15	14,000	14,093
Telecom Italia Capital SA	7.175%	6/18/19	6,000	6,445
Telefonica Emisiones SAU	4.949%	1/15/15	33,140	34,667
Telefonica Emisiones SAU	3.729%	4/27/15	8,848	8,983
Telefonica Emisiones SAU	6.221%	7/3/17	10,662	11,769
Telefonica Emisiones SAU	5.877%	7/15/19	14,185	14,862
Telefonica Emisiones SAU	5.134%	4/27/20	16,000	15,861
Telefonica Emisiones SAU	5.462%	2/16/21	12,800	12,908
4 Telemar Norte Leste SA	5.500%	10/23/20	6,500	6,450
Thomson Reuters Corp.	6.500%	7/15/18	10,685	12,721
Thomson Reuters Corp.	4.700%	10/15/19	13,835	15,011
Time Warner Cable Inc.	8.250%	2/14/14	5,000	5,834
Time Warner Cable Inc.	5.850%	5/1/17	7,000	8,034
Time Warner Cable Inc.	6.750%	7/1/18	13,000	15,531
Time Warner Cable Inc.	8.250%	4/1/19	12,000	15,338
Verizon Communications Inc.	3.000%	4/1/16	15,000	15,638
Verizon Communications Inc.	5.500%	2/15/18	14,440	16,625
Verizon Communications Inc.	6.100%	4/15/18	33,790	39,996
Verizon Communications Inc.	8.750%	11/1/18	25,600	34,331
Verizon Communications Inc.	6.350%	4/1/19	21,606	26,037
Verizon Communications Inc.	4.600%	4/1/21	8,000	8,568
Vodafone Group plc	5.750%	3/15/16	17,190	19,839
Vodafone Group plc	5.625%	2/27/17	29,000	33,213
Vodafone Group plc	5.450%	6/10/19	8,000	9,135
Vodafone Group plc	4.375%	3/16/21	5,000	5,210
WPP Finance UK	8.000%	9/15/14	6,000	7,019

34

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Consumer Cyclical (3.1%)
4	American Honda Finance Corp.	3.500%	3/16/15	7,390	7,837
4	American Honda Finance Corp.	2.500%	9/21/15	3,780	3,862
4	American Honda Finance Corp.	3.875%	9/21/20	3,640	3,675
	CVS Caremark Corp.	5.750%	6/1/17	5,000	5,782
	CVS Caremark Corp.	6.600%	3/15/19	8,000	9,635
2,4	CVS Pass-Through Trust	6.117%	1/10/13	5,120	5,388
	Darden Restaurants Inc.	6.200%	10/15/17	15,000	17,495
	eBay Inc.	1.625%	10/15/15	8,000	8,005
	eBay Inc.	3.250%	10/15/20	3,500	3,384
	Expedia Inc.	5.950%	8/15/20	15,450	15,431
	Ford Motor Credit Co. LLC	7.000%	4/15/15	6,580	7,156
	Ford Motor Credit Co. LLC	5.625%	9/15/15	1,440	1,512
	Ford Motor Credit Co. LLC	5.000%	5/15/18	5,400	5,360
	Ford Motor Credit Co. LLC	5.750%	2/1/21	6,500	6,516
4	Harley-Davidson Funding Corp.	5.250%	12/15/12	300	314
4	Harley-Davidson Funding Corp.	6.800%	6/15/18	11,725	13,566
	Historic TW Inc.	6.875%	6/15/18	5,000	5,996
	Home Depot Inc.	5.400%	3/1/16	2,500	2,856
	Home Depot Inc.	3.950%	9/15/20	5,000	5,128
4	Hyundai Capital America	3.750%	4/6/16	1,740	1,787
4	Hyundai Capital Services Inc.	6.000%	5/5/15	3,000	3,310
4	Hyundai Capital Services Inc.	4.375%	7/27/16	2,160	2,269
	K Hovnanian Enterprises Inc.	6.250%	1/15/16	4,260	2,428
4	Kia Motors Corp.	3.625%	6/14/16	3,200	3,244
	Lowe's Cos. Inc.	4.625%	4/15/20	8,000	8,734
	Macy's Retail Holdings Inc.	5.900%	12/1/16	20,745	23,643
	McDonald's Corp.	5.350%	3/1/18	10,000	11,621
4	Nissan Motor Acceptance Corp.	4.500%	1/30/15	9,300	9,922
	Nordstrom Inc.	6.250%	1/15/18	7,866	9,310
	Nordstrom Inc.	4.750%	5/1/20	10,000	10,850
4	RCI Banque SA	4.600%	4/12/16	16,000	16,706
	Target Corp.	6.000%	1/15/18	8,200	9,702
	Target Corp.	3.875%	7/15/20	20,000	20,746
	Time Warner Inc.	4.875%	3/15/20	5,000	5,351
	Time Warner Inc.	4.750%	3/29/21	6,500	6,819
	TJX Cos. Inc.	6.950%	4/15/19	15,663	19,284
	Toyota Motor Credit Corp.	4.500%	6/17/20	14,000	14,897
4	Volkswagen International Finance NV	2.875%	4/1/16	3,000	3,080
4	Volkswagen International Finance NV	4.000%	8/12/20	7,500	7,644
4	Volvo Treasury AB	5.950%	4/1/15	17,540	19,552
	Wal-Mart Stores Inc.	2.875%	4/1/15	1,645	1,736
	Wal-Mart Stores Inc.	5.375%	4/5/17	7,000	8,143
	Wal-Mart Stores Inc.	3.625%	7/8/20	30,000	30,823
	Wal-Mart Stores Inc.	3.250%	10/25/20	31,460	31,489
	Wal-Mart Stores Inc.	4.250%	4/15/21	8,500	9,130
	Walgreen Co.	5.250%	1/15/19	8,375	9,590
	Walt Disney Co.	5.625%	9/15/16	5,000	5,910
	Walt Disney Co.	6.000%	7/17/17	3,000	3,583
4	Wesfarmers Ltd.	2.983%	5/18/16	2,640	2,667
	Western Union Co.	6.500%	2/26/14	7,400	8,303
	Western Union Co.	5.930%	10/1/16	11,825	13,519
	Consumer Noncyclical (10.2%)
	Abbott Laboratories	5.875%	5/15/16	19,000	22,486
	Abbott Laboratories	5.600%	11/30/17	16,000	19,020
	Abbott Laboratories	5.125%	4/1/19	43,360	49,028
	Allergan Inc.	5.750%	4/1/16	12,000	13,982
	Allergan Inc.	3.375%	9/15/20	9,000	8,914
	Altria Group Inc.	9.700%	11/10/18	27,276	36,795
	Altria Group Inc.	9.250%	8/6/19	10,000	13,309
	Altria Group Inc.	4.750%	5/5/21	20,000	20,745
	AmerisourceBergen Corp.	5.875%	9/15/15	3,000	3,452
	AmerisourceBergen Corp.	4.875%	11/15/19	3,000	3,283

35

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Amgen Inc.	2.300%	6/15/16	8,470	8,600
Amgen Inc.	5.850%	6/1/17	10,460	12,400
Amgen Inc.	6.150%	6/1/18	5,000	5,929
Amgen Inc.	5.700%	2/1/19	17,080	19,772
Amgen Inc.	3.450%	10/1/20	12,250	12,072
Amgen Inc.	4.100%	6/15/21	20,000	20,510
Anheuser-Busch Cos. Inc.	5.600%	3/1/17	5,375	6,232
Anheuser-Busch Cos. Inc.	5.500%	1/15/18	6,480	7,404
Anheuser-Busch InBev Worldwide Inc.	5.375%	11/15/14	6,100	6,890
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	28,570	37,196
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	8,069	10,099
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	34,085	39,160
Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	17,000	19,063
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	5,000	5,340
Archer-Daniels-Midland Co.	5.450%	3/15/18	6,388	7,376
Archer-Daniels-Midland Co.	4.479%	3/1/21	12,500	13,575
AstraZeneca plc	5.900%	9/15/17	22,060	26,332
Avon Products Inc.	5.625%	3/1/14	6,125	6,747
Avon Products Inc.	6.500%	3/1/19	5,000	5,818
4 BAT International Finance plc	9.500%	11/15/18	4,000	5,435
Baxter International Inc.	5.900%	9/1/16	7,000	8,342
Baxter International Inc.	5.375%	6/1/18	10,100	11,592
Baxter International Inc.	4.500%	8/15/19	2,000	2,176
Baxter International Inc.	4.250%	3/15/20	3,000	3,194
Becton Dickinson and Co.	5.000%	5/15/19	4,700	5,262
Biogen Idec Inc.	6.875%	3/1/18	5,000	5,962
Boston Scientific Corp.	4.500%	1/15/15	9,300	10,020
Boston Scientific Corp.	6.000%	1/15/20	5,000	5,696
Bottling Group LLC	6.950%	3/15/14	3,813	4,392
Bottling Group LLC	5.500%	4/1/16	19,086	22,203
Bottling Group LLC	5.125%	1/15/19	19,925	22,495
Bunge Ltd. Finance Corp.	4.100%	3/15/16	2,800	2,973
Bunge Ltd. Finance Corp.	8.500%	6/15/19	10,000	12,438
Campbell Soup Co.	3.050%	7/15/17	6,250	6,557
Campbell Soup Co.	4.500%	2/15/19	3,000	3,253
4 Coca-Cola Amatil Ltd.	3.250%	11/2/14	1,090	1,144
Coca-Cola Co.	4.875%	3/15/19	9,200	10,448
Coca-Cola Co.	3.150%	11/15/20	16,950	16,817
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	5,000	5,221
Coca-Cola Refreshments USA Inc.	7.375%	3/3/14	17,597	20,480
Coca-Cola Refreshments USA Inc.	4.250%	3/1/15	4,500	4,948
Colgate-Palmolive Co.	3.150%	8/5/15	2,000	2,133
ConAgra Foods Inc.	6.750%	9/15/11	312	314
Covidien International Finance SA	6.000%	10/15/17	14,306	17,012
Covidien International Finance SA	4.200%	6/15/20	5,000	5,265
CR Bard Inc.	4.400%	1/15/21	13,000	13,807
Delhaize Group SA	5.875%	2/1/14	875	962
Eli Lilly & Co.	4.200%	3/6/14	11,850	12,859
Estee Lauder Cos. Inc.	6.000%	1/15/12	493	505
Express Scripts Inc.	3.125%	5/15/16	7,650	7,823
Express Scripts Inc.	7.250%	6/15/19	3,000	3,624
4 Foster's Finance Corp.	4.875%	10/1/14	4,000	4,347
Genentech Inc.	4.750%	7/15/15	16,150	18,077
General Mills Inc.	5.650%	2/15/19	3,000	3,485
Genzyme Corp.	5.000%	6/15/20	15,349	17,068
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	32,400	37,854
Hasbro Inc.	6.300%	9/15/17	5,000	5,774
4 Health Care Service Corp.	4.700%	1/15/21	2,015	2,117
Hershey Co.	4.850%	8/15/15	5,000	5,620
Hershey Co.	4.125%	12/1/20	4,125	4,363
Hormel Foods Corp.	4.125%	4/15/21	3,350	3,516
Johnson & Johnson	2.950%	9/1/20	5,850	5,814
Kellogg Co.	4.450%	5/30/16	7,000	7,768
Kellogg Co.	4.150%	11/15/19	12,000	12,816

36

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kimberly-Clark Corp.	6.125%	8/1/17	8,449	10,187
Kimberly-Clark Corp.	7.500%	11/1/18	10,000	12,874
Kimberly-Clark Corp.	3.625%	8/1/20	3,300	3,358
Koninklijke Philips Electronics NV	5.750%	3/11/18	12,000	13,726
Kraft Foods Inc.	6.500%	8/11/17	7,840	9,452
Kraft Foods Inc.	5.375%	2/10/20	35,000	39,365
Kroger Co.	6.800%	12/15/18	6,100	7,376
Lorillard Tobacco Co.	8.125%	6/23/19	6,000	7,189
McCormick & Co. Inc.	3.900%	7/15/21	5,000	5,125
McKesson Corp.	6.500%	2/15/14	7,100	8,019
McKesson Corp.	4.750%	3/1/21	7,000	7,578
Medco Health Solutions Inc.	7.125%	3/15/18	5,000	5,981
Medtronic Inc.	4.450%	3/15/20	10,000	10,795
Merck & Co. Inc.	4.750%	3/1/15	6,000	6,740
Merck & Co. Inc.	4.000%	6/30/15	2,100	2,313
Merck & Co. Inc.	6.000%	9/15/17	10,000	12,088
Merck & Co. Inc.	5.000%	6/30/19	10,000	11,362
Merck & Co. Inc.	3.875%	1/15/21	20,500	21,201
Nabisco Inc.	7.550%	6/15/15	15,000	17,947
Novartis Capital Corp.	4.400%	4/24/20	10,000	10,829
Novartis Securities Investment Ltd.	5.125%	2/10/19	51,794	59,199
PepsiAmericas Inc.	4.375%	2/15/14	12,500	13,579
PepsiCo Inc.	5.000%	6/1/18	16,500	18,798
PepsiCo Inc.	7.900%	11/1/18	14,000	18,417
PepsiCo Inc.	3.125%	11/1/20	22,000	21,526
Pfizer Inc.	4.650%	3/1/18	6,000	6,644
Pfizer Inc.	6.200%	3/15/19	42,000	50,937
Philip Morris International Inc.	6.875%	3/17/14	2,750	3,166
Philip Morris International Inc.	2.500%	5/16/16	7,250	7,462
Philip Morris International Inc.	5.650%	5/16/18	36,555	42,418
Philip Morris International Inc.	4.500%	3/26/20	6,750	7,298
Procter & Gamble Co.	3.500%	2/15/15	4,400	4,762
Procter & Gamble Co.	4.700%	2/15/19	11,000	12,373
Quest Diagnostics Inc.	4.750%	1/30/20	2,000	2,130
Quest Diagnostics Inc.	4.700%	4/1/21	4,000	4,240
Reynolds American Inc.	7.625%	6/1/16	16,655	20,111
4 Roche Holdings Inc.	6.000%	3/1/19	13,500	16,077
Safeway Inc.	6.350%	8/15/17	3,000	3,515
Sanofi	2.625%	3/29/16	4,860	5,032
Sanofi	4.000%	3/29/21	8,500	8,812
St. Jude Medical Inc.	2.500%	1/15/16	10,000	10,225
St. Jude Medical Inc.	4.875%	7/15/19	10,000	11,021
Stryker Corp.	4.375%	1/15/20	10,000	10,720
Sysco Corp.	5.250%	2/12/18	12,000	13,507
4 Tesco plc	5.500%	11/15/17	7,000	8,069
Teva Pharmaceutical Finance II BV / Teva
Pharmaceutical Finance III LLC	3.000%	6/15/15	12,000	12,573
Thermo Fisher Scientific Inc.	5.000%	6/1/15	3,100	3,468
Thermo Fisher Scientific Inc.	4.500%	3/1/21	7,000	7,525
Unilever Capital Corp.	3.650%	2/15/14	6,500	6,957
Whirlpool Corp.	8.600%	5/1/14	5,000	5,856
Wyeth	5.500%	2/15/16	15,000	17,350
Wyeth	5.450%	4/1/17	4,780	5,595
Energy (4.6%)
Anadarko Petroleum Corp.	5.950%	9/15/16	10,500	12,116
Anadarko Petroleum Corp.	6.375%	9/15/17	27,000	31,861
Anadarko Petroleum Corp.	6.950%	6/15/19	2,000	2,412
Apache Corp.	5.625%	1/15/17	4,000	4,707
Apache Corp.	6.900%	9/15/18	3,000	3,708
Apache Corp.	3.625%	2/1/21	6,000	6,085
Baker Hughes Inc.	7.500%	11/15/18	11,845	15,257
BP Capital Markets plc	3.625%	5/8/14	6,300	6,684
BP Capital Markets plc	3.875%	3/10/15	5,000	5,393

37

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	BP Capital Markets plc	3.200%	3/11/16	19,500	20,508
	BP Capital Markets plc	4.750%	3/10/19	22,850	25,065
	BP Capital Markets plc	4.500%	10/1/20	33,000	35,304
	BP Capital Markets plc	4.742%	3/11/21	6,000	6,502
	Canadian Natural Resources Ltd.	5.700%	5/15/17	4,500	5,261
	ConocoPhillips	5.200%	5/15/18	5,815	6,634
	ConocoPhillips	5.750%	2/1/19	43,935	51,675
	ConocoPhillips	6.000%	1/15/20	5,000	5,989
4	ENI SPA	4.150%	10/1/20	2,560	2,456
	Ensco plc	4.700%	3/15/21	10,000	10,458
	EOG Resources Inc.	5.875%	9/15/17	3,000	3,521
	EOG Resources Inc.	5.625%	6/1/19	7,000	8,121
	EOG Resources Inc.	4.400%	6/1/20	12,000	12,787
	EOG Resources Inc.	4.100%	2/1/21	13,000	13,394
4	GS Caltex Corp.	5.500%	8/25/14	4,000	4,310
4	GS Caltex Corp.	5.500%	10/15/15	6,000	6,546
	Halliburton Co.	6.150%	9/15/19	19,631	23,511
4	Marathon Petroleum Corp.	5.125%	3/1/21	7,000	7,422
4	Motiva Enterprises LLC	5.750%	1/15/20	10,000	11,477
	Nabors Industries Inc.	6.150%	2/15/18	3,000	3,386
	Nabors Industries Inc.	9.250%	1/15/19	5,900	7,710
	Noble Corp.	5.875%	6/1/13	3,000	3,255
	Noble Holding International Ltd.	4.900%	8/1/20	19,000	20,359
	Occidental Petroleum Corp.	4.100%	2/1/21	18,525	19,635
2,4	Odebrecht Drilling Norbe VIII/IX Ltd.	6.350%	6/30/21	7,000	7,470
	Petro-Canada	6.050%	5/15/18	4,000	4,625
	Pride International Inc.	6.875%	8/15/20	17,178	20,485
4	Schlumberger Oilfield UK plc	4.200%	1/15/21	9,000	9,394
	Shell International Finance BV	4.300%	9/22/19	21,000	22,724
	Shell International Finance BV	4.375%	3/25/20	35,000	37,814
	Statoil ASA	3.125%	8/17/17	15,000	15,808
	Statoil ASA	5.250%	4/15/19	27,000	30,655
	Suncor Energy Inc.	6.100%	6/1/18	5,000	5,833
	Talisman Energy Inc.	7.750%	6/1/19	3,000	3,773
	Talisman Energy Inc.	3.750%	2/1/21	5,000	4,903
	Total Capital SA	3.000%	6/24/15	12,000	12,711
	Total Capital SA	2.300%	3/15/16	10,000	10,264
	Total Capital SA	4.450%	6/24/20	17,000	18,430
	Transocean Inc.	6.000%	3/15/18	20,000	22,755
	Transocean Inc.	6.500%	11/15/20	5,000	5,860
	Valero Energy Corp.	9.375%	3/15/19	9,200	12,136
	Valero Energy Corp.	6.125%	2/1/20	5,000	5,713
	Weatherford International Inc.	6.350%	6/15/17	3,000	3,485
	Weatherford International Ltd.	6.000%	3/15/18	10,000	11,309
	Weatherford International Ltd.	9.625%	3/1/19	7,500	10,060
	Weatherford International Ltd.	5.125%	9/15/20	5,000	5,371
	Other Industrial (0.2%)
4	Hutchison Whampoa International 09 Ltd.	7.625%	4/9/19	10,000	12,157
4	Hutchison Whampoa International 09/16 Ltd.	4.625%	9/11/15	20,000	21,552
	Technology (3.2%)
	Applied Materials Inc.	4.300%	6/15/21	10,000	10,451
	Cisco Systems Inc.	5.500%	2/22/16	16,811	19,416
	Cisco Systems Inc.	4.950%	2/15/19	26,800	29,959
	Cisco Systems Inc.	4.450%	1/15/20	33,000	35,431
	Corning Inc.	6.625%	5/15/19	2,000	2,378
	Dell Inc.	3.100%	4/1/16	7,000	7,313
	Dell Inc.	5.650%	4/15/18	11,750	13,399
	Dell Inc.	5.875%	6/15/19	3,250	3,748
	Dun & Bradstreet Corp.	6.000%	4/1/13	9,700	10,420
	Equifax Inc.	6.300%	7/1/17	5,000	5,708
	Fiserv Inc.	6.800%	11/20/17	5,000	5,904
	Google Inc.	3.625%	5/19/21	7,000	7,190
	Hewlett-Packard Co.	6.125%	3/1/14	15,000	16,874

38

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Hewlett-Packard Co.	5.400%	3/1/17	2,500	2,898
	Hewlett-Packard Co.	5.500%	3/1/18	7,000	8,038
	Hewlett-Packard Co.	3.750%	12/1/20	25,000	25,397
	Hewlett-Packard Co.	4.300%	6/1/21	10,000	10,526
	International Business Machines Corp.	1.950%	7/22/16	5,550	5,569
	International Business Machines Corp.	5.700%	9/14/17	29,450	34,947
	International Business Machines Corp.	7.625%	10/15/18	22,500	29,247
	Lexmark International Inc.	6.650%	6/1/18	17,000	18,866
	Microsoft Corp.	1.625%	9/25/15	25,000	25,297
	Microsoft Corp.	4.200%	6/1/19	3,800	4,133
	Microsoft Corp.	4.000%	2/8/21	8,000	8,523
	Nokia Oyj	5.375%	5/15/19	16,185	15,908
	Oracle Corp.	5.750%	4/15/18	33,410	39,508
	Oracle Corp.	5.000%	7/8/19	19,000	21,424
4	Oracle Corp.	3.875%	7/15/20	10,000	10,365
	Pitney Bowes Inc.	5.000%	3/15/15	10,000	10,899
	Pitney Bowes Inc.	5.750%	9/15/17	7,707	8,556
	Pitney Bowes Inc.	6.250%	3/15/19	5,000	5,621
	Tyco Electronics Group SA	6.550%	10/1/17	2,990	3,574
	Xerox Corp.	6.350%	5/15/18	5,000	5,887
	Xerox Corp.	5.625%	12/15/19	8,000	9,002
	Transportation (1.6%)
4	Aviation Capital Group Corp.	6.750%	4/6/21	15,000	15,213
	Burlington Northern Santa Fe LLC	8.125%	4/15/20	5,000	6,503
	Burlington Northern Santa Fe LLC	3.600%	9/1/20	3,000	2,994
	Canadian National Railway Co.	5.800%	6/1/16	4,000	4,690
	Canadian National Railway Co.	5.550%	5/15/18	5,275	6,113
	Canadian National Railway Co.	5.550%	3/1/19	5,000	5,789
2	Continental Airlines 1997-4 Class A Pass Through Trust	6.900%	1/2/18	2,618	2,779
2	Continental Airlines 1998-1 Class A Pass Through Trust	6.648%	9/15/17	702	744
2	Continental Airlines 2000-1 Class A-1 Pass Through
	Trust	8.048%	11/1/20	1,593	1,728
	Continental Airlines 2002-1 Class G-2 Pass Through
	Trust	6.563%	2/15/12	3,000	3,056
2	Continental Airlines 2005-ERJ1 Pass Through Trust	9.798%	4/1/21	1,908	1,975
2,5	Continental Airlines 2006-1 Class G Pass Through Trust	0.603%	6/2/15	4,307	4,105
2	Continental Airlines 2009-2 Class A Pass Through Trust	7.250%	11/10/19	4,760	5,140
	CSX Corp.	7.900%	5/1/17	5,000	6,272
	CSX Corp.	7.375%	2/1/19	10,000	12,447
	CSX Corp.	4.250%	6/1/21	5,000	5,184
2	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	8/10/22	2,582	2,679
2	Delta Air Lines 2007-1 Class B Pass Through Trust	8.021%	8/10/22	1,217	1,230
2	Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	12/17/19	6,544	7,133
2	Delta Air Lines 2010-1 Class A Pass Through Trust	6.200%	7/2/18	14,149	14,909
2	Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	5/23/19	4,928	4,935
4	ERAC USA Finance LLC	6.375%	10/15/17	11,370	13,400
4	ERAC USA Finance LLC	4.500%	8/16/21	5,000	5,014
	JB Hunt Transport Services Inc.	3.375%	9/15/15	4,920	5,055
2,5	JetBlue Airways 2004-1 G-1 Pass Through Trust	0.622%	6/15/15	2,173	2,106
2,5	JetBlue Airways 2004-1 G-2 Pass Through Trust	0.667%	9/15/15	7,150	6,498
2,5	JetBlue Airways 2004-2 G-2 Pass Through Trust	0.711%	5/15/18	4,765	4,098
	Norfolk Southern Corp.	5.750%	4/1/18	5,655	6,551
2	Northwest Airlines 2007-1 Class A Pass Through Trust	7.027%	11/1/19	4,670	4,763
	Ryder System Inc.	7.200%	9/1/15	16,000	18,885
	Ryder System Inc.	3.600%	3/1/16	9,755	10,144
2	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	8/1/22	4,456	4,824
	Union Pacific Corp.	4.000%	2/1/21	5,000	5,173
	United Parcel Service Inc.	5.500%	1/15/18	5,100	5,908
	United Parcel Service Inc.	5.125%	4/1/19	1,900	2,185
	United Parcel Service Inc.	3.125%	1/15/21	23,000	22,864
					5,398,555

39

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
Utilities (6.3%)
	Electric (4.5%)
	Ameren Energy Generating Co.	7.000%	4/15/18	8,000	8,395
	Ameren Illinois Co.	6.125%	11/15/17	5,000	5,827
	Ameren Illinois Co.	6.250%	4/1/18	7,625	8,673
	Appalachian Power Co.	4.600%	3/30/21	5,000	5,239
	Carolina Power & Light Co.	5.300%	1/15/19	6,985	7,976
	CMS Energy Corp.	6.250%	2/1/20	5,000	5,425
4	Comision Federal de Electricidad	4.875%	5/26/21	2,500	2,519
	Commonwealth Edison Co.	5.950%	8/15/16	5,000	5,832
	Commonwealth Edison Co.	5.800%	3/15/18	13,500	15,424
	Commonwealth Edison Co.	4.000%	8/1/20	5,000	5,126
	Connecticut Light & Power Co.	5.650%	5/1/18	4,000	4,601
	Connecticut Light & Power Co.	5.500%	2/1/19	10,475	12,033
	Consolidated Edison Co. of New York Inc.	4.875%	2/1/13	2,500	2,648
	Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	5,000	6,255
	Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	13,890	17,072
	Consumers Energy Co.	6.125%	3/15/19	5,000	5,915
	Consumers Energy Co.	6.700%	9/15/19	12,790	15,682
	Dayton Power & Light Co.	5.125%	10/1/13	2,275	2,470
	Detroit Edison Co.	3.900%	6/1/21	3,000	3,094
	Dominion Resources Inc.	6.000%	11/30/17	5,000	5,906
	Dominion Resources Inc.	6.400%	6/15/18	2,000	2,388
	Dominion Resources Inc.	5.200%	8/15/19	2,000	2,244
2	Dominion Resources Inc.	6.300%	9/30/66	370	359
	Duke Energy Carolinas LLC	5.300%	10/1/15	6,000	6,885
	Duke Energy Carolinas LLC	4.300%	6/15/20	8,000	8,561
	Duke Energy Indiana Inc.	3.750%	7/15/20	16,950	17,407
	Duke Energy Ohio Inc.	5.450%	4/1/19	5,000	5,760
	Entergy Louisiana LLC	4.800%	5/1/21	10,000	10,558
	Entergy Texas Inc.	7.125%	2/1/19	5,485	6,567
	FirstEnergy Corp.	6.450%	11/15/11	50	51
	FirstEnergy Solutions Corp.	4.800%	2/15/15	5,000	5,450
	Florida Power Corp.	5.800%	9/15/17	8,201	9,728
	Florida Power Corp.	5.650%	6/15/18	11,915	13,903
2,4	FPL Energy Marcus Hook LP	7.590%	7/10/18	5,501	5,528
4	Iberdrola Finance Ireland Ltd.	5.000%	9/11/19	6,435	6,248
	Indiana Michigan Power Co.	7.000%	3/15/19	5,000	6,087
4	ITC Holdings Corp.	6.050%	1/31/18	7,500	8,515
4	Kansas Gas & Electric	6.700%	6/15/19	3,000	3,542
	Metropolitan Edison Co.	7.700%	1/15/19	5,000	6,164
	MidAmerican Energy Co.	5.300%	3/15/18	24,957	28,397
	Midamerican Energy Holdings Co.	5.750%	4/1/18	5,000	5,770
	National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	7,691	8,856
	National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	7,000	8,006
	National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	15,380	21,613
	Nevada Power Co.	6.500%	8/1/18	3,662	4,379
	Nevada Power Co.	7.125%	3/15/19	5,000	6,121
	NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	8,976	10,210
2	NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	10,850	10,741
	Northeast Utilities	7.250%	4/1/12	4,620	4,812
	NSTAR	4.500%	11/15/19	7,000	7,474
	NSTAR Electric Co.	5.625%	11/15/17	3,000	3,529
	Ohio Power Co.	4.850%	1/15/14	5,000	5,420
	Ohio Power Co.	6.000%	6/1/16	4,000	4,653
	Pacific Gas & Electric Co.	5.625%	11/30/17	15,400	17,945
	Pacific Gas & Electric Co.	3.500%	10/1/20	38,000	37,565
	PacifiCorp	5.650%	7/15/18	10,000	11,666
	PacifiCorp	5.500%	1/15/19	6,215	7,179
	Peco Energy Co.	5.950%	11/1/11	15,000	15,193
	Pennsylvania Electric Co.	6.050%	9/1/17	7,000	8,107
	PG&E Corp.	5.750%	4/1/14	10,650	11,817
	Portland General Electric Co.	6.100%	4/15/19	3,000	3,565
	Potomac Electric Power Co.	4.950%	11/15/13	5,465	5,941

40

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
2 PPL Capital Funding Inc.	6.700%	3/30/67	15,000	14,850
PSEG Power LLC	5.125%	4/15/20	4,000	4,307
Public Service Co. of Colorado	5.500%	4/1/14	7,000	7,831
Public Service Co. of Colorado	5.800%	8/1/18	5,200	6,131
Public Service Co. of Colorado	5.125%	6/1/19	7,500	8,449
Public Service Electric & Gas Co.	5.300%	5/1/18	3,000	3,450
Public Service Electric & Gas Co.	3.500%	8/15/20	8,000	8,107
Puget Energy Inc.	6.500%	12/15/20	10,000	10,763
SCANA Corp.	4.750%	5/15/21	3,000	3,098
Sierra Pacific Power Co.	6.000%	5/15/16	2,500	2,907
Southern California Edison Co.	5.000%	1/15/16	4,000	4,542
Southern California Edison Co.	5.500%	8/15/18	4,625	5,376
Southern California Edison Co.	3.875%	6/1/21	5,000	5,168
4 SP PowerAssets Ltd.	5.000%	10/22/13	15,000	16,242
Tampa Electric Co.	6.100%	5/15/18	4,000	4,689
UIL Holdings Corp.	4.625%	10/1/20	7,000	7,008
Virginia Electric and Power Co.	5.950%	9/15/17	5,000	5,982
Virginia Electric and Power Co.	5.400%	4/30/18	6,615	7,600
2 Wisconsin Energy Corp.	6.250%	5/15/67	18,000	18,135
Wisconsin Power & Light Co.	5.000%	7/15/19	2,500	2,782
Natural Gas (1.8%)
AGL Capital Corp.	5.250%	8/15/19	3,000	3,299
Atmos Energy Corp.	4.950%	10/15/14	6,420	7,073
Atmos Energy Corp.	8.500%	3/15/19	5,000	6,523
British Transco Finance Inc.	6.625%	6/1/18	7,500	8,863
4 CenterPoint Energy Resources Corp.	4.500%	1/15/21	3,000	3,106
El Paso Natural Gas Co.	5.950%	4/15/17	3,000	3,459
Enbridge Energy Partners LP	9.875%	3/1/19	4,500	6,091
Enbridge Energy Partners LP	5.200%	3/15/20	2,500	2,729
2 Enbridge Energy Partners LP	8.050%	10/1/37	3,280	3,579
Energy Transfer Partners LP	5.950%	2/1/15	2,769	3,100
Energy Transfer Partners LP	9.700%	3/15/19	10,000	12,984
Energy Transfer Partners LP	9.000%	4/15/19	5,000	6,302
Enterprise Products Operating LLC	6.650%	4/15/18	15,000	17,703
Enterprise Products Operating LLC	5.200%	9/1/20	5,000	5,462
2 Enterprise Products Operating LLC	8.375%	8/1/66	5,850	6,371
EQT Corp.	6.500%	4/1/18	5,000	5,788
4 Gulf South Pipeline Co. LP	6.300%	8/15/17	7,000	8,258
Kinder Morgan Energy Partners LP	9.000%	2/1/19	5,410	7,107
Kinder Morgan Energy Partners LP	6.850%	2/15/20	10,100	12,101
4 Mega Advance Investments Ltd.	5.000%	5/12/21	2,000	2,008
Nisource Finance Corp.	6.400%	3/15/18	11,963	13,844
Nisource Finance Corp.	6.800%	1/15/19	1,500	1,775
ONEOK Partners LP	6.150%	10/1/16	10,000	11,747
ONEOK Partners LP	8.625%	3/1/19	2,000	2,615
Plains All American Pipeline LP / PAA Finance Corp.	6.500%	5/1/18	5,000	5,774
Plains All American Pipeline LP / PAA Finance Corp.	5.750%	1/15/20	5,000	5,577
Southern California Gas Co.	5.500%	3/15/14	8,179	9,107
4 Southern Natural Gas Co. / Southern Natural Issuing
Corp.	4.400%	6/15/21	5,000	5,081
TransCanada PipeLines Ltd.	6.500%	8/15/18	13,000	15,594
TransCanada PipeLines Ltd.	3.800%	10/1/20	25,732	26,417
2 TransCanada PipeLines Ltd.	6.350%	5/15/67	4,000	4,117
Williams Partners LP	5.250%	3/15/20	20,000	21,809
Williams Partners LP / Williams Partners Finance Corp.	7.250%	2/1/17	5,750	6,960
				930,756
Total Corporate Bonds (Cost $10,314,843)				11,198,949
Sovereign Bonds (U.S. Dollar-Denominated) (1.7%)
4 Abu Dhabi National Energy Co.	6.165%	10/25/17	2,000	2,193
4 Banco del Estado de Chile	4.125%	10/7/20	2,500	2,487
4 Bank of China Hong Kong Ltd.	5.550%	2/11/20	1,500	1,552
4 Bermuda Government International Bond	5.603%	7/20/20	2,300	2,559

41

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Brazilian Government International Bond	5.875%	1/15/19	5,000	5,812
	Brazilian Government International Bond	4.875%	1/22/21	11,500	12,534
4	Centrais Eletricas Brasileiras SA	6.875%	7/30/19	3,000	3,457
	China Development Bank Corp.	5.000%	10/15/15	1,500	1,659
	Colombia Government International Bond	7.375%	1/27/17	5,000	6,135
	Colombia Government International Bond	7.375%	3/18/19	3,000	3,787
	Colombia Government International Bond	4.375%	7/12/21	3,000	3,084
4	Corp Nacional del Cobre de Chile	3.750%	11/4/20	2,500	2,464
	Corp. Andina de Fomento	3.750%	1/15/16	2,500	2,546
	Ecopetrol SA	7.625%	7/23/19	3,000	3,599
	Eksportfinans ASA	2.375%	5/25/16	1,000	1,022
4	Empresa Nacional del Petroleo	6.250%	7/8/19	2,000	2,204
	Export-Import Bank of Korea	5.875%	1/14/15	3,000	3,303
	Export-Import Bank of Korea	4.125%	9/9/15	2,000	2,100
	Export-Import Bank of Korea	5.125%	6/29/20	1,500	1,563
4	Gazprom OAO Via Gaz Capital SA	6.212%	11/22/16	1,875	2,046
	Government of the Cayman Islands	5.950%	11/24/19	500	535
	Hungary Government International Bond	4.750%	2/3/15	2,200	2,252
	Hungary Government International Bond	6.250%	1/29/20	1,500	1,564
	Hungary Government International Bond	6.375%	3/29/21	6,000	6,217
4	Industrial Bank of Korea	7.125%	4/23/14	2,700	3,050
	Israel Government International Bond	5.125%	3/26/19	4,550	4,968
	Korea Development Bank	8.000%	1/23/14	5,000	5,708
4	Korea East-West Power Co. Ltd.	5.250%	11/15/12	5,000	5,214
	Korea Finance Corp.	3.250%	9/20/16	1,000	993
4	Kowloon Canton Railway Corp.	5.125%	5/20/19	2,500	2,749
4	Lithuania Government International Bond	5.125%	9/14/17	750	778
4	MDC-GMTN B.V.	7.625%	5/6/19	2,000	2,420
	Mexico Government International Bond	5.625%	1/15/17	5,000	5,703
	Mexico Government International Bond	5.125%	1/15/20	17,000	18,688
	Panama Government International Bond	7.250%	3/15/15	4,500	5,325
	Panama Government International Bond	5.200%	1/30/20	2,000	2,229
	Pemex Project Funding Master Trust	5.750%	3/1/18	5,000	5,525
	Peruvian Government International Bond	9.125%	2/21/12	4,000	4,179
	Peruvian Government International Bond	8.375%	5/3/16	4,500	5,625
	Peruvian Government International Bond	7.125%	3/30/19	3,000	3,715
	Petrobras International Finance Co. - Pifco	3.875%	1/27/16	3,000	3,104
	Petrobras International Finance Co. - Pifco	6.125%	10/6/16	4,000	4,540
	Petrobras International Finance Co. - Pifco	5.875%	3/1/18	9,500	10,550
	Petrobras International Finance Co. - Pifco	5.375%	1/27/21	4,000	4,261
	Petroleos Mexicanos	4.875%	3/15/15	3,000	3,265
	Petroleos Mexicanos	6.000%	3/5/20	2,000	2,215
	Petroleos Mexicanos	5.500%	1/21/21	7,000	7,541
4	Petroleos Mexicanos	5.500%	1/21/21	2,500	2,693
2,4	Petroleum Co. of Trinidad & Tobago Ltd.	6.000%	5/8/22	275	281
4	Petronas Capital Ltd.	5.250%	8/12/19	4,000	4,428
2,4	PF Export Receivables Master Trust	3.748%	6/1/13	825	833
2,4	PF Export Receivables Master Trust	6.436%	6/1/15	2,085	2,222
	Poland Government International Bond	3.875%	7/16/15	3,000	3,120
	Poland Government International Bond	6.375%	7/15/19	2,000	2,280
	Province of New Brunswick	2.750%	6/15/18	2,500	2,545
	Province of Ontario	4.000%	10/7/19	8,500	9,088
4	Qatar Government International Bond	5.250%	1/20/20	3,250	3,551
4,8	Qatari Diar Finance QSC	3.500%	7/21/15	1,500	1,567
4	Qtel International Finance Ltd.	4.750%	2/16/21	2,500	2,500
2,4	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	2,323	2,503
4	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	2,725	2,994
	Republic of Italy	3.125%	1/26/15	2,000	1,967
	Republic of Italy	4.750%	1/25/16	1,000	1,028
	Republic of Italy	5.250%	9/20/16	3,000	3,142
	Republic of Korea	4.250%	6/1/13	5,000	5,246
	Republic of Korea	7.125%	4/16/19	3,000	3,672
	South Africa Government International Bond	5.500%	3/9/20	6,000	6,645

42

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
4 TDIC Finance Ltd.	6.500%	7/2/14	2,600	2,891
Total Sovereign Bonds (Cost $240,468)				254,215
Taxable Municipal Bonds (0.4%)
California Educational Facilities Authority Revenue
(Stanford University)	4.750%	5/1/19	1,850	2,066
California GO	5.750%	3/1/17	10,000	11,228
5 Florida Hurricane Catastrophe Fund Finance Corp.
Revenue	0.967%	10/15/12	14,210	14,186
Illinois GO	4.511%	3/1/15	4,500	4,719
Illinois GO	5.365%	3/1/17	4,500	4,776
Louisiana Local Government Environmental Facility &
Community Development Authority Revenue	3.220%	2/1/21	12,000	12,241
Louisiana Local Government Environmental Facility &
Community Development Authority Revenue	3.450%	2/1/22	5,475	5,584
Maryland Health & Higher Educational Facilities
Authority Revenue (Johns Hopkins University)	5.250%	7/1/19	1,400	1,602
New York City NY Industrial Development Agency
Special Facility Revenue (American Airlines Inc. John
F. Kennedy International Airport Project)	7.500%	8/1/16	1,825	1,867
Total Taxable Municipal Bonds (Cost $55,949)				58,269

			Shares
Convertible Preferred Stock (0.0%)
6 Lehman Brothers Holdings Inc. Pfd. (Cost $8,740)	7.250%		8,740	5
Preferred Stocks (0.1%)
Axis Capital Holdings Ltd. Pfd.	7.500%		50,000	4,835
Southern California Edison Co. Pfd.	5.710%		47,516	4,737
Aspen Insurance Holdings Ltd. Pfd.	7.401%		76,950	1,916
Total Preferred Stocks (Cost $11,853)				11,488
Temporary Cash Investment (1.7%)
Money Market Fund (1.7%)
9 Vanguard Market Liquidity Fund (Cost $249,069)	0.114%		249,069,000	249,069
Total Investments (98.6%) (Cost $13,588,943)				14,591,728
Other Assets and Liabilities—Net (1.4%)				212,906
Net Assets (100%)				14,804,634

1 Securities with a value of $7,221,000 have been segregated as initial margin for open futures contracts.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2011, the aggregate value of these securities was $1,637,268,000, representing 11.1% of net assets.
5 Adjustable-rate security.
6 Non-income-producing security--security in default.
7 Non-income-producing security--issuer has suspended all payments until May 1, 2012.
8 Guaranteed by the State of Qatar.
9 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

43

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (2.0%)
U.S. Government Securities (1.6%)
1	United States Treasury Note/Bond	3.500%	2/15/39	57,850	51,875
	United States Treasury Note/Bond	3.875%	8/15/40	66,000	62,968
	United States Treasury Strip Principal	0.000%	2/15/36	55,000	18,765
	United States Treasury Strip Principal	0.000%	8/15/39	108,000	30,653
					164,261
Agency Notes (0.4%)
2	Tennessee Valley Authority	5.250%	9/15/39	35,000	38,197

Total U.S. Government and Agency Obligations (Cost $195,060)					202,458
Corporate Bonds (81.0%)
Finance (25.5%)
	Banking (15.5%)
	American Express Co.	8.150%	3/19/38	21,985	30,760
	Bank of America Corp.	5.420%	3/15/17	9,600	9,767
	Bank of America Corp.	6.800%	3/15/28	35,000	35,778
	Bank of America Corp.	6.500%	9/15/37	3,900	3,965
	Bank of America NA	6.000%	10/15/36	60,750	59,531
	Bank One Corp.	7.750%	7/15/25	25,000	31,047
	Bank One Corp.	7.625%	10/15/26	25,950	31,374
	Bank One Corp.	8.000%	4/29/27	30,869	38,671
	Barclays Bank plc	5.140%	10/14/20	10,070	9,671
	Capital One Financial Corp.	4.750%	7/15/21	5,150	5,208
	Citigroup Inc.	6.625%	1/15/28	25,000	27,009
	Citigroup Inc.	6.625%	6/15/32	60,905	64,149
	Citigroup Inc.	5.875%	2/22/33	7,190	6,933
	Citigroup Inc.	6.000%	10/31/33	41,655	40,275
	Citigroup Inc.	5.850%	12/11/34	36,500	36,930
	Citigroup Inc.	6.125%	8/25/36	37,650	36,791
	Citigroup Inc.	5.875%	5/29/37	11,150	11,176
	Citigroup Inc.	6.875%	3/5/38	25,000	28,187
	Citigroup Inc.	8.125%	7/15/39	13,300	17,268
	Credit Suisse USA Inc.	7.125%	7/15/32	38,000	46,233
	Fifth Third Bancorp	8.250%	3/1/38	1,305	1,602
	Goldman Sachs Group Inc.	5.250%	7/27/21	3,325	3,369
	Goldman Sachs Group Inc.	6.125%	2/15/33	55,725	56,851
	Goldman Sachs Group Inc.	6.450%	5/1/36	52,000	50,390
	Goldman Sachs Group Inc.	6.750%	10/1/37	133,660	134,348
	Goldman Sachs Group Inc.	6.250%	2/1/41	37,565	37,783
3	HBOS plc	6.000%	11/1/33	26,515	19,465
	HSBC Bank USA NA	5.875%	11/1/34	50,700	51,196
	HSBC Bank USA NA	5.625%	8/15/35	28,000	27,273
	HSBC Holdings plc	7.625%	5/17/32	21,200	24,043
	HSBC Holdings plc	6.500%	5/2/36	2,000	2,069
	HSBC Holdings plc	6.500%	9/15/37	20,000	20,706
	HSBC Holdings plc	6.800%	6/1/38	73,999	79,283
	JP Morgan Chase Capital XXII	6.450%	2/2/37	17,000	17,220
	JP Morgan Chase Capital XXV	6.800%	10/1/37	28,415	28,806
	JPMorgan Chase & Co.	6.400%	5/15/38	77,850	87,166
	JPMorgan Chase & Co.	5.500%	10/15/40	9,500	9,503
	JPMorgan Chase Capital XXVII	7.000%	11/1/39	3,875	3,938
	Merrill Lynch & Co. Inc.	6.220%	9/15/26	12,975	13,078
	Merrill Lynch & Co. Inc.	6.110%	1/29/37	48,250	44,699
	Merrill Lynch & Co. Inc.	7.750%	5/14/38	45,680	49,986
	Morgan Stanley	5.625%	9/23/19	4,000	4,171
	Morgan Stanley	5.750%	1/25/21	8,260	8,617
	Morgan Stanley	5.500%	7/28/21	7,165	7,332
	Morgan Stanley	6.250%	8/9/26	12,850	13,788
	Morgan Stanley	7.250%	4/1/32	20,200	23,761
	USB Capital XIII Trust	6.625%	12/15/39	11,740	12,197
	Wachovia Bank NA	5.850%	2/1/37	20,700	21,638

44

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Wachovia Bank NA	6.600%	1/15/38	61,225	70,018
	Wachovia Corp.	6.605%	10/1/25	30,000	33,965
	Wachovia Corp.	5.500%	8/1/35	15,730	15,695
	Wells Fargo Bank NA	5.950%	8/26/36	33,670	35,636
	Brokerage (0.3%)
3	FMR LLC	6.450%	11/15/39	27,500	28,495

	Finance Companies (2.9%)
	General Electric Capital Corp.	5.300%	2/11/21	18,960	20,188
	General Electric Capital Corp.	6.750%	3/15/32	117,095	133,322
	General Electric Capital Corp.	6.150%	8/7/37	10,265	10,877
	General Electric Capital Corp.	5.875%	1/14/38	60,905	62,544
	General Electric Capital Corp.	6.875%	1/10/39	57,420	66,483
	Insurance (6.5%)
	ACE Capital Trust II	9.700%	4/1/30	10,000	13,262
	Aflac Inc.	6.450%	8/15/40	20,175	20,914
	Allstate Corp.	5.550%	5/9/35	14,075	14,247
	Allstate Corp.	5.950%	4/1/36	16,135	17,114
	American International Group Inc.	6.400%	12/15/20	9,000	9,849
	AXA Financial Inc.	7.000%	4/1/28	34,910	38,330
3	Guardian Life Insurance Co. of America	7.375%	9/30/39	9,400	11,629
	Hartford Financial Services Group Inc.	6.100%	10/1/41	24,374	24,051
3	Jackson National Life Insurance Co.	8.150%	3/15/27	2,130	2,442
3	John Hancock Life Insurance Co.	7.375%	2/15/24	30,000	34,317
3	Liberty Mutual Insurance Co.	8.500%	5/15/25	23,335	28,019
3,4	Massachusetts Mutual Life Insurance Co.	7.625%	11/15/23	15,970	19,847
3	Massachusetts Mutual Life Insurance Co.	8.875%	6/1/39	19,282	27,500
	MetLife Inc.	6.500%	12/15/32	8,990	10,139
	MetLife Inc.	6.375%	6/15/34	16,010	17,871
3	Metropolitan Life Insurance Co.	7.800%	11/1/25	35,000	42,300
	Munich Re America Corp.	7.450%	12/15/26	8,500	9,411
3	Nationwide Mutual Insurance Co.	9.375%	8/15/39	22,950	29,004
3	New York Life Insurance Co.	5.875%	5/15/33	50,275	53,797
3	Pacific Life Insurance Co.	9.250%	6/15/39	23,145	31,185
	Prudential Financial Inc.	5.750%	7/15/33	13,000	13,118
	Prudential Financial Inc.	5.400%	6/13/35	10,000	9,678
3	Teachers Insurance & Annuity Association of America	6.850%	12/16/39	24,050	28,385
	UnitedHealth Group Inc.	5.800%	3/15/36	38,250	40,713
	UnitedHealth Group Inc.	6.625%	11/15/37	12,740	14,942
	UnitedHealth Group Inc.	6.875%	2/15/38	29,422	35,470
	UnitedHealth Group Inc.	5.950%	2/15/41	9,835	10,618
	WellPoint Inc.	5.850%	1/15/36	11,450	12,101
	WellPoint Inc.	6.375%	6/15/37	25,000	28,121
	XL Group plc	6.375%	11/15/24	8,500	8,990
	Real Estate Investment Trusts (0.3%)
	Simon Property Group LP	6.750%	2/1/40	28,900	34,083

					2,593,671
Industrial (42.3%)
	Basic Industry (0.2%)
	Dow Chemical Co.	7.375%	11/1/29	8,450	10,836
	EI du Pont de Nemours & Co.	4.900%	1/15/41	14,150	14,135
	Capital Goods (2.9%)
	3M Co.	6.375%	2/15/28	30,895	36,888
	3M Co.	5.700%	3/15/37	15,000	17,081
	Boeing Co.	7.875%	4/15/43	8,000	11,071
	Caterpillar Inc.	6.625%	7/15/28	30,000	37,189
	Caterpillar Inc.	5.200%	5/27/41	20,595	21,634
	Deere & Co.	7.125%	3/3/31	15,000	19,222
	Eaton Corp.	7.625%	4/1/24	14,000	18,190
	Honeywell International Inc.	5.375%	3/1/41	23,000	24,595
	Lockheed Martin Corp.	6.150%	9/1/36	4,600	5,281

45

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Siemens Financieringsmaatschappij NV	6.125%	8/17/26	21,030	24,251
United Technologies Corp.	7.500%	9/15/29	15,000	20,068
United Technologies Corp.	6.125%	7/15/38	34,000	40,040
United Technologies Corp.	5.700%	4/15/40	18,150	20,292
Communication (10.0%)
Alltel Corp.	6.800%	5/1/29	2,697	3,243
Alltel Corp.	7.875%	7/1/32	18,848	25,744
AT&T Inc.	6.500%	9/1/37	5,000	5,668
AT&T Inc.	6.300%	1/15/38	23,000	25,490
AT&T Inc.	6.550%	2/15/39	15,000	17,180
AT&T Inc.	5.350%	9/1/40	67,895	67,526
Bellsouth Capital Funding Corp.	7.875%	2/15/30	4,550	5,886
BellSouth Corp.	6.875%	10/15/31	30,000	35,247
BellSouth Corp.	6.000%	11/15/34	40,000	42,187
BellSouth Telecommunications Inc.	7.000%	12/1/95	7,850	8,790
CBS Corp.	7.875%	9/1/23	4,325	5,420
CBS Corp.	7.875%	7/30/30	37,000	45,150
Comcast Corp.	5.650%	6/15/35	35,714	35,912
3 COX Communications Inc.	6.450%	12/1/36	10,000	11,132
3 COX Communications Inc.	8.375%	3/1/39	16,310	22,318
Deutsche Telekom International Finance BV	8.750%	6/15/30	27,200	37,587
Discovery Communications LLC	6.350%	6/1/40	11,195	12,585
France Telecom SA	8.500%	3/1/31	61,255	86,019
GTE Corp.	6.940%	4/15/28	20,000	23,610
Indiana Bell Telephone Co. Inc.	7.300%	8/15/26	20,000	22,923
News America Inc.	6.400%	12/15/35	28,000	28,601
News America Inc.	6.900%	8/15/39	5,000	5,374
News America Inc.	7.750%	12/1/45	2,840	3,227
Pacific Bell Telephone Co.	7.125%	3/15/26	10,000	12,329
Telecom Italia Capital SA	7.721%	6/4/38	17,625	17,610
Telefonica Emisiones SAU	7.045%	6/20/36	51,180	55,818
Telefonica Europe BV	8.250%	9/15/30	16,100	19,709
Time Warner Cable Inc.	6.550%	5/1/37	40,000	44,343
Verizon Communications Inc.	5.850%	9/15/35	30,000	32,544
Verizon Communications Inc.	6.250%	4/1/37	20,000	22,264
Verizon Communications Inc.	6.400%	2/15/38	33,815	38,832
Verizon Communications Inc.	6.900%	4/15/38	12,200	14,619
Verizon Communications Inc.	7.350%	4/1/39	15,950	20,206
Verizon Communications Inc.	6.000%	4/1/41	21,550	23,528
Verizon Global Funding Corp.	7.750%	12/1/30	29,750	38,723
Verizon Maryland Inc.	5.125%	6/15/33	12,000	11,421
Verizon New Jersey Inc.	8.000%	6/1/22	25,000	31,455
Verizon Pennsylvania Inc.	8.350%	12/15/30	6,260	7,743
Vodafone Group plc	6.150%	2/27/37	42,705	48,557
Consumer Cyclical (7.9%)
CVS Caremark Corp.	6.250%	6/1/27	27,335	31,769
CVS Caremark Corp.	6.125%	9/15/39	13,000	14,082
CVS Caremark Corp.	5.750%	5/15/41	8,780	9,090
Daimler Finance North America LLC	8.500%	1/18/31	24,494	33,949
Historic TW Inc.	6.625%	5/15/29	14,775	16,506
Home Depot Inc.	5.875%	12/16/36	22,590	24,432
Home Depot Inc.	5.950%	4/1/41	4,895	5,293
Kohl's Corp.	6.875%	12/15/37	6,000	7,153
Lowe's Cos. Inc.	6.500%	3/15/29	26,010	29,790
Lowe's Cos. Inc.	5.800%	10/15/36	9,300	10,082
Lowe's Cos. Inc.	5.800%	4/15/40	10,645	11,664
McDonald's Corp.	6.300%	10/15/37	25,935	31,315
McDonald's Corp.	6.300%	3/1/38	45,720	55,743
McDonald's Corp.	5.700%	2/1/39	9,500	10,708
McDonald's Corp.	4.875%	7/15/40	7,890	7,986
Target Corp.	6.650%	8/1/28	15,000	17,385
Target Corp.	7.000%	7/15/31	20,000	24,875
Target Corp.	6.500%	10/15/37	20,850	24,950

46

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Target Corp.	7.000%	1/15/38	53,980	68,715
Time Warner Inc.	7.625%	4/15/31	10,000	12,373
Time Warner Inc.	6.500%	11/15/36	10,000	11,097
Time Warner Inc.	6.250%	3/29/41	5,000	5,401
Viacom Inc.	6.875%	4/30/36	17,045	19,993
Wal-Mart Stores Inc.	7.550%	2/15/30	51,000	67,134
Wal-Mart Stores Inc.	5.250%	9/1/35	2,000	2,096
Wal-Mart Stores Inc.	6.500%	8/15/37	39,000	47,354
Wal-Mart Stores Inc.	6.200%	4/15/38	76,150	89,192
Wal-Mart Stores Inc.	5.625%	4/1/40	10,000	11,049
Wal-Mart Stores Inc.	4.875%	7/8/40	20,000	19,568
Wal-Mart Stores Inc.	5.000%	10/25/40	5,400	5,477
Wal-Mart Stores Inc.	5.625%	4/15/41	45,810	50,538
Walt Disney Co.	7.550%	7/15/93	25,900	31,564
Consumer Noncyclical (13.4%)
Abbott Laboratories	6.000%	4/1/39	33,870	39,495
Abbott Laboratories	5.300%	5/27/40	7,750	8,279
Altria Group Inc.	7.750%	1/15/27	1,000	1,188
Altria Group Inc.	9.950%	11/10/38	19,000	27,523
Altria Group Inc.	10.200%	2/6/39	5,000	7,455
Amgen Inc.	6.375%	6/1/37	30,000	34,614
Amgen Inc.	6.900%	6/1/38	20,000	24,628
Amgen Inc.	6.400%	2/1/39	37,430	43,675
Amgen Inc.	5.650%	6/15/42	16,400	17,431
Anheuser-Busch Cos. Inc.	6.750%	12/15/27	3,500	4,090
Anheuser-Busch Cos. Inc.	6.800%	8/20/32	6,900	8,376
Anheuser-Busch Cos. Inc.	5.750%	4/1/36	11,460	12,368
Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	19,995	29,110
Archer-Daniels-Midland Co.	6.750%	12/15/27	11,000	13,544
Archer-Daniels-Midland Co.	6.625%	5/1/29	10,000	12,126
Archer-Daniels-Midland Co.	5.765%	3/1/41	8,115	9,196
AstraZeneca plc	6.450%	9/15/37	77,000	94,120
Baxter International Inc.	6.250%	12/1/37	10,000	11,956
Becton Dickinson and Co.	7.000%	8/1/27	8,300	10,189
Becton Dickinson and Co.	6.700%	8/1/28	5,066	6,158
Bestfoods	6.625%	4/15/28	30,000	36,719
Bristol-Myers Squibb Co.	6.800%	11/15/26	10,000	12,588
3 Cargill Inc.	6.125%	4/19/34	1,880	2,089
3 Cargill Inc.	6.125%	9/15/36	27,045	30,255
Coca-Cola Refreshments USA Inc.	6.700%	10/15/36	7,882	10,048
Eli Lilly & Co.	5.500%	3/15/27	21,775	23,999
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	21,995	23,645
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	47,205	56,907
Johnson & Johnson	6.950%	9/1/29	22,457	29,125
Kellogg Co.	7.450%	4/1/31	21,620	28,274
Kimberly-Clark Corp.	5.300%	3/1/41	14,175	15,108
Kraft Foods Inc.	6.500%	11/1/31	20,000	23,856
Kraft Foods Inc.	6.500%	2/9/40	16,240	18,961
Medtronic Inc.	6.500%	3/15/39	21,200	26,091
Merck & Co. Inc.	6.500%	12/1/33	30,320	37,204
Merck & Co. Inc.	5.750%	11/15/36	6,000	6,756
Merck & Co. Inc.	6.550%	9/15/37	42,200	52,199
Merck & Co. Inc.	5.850%	6/30/39	20,000	22,882
Pepsi Bottling Group Inc.	7.000%	3/1/29	17,000	22,279
PepsiCo Inc.	5.500%	1/15/40	48,350	53,195
PepsiCo Inc.	4.875%	11/1/40	19,375	19,826
Pfizer Inc.	7.200%	3/15/39	56,000	74,470
Pharmacia Corp.	6.750%	12/15/27	28,000	34,114
Philip Morris International Inc.	6.375%	5/16/38	40,340	48,427
4 Procter & Gamble - Esop	9.360%	1/1/21	11,502	15,270
Procter & Gamble Co.	6.450%	1/15/26	27,000	33,206
Procter & Gamble Co.	5.500%	2/1/34	10,000	11,034
Procter & Gamble Co.	5.550%	3/5/37	7,000	7,850

47

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Roche Holdings Inc.	7.000%	3/1/39	42,905	55,076
3 Tesco plc	6.150%	11/15/37	34,520	37,990
Wyeth	5.950%	4/1/37	68,950	78,607
Energy (4.0%)
Burlington Resources Finance Co.	7.400%	12/1/31	25,000	31,934
ConocoPhillips	7.000%	3/30/29	13,150	16,040
ConocoPhillips	5.900%	10/15/32	20,300	22,793
ConocoPhillips	6.500%	2/1/39	50,735	61,373
ConocoPhillips Holding Co.	6.950%	4/15/29	2,660	3,338
Devon Energy Corp.	5.600%	7/15/41	16,000	16,650
Encana Corp.	6.500%	8/15/34	15,463	17,193
3 Halliburton Co.	7.600%	8/15/96	14,937	18,506
Hess Corp.	6.000%	1/15/40	5,000	5,375
Hess Corp.	5.600%	2/15/41	5,000	5,112
Marathon Oil Corp.	6.600%	10/1/37	9,300	10,685
Shell International Finance BV	6.375%	12/15/38	79,705	98,331
Shell International Finance BV	5.500%	3/25/40	21,300	23,653
Statoil ASA	5.100%	8/17/40	9,000	9,295
Texaco Capital Inc.	8.625%	11/15/31	13,000	18,904
Tosco Corp.	7.800%	1/1/27	15,000	19,423
Tosco Corp.	8.125%	2/15/30	20,000	26,682
Other Industrial (0.6%)
3 Hutchison Whampoa International 03/33 Ltd.	7.450%	11/24/33	26,385	33,440
Massachusetts Health & Educational Facilities
Authority Revenue (MIT)	5.600%	7/1/2111	25,425	26,469
Technology (2.8%)
Cisco Systems Inc.	5.900%	2/15/39	55,000	60,627
Cisco Systems Inc.	5.500%	1/15/40	10,150	10,635
HP Enterprise Services LLC	7.450%	10/15/29	6,368	8,302
International Business Machines Corp.	7.000%	10/30/25	50,400	65,611
International Business Machines Corp.	5.600%	11/30/39	31,250	34,904
Microsoft Corp.	4.500%	10/1/40	20,630	20,147
Microsoft Corp.	5.300%	2/8/41	17,175	18,908
Oracle Corp.	6.500%	4/15/38	33,927	41,512
Oracle Corp.	6.125%	7/8/39	13,448	15,651
3 Oracle Corp.	5.375%	7/15/40	12,660	13,328
Transportation (0.5%)
Burlington Northern Santa Fe LLC	6.875%	12/1/27	25,000	29,486
Burlington Northern Santa Fe LLC	5.400%	6/1/41	4,455	4,625
3 ERAC USA Finance LLC	7.000%	10/15/37	14,621	16,587
				4,314,706
Utilities (13.2%)
Electric (11.8%)
Alabama Power Co.	5.700%	2/15/33	12,800	13,978
Alabama Power Co.	6.000%	3/1/39	5,475	6,319
Alabama Power Co.	5.500%	3/15/41	13,015	14,343
Alabama Power Co.	5.200%	6/1/41	15,000	15,587
American Water Capital Corp.	6.593%	10/15/37	10,000	11,167
Appalachian Power Co.	6.700%	8/15/37	50,000	59,368
Carolina Power & Light Co.	5.700%	4/1/35	7,500	8,095
Connecticut Light & Power Co.	6.350%	6/1/36	15,000	17,582
Consolidated Edison Co. of New York Inc.	5.100%	6/15/33	9,600	9,692
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	10,000	11,154
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	18,000	20,977
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	12,990	16,145
Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	6,250	6,743
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	7,770	8,562
Consolidated Natural Gas Co.	6.800%	12/15/27	1,401	1,536
Duke Energy Carolinas LLC	6.100%	6/1/37	52,400	59,732
Duke Energy Indiana Inc.	6.120%	10/15/35	4,895	5,384
3 Enel Finance International NV	6.800%	9/15/37	6,175	5,937
3 Enel Finance International NV	6.000%	10/7/39	6,529	5,785

48

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Florida Power & Light Co.	5.625%	4/1/34	16,275	18,004
Florida Power & Light Co.	5.400%	9/1/35	13,380	14,424
Florida Power & Light Co.	5.690%	3/1/40	7,350	8,303
Florida Power & Light Co.	5.250%	2/1/41	15,830	16,826
Florida Power & Light Co.	5.125%	6/1/41	5,200	5,427
Florida Power Corp.	6.750%	2/1/28	22,375	25,053
Georgia Power Co.	5.950%	2/1/39	27,960	31,737
Georgia Power Co.	5.400%	6/1/40	6,900	7,344
Georgia Power Co.	4.750%	9/1/40	9,555	9,152
Midamerican Energy Holdings Co.	6.125%	4/1/36	23,100	26,129
National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	53,885	72,250
Northern States Power Co.	7.125%	7/1/25	20,000	25,654
Northern States Power Co.	6.200%	7/1/37	40,000	48,070
Oklahoma Gas & Electric Co.	6.500%	4/15/28	12,770	14,488
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	6,872	9,024
Pacific Gas & Electric Co.	6.050%	3/1/34	34,240	38,290
Pacific Gas & Electric Co.	5.800%	3/1/37	7,377	8,046
Pacific Gas & Electric Co.	6.350%	2/15/38	5,655	6,561
Pacific Gas & Electric Co.	6.250%	3/1/39	35,905	41,237
Pacific Gas & Electric Co.	5.400%	1/15/40	19,800	20,483
PacifiCorp	6.100%	8/1/36	15,000	17,465
PacifiCorp	6.250%	10/15/37	7,815	9,301
PacifiCorp	6.350%	7/15/38	20,000	24,152
PacifiCorp	6.000%	1/15/39	34,100	39,630
PPL Electric Utilities Corp.	6.250%	5/15/39	10,075	11,959
PPL Electric Utilities Corp.	5.200%	7/15/41	3,375	3,508
PSEG Power LLC	8.625%	4/15/31	19,005	25,185
Public Service Electric & Gas Co.	5.375%	11/1/39	10,000	10,568
Puget Sound Energy Inc.	6.724%	6/15/36	10,000	12,117
Puget Sound Energy Inc.	6.274%	3/15/37	4,700	5,412
Puget Sound Energy Inc.	5.795%	3/15/40	18,500	20,255
Puget Sound Energy Inc.	5.764%	7/15/40	4,520	4,901
3 Rochester Gas & Electric Corp.	8.000%	12/15/33	5,000	6,370
San Diego Gas & Electric Co.	6.000%	6/1/26	25,000	29,327
South Carolina Electric & Gas Co.	6.625%	2/1/32	35,000	41,603
South Carolina Electric & Gas Co.	6.050%	1/15/38	8,600	9,824
Southern California Edison Co.	6.000%	1/15/34	12,575	14,489
Southern California Edison Co.	5.950%	2/1/38	10,000	11,619
Southern California Edison Co.	4.500%	9/1/40	12,000	11,480
Tampa Electric Co.	6.150%	5/15/37	35,000	40,087
Union Electric Co.	8.450%	3/15/39	9,000	13,214
Virginia Electric and Power Co.	6.000%	5/15/37	60,105	69,264
Virginia Electric and Power Co.	6.350%	11/30/37	11,170	13,406
Virginia Electric and Power Co.	8.875%	11/15/38	5,000	7,767
Xcel Energy Inc.	6.500%	7/1/36	5,000	5,881
Natural Gas (1.4%)
Enterprise Products Operating LLC	7.550%	4/15/38	5,396	6,733
KeySpan Corp.	5.875%	4/1/33	12,000	12,679
KeySpan Corp.	5.803%	4/1/35	10,000	10,429
Sempra Energy	6.000%	10/15/39	20,000	22,014
Texas Eastern Transmission LP	7.000%	7/15/32	17,000	20,735
TransCanada PipeLines Ltd.	6.200%	10/15/37	5,000	5,689
TransCanada PipeLines Ltd.	7.625%	1/15/39	50,300	65,897
				1,347,548
Total Corporate Bonds (Cost $7,388,344)				8,255,925
Sovereign Bonds (U.S. Dollar-Denominated) (0.7%)
3 CDP Financial Inc.	5.600%	11/25/39	15,000	16,052
3 CNOOC Finance 2011 Ltd.	5.750%	1/26/41	9,620	10,296
3 CNPC HK Overseas Capital Ltd.	5.950%	4/28/41	11,540	12,131
3 EDF SA	6.950%	1/26/39	28,000	33,916

49

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Qatar Government International Bond	6.400%	1/20/40	1,735	1,956
Total Sovereign Bonds (Cost $65,943)				74,351
Taxable Municipal Bonds (15.0%)
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	6.270%	2/15/50	58,835	61,300
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.918%	4/1/40	47,235	55,913
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	10,715	12,437
Board of Regents of the University of Texas System
Revenue Financing System Revenue	5.262%	7/1/39	12,800	13,561
Board of Regents of the University of Texas System
Revenue Financing System Revenue	4.794%	8/15/46	8,665	8,607
California GO	7.500%	4/1/34	32,655	39,936
California GO	7.550%	4/1/39	45,725	56,754
California GO	7.300%	10/1/39	129,045	155,121
California GO	7.625%	3/1/40	34,960	43,467
California GO	7.600%	11/1/40	45,010	56,652
California Public Works Board Lease Revenue	8.361%	10/1/34	5,535	6,089
Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	3,710	4,087
5 Commonwealth Financing Authority Pennsylvania
Revenue	5.197%	6/1/26	25,000	25,203
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	1,740	1,986
Duke University North Carolina Revenue	5.850%	4/1/37	38,850	43,775
Illinois GO	5.665%	3/1/18	23,795	25,460
Illinois GO	5.877%	3/1/19	24,220	25,708
Illinois GO	4.950%	6/1/23	1,375	1,320
Illinois GO	5.100%	6/1/33	164,245	149,190
Illinois Toll Highway Authority Revenue	6.184%	1/1/34	13,605	14,539
Los Angeles CA Department of Water & Power
Revenue	6.574%	7/1/45	33,740	39,960
Los Angeles CA Unified School District GO	5.755%	7/1/29	19,500	20,657
Los Angeles CA Unified School District GO	5.750%	7/1/34	1,450	1,540
Los Angeles CA Unified School District GO	6.758%	7/1/34	50,135	59,617
Los Angeles County CA Metropolitan Transportation
Authority Sales Tax Revenue	5.735%	6/1/39	11,485	12,383
Massachusetts Development Finance Agency Revenue
(Harvard University)	6.300%	10/1/37	61,368	67,397
Metropolitan New York Transportation Authority
Revenue (Dedicated Tax Fund)	7.336%	11/15/39	31,595	39,545
Metropolitan New York Transportation Authority
Revenue (Dedicated Tax Fund)	6.089%	11/15/40	5,305	5,773
6 New Jersey Economic Development Authority
Revenue (State Pension Funding)	7.425%	2/15/29	50,002	57,984
New Jersey Turnpike Authority Revenue	7.414%	1/1/40	30,965	39,540
New Jersey Turnpike Authority Revenue	7.102%	1/1/41	52,555	65,027
New York City Municipal Water Finance Authority	6.282%	6/15/42	7,225	7,804
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.724%	6/15/42	9,550	10,361
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	6.011%	6/15/42	3,480	3,988
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.882%	6/15/44	34,935	39,942
New York City NY Transitional Finance Authority Future
Tax Revenue	5.508%	8/1/37	3,975	4,225
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.289%	3/15/33	7,325	7,642
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.628%	3/15/39	15,560	16,435
North Texas Tollway Authority System Revenue	6.718%	1/1/49	23,790	27,111
Ohio State University General Receipts Revenue	4.910%	6/1/40	12,345	12,276
5 Oregon Community College District Revenue	5.440%	6/30/23	10,595	11,381

50

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
7	Oregon School Boards Association GO	4.759%	6/30/28	15,000	13,985
	Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	7,795	9,088
	Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	19,665	22,050
	Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	10,205	10,886
	Salt River Project Arizona Agricultural Improvement &
	Power District Revenue	4.839%	1/1/41	18,525	18,464
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	10,035	11,438
	San Francisco CA City & County Public Utility
	Commission Water Revenue	6.950%	11/1/50	13,325	15,896
	South Carolina Public Service Authority Revenue	6.454%	1/1/50	7,125	8,144
	Texas Transportation Commission GO	4.631%	4/1/33	6,255	6,143
	Texas Transportation Commission Revenue	5.178%	4/1/30	4,090	4,368
	University of California Regents Medical Center
	Revenue	6.548%	5/15/48	6,495	7,257
	University of California Regents Medical Center
	Revenue	6.583%	5/15/49	2,795	3,029
	University of California Revenue	5.770%	5/15/43	5,135	5,271
	Washington GO	5.481%	8/1/39	8,890	9,531
5	Wisconsin GO	5.700%	5/1/26	23,025	25,233
Total Taxable Municipal Bonds (Cost $1,421,406)					1,522,476
Temporary Cash Investment (0.4%)
Repurchase Agreement (0.4%)
	Goldman Sachs & Co.(Dated 7/29/11, Repurchase
	Value $41,101,000, collateralized by Federal Home
	Loan Mortgage Corp. 5.000%, 6/1/39, and Federal
	National Mortgage Assn. 5.000%, 10/1/40) (Cost
	$41,100)	0.190%	8/1/11	41,100	41,100

Total Investments (99.1%) (Cost $9,111,853)					10,096,310
Other Assets and Liabilities—Net (0.9%)					91,179
Net Assets (100%)					10,187,489

1 Securities with a value of $5,405,000 have been segregated as collateral for open swap contracts.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2011, the aggregate value of these securities was $713,800,000, representing 7.0% of net assets.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
6 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
7 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
GO—General Obligation Bond.

51

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (2.3%)
U.S. Government Securities (2.3%)
	United States Treasury Note/Bond	4.000%	11/15/12	69,315	72,619
	United States Treasury Note/Bond	4.250%	8/15/13	56,900	61,372
	United States Treasury Note/Bond	2.250%	5/31/14	92,825	97,379
	United States Treasury Note/Bond	4.250%	8/15/15	75,000	84,902
Total U.S. Government and Agency Obligations (Cost $301,718)					316,272
Corporate Bonds (94.2%)
Finance (13.1%)
	Banking (1.0%)
	BankAmerica Capital II	8.000%	12/15/26	14,590	14,809
1	LBG Capital No.1 PLC	7.875%	11/1/20	81,952	76,830
1	Lloyds TSB Bank plc	6.500%	9/14/20	28,730	28,153
	NB Capital Trust IV	8.250%	4/15/27	24,250	24,735
	Finance Companies (9.7%)
	Ally Financial Inc.	8.300%	2/12/15	74,645	81,736
	Ally Financial Inc.	8.000%	3/15/20	120,675	129,726
	Ally Financial Inc.	7.500%	9/15/20	67,975	71,204
	Ally Financial Inc.	8.000%	11/1/31	37,015	39,699
	CIT Group Inc.	7.000%	5/1/14	9,005	9,072
1	CIT Group Inc.	7.000%	5/4/15	16,147	16,187
1	CIT Group Inc.	7.000%	5/2/16	98,911	99,035
1	CIT Group Inc.	7.000%	5/2/17	170,406	170,406
^,1	CIT Group Inc.	6.625%	4/1/18	120,655	126,386
2,3	CIT Group Inc. Bank Loan	6.250%	8/11/15	8,130	8,146
1	International Lease Finance Corp.	6.500%	9/1/14	37,670	39,742
	International Lease Finance Corp.	8.625%	9/15/15	41,880	46,277
	International Lease Finance Corp.	5.750%	5/15/16	13,311	13,178
1	International Lease Finance Corp.	6.750%	9/1/16	42,895	45,683
	International Lease Finance Corp.	8.750%	3/15/17	38,820	43,381
1	International Lease Finance Corp.	7.125%	9/1/18	55,210	59,213
	International Lease Finance Corp.	6.250%	5/15/19	33,445	33,027
	International Lease Finance Corp.	8.250%	12/15/20	51,121	56,744
1	Provident Funding Associates LP / PFG Finance Corp.	10.250%	4/15/17	48,700	53,570
	SLM Corp.	6.250%	1/25/16	80,090	83,934
	SLM Corp.	8.450%	6/15/18	44,100	49,320
	SLM Corp.	8.000%	3/25/20	58,325	63,520
	Insurance (2.2%)
4	Hartford Financial Services Group Inc.	8.125%	6/15/18	94,960	102,310
1	Liberty Mutual Group Inc.	7.800%	3/15/37	55,515	55,792
1,4	Metlife Capital Trust IV	7.875%	12/15/67	46,910	50,663
1,4	MetLife Capital Trust X	9.250%	4/8/68	33,000	40,920
	Provident Cos. Inc.	7.000%	7/15/18	27,310	31,437
	Unum Group	6.750%	12/15/28	16,145	16,148
	Unum Group	7.375%	6/15/32	6,295	6,414
	Other Finance (0.2%)
	Lender Processing Services Inc.	8.125%	7/1/16	25,715	26,165

					1,813,562
Industrial (73.7%)
	Basic Industry (7.5%)
	Alpha Natural Resources Inc.	6.000%	6/1/19	27,945	28,783
	Alpha Natural Resources Inc.	6.250%	6/1/21	15,376	15,837
	Arch Coal Inc.	8.750%	8/1/16	14,090	15,640
	Arch Coal Inc.	7.250%	10/1/20	16,105	16,991
	Arch Western Finance LLC	6.750%	7/1/13	9,301	9,371
	Ashland Inc.	9.125%	6/1/17	24,880	28,239
	Cascades Inc.	7.750%	12/15/17	32,775	33,922
	Cascades Inc.	7.875%	1/15/20	10,620	10,992
2,3	CDW Extended Bank Loan	4.500%	7/15/17	64,333	62,470
	Celanese US Holdings LLC	6.625%	10/15/18	11,265	12,279

52

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Celanese US Holdings LLC	5.875%	6/15/21	12,740	13,504
CF Industries Inc.	6.875%	5/1/18	21,795	24,901
CF Industries Inc.	7.125%	5/1/20	27,670	32,581
Chemtura Corp.	7.875%	9/1/18	11,380	12,177
Cloud Peak Energy Resources LLC / Cloud Peak Energy
Finance Corp.	8.250%	12/15/17	28,965	30,920
Cloud Peak Energy Resources LLC / Cloud Peak Energy
Finance Corp.	8.500%	12/15/19	17,600	19,008
Consol Energy Inc.	8.000%	4/1/17	34,455	37,728
Consol Energy Inc.	8.250%	4/1/20	49,305	54,235
1 FMG Resources August 2006 Pty Ltd.	7.000%	11/1/15	49,525	52,071
1 FMG Resources August 2006 Pty Ltd.	6.375%	2/1/16	9,720	9,866
1 FMG Resources August 2006 Pty Ltd.	6.875%	2/1/18	48,750	50,533
1 Georgia-Pacific LLC	7.125%	1/15/17	78,040	82,722
1 Georgia-Pacific LLC	5.400%	11/1/20	20,130	21,333
Georgia-Pacific LLC	8.000%	1/15/24	17,955	21,815
1 Lyondell Chemical Co.	8.000%	11/1/17	46,851	53,059
Methanex Corp.	8.750%	8/15/12	28,910	30,500
Neenah Paper Inc.	7.375%	11/15/14	20,108	20,510
Novelis Inc.	8.375%	12/15/17	37,875	41,000
Novelis Inc.	8.750%	12/15/20	36,025	40,078
Solutia Inc.	8.750%	11/1/17	10,365	11,505
1 Vedanta Resources plc	8.750%	1/15/14	9,725	10,470
1 Vedanta Resources plc	9.500%	7/18/18	52,840	58,618
Weyerhaeuser Co.	7.375%	10/1/19	37,950	43,987
Weyerhaeuser Co.	7.375%	3/15/32	26,800	28,719
Capital Goods (6.3%)
1 Ardagh Packaging Finance plc	7.375%	10/15/17	16,125	16,674
Ball Corp.	7.125%	9/1/16	3,380	3,714
Ball Corp.	6.625%	3/15/18	18,800	19,411
Ball Corp.	7.375%	9/1/19	4,890	5,361
BE Aerospace Inc.	6.875%	10/1/20	37,830	40,667
1 Bombardier Inc.	7.500%	3/15/18	32,985	37,026
1 Bombardier Inc.	7.750%	3/15/20	33,085	37,386
1 Building Materials Corp. of America	6.875%	8/15/18	14,580	15,090
1 Building Materials Corp. of America	6.750%	5/1/21	19,490	19,929
Case New Holland Inc.	7.750%	9/1/13	23,465	25,577
1 Case New Holland Inc.	7.875%	12/1/17	91,025	102,858
1 Cemex Finance LLC	9.500%	12/14/16	61,020	59,516
1 Crown Americas LLC / Crown Americas Capital Corp. III	6.250%	2/1/21	36,450	37,361
1 Fibria Overseas Finance Ltd.	7.500%	5/4/20	83,061	91,450
1 Huntington Ingalls Industries Inc.	6.875%	3/15/18	27,210	28,026
1 Huntington Ingalls Industries Inc.	7.125%	3/15/21	25,350	26,237
Masco Corp.	6.125%	10/3/16	17,785	18,222
Masco Corp.	5.850%	3/15/17	6,819	6,887
Masco Corp.	6.625%	4/15/18	3,895	4,006
Masco Corp.	7.125%	3/15/20	26,791	27,260
Owens Corning	9.000%	6/15/19	39,840	48,007
1 Reynolds Group Issuer Inc / Reynolds Group Issuer LLC
/ Reynolds Group Issuer Luxembourg SA	8.500%	10/15/16	73,325	76,441
1 Reynolds Group Issuer Inc / Reynolds Group Issuer LLC
/ Reynolds Group Issuer Luxembourg SA	7.125%	4/15/19	43,750	42,875
1 Reynolds Group Issuer Inc. / Reynolds Group Issuer
LLC / Reynolds Group Issuer Lu	7.875%	8/15/19	9,590	9,686
United Rentals North America Inc.	10.875%	6/15/16	29,190	33,350
Vulcan Materials Co.	6.500%	12/1/16	14,610	14,555
Vulcan Materials Co.	7.500%	6/15/21	17,045	16,981
Communication (16.6%)
Belo Corp.	8.000%	11/15/16	9,750	10,701
Cablevision Systems Corp.	8.625%	9/15/17	51,205	56,454
Cablevision Systems Corp.	7.750%	4/15/18	8,085	8,651
CCO Holdings LLC / CCO Holdings Capital Corp.	7.250%	10/30/17	33,505	35,348
CCO Holdings LLC / CCO Holdings Capital Corp.	7.875%	4/30/18	38,955	41,877

53

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	CCO Holdings LLC / CCO Holdings Capital Corp.	7.000%	1/15/19	30,985	32,302
	CCO Holdings LLC / CCO Holdings Capital Corp.	8.125%	4/30/20	39,455	43,400
	CCO Holdings LLC / CCO Holdings Capital Corp.	6.500%	4/30/21	48,750	48,506
	Cenveo Corp.	8.875%	2/1/18	29,275	28,397
1	Cequel Communications Holdings I LLC and Cequel
	Capital Corp.	8.625%	11/15/17	59,365	63,224
	Cincinnati Bell Inc.	8.250%	10/15/17	33,775	34,282
	Clear Channel Worldwide Holdings Inc.	9.250%	12/15/17	9,115	9,867
	Clear Channel Worldwide Holdings Inc.	9.250%	12/15/17	48,120	52,330
2,3	Commscope, Inc. Bank Loan	5.000%	1/14/18	714	716
2,3	Commscope, Inc. Bank Loan	5.000%	1/14/18	6,593	6,612
	Cricket Communications Inc.	7.750%	5/15/16	24,260	25,898
	Cricket Communications Inc.	7.750%	10/15/20	97,250	97,372
	CSC Holdings LLC	8.500%	4/15/14	20,540	23,005
	CSC Holdings LLC	7.875%	2/15/18	29,580	32,612
	CSC Holdings LLC	7.625%	7/15/18	79,045	86,752
	CSC Holdings LLC	8.625%	2/15/19	10,520	12,098
	DISH DBS Corp.	7.875%	9/1/19	9,750	10,725
1	DISH DBS Corp.	6.750%	6/1/21	108,715	111,976
1	eAccess Ltd.	8.250%	4/1/18	16,850	17,208
1	EH Holding Corp.	6.500%	6/15/19	60,141	61,945
1	EH Holding Corp.	7.625%	6/15/21	9,735	10,051
	Frontier Communications Corp.	8.250%	5/1/14	56,450	61,954
	Frontier Communications Corp.	7.875%	4/15/15	6,910	7,523
	Frontier Communications Corp.	8.250%	4/15/17	20,535	22,691
	Frontier Communications Corp.	8.125%	10/1/18	58,200	63,874
	Frontier Communications Corp.	8.500%	4/15/20	24,495	27,036
	Frontier Communications Corp.	8.750%	4/15/22	14,585	16,044
1	GCI Inc.	6.750%	6/1/21	24,144	24,325
1	Inmarsat Finance plc	7.375%	12/1/17	14,580	15,418
	Intelsat Jackson Holdings SA	9.500%	6/15/16	6,705	7,015
1	Intelsat Jackson Holdings SA	7.250%	4/1/19	39,890	40,189
	Intelsat Jackson Holdings SA	8.500%	11/1/19	14,265	15,264
1	Intelsat Jackson Holdings SA	7.250%	10/15/20	107,065	107,868
1	Intelsat Jackson Holdings SA	7.500%	4/1/21	33,900	34,409
	Interpublic Group of Cos. Inc.	10.000%	7/15/17	25,520	30,177
	Lamar Media Corp.	6.625%	8/15/15	18,680	18,867
	Lamar Media Corp.	7.875%	4/15/18	11,890	12,574
	Liberty Media LLC	8.500%	7/15/29	14,595	14,522
	Liberty Media LLC	8.250%	2/1/30	46,115	45,539
^	Mediacom Broadband LLC / Mediacom Broadband
	Corp.	8.500%	10/15/15	47,845	49,520
	MetroPCS Wireless Inc.	7.875%	9/1/18	45,685	48,540
	MetroPCS Wireless Inc.	6.625%	11/15/20	75,800	75,800
1	Nielsen Finance LLC / Nielsen Finance Co.	7.750%	10/15/18	43,400	46,112
	NII Capital Corp.	7.625%	4/1/21	20,910	22,112
	Quebecor Media Inc.	7.750%	3/15/16	48,600	50,179
4	Quebecor Media Inc.	7.750%	3/15/16	49,585	51,197
	Qwest Corp.	6.875%	9/15/33	24,815	24,195
	SBA Telecommunications Inc.	8.000%	8/15/16	19,855	21,294
	SBA Telecommunications Inc.	8.250%	8/15/19	23,260	25,179
1	Sinclair Television Group Inc.	9.250%	11/1/17	31,400	34,697
	Sprint Capital Corp.	6.900%	5/1/19	24,395	24,883
	Sprint Nextel Corp.	6.000%	12/1/16	31,700	31,700
	Videotron Ltee	9.125%	4/15/18	25,380	28,489
	Virgin Media Secured Finance plc	6.500%	1/15/18	24,300	26,856
1	Wind Acquisition Finance SA	11.750%	7/15/17	75,775	84,110
	Windstream Corp.	7.875%	11/1/17	42,820	45,871
	Windstream Corp.	8.125%	9/1/18	22,355	24,032
	Windstream Corp.	7.000%	3/15/19	9,720	9,914
	Windstream Corp.	7.750%	10/15/20	38,950	41,190
	Consumer Cyclical (13.7%)
	AMC Entertainment Inc.	8.000%	3/1/14	23,190	23,248

54

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	AMC Entertainment Inc.	8.750%	6/1/19	42,420	45,177
2,3	Burger King Corp. Bank Loan	4.500%	10/19/16	43,036	42,906
1	CityCenter Holdings LLC / CityCenter Finance Corp.	7.625%	1/15/16	47,509	49,528
1	Delphi Corp.	5.875%	5/15/19	34,727	34,944
1	Delphi Corp.	6.125%	5/15/21	25,270	25,554
	Ford Motor Co.	6.625%	10/1/28	24,310	24,371
^	Ford Motor Co.	7.450%	7/16/31	12,645	14,352
	Ford Motor Credit Co. LLC	7.000%	10/1/13	114,970	123,305
	Ford Motor Credit Co. LLC	8.000%	12/15/16	47,520	53,935
	Ford Motor Credit Co. LLC	6.625%	8/15/17	34,755	37,449
	Ford Motor Credit Co. LLC	5.000%	5/15/18	48,255	47,893
	Ford Motor Credit Co. LLC	8.125%	1/15/20	55,475	64,628
1	General Motors Financial Co. Inc.	6.750%	6/1/18	43,795	44,452
	Goodyear Tire & Rubber Co.	10.500%	5/15/16	6,392	7,183
	Goodyear Tire & Rubber Co.	8.250%	8/15/20	44,470	48,861
	Hanesbrands Inc.	8.000%	12/15/16	22,835	25,061
	Hanesbrands Inc.	6.375%	12/15/20	32,850	32,604
	Host Hotels & Resorts LP	6.375%	3/15/15	24,315	24,862
	Host Hotels & Resorts LP	6.750%	6/1/16	7,790	8,063
1	Host Hotels & Resorts LP	5.875%	6/15/19	31,470	32,099
	Host Hotels & Resorts LP	6.000%	11/1/20	58,225	59,535
	Limited Brands, Inc.	8.500%	6/15/19	4,860	5,589
	Limited Brands, Inc.	7.000%	5/1/20	22,210	23,654
	Ltd Brands Inc.	6.625%	4/1/21	42,435	43,920
	Macy's Retail Holdings Inc.	7.450%	7/15/17	23,820	28,807
	Macy's Retail Holdings Inc.	7.000%	2/15/28	15,385	17,893
	Macy's Retail Holdings Inc.	6.700%	9/15/28	9,140	10,049
	Macy's Retail Holdings Inc.	6.900%	4/1/29	20,583	23,365
	Macy's Retail Holdings Inc.	6.700%	7/15/34	9,285	10,117
	MGM Resorts International	6.750%	9/1/12	16,575	16,907
	MGM Resorts International	10.375%	5/15/14	35,945	41,112
	MGM Resorts International	11.125%	11/15/17	18,780	21,644
	MGM Resorts International	9.000%	3/15/20	28,925	32,251
1	NAI Entertainment Holdings LLC	8.250%	12/15/17	6,446	6,962
	Navistar International Corp.	8.250%	11/1/21	56,000	61,110
	Phillips-Van Heusen Corp.	7.375%	5/15/20	25,435	27,470
1	QVC Inc.	7.500%	10/1/19	68,345	75,521
	Rite Aid Corp.	9.750%	6/12/16	23,335	25,902
	Rite Aid Corp.	10.375%	7/15/16	25,280	27,176
^	Rite Aid Corp.	7.500%	3/1/17	22,610	23,062
	Rite Aid Corp.	8.000%	8/15/20	29,250	32,321
	Royal Caribbean Cruises Ltd.	11.875%	7/15/15	24,250	29,828
	Service Corp. International	7.375%	10/1/14	12,605	13,803
	Service Corp. International	6.750%	4/1/16	22,998	24,809
	Service Corp. International	7.000%	6/15/17	38,900	42,207
	Service Corp. International	7.625%	10/1/18	35,040	39,245
	Tenneco Inc.	7.750%	8/15/18	8,215	8,728
	Tenneco Inc.	6.875%	12/15/20	29,075	30,056
1	TRW Automotive Inc.	7.000%	3/15/14	82,555	90,191
1	TRW Automotive Inc.	7.250%	3/15/17	44,280	48,653
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	7.875%	11/1/17	34,000	37,655
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	7.875%	5/1/20	14,590	16,013
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	7.750%	8/15/20	73,000	80,665
	Consumer Noncyclical (13.8%)
	ARAMARK Corp.	8.500%	2/1/15	98,490	101,937
1	ARAMARK Holdings Corp.	8.625%	5/1/16	11,345	11,657
1	BFF International Ltd.	7.250%	1/28/20	58,475	65,203
	Bio-Rad Laboratories Inc.	8.000%	9/15/16	12,800	14,320
	Biomet Inc.	10.000%	10/15/17	62,020	67,912
	Biomet Inc.	11.625%	10/15/17	16,995	18,758
	CHS/Community Health Systems Inc.	8.875%	7/15/15	118,160	121,705
	Constellation Brands Inc.	7.250%	9/1/16	65,188	71,870
	Constellation Brands Inc.	7.250%	5/15/17	26,605	29,265

55

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	DaVita Inc.	6.375%	11/1/18	35,482	36,192
	DaVita Inc.	6.625%	11/1/20	21,385	21,813
2,3	Del Monte Foods Co. Bank Loan	4.500%	3/8/18	7,555	7,517
2,3	Del Monte Foods Co. Bank Loan	4.500%	3/8/18	43,505	43,287
	Elan Finance PLC / Elan Finance Corp.	8.875%	12/1/13	47,530	49,194
	Elan Finance PLC / Elan Finance Corp.	8.750%	10/15/16	34,720	37,107
1	Fresenius Medical Care US Finance Inc.	5.750%	2/15/21	38,975	38,390
1	Fresenius US Finance II Inc.	9.000%	7/15/15	28,475	32,319
	HCA Inc.	5.750%	3/15/14	9,135	9,272
	HCA Inc.	6.375%	1/15/15	96,955	98,652
	HCA Inc.	6.500%	2/15/16	69,575	70,793
	HCA Inc.	9.250%	11/15/16	99,230	105,804
	HCA Inc.	9.875%	2/15/17	24,631	27,710
	HCA Inc.	8.500%	4/15/19	23,905	26,266
	HCA Inc.	6.500%	2/15/20	119,285	121,074
	HCA Inc.	7.690%	6/15/25	4,510	4,200
1	Hypermarcas SA	6.500%	4/20/21	43,015	43,443
1	IMS Health Inc.	12.500%	3/1/18	76,475	90,432
	LifePoint Hospitals Inc.	6.625%	10/1/20	17,460	17,809
1	Mylan Inc.	6.000%	11/15/18	67,840	69,536
1	Pernod-Ricard SA	5.750%	4/7/21	13,495	14,541
	Smithfield Foods Inc.	10.000%	7/15/14	28,070	32,702
1	STHI Holding Corp.	8.000%	3/15/18	8,660	8,876
	Tenet Healthcare Corp.	9.250%	2/1/15	8,760	9,636
	Tenet Healthcare Corp.	9.000%	5/1/15	43,890	47,072
	Tenet Healthcare Corp.	10.000%	5/1/18	19,525	22,210
	Tenet Healthcare Corp.	8.875%	7/1/19	63,575	70,568
	Tyson Foods Inc.	6.850%	4/1/16	46,695	52,065
1	Valeant Pharmaceuticals International	6.500%	7/15/16	34,265	33,665
1	Valeant Pharmaceuticals International	6.750%	10/1/17	13,600	13,226
1	Valeant Pharmaceuticals International	7.000%	10/1/20	14,550	13,968
1	Valeant Pharmaceuticals International	6.750%	8/15/21	36,030	34,048
1	Warner Chilcott Co. LLC / Warner Chilcott Finance LLC	7.750%	9/15/18	93,262	94,195
	Energy (6.7%)
	Chesapeake Energy Corp.	9.500%	2/15/15	15,900	18,682
	Chesapeake Energy Corp.	6.625%	8/15/20	24,350	26,237
	Chesapeake Energy Corp.	6.125%	2/15/21	38,980	40,832
	Denbury Resources Inc.	8.250%	2/15/20	19,004	20,999
	Denbury Resources Inc.	6.375%	8/15/21	12,445	12,818
	Encore Acquisition Co.	9.500%	5/1/16	37,295	41,584
1	Expro Finance Luxembourg SCA	8.500%	12/15/16	70,410	70,692
1	Harvest Operations Corp.	6.875%	10/1/17	26,290	27,407
	Hornbeck Offshore Services Inc.	6.125%	12/1/14	36,695	36,741
	Hornbeck Offshore Services Inc.	8.000%	9/1/17	16,565	16,938
	Newfield Exploration Co.	6.625%	4/15/16	23,985	24,765
	Newfield Exploration Co.	7.125%	5/15/18	56,260	60,198
	Newfield Exploration Co.	6.875%	2/1/20	16,575	17,901
	Offshore Group Investments Ltd.	11.500%	8/1/15	50,397	56,120
1	Offshore Group Investments Ltd.	11.500%	8/1/15	12,395	13,802
	Peabody Energy Corp.	7.375%	11/1/16	69,675	78,907
	Peabody Energy Corp.	7.875%	11/1/26	47,685	53,765
	Petrohawk Energy Corp.	10.500%	8/1/14	17,720	20,156
	Petrohawk Energy Corp.	7.875%	6/1/15	11,730	12,698
	Petrohawk Energy Corp.	7.250%	8/15/18	12,705	14,754
1	Petrohawk Energy Corp.	6.250%	6/1/19	14,600	16,918
	Pioneer Natural Resources Co.	5.875%	7/15/16	35,730	38,008
	Pioneer Natural Resources Co.	6.650%	3/15/17	68,845	75,041
	Pioneer Natural Resources Co.	6.875%	5/1/18	38,405	42,149
	Pioneer Natural Resources Co.	7.200%	1/15/28	12,855	13,755
	Range Resources Corp.	7.500%	10/1/17	19,450	20,714
	Range Resources Corp.	6.750%	8/1/20	13,580	14,734
	Range Resources Corp.	5.750%	6/1/21	44,365	46,251

56

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Other Industrial (0.5%)
	Virgin Media Finance plc	9.500%	8/15/16	43,375	48,906
	Virgin Media Finance plc	8.375%	10/15/19	14,560	16,307
	Technology (7.4%)
	Brocade Communications Systems Inc.	6.625%	1/15/18	9,355	9,870
	Brocade Communications Systems Inc.	6.875%	1/15/20	11,867	12,876
1	CDW LLC / CDW Finance Corp.	8.000%	12/15/18	38,650	40,776
1	CommScope Inc.	8.250%	1/15/19	48,700	50,770
	Equinix Inc.	8.125%	3/1/18	35,120	38,544
	Equinix Inc.	7.000%	7/15/21	25,205	26,213
	Fidelity National Information Services Inc.	7.625%	7/15/17	17,280	18,425
	Fidelity National Information Services Inc.	7.875%	7/15/20	13,825	14,655
2,3	First Data 2018 Dollar Term Loan	4.187%	9/24/14	48,433	44,447
1	First Data Corp.	7.375%	6/15/19	9,905	10,004
1	First Data Corp.	8.250%	1/15/21	65,975	64,655
^	Freescale Semiconductor Inc.	8.875%	12/15/14	20,561	21,332
1	Freescale Semiconductor Inc.	10.125%	3/15/18	50,621	56,442
1	Freescale Semiconductor Inc.	9.250%	4/15/18	29,155	31,779
2,3	Freescale Semiconductor, Inc. Bank Loan	4.436%	12/1/16	58,116	57,762
	Iron Mountain Inc.	8.000%	6/15/20	22,340	23,457
	Iron Mountain Inc.	8.375%	8/15/21	43,695	46,754
	Jabil Circuit Inc.	7.750%	7/15/16	10,690	12,026
	Jabil Circuit Inc.	8.250%	3/15/18	8,745	10,013
	Jabil Circuit Inc.	5.625%	12/15/20	8,580	8,494
1	Seagate HDD Cayman	6.875%	5/1/20	64,225	64,225
1	Seagate HDD Cayman	7.000%	11/1/21	22,265	22,543
	Seagate Technology HDD Holdings	6.800%	10/1/16	33,035	34,935
1	Seagate Technology International	10.000%	5/1/14	46,912	54,007
1	Sensata Technologies BV	6.500%	5/15/19	49,619	49,867
1	Sorenson Communications Inc.	10.500%	2/1/15	46,240	31,674
	SunGard Data Systems Inc.	10.250%	8/15/15	39,958	41,157
	SunGard Data Systems Inc.	7.375%	11/15/18	53,005	53,535
	SunGard Data Systems Inc.	7.625%	11/15/20	44,011	44,891
1	Unisys Corp.	12.750%	10/15/14	20,676	24,088
	Transportation (1.2%)
4	Continental Airlines 2005-ERJ1 Pass Through Trust	9.798%	4/1/21	27,683	28,652
4	Continental Airlines 2007-1 Class B Pass Through Trust	6.903%	4/19/22	20,342	20,138
	Hertz Corp.	8.875%	1/1/14	7,124	7,302
1	Hertz Corp.	6.750%	4/15/19	66,675	66,341
1	Hertz Corp.	7.375%	1/15/21	48,250	49,336
					10,172,053
Utilities (7.4%)
	Electric (4.8%)
	AES Corp.	7.750%	10/15/15	44,790	48,261
	AES Corp.	8.000%	10/15/17	45,766	49,313
	AES Corp.	8.000%	6/1/20	19,980	21,579
1	Calpine Corp.	7.250%	10/15/17	121,118	124,146
1	Calpine Corp.	7.500%	2/15/21	48,550	50,249
	GenOn Energy Inc.	7.875%	6/15/17	19,975	20,075
4	Homer City Funding LLC	8.734%	10/1/26	48,448	44,391
1	Intergen NV	9.000%	6/30/17	57,635	61,309
1	Ipalco Enterprises Inc.	7.250%	4/1/16	11,985	13,453
1	Ipalco Enterprises Inc.	5.000%	5/1/18	14,510	14,565
4	Midwest Generation LLC	8.560%	1/2/16	7,764	7,998
	NRG Energy Inc.	7.375%	1/15/17	89,225	93,463
1	Texas Competitive Electric Holdings Co. LLC / TCEH
	Finance Inc.	11.500%	10/1/20	58,620	53,637
2,3	Texas Competitive Electric Holdings Co., LLC Bank
	Loan	4.686%	10/10/17	45,385	33,783
2,3	Texas Competitive Electric Holdings Co., LLC Bank
	Loan	4.768%	10/10/17	48,159	35,848

57

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Natural Gas (2.6%)
	El Paso Corp.	7.000%	6/15/17	21,395	24,444
	El Paso Corp.	7.250%	6/1/18	66,150	75,742
	El Paso Corp.	6.500%	9/15/20	36,085	39,603
	Energy Transfer Equity LP	7.500%	10/15/20	78,360	83,649
	Ferrellgas LP / Ferrellgas Finance Corp.	6.500%	5/1/21	45,215	43,745
1	Kinder Morgan Finance Co. LLC	6.000%	1/15/18	45,785	47,502
	Kinder Morgan Finance Co. ULC	5.700%	1/5/16	15,000	15,694
	MarkWest Energy Partners LP / MarkWest Energy
	Finance Corp.	6.500%	8/15/21	2,435	2,532
1	NGPL PipeCo LLC	7.119%	12/15/17	21,385	24,241
					1,029,222
Total Corporate Bonds (Cost $12,181,475)					13,014,837

				Shares
Equities (1.2%)
	Citigroup Capital XIII Pfd.			4,765,000	129,131
	GMAC Capital Trust I Pfd.			1,267,500	32,334
*	MediaNews Group Inc. Warrants Exp. 03/19/2017			73,622	—
Total Equities (Cost $181,086)					161,465
Temporary Cash Investments (1.4%)
Money Market Fund (0.1%)
5,6	Vanguard Market Liquidity Fund	0.114%		8,689,750	8,690

				Face
				Amount
				($000)
Repurchase Agreement (1.3%)
	Banc of America Securities, LLC(Dated 7/29/11,
	Repurchase Value $180,603,000, collateralized by
	Federal Home Loan Mortgage Corp. 2.553%-4.990%,
	1/1/25-4/1/38, Federal National Mortgage Assn.
	3.235%-5.734%, 9/1/14-5/1/41)	0.180%	8/1/11	180,600	180,600
Total Temporary Cash Investments (Cost $189,290)					189,290
Total Investments (99.1%) (Cost $12,853,569)					13,681,864
Other Assets and Liabilities—Net (0.9%)[5]					124,626
Net Assets (100%)					13,806,490

^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $8,432,000.
* Non-income-producing security.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2011, the aggregate value of these securities was $4,559,170,000, representing 33.0% of net assets.
2 Adjustable-rate security.
3 Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At July 31, 2011, the aggregate value of these securities was $343,494,000, representing 2.5% of net assets.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Includes $8,690,000 of collateral received for securities on loan.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

58

© 2011 The Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA 392 092011

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FIXED INCOME SECURITIES FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: September 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FIXED INCOME SECURITIES FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: September 22, 2011

VANGUARD FIXED INCOME SECURITIES FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: September 22, 2011

*By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number 33-53683,
Incorporated by Reference.